RS Variable Products Trust

RS Large Cap Alpha VIP Series
RS Small Cap Growth Equity VIP Series
RS International VIP Series
RS Emerging Markets VIP Series
RS Investment Quality Bond VIP Series
RS Low Duration Bond VIP Series
RS High Yield VIP Series
RS S&P 500 Index VIP Series

March 23, 2016

Dear Guardian Contract Owner:

A meeting of shareholders (the "Meeting") of each series of RS Variable Products Trust listed above (each an "Acquired Fund") has been scheduled for May 19, 2016 at the offices of RS Investment Management Co. LLC ("RS Investments") at One Bush Street, Suite 900, San Francisco, California 94104, at 9:00 a.m. Pacific Time. Guardian Insurance & Annuity Company, Inc. ("Guardian") is the legal owner of your Acquired Fund's shares and will vote those shares at the Meeting. As an owner of a Guardian variable annuity contract or variable life insurance policy, you have the opportunity to provide Guardian with your voting instructions on a reorganization involving your fund.

Victory Capital Holdings, Inc. ("Victory Holdings") has agreed to purchase RS Investments from its current shareholders, including its parent company and certain investment professionals and employees of RS Investments who hold equity in RS Investments (the "Transaction"). RS Investments is the investment adviser to the Acquired Funds. The closing of the Transaction is expected to occur in the second quarter of 2016, subject to customary closing conditions, including regulatory approvals and client consents. Upon the closing of the Transaction, most of the investment professionals and certain other key employees of RS Investments are expected to become employees of Victory Capital Management Inc. ("Victory Capital"), a subsidiary of Victory Holdings.

The purpose of the Meeting is to seek shareholder approval of an Agreement and Plan of Reorganization (the "Agreement") under which each Acquired Fund will reorganize (each, a "Reorganization") into a newly created corresponding series of Victory Variable Insurance Funds (each an "Acquiring Fund"), a registered investment company advised by Victory Capital. The proposed Reorganizations of the Acquired Funds are part of the larger plans to integrate the advisory businesses of RS Investments and Victory Capital in connection with the Transaction. The Reorganizations are proposed to close at approximately the same time as the Transaction.

If shareholders of an Acquired Fund approve the Agreement described in the accompanying materials, they will become shareholders of the corresponding Acquiring Fund; Victory Capital will be the investment adviser to each Acquiring Fund. The investment objective of each Acquiring Fund will be substantially identical to that of the corresponding Acquired Fund. The principal investment strategies and principal risks of each Acquiring Fund will be substantially identical to those of the corresponding Acquired Fund except for certain differences between the investment strategies and risks of RS Investment Quality Bond VIP Series and RS Low Duration Bond VIP Series and their corresponding Acquiring Funds. These changes are described in detail in the combined prospectus/proxy statement accompanying this letter. Victory Capital intends to employ or retain the Acquired Funds' current investment management teams to manage the Acquiring Funds after the Reorganizations, except that it is anticipated that the proposed Acquiring Fund for each of RS Investment Quality Bond VIP Series and RS Low Duration Bond VIP Series will be managed by members of INCORE Capital Management, an existing Victory Capital investment franchise, and that the proposed Acquiring Fund for RS S&P 500 Index VIP Series will be managed by members of Compass EMP, another existing Victory Capital investment franchise. With these exceptions, no material change in the day-to-day portfolio management of the Acquired Funds is expected as a result of the Reorganizations.

It is expected that, following the proposed Reorganizations, the expenses associated with investing in the Acquiring Funds will be the same as or lower than the expenses associated with investing in the Acquired Funds as of December 31, 2015, for at least two years following the Reorganizations, as described in detail in the combined prospectus/proxy statement. An Acquiring Fund may experience higher gross total operating expenses after that date unless the expense limitation agreement that will be in place during that period is continued.

The board of trustees (the "Board") of RS Variable Products Trust believes that approval of each Reorganization is in the best interests of each Acquired Fund. Accordingly, the Board recommends that you vote in favor of the Agreement related to the proposed Reorganization of your Acquired Fund.

The enclosed prospectus/proxy statement materials provide more information about the proposed Reorganizations , and a voting instruction card is enclosed for you to submit your instructions. Guardian will accept voting instructions until the close of business on May 18, 2016. You may provide your voting instructions by filling out the enclosed voting instruction card and returning it to us, by calling the toll-free telephone number included on your voting instruction card, or by logging on to the Internet address located on the enclosed voting instruction card and following the instructions on the website. If we do not receive your voting instructions as the Meeting date approaches, we or our solicitation firm may contact you to obtain your voting instructions.

Thank you for taking the time to consider these important Reorganization proposals and for your continuing investment in the RS Funds. If you have any questions regarding the proposed Reorganizations to be voted on, please do not hesitate to call our proxy information line at 1-888-357-9187. Representatives are available to answer your call Monday through Friday 9:00 a.m. to 6:00 p.m. Eastern Time.

Sincerely,

Matthew H. Scanlan
President and Principal Executive Officer
RS Variable Products Trust

March 23, 2016

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NOTICE OF MEETING OF SHAREHOLDERS
RS Variable Products Trust

RS Large Cap Alpha VIP Series
RS Small Cap Growth Equity VIP Series
RS International VIP Series
RS Emerging Markets VIP Series
RS Investment Quality Bond VIP Series
RS Low Duration Bond VIP Series
RS High Yield VIP Series
RS S&P 500 Index VIP Series

To be held May 19, 2016

A Meeting of Shareholders (the "Meeting") of each of the funds listed above (each, an "Acquired Fund") will be held at 9:00 a.m. PT on May 19, 2016, at the offices of RS Investment Management Co. LLC ("RS Investments") at One Bush Street, Suite 900, San Francisco, California 94104. At the Meeting, shareholders of each Acquired Fund will consider the following proposal with respect to their Fund:

•  To approve the Agreement and Plan of Reorganization (the "Agreement") by and among RS Variable Products Trust, on behalf of the Acquired Fund, Victory Variable Insurance Funds, on behalf of the corresponding fund indicated below (each, an "Acquiring Fund"), RS Investments, and Victory Capital Management Inc.

Shareholders of each Acquired Fund will vote separately on the proposal to reorganize the Acquired Fund into the corresponding Acquiring Fund pursuant to the Agreement as shown below:

Acquired Fund	Acquiring Fund	Proposal #
RS Large Cap Alpha VIP Series Class I	Victory RS Large Cap Alpha VIP Series Class I	1
RS Small Cap Growth Equity VIP Series Class I	Victory RS Small Cap Growth Equity VIP Series Class I	2
RS International VIP Series Class I	Victory RS International VIP Series Class I	3
RS Emerging Markets VIP Series Class I	Victory RS Emerging Markets VIP Series Class I	4
RS Investment Quality Bond VIP Series Class I	Victory INCORE Investment Quality Bond VIP Series Class I	5

Acquired Fund	Acquiring Fund	Proposal #
RS Low Duration Bond VIP Series Class I	Victory INCORE Low Duration Bond VIP Series Class I	6
RS High Yield VIP Series Class I	Victory High Yield VIP Series Class I	7
RS S&P 500 Index VIP Series Class I	Victory S&P 500 Index VIP Series Class I	8

Please carefully read the enclosed combined prospectus/proxy statement. It discusses these proposals in more detail. Shares of each Acquired Fund are owned of record by The Guardian Insurance & Annuity Company, Inc. ("Guardian"). If you held a variable annuity contract or variable life insurance policy (each a "Contract") as of the close of business on March 4, 2016, you may instruct Guardian how to vote the shares attributable to your Contract at the Meeting or at any adjournment or postponement of the Meeting. You are welcome to attend the Meeting in person. If you cannot attend in person, please instruct Guardian how to vote by mail, telephone, or internet. Just follow the instructions on the enclosed voting instruction card. If you have questions, please call 1-888-357-9187. It is important that you instruct Guardian how to vote the shares attributable to your Contract. The board of trustees of RS Variable Products Trust recommends that you instruct Guardian to vote FOR the proposed Reorganization of your Acquired Fund.

By order of the Board of Trustees

Nina Gupta, Secretary
March 23, 2016

RS Variable Products Trust

RS Large Cap Alpha VIP Series
RS Small Cap Growth Equity VIP Series
RS International VIP Series
RS Emerging Markets VIP Series
RS Investment Quality Bond VIP Series
RS Low Duration Bond VIP Series
RS High Yield VIP Series
RS S&P 500 Index VIP Series

QUESTIONS AND ANSWERS

YOUR VOTE IS VERY IMPORTANT!

March 23, 2016

This is a brief overview of the reorganization proposed for your fund. We encourage you to read the full text of the enclosed combined prospectus/proxy statement.

Q:  Why am I being asked to provide voting instructions?

As announced on December 18, 2015, the parent company of Victory Capital Management Inc. ("Victory Capital") has entered into an agreement to acquire RS Investment Management Co. LLC ("RS Investments"), the investment adviser to your Acquired Fund, from its current shareholders, including its parent company and certain investment professionals and employees of RS Investments who hold equity in RS Investments (the "Transaction"). The fund reorganizations are being proposed as part of the plans to integrate the investment advisory businesses of RS Investments and Victory Capital.

Mutual funds are required to seek shareholder approval for certain kinds of transactions, like the reorganizations proposed in the enclosed combined prospectus/proxy statement. The above-listed funds (each, an "Acquired Fund" and together, the "Acquired Funds") issue and sell their shares to separate accounts of The Guardian Insurance & Annuity Company, Inc. ("Guardian"). The separate accounts hold shares of mutual funds, including the Acquired Funds, which serve as investment allocation options under variable annuity contracts or variable life insurance policies (each a "Contract") that are issued by Guardian. Owners of the Contracts issued by Guardian ("Contract Owners") allocate the value of their Contracts among these separate accounts. As a result, Contract Owners are the indirect owners of shares of the Acquired Funds. However, as the owner of the assets held in the separate accounts, Guardian is the shareholder of record of the Acquired Funds. You are being asked to provide voting instructions to Guardian regarding a reorganization involving your fund.

Q:  What is a fund reorganization?

A fund reorganization involves one fund (referred to in this prospectus/proxy statement as the Acquired Fund) transferring all of its assets to another fund (referred to in this prospectus/proxy statement as the Acquiring Fund) in exchange for shares of the Acquiring Fund and the Acquiring Fund's assumption of the Acquired Fund's liabilities. Following the reorganization, Contract Owners who formerly had interests in the Acquired Fund will have interests in the Acquiring Fund. (The Acquired Funds and the Acquiring Funds are referred to individually or collectively as a "Fund" or the "Funds," respectively.)

Q:  Are my voting instructions important?

Yes, absolutely! While the board of trustees (the "Board") of RS Variable Products Trust has reviewed the proposed reorganization for your fund and recommends that you approve it, the proposal generally cannot go forward without the approval of Contract Owners of your Fund.

Q:  On what am I being asked to provide voting instructions?

You are being asked to provide voting instructions regarding the reorganization (the "Reorganization") of the Acquired Fund of which you are a Contract Owner into the corresponding Acquiring Fund, as noted in the table below:

Acquired Fund	Acquiring Fund
RS Large Cap Alpha VIP Series	Victory RS Large Cap Alpha VIP Series
RS Small Cap Growth Equity VIP Series	Victory RS Small Cap Growth Equity VIP Series
RS International VIP Series	Victory RS International VIP Series
RS Emerging Markets VIP Series	Victory RS Emerging Markets VIP Series
RS Investment Quality Bond VIP Series	Victory INCORE Investment Quality Bond VIP Series
RS Low Duration Bond VIP Series	Victory INCORE Low Duration Bond VIP Series
RS High Yield VIP Series	Victory High Yield VIP Series
RS S&P 500 Index VIP Series	Victory S&P 500 Index VIP Series

Guardian is the legal owner of your Acquired Fund's shares and will vote those shares at a meeting of shareholders of the Acquired Fund. However, as a Contract Owner, you are entitled to instruct Guardian how to vote the shares attributable to your Contract.

If Guardian votes its shares in favor of the Reorganization of your Acquired Fund and the other closing conditions are met, interests in your Acquired Fund attributable to your Contract will, in effect, be converted into interests in the corresponding Acquiring Fund with the same aggregate net asset value as that of your Acquired Fund interests at the time of the Reorganization. The number and value of Acquiring Fund shares each Acquired Fund Contract Owner will receive in the Reorganization will be equal to the number and value of the Acquired Fund shares attributable to such Contract Owner immediately prior to the Reorganization. We encourage you to read the full text of the enclosed combined prospectus/proxy statement to obtain a more detailed understanding of the matters relating to each proposed Reorganization.

Q:  How will the Reorganizations benefit the Acquired Funds and the Contract Owners?

Victory Capital and RS Investments believe the Reorganizations will benefit the Acquired Funds and their shareholders by offering them, among other things:

•  in most cases, the continued ability to benefit from the expertise of the same portfolio managers currently managing the Acquired Funds;

•  for RS Investment Quality Bond VIP Series and RS Low Duration Bond VIP Series, the ability to benefit from the expertise of portfolio managers with Victory Capital's investment franchise, INCORE Capital Management;

•  for RS S&P 500 Index VIP Series, the ability to benefit from the expertise of portfolio managers with Victory Capital's investment franchise, Compass EMP;

•  opportunities for increased asset growth and improved economies of scale, over the long-term, as a result of the combined distribution capabilities of the new organization;

•  anticipated total operating expenses for all classes of shares that, on a net basis under a contractual Victory Capital expense limitation agreement, are expected to be equal to or lower than current operating expenses for at least two years following the closing of the Reorganizations, although some Acquiring Funds may experience higher gross total operating expenses after that date unless the expense limitation agreement is continued; and

•  the ability to spread fixed costs over a larger combined asset base of Victory funds, which has the potential to result in a reduction in the per share expenses paid by shareholders of the Acquiring Funds over the longer term.

Q:  Will there be any changes to the Acquired Funds' investment program or portfolio management teams as a result of the Reorganizations?

No, for most Funds. After the Reorganizations, Victory Capital intends to employ or retain the Acquired Funds' current investment management teams to manage the Acquiring Funds in accordance with substantially identical investment objectives, principal investment strategies, and principal risks of each Acquiring Fund except as follows:

•  RS Investment Quality Bond VIP Series and RS Low Duration Bond VIP Series: the Acquiring Funds corresponding to each of RS Investment Quality Bond VIP Series and RS Low Duration Bond VIP Series will be managed by an investment management team at INCORE Capital Management, a Victory Capital investment franchise. The investment strategies of these Acquiring Funds will be substantially similar to those of the Acquired Funds.

•  RS S&P 500 VIP Series: the proposed Acquiring Fund for RS S&P 500 VIP Series will be managed by an investment management team at Compass EMP, a Victory Capital investment franchise. The investment strategies of the Acquiring Fund will be substantially indentical to those of the Acquired Fund.

With these exceptions, no material change in the investment program or change in the day-to-day portfolio management of the Acquired Funds is expected as a result of the Reorganizations.

Q:  Are there any other significant differences in the management of the Acquired Funds and the Acquiring Funds?

The investment advisory services to be provided by Victory Capital to the Acquiring Funds under the Acquiring Funds' investment advisory agreement are similar to the investment advisory services provided by RS Investments to the Acquired Funds under the Acquired Funds' investment advisory agreement. Under these agreements, Victory Capital and RS Investments each may retain the services of an investment sub-adviser provided certain conditions are met.

The Acquiring Funds have obtained a "manager of managers" exemptive order from the Securities and Exchange Commission ("SEC") granting relief from certain requirements relating to the hiring of investment sub-advisers (the "Victory order"). The Victory order permits the Acquiring Funds' Board of Trustees, subject to certain conditions, to approve a sub-adviser and modify any existing or future sub-advisory agreement with such sub-advisers at any time without shareholder approval. The Acquired Funds have not received comparable exemptive relief and would, therefore, be required to obtain shareholder approval to appoint a new sub-adviser in most cases.

Use of the manager of managers structure in reliance on the Victory order has been approved by the initial shareholder of each of the Acquiring Funds, although Victory Capital does not currently intend to recommend any changes in reliance on the Victory order. Please see the section entitled "Additional Information About Each Reorganization — Manager of Managers Structure — Victory Capital," in the prospectus/proxy statement for more information.

Q:  Are there direct costs or tax consequences of the Reorganizations?

No. The direct costs associated with the Reorganizations will be borne by Victory Capital and RS Investments and not by the shareholders of the Funds. Each Reorganization is expected to be tax-free for U.S. federal income tax purposes. Accordingly, no gain or loss is expected to be recognized by the Acquired Fund or the separate accounts of Guardian as its shareholders as a direct result of the Reorganization. Provided that the Contracts qualify to be treated as life insurance contracts under Section 7702(a) of the Internal Revenue Code of 1986, as amended (the "Code") or annuity contracts under Section 72 of the Code, the Reorganizations will not be a taxable event for Contract Owners regardless of the tax status of the Reorganizations. To the extent that any portfolio assets of an Acquired Fund are sold in connection with its Reorganization, an Acquired Fund would incur transaction costs and may result in a taxable distribution of gains to shareholders. However, it is not anticipated that the amount of such transaction costs incurred, if any, will be significant to any Fund.

Q:  Will there be any changes to the rights or benefits provided by my variable annuity or variable life policy issued by Guardian as a result of the Reorganizations?

No. The Reorganizations will not affect any of the rights or benefits provided by my variable annuity or variable life policy issued by Guardian. In addition, the Acquiring Fund that corresponds to the Acquired Fund that is currently offered as an investment option under your variable annuity or variable life policy will be offered as an investment option under your variable annuity or variable life policy following the Reorganizations.

Q:  If approved, when will the Reorganizations happen?

If approved by shareholders, the Reorganizations will take place as soon as practicable following shareholder approval of each Reorganization, subject to satisfaction of customary closing conditions and consents, including that the Transaction involving RS Investments and Victory Capital proceeds to close. The closing of the Transaction is also subject to customary closing conditions, including regulatory approvals and the consent of clients (including the Acquired Funds) representing a minimum level of revenue. The Transaction is expected to be completed in the second quarter of 2016 and the Reorganizations are proposed to close generally concurrently with the close of the Transaction.

Q:  How will the Reorganizations work?

As a result of the Reorganizations, shareholders of each Acquired Fund will become owners of shares of the Acquiring Fund with the same value as the shares of the Acquired Fund that they held prior to the Reorganizations. More specifically, the Reorganizations provide that the Class I shares of an Acquired Fund will transfer all of its assets to the corresponding Acquiring Fund in exchange for Class I shares of that Acquiring Fund. Each Acquiring Fund will assume all of the liabilities of the Acquired Fund. Under the Reorganizations, each Acquired Fund will distribute the Acquiring Fund shares pro rata to its shareholders in cancellation of such shareholders' proportional interests in the Acquired Fund.

Q:  What will happen if a Reorganization is not approved?

Approval of one Reorganization is not expressly conditioned upon the approval of any other Reorganization, but closing of each Reorganization is conditioned upon closing of the Transaction by RS Investments and Victory Capital. Since the Transaction is conditioned upon, among other things, obtaining the consent of clients (including the Acquired Funds) representing a minimum level of revenue, even if an Acquired Fund's shareholders approve a Reorganization, it may not be sufficient to satisfy the revenue condition for the closing of the Transaction if shareholders of enough other Acquired Funds do not approve their Reorganization or if enough private clients of RS Investments do not provide their consent.

If the Transaction between Victory Capital and RS Investments is not closed, none of the Reorganizations will take place and the Acquired Funds will continue to operate with RS Investments as their investment adviser.

If the shareholders of an Acquired Fund have not approved the Reorganization and the parties to the Transaction proceed to close the Transaction, then the Acquired Fund's existing investment advisory agreement with RS Investments will terminate. At that point, the Board of RS Variable Products Trust may take any further action it deems to be in the best interest of the Acquired Fund and its shareholders, including: (1) approval of an interim advisory agreement with Victory Capital to permit additional time to solicit shareholder approval of the Reorganization; (2) identifying another adviser to serve as the adviser for the Acquired Fund; or (3) liquidating the Acquired Fund.

Q:  How does my Board recommend that I instruct Guardian to vote?

After careful consideration, your Board recommends that you instruct Guardian to vote FOR the Reorganization of your Acquired Fund.

Q:  How can I provide voting instructions?

You can instruct Guardian how to vote the shares attributable to your Contract in one of four ways:

•  By telephone (call the toll free number listed on your proxy card)

•  By internet (log on to the internet site listed on your proxy card)

•  By mail (using the enclosed postage prepaid envelope)

•  In person at the shareholder meeting scheduled to occur at One Bush Street, Suite 900, San Francisco, California 94101 on May 19, 2016.

The deadline for voting by telephone or internet is the close of business on May 18, 2016. We encourage you to vote as soon as possible. Please refer to the enclosed voting instruction card for information on voting by telephone, internet or mail.

Q:  Whom should I call if I have questions?

If you have questions about any of the proposals described in the combined prospectus/proxy statement or about procedures for providing voting instructions, please call 1-888-357-9187. The firm of Boston Financial Data Services, Inc. ("BFDS") has been retained to assist in the tabulation of voting instructions of Contract Owners. You also may obtain a copy of the Acquired Funds' annual report for the fiscal year ended December 31, 2015, without charge. Please direct any such requests by telephone to 1-800-221-3253, by writing to RS Funds Distributor LLC at One Bush Street, Suite 900, San Francisco, California 94104 or by downloading from www.rsinvestments.com/vip.htm.

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RS Variable Products Trust	Victory Variable Insurance Funds
(Each of the below series, an "Acquired Fund")	(Each of the below series, an "Acquiring Fund")
RS Large Cap Alpha VIP Series	Victory RS Large Cap Alpha VIP Series
RS Small Cap Growth Equity VIP Series	Victory RS Small Cap Growth Equity VIP Series
RS International VIP Series	Victory RS International VIP Series
RS Emerging Markets VIP Series	Victory RS Emerging Markets VIP Series
RS Investment Quality Bond VIP Series	Victory INCORE Investment Quality Bond VIP Series
RS Low Duration Bond VIP Series	Victory INCORE Low Duration Bond VIP Series
RS High Yield VIP Series	Victory High Yield VIP Series
RS S&P 500 Index VIP Series	Victory S&P 500 Index VIP Series

COMBINED PROSPECTUS/PROXY STATEMENT

March 23, 2016

This document is a proxy statement for each Acquired Fund and a prospectus for each Acquiring Fund. The address and telephone number of each Acquired Fund is c/o RS Investment Management Co. LLC, One Bush Street, Suite 900, San Francisco, California 94104, and 1-800-766-3863. The address and telephone number of each Acquiring Fund is c/o Victory Capital Management Inc., 4900 Tiedeman Road, Brooklyn, Ohio 44144, and 1-800-539-3863. This combined prospectus/proxy statement and the enclosed proxy card or voting instruction card were first mailed to shareholders of each Acquired Fund beginning on or about March 29, 2016. This combined prospectus/proxy statement contains information you should know before providing voting instructions on the following proposals with respect to your Acquired Fund, as indicated below. You should read this document carefully and retain it for future reference.

At the Meeting, shareholders will consider whether, with respect to their Acquired Fund:

•  To approve the Agreement and Plan of Reorganization (the "Agreement") by and among RS Variable Products Trust, on behalf of the Acquired Fund, Victory Variable Insurance Funds, on behalf of the corresponding Acquiring Fund, RS Investment Management Co. LLC ("RS Investments"), and Victory Capital Management Inc. ("Victory Capital").

Shareholders of each Acquired Fund will vote separately on the proposal to reorganize the Acquired Fund into the corresponding Acquiring Fund pursuant to the Agreement as shown below:

Acquired Fund	Acquiring Fund	Proposal #
RS Large Cap Alpha VIP Series Class I	Victory RS Large Cap Alpha VIP Series Class I	1
RS Small Cap Growth Equity VIP Series Class I	Victory RS Small Cap Growth Equity VIP Series Class I	2
RS International VIP Series Class I	Victory RS International VIP Series Class I	3
RS Emerging Markets VIP Series Class I	Victory RS Emerging Markets VIP Series Class I	4
RS Investment Quality Bond VIP Series Class I	Victory INCORE Investment Quality Bond VIP Series Class I	5
RS Low Duration Bond VIP Series Class I	Victory INCORE Low Duration Bond VIP Series Class I	6
RS High Yield VIP Series Class I	Victory High Yield VIP Series Class I	7
RS S&P 500 Index VIP Series Class I	Victory S&P 500 Index VIP Series Class I	8

The proposals will be considered by shareholders who owned shares of the Acquired Funds on March 4, 2016 at a meeting of shareholders (the "Meeting") that will be held at 9:00 a.m. PT on May 19, 2016, at the offices of RS Investments at One Bush Street, Suite 900, San Francisco, California 94104. Each of the Acquired Funds and the Acquiring Funds (each a "Fund" and collectively, the "Funds") is a registered open-end management investment company (or a series thereof).

The funds comprising RS Variable Products Trust (the "Variable Funds") issue and sell their shares to separate accounts of Guardian. These separate accounts hold shares of mutual funds, including the Variable Funds, which fund benefits under variable annuity contracts or variable life insurance policies (each a "Contract") that are issued by Guardian. As the owner of the assets held in the separate accounts, Guardian is a shareholder of the Variable Funds and is entitled to vote its shares of each Variable Fund. However, the Variable Funds have been informed that Guardian votes outstanding shares of the Variable Funds in accordance with instructions received from the owners of the variable annuity contracts and variable life insurance policies ("Contract Owners"). This Notice is expected to be delivered by Guardian to Contract Owners who do not invest directly in or hold shares of the Variable Funds, but who, by virtue of their ownership of the contracts, have a beneficial interest in one or more of the Variable Funds as of the Record Date, so that they may instruct Guardian how to vote the shares of the Variable Funds underlying their Contracts.

Although the Board of Trustees (the "Board") of RS Variable Products Trust recommends that shareholders of each Acquired Fund approve the reorganization of such Acquired Fund into the corresponding Acquiring Fund pursuant to the Agreement (each a "Reorganization"), the Reorganization of each Acquired Fund is not conditioned upon the Reorganization of any other Acquired Fund. Accordingly, if shareholders of one Acquired Fund approve its Reorganization, but shareholders of a second Acquired Fund do not approve the second Acquired Fund's Reorganization, assuming all other conditions to closing of the Reorganization have been satisfied, it is expected that the Reorganization of the first Acquired Fund will take place as described in this combined prospectus/proxy statement. If shareholders of any Acquired Fund fail to approve its Reorganization, the Board will consider what other actions, if any, may be appropriate.

Where to Get More Information

The following documents have been filed with the Securities and Exchange Commission (the "SEC") and are incorporated into this combined prospectus/proxy statement by reference:

RS Variable Products Trust (SEC file no. 333-135544)

•  the prospectus of RS Variable Products Trust, dated May 1, 2015, as supplemented through the date of this combined prospectus/proxy statement;

•  the Statement of Additional Information of RS Variable Products Trust, dated May 1, 2015;

•  the Report of the Independent Registered Public Accounting Firm and the audited financial statements included in the Annual Report to Shareholders of RS Variable Products Trust for the year ended December 31, 2015;

For a free copy of any of the documents listed above and/or to ask questions about this combined prospectus/proxy statement, please call 1-800-221-3253.

Additional information contained in a Statement of Additional Information relating to this prospectus/proxy statement, as required by the SEC, is on file with the SEC. The Statement of Additional Information is also available without charge, upon request by calling the toll free number set forth above for RS Investments or by writing to RS Investments at the address set forth above. The SAI, dated March 23, 2016, is incorporated by reference into this prospectus/proxy statement.

Each of the Funds is subject to the information requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended (the "1940 Act"), and files reports, prospectus/proxy statement materials and other information with the SEC. These reports, prospectus/proxy statement materials and other information can be inspected and copied at the Public Reference Room maintained by the SEC. Copies may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing to the Public

Reference Branch of the SEC Office of Consumer Affairs and Information Services, 100 F Street, N.E., Washington, D.C. 20549-0102. In addition, copies of these documents may be viewed online or downloaded from the SEC's website at www.sec.gov.

Please note that investments in the Funds are not bank deposits, are not federally insured, are not guaranteed by any bank or government agency and may lose value. There is no assurance that any Fund will achieve its investment objectives.

As with all mutual funds, the SEC has not approved or disapproved these securities or passed on the adequacy of this combined prospectus/proxy statement. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

SUMMARY OF REORGANIZATION PROPOSALS	1
How Each Reorganization Will Work	1
Comparison of Acquired Funds and Acquiring Funds	2
Tax Consequences	3
Principal Risk Factors	4
COMPARISON OF ACQUIRED FUNDS AND ACQUIRING FUNDS — ALL REORGANIZATION PROPOSALS	4
Proposal 1. Reorganization of RS Large Cap Alpha VIP Series into Victory RS Large Cap Alpha VIP Series	6
Comparison of Current and Pro Forma Expenses	6
Comparison of Investment Objectives, Principal Investment Strategies, and Principal Risks	7
Comparison of Investment Management Team	8
Proposal 2. Reorganization of RS Small Cap Growth Equity VIP Series into Victory RS Small Cap Growth Equity VIP Series	9
Comparison of Current and Pro Forma Expenses	9
Comparison of Investment Objectives, Principal Investment Strategies, and Principal Risks	10
Comparison of Investment Management Team	11
Proposal 3. Reorganization of RS International VIP Series into Victory RS International VIP Series	12
Comparison of Current and Pro Forma Expenses	12
Comparison of Investment Objectives, Principal Investment Strategies, and Principal Risks	13
Comparison of Investment Management Team	14
Proposal 4. Reorganization of RS Emerging Markets VIP Series into Victory RS Emerging Markets VIP Series	15
Comparison of Current and Pro Forma Expenses	15
Comparison of Investment Objectives, Principal Investment Strategies, and Principal Risks	16
Comparison of Investment Management Team	17
Proposal 5. Reorganization of RS Investment Quality Bond VIP Series into Victory INCORE Investment Quality Bond VIP Series	18
Comparison of Current and Pro Forma Expenses	18
Comparison of Investment Objectives, Principal Investment Strategies, and Principal Risks	19
Comparison of Investment Management Team	22

Proposal 6. Reorganization of RS Low Duration Bond VIP Series into Victory INCORE Low Duration Bond VIP Series	23
Comparison of Current and Pro Forma Expenses	23
Comparison of Investment Objectives, Principal Investment Strategies, and Principal Risks	24
Comparison of Investment Management Team	27
Proposal 7. Reorganization of RS High Yield VIP Series into Victory High Yield VIP Series	28
Comparison of Current and Pro Forma Expenses	28
Comparison of Investment Objectives, Principal Investment Strategies, and Principal Risks	29
Comparison of Investment Management Team	31
Proposal 8. Reorganization of RS S&P 500 Index VIP Series into Victory S&P 500 Index VIP Series	32
Comparison of Current and Pro Forma Expenses	32
Comparison of Investment Objectives, Principal Investment Strategies, and Principal Risks	33
Comparison of Investment Management Team	34
ADDITIONAL INFORMATION ABOUT EACH REORGANIZATION	35
Principal Risks	35
Purchases and Sales of Acquired Fund and Acquiring Fund Shares	35
Jurisdiction of Organization	35
Terms of Each Reorganization	36
Conditions to Closing Each Reorganization	36
Termination of the Agreement	37
Tax Status of the Reorganizations	37
Reasons for the Proposed Reorganizations and Board Deliberations	39
Board Recommendation and Required Vote	42
Agreement Between RS Investments and Victory Capital Regarding the Reorganizations	42
Agreement Between Park Avenue and Victory Capital	43
Comparison of Investment Advisers and Investment Advisory Fees	44
Manager of Managers Structure — Victory Funds	46
Comparison of Other Principal Service Providers	47
Payments to Broker-Dealers and Other Financial Intermediaries	48
PROXY VOTING AND SHAREHOLDER MEETING INFORMATION	48
CAPITALIZATION AND OWNERSHIP OF FUND SHARES	52
Capitalization of Acquired Funds and Acquiring Funds	52
Current and Pro Forma Capitalization of each Acquired Fund and each Acquiring Fund	52
Interest of Certain Persons in the Reorganizations	53
Acquired Funds	53
Acquiring Funds	53

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SUMMARY OF REORGANIZATION PROPOSALS

This combined prospectus/proxy statement is being used by each Acquired Fund to solicit proxies to vote at a meeting of shareholders. Shareholders of each Acquired Fund will consider a proposal to approve the Agreement and Plan of Reorganization (the "Agreement") providing for the Reorganization of their Acquired Fund into the corresponding Acquiring Fund. A form of the Agreement is included at Exhibit A.

The following is a summary. More complete information appears later in this combined prospectus/proxy statement. You should carefully read the entire combined prospectus/proxy statement and the exhibits because they contain details that are not included in this summary.

How Each Reorganization Will Work

If approved by shareholders and all other closing condition have been satisfied:

•  Each Acquired Fund will transfer all of its assets to the corresponding Acquiring Fund in exchange for shares of the corresponding Acquiring Fund and the assumption by the corresponding Acquiring Fund of all of the Acquired Fund's liabilities (the "Reorganization Shares").

•  Each Acquiring Fund will issue Reorganization Shares with an aggregate net asset value equal to the aggregate value of the assets that it receives from the corresponding Acquired Fund, less the liabilities it assumes from the corresponding Acquired Fund. The number and value of Acquiring Fund shares each Acquired Fund shareholder will receive in the Reorganization will be equal to the number and value of the Acquired Fund shares held by such shareholder immediately prior to the Reorganization. Securities held by each Acquired Fund for which no market quotation is readily available will be fair valued in good faith in a manner consistent with the Acquiring Fund's valuation guidelines at the time of the Reorganization, which may vary from the Acquired Fund's valuation guidelines. Thus, in some cases, the Acquiring Fund may assign a higher or lower value than that assigned by the Acquired Fund, which may affect the net asset value of the shares that the Acquiring Fund will issue upon the Reorganization.

•  The direct costs associated with the Reorganizations will be borne by Victory Capital and RS Investments and not by the shareholders of the Funds.

•  Each Reorganization is expected to be tax-free for U.S. federal income tax purposes. Accordingly, it is expected that the Acquired Fund and its Contract Owners will not recognize gain or loss as a direct result of the Reorganization. Provided that the Contracts qualify to be treated as life insurance contracts under Section 7702(a) of the Code or annuity contracts under Section 72 of the Code the Reorganization will not be a taxable event for Contract Owners regardless of the tax status of the Reorganization.

•  After a Reorganization is completed, Acquired Fund shareholders will be shareholders of the corresponding Acquiring Fund, and the Acquired Fund will be dissolved.

Comparison of Acquired Funds and Acquiring Funds

•  Each Acquired Fund and its corresponding Acquiring Fund share substantially identical investment objectives.

•  The principal investment strategies and principal risks of each Acquiring Fund are substantially identical to those of the corresponding Acquired Fund, except for certain differences between the investment strategies and risks of RS Investment Quality Bond VIP Series and RS Low Duration Bond VIP Series and their corresponding Acquiring Funds. These differences are described in the proposals below with respect to each of these Funds.

•  The Reorganizations contemplate that the Class I shares of each Acquired Fund will be reorganized into Class I shares of the Acquiring Funds with similar investor eligibility requirements and other features of the particular class.

•  The Acquired Fund and the Acquiring Fund will have similar policies for buying and selling shares. However, there are some differences, including:

•  Shareholders of the Victory INCORE Investment Quality Bond VIP Series, Victory INCORE Low Duration Bond VIP Series and Victory High Yield VIP Series will not be able to purchase or redeem their shares on days when the New York Stock Exchange ("NYSE") is closed or on days when the bond markets are closed; shareholders of the corresponding Acquired Funds are not able to purchase or redeem their shares on days when the NYSE is closed, but are able to purchase or redeem their shares on days when the bond markets are closed if the NYSE is open.

•  Both the Acquired Funds and the Acquiring Funds discourage frequent purchases and redemptions of fund shares (market timing) and have similar policies and procedures regarding market timing. However there are some differences between the Acquired Funds' and the Acquiring Funds' policies and procedures regarding market timing. See Exhibit D for a comparison of the Acquired Funds' and the Acquiring Funds' policies and procedures.

•  The Acquired Funds and the Acquiring Funds will have the same policies with respect to dividends and distributions.

•  The distributions of both the Acquired Funds and the Acquiring Funds are generally not taxable to Contract Owners.

•  With respect to each Acquiring Fund, the advisory fee will be identical to the advisory fee applicable to the corresponding Acquired Fund.

•  Contractual fees and expenses relating to the operations of the Acquired Funds, such as custody and administration costs, are expected to be substantially the same as those applicable to the operations of the Acquiring Funds. Other categories of fees and expenses, such as blue sky registration costs, brokerage commissions and audit expenses are not expected to differ materially between the Acquiring Funds and Acquired Funds. Victory Capital has informed the Board that it will look for opportunities to achieve economies of scale through consolidation of the service providers to the Acquiring Funds and the other mutual funds managed by Victory Capital.

•  Victory Capital has contractually agreed to limit expenses and/or waive fees for each Acquiring Fund so that, for a two-year period following the Reorganization, such Fund's total expenses will not exceed the levels that apply under RS Investments' current contractual expense limitation in place for certain Acquired Funds, or, in the absence of an RS Investments expense limitation agreement for an Acquired Fund, the levels applicable to each such Acquired Fund as of December 31, 2015. Following that two-year period, an Acquiring Fund's total expenses may increase if the Victory Capital expense limitation agreement is not renewed or if the Board of Trustees of Victory Variable Insurance Funds approves different arrangements with service providers.

•  RS Investments currently may not recoup waived advisory fees or reimbursed expenses of the Acquired Funds. Under the terms of its expense limitation agreement, Victory Capital may recoup waived advisory fees and reimbursed expenses for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of the original waiver or expense reimbursement and at the time of recoupment or reimbursement.

Tax Consequences

Each Reorganization is expected to be tax-free for U.S. federal income tax purposes and will not take place unless the Acquired Fund and the corresponding Acquiring Fund receive a satisfactory opinion of tax counsel substantially to the effect that the Reorganization will be tax-free, as described in more detail in the section entitled "Tax Status of the Reorganizations." Accordingly, subject to the limited exceptions described in that section, no gain or loss is expected to be recognized by the Acquired Fund or its shareholders as a direct result of its Reorganization. The Acquired Fund shareholders' aggregate tax basis in the Reorganization Shares is expected to carry over from the shareholders' Acquired Fund shares, and the Acquired Fund shareholders' holding period in the Reorganization Shares is expected to include the shareholders' holding period in the Acquired Fund shares.

Provided that the Contracts qualify to be treated as life insurance contracts under Section 7702(a) of the Code, or annuity contracts under Section 72 of the Code, a Reorganization will not be a taxable event for Contract Owners regardless of the tax status of the Reorganization, and regardless of whether the Acquiring Fund is treated for U.S. federal income tax purposes as a partnership or a RIC.

For more information about the U.S. federal income tax consequences of the Reorganizations, see the section entitled "Tax Status of the Reorganizations."

Principal Risk Factors

The principal investment risks of an investment in the Acquiring Fund are substantially identical to the principal investment risks of an investment in the Acquired Fund except as described below for RS Investment Quality Bond VIP Series and RS Low Duration Bond VIP Series.

COMPARISON OF ACQUIRED FUNDS AND ACQUIRING FUNDS — ALL REORGANIZATION PROPOSALS

Fees and Expenses. Set forth below is a comparison of each Acquired Fund's and each Acquiring Fund's fees and expenses. Shareholders of an Acquired Fund or an Acquiring Fund pay indirectly various expenses because each Fund pays fees and expenses that reduce the return on their investment. The tables below describe the fees and expenses that you may pay if you buy and hold shares of an Acquired Fund or the corresponding Acquiring Fund. The fees and expenses do not include the fees and charges related to the insurance company separate accounts for which the Funds are an investment option. If these charges were included, overall expenses would be higher. For more information about these fees and charges, refer to the separate account prospectus. The information shown is based on the annual period ended December 31, 2015 (in the case of the Acquiring Funds, on a pro forma basis, as if each Reorganization had been consummated the prior year). Only pro forma information is provided since each Acquiring Fund will not commence operations until its Reorganization is completed.

The fees and expenses shown below reflect the application of any contractual expense limitation agreement in place for a Fund, but do not reflect the fees and expenses relating to any variable annuity contract or variable life insurance policy that offers a Fund. If they did, the costs would be higher. Pursuant to an expense limitation agreement (the "Victory Expense Limitation Agreement"), Victory Capital has contractually agreed to limit expenses and/or waive fees for each Acquiring Fund so that, for a two-year period following the Reorganization, such Acquiring Fund's total expenses will not exceed the levels that apply under RS Investments' current contractual expense limitation in place for certain Acquired Funds, or, in the absence of an RS Investments expense limitation agreement, at levels that are no higher than the total annual operating expenses of the Acquired Funds as of December 31, 2015. However, some Acquiring Funds may experience higher gross total operating expenses after that date unless the Victory Expense Limitation Agreement is continued.

Under the terms of the Victory Expense Limitation Agreement with respect to the Acquiring Funds, Victory Capital may recoup waived advisory fees and reimbursed expenses for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of the original waiver or expense reimbursement and at the time of recoupment or reimbursement. Under the terms of its expense limitation agreement with respect to the Acquired Funds, RS Investments may not recoup any waived advisory fees or reimbursed expenses of the Acquired Funds.

Victory Capital and RS Investments have agreed to share the costs associated with the Reorganization. The Acquired Funds, the Acquiring Funds and their shareholders will not bear any direct costs associated with the Reorganizations.

Investment Objectives, Principal Investment Strategies, Principal Risks, Management Team, and Performance. In addition, for each Reorganization, set forth below is a comparison of the Acquired Fund's and the Acquiring Fund's investment objectives, principal investment strategies, and principal risks, as well as information about the investment management team. The following information is applicable to each of the Reorganizations:

•  The Acquired Funds have RS Investments as their investment adviser; the Acquiring Funds have Victory Capital as their investment adviser.

•  Since the Acquiring Funds were established for the sole purpose of effecting the Reorganizations, the investment objective of each Acquiring Fund is substantially identical to that of its corresponding Acquired Fund. Similarly, the principal investment strategies and principal risks of each Acquiring Fund are substantially identical to those of the corresponding Acquired Fund, except for certain differences between the investment strategies and risks of RS Investment Quality Bond VIP Series and RS Low Duration Bond VIP Series and their corresponding Acquiring Funds. Please see below and Exhibit D for additional information about each Acquiring Fund's investment strategies.

•  The Acquiring Funds are subject to fundamental investment policies and limitations that may differ from the fundamental investment policies and limitations of the Acquired Fund. RS Investments does not believe that the differences between the fundamental investment policies and limitations of the Acquired Funds and the Acquiring Funds will result in any material differences between the way the Acquired Fund has been managed and the way the Acquiring Fund will be managed. A "fundamental" investment policy and limitation is one that may not be changed without a shareholder vote. Each Fund's fundamental investment policies are set forth below in Exhibit B; Exhibit B also discusses the Acquiring Funds' non-fundamental investment policies.

•  Performance information for the Acquired Funds is available in each Acquired Fund's prospectus dated May 1, 2015, as supplemented to date. For a discussion of each Acquired Fund's performance during the period ended December 31, 2015, see the Annual Report of RS Variable Products Trust, dated December 31, 2015. Past performance is no guarantee of future results. Because the Acquiring Funds have not commenced operations prior to the date of this prospectus/proxy statement, no performance is available. Since the Acquired Funds will be considered the accounting survivors of the Reorganizations, each Acquiring Fund is expected to assume the performance history of its corresponding Acquired Fund at the closing of its respective Reorganization.

Proposal 1. Reorganization of RS Large Cap Alpha VIP Series into Victory RS Large Cap Alpha VIP Series

Comparison of Current and Pro Forma Expenses

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Class I
RS Large Cap Alpha VIP Series (Current) (Acquired Fund)
Management Fees	0.50%
Distribution and/or Service (12b-1) Fees	N/A
Other Expenses	0.05%
Total Annual Fund Operating Expenses	0.55%
Class I
Victory RS Large Cap Alpha VIP Series (Current and Pro Forma) (Acquiring Fund)
Management Fees	0.50%
Distribution and/or Service (12b-1) Fees	N/A
Other Expenses(1)	0.04%
Total Annual Fund Operating Expenses(2)	0.54%

(1)  "Other Expenses" reflect estimated expenses that the Acquiring Fund expects to bear in the current fiscal year, which may differ from the "Other Expenses" of the Acquired Fund.

(2)  Victory Capital has contractually agreed to waive its management fee and/or reimburse expenses for at least two years following the closing of the Reorganization so that the total annual fund operating expenses after fee waiver and expense reimbursement (excluding acquired fund fees and expenses and certain other items such as interest, taxes and brokerage commissions) do not exceed 0.55%. The Adviser is permitted to recoup advisory fees waived and expenses reimbursed by it for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of the original waiver or expense reimbursement and at the time of recoupment or reimbursement. This agreement may only be terminated by the Acquiring Fund's Board of Trustees.

Expense examples: These examples are intended to help you compare the cost of investing in each Fund with the cost of investing in other mutual funds. These examples assume that you invest $10,000 in the applicable Fund for the time periods indicated, whether or not you redeem at the end of such periods. These examples also assume that your investment earns a 5% return each year and that each Fund's operating expenses remain the same as shown above. These examples reflect the waivers and reimbursed expenses of the Acquiring Fund for two years. These examples do not reflect the fees and expenses relating to any variable annuity contract or variable life insurance policy that offers a Fund. If it did, the costs would be higher than those shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 year	3 years	5 years	10 years
RS Large Cap Alpha VIP Series (Current) (Acquired Fund)
Class I	$56	$176	$307	$689
Victory RS Large Cap Alpha VIP Series (Current and Pro Forma) (Acquiring Fund)
Class I	$55	$173	$302	$677

Portfolio Turnover. Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the expense examples, affect a Fund's performance. No portfolio turnover information is included here for the Acquiring Fund because the Acquiring Fund has not yet commenced investment operations, but the Acquiring Fund is expected to have portfolio turnover rates similar to those of the Acquired Fund. During the fiscal year ended December 31, 2015, the Acquired Fund's portfolio turnover rate was 47% of the average value of the Fund's portfolio.

Comparison of Investment Objectives, Principal Investment Strategies, and Principal Risks

Each Fund's investment objective is to seek long-term capital appreciation.

Subsequent to the Reorganization, the Acquiring Fund, like the Acquired Fund, will invest at least 80% of its net assets in companies considered by the Fund's investment management team to be (at the time of purchase) large-capitalization companies. This investment policy may be changed without shareholder approval unless otherwise specifically stated. For purposes of this investment strategy, a company is considered to be large-capitalization if its market capitalization is at least $5 billion. The Acquiring Fund may at times, but will not necessarily, hold a substantial portion of its assets in cash and cash equivalents. The Acquiring Fund will typically invest principally in equity securities. The Acquiring Fund typically invests most of its assets in equity securities of U.S. companies but may also invest any portion of its assets in foreign securities.

Subsequent to the Reorganization, Victory Capital expects to employ the same investment management team, which will continue to implement the same strategy as it pursued for the Acquired Fund by:

•  holding between 35 and 50 securities positions;

•  conducting fundamental research to identify companies with improving returns on invested capital;

•  seeking to identify the primary economic and value drivers for each company;

•  focusing research on a company's capital deployment strategy, including decisions about capital expenditures, acquisitions, cost-saving initiatives, and share repurchase/dividend plans in seeking to understand how returns on invested capital may improve over time;

•  considering valuation as an important part of the investment process; and

•  seeking to invest in companies based on the investment management team's assessment of risk (the possibility of permanent capital impairment) and its assessment of reward (the future value of the enterprise).

Since there will be no changes to the principal investment strategies followed by the Acquiring Fund subsequent to the Reorganization, the principal investment risks of an investment in the Fund will continue to include:

•  Equity Securities Risk

•  Investment Style Risk

•  Overweighting Risk

•  Underweighting Risk

•  Foreign Securities Risk

•  Cash Position Risk

•  Limited Portfolio Risk

•  Mid-sized Companies Risk

•  Focused Investment Risk

See Exhibit C below for a detailed description of each of these risks.

Comparison of Investment Management Team

Both the Acquired Fund and the Acquiring Fund share the same investment management team. See Exhibit D for information about the members of the Acquiring Fund's investment management team.

Proposal 2. Reorganization of RS Small Cap Growth Equity VIP Series into Victory RS Small Cap Growth Equity VIP Series

Comparison of Current and Pro Forma Expenses

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Class I
RS Small Cap Growth Equity VIP Series (Current) (Acquired Fund)
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees	N/A
Other Expenses	0.13%
Total Annual Fund Operating Expenses	0.88%
Class I
Victory RS Small Cap Growth Equity VIP Series (Current and Pro Forma) (Acquiring Fund)
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees	N/A
Other Expenses(1)	0.11%
Total Annual Fund Operating Expenses(2)	0.86%

(1)  "Other Expenses" reflect estimated expenses that the Acquiring Fund expects to bear in the current fiscal year, which may differ from the "Other Expenses" of the Acquired Fund.

(2)  Victory Capital has contractually agreed to waive its management fee and/or reimburse expenses for at least two years following the closing of the Reorganization so that the total annual fund operating expenses after fee waiver and expense reimbursement (excluding acquired fund fees and expenses and certain other items such as interest, taxes and brokerage commissions) do not exceed 0.88%. The Adviser is permitted to recoup advisory fees waived and expenses reimbursed by it for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of the original waiver or expense reimbursement and at the time of recoupment or reimbursement. This agreement may only be terminated by the Acquiring Fund's Board of Trustees.

Expense examples: These examples are intended to help you compare the cost of investing in each Fund with the cost of investing in other mutual funds. These examples assume that you invest $10,000 in the applicable Fund for the time periods indicated, whether or not you redeem at the end of such periods. These examples also assume that your investment earns a 5% return each year and that each Fund's operating expenses remain the same as shown above. These examples reflect the contractual expense limitation agreement applicable to the Acquiring Fund for two years. These examples do not reflect the fees and expenses relating to any variable annuity contract or variable life insurance policy that offers a Fund. If it did, the costs would be higher than those shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 year	3 years	5 years	10 years
RS Small Cap Growth Equity VIP Series (Current) (Acquired Fund)
Class I	$90	$281	$488	$1,084
Victory RS Small Cap Growth Equity VIP Series (Current and Pro Forma) (Acquiring Fund)
Class I	$88	$274	$477	$1,061

Portfolio Turnover. Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the expense examples, affect a Fund's performance. No portfolio turnover information is included here for the Acquiring Fund because the Acquiring Fund has not yet commenced investment operations, but the Acquiring Fund is expected to have portfolio turnover rates similar to those of the Acquired Fund. During the fiscal year ended December 31, 2015, the Acquired Fund's portfolio turnover rate was 88% of the average value of the Fund's portfolio.

Comparison of Investment Objectives, Principal Investment Strategies, and Principal Risks

Each Fund's investment objective is to seek long-term capital growth.

Subsequent to the Reorganization, the Acquiring Fund, like the Acquired Fund, will invest at least 80% of its net assets in equity securities of small-capitalization companies, which may include common stocks, preferred stocks, or other securities convertible into common stock. This investment policy may be changed without shareholder approval unless otherwise specifically stated. For purposes of this investment strategy, a company is considered to be a small-capitalization company if its market capitalization (at the time of purchase) is less than $3 billion or 120% of the market capitalization of the largest company included in the Russell 2000® Index on the last day of the most recent quarter, whichever is greater. The Fund typically invests most of its assets in equity securities of U.S. companies but may also invest any portion of its assets in foreign securities.

Subsequent to the Reorganization, Victory Capital expects to employ the same investment management team, which will continue to implement the same strategy as it pursued for the Acquired Fund by:

•  employing both fundamental analysis and quantitative screening in seeking to identify companies that the investment management team believes will produce sustainable earnings growth over a multi-year horizon;

•  focusing on investment candidates that typically exhibit some or all of the following key criteria: strong organic revenue growth, expanding margins and profitability, innovative products or services, defensible competitive advantages, growing market share, and experienced management teams;

•  seeking to categorize each potential investment based on its view of a company's stage of development on a spectrum that identifies companies as promising, developing, or proven;

•  considering valuation as an integral part of the growth investment process; and

•  basing purchase decisions on the investment management team's expectation of the potential reward relative to risk of each security based in part on the investment management team's proprietary earnings calculations.

Since there will be no changes to the principal investment strategies followed by the Acquiring Fund subsequent to the Reorganization, the principal investment risks of an investment in the Fund will continue to include:

•  Equity Securities Risk

•  Investment Style Risk

•  Small Companies Risk

•  Overweighting Risk

•  Underweighting Risk

•  Focused Investment Risk

•  Portfolio Turnover Risk

•  Cash Position Risk

•  Liquidity Risk

•  Foreign Securities Risk

See Exhibit C below for a detailed description of each of these risks.

Comparison of Investment Management Team

Both the Acquired Fund and the Acquiring Fund share the same investment management team. See Exhibit D for information about the members of the Acquiring Fund's investment management team.

Proposal 3. Reorganization of RS International VIP Series into Victory RS International VIP Series

Comparison of Current and Pro Forma Expenses

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Class I
RS International VIP Series (Current) (Acquired Fund)
Management Fees	0.80%
Distribution and/or Service (12b-1) Fees	N/A
Other Expenses(1)	0.13%
Total Annual Fund Operating Expenses	0.93%
Class I
Victory RS International VIP Series (Current and Pro Forma) (Acquiring Fund)
Management Fees	0.80%
Distribution and/or Service (12b-1) Fees	N/A
Other Expenses(2)	0.11%
Total Annual Fund Operating Expenses(3)	0.91%

(1)  "Other Expenses" include expenses indirectly incurred by the Fund through investments in certain pooled investment vehicles of 0.01% or less of the Fund's average daily net assets.

(2)  "Other Expenses" reflect estimated expenses that the Acquiring Fund expects to bear in the current fiscal year, which may differ from the "Other Expenses" of the Acquired Fund. Other Expenses include expenses expected to be incurred indirectly by the Fund through investments in certain pooled investment vehicles of 0.01% or less of the Fund's average daily net assets.

(3)  Victory Capital has contractually agreed to waive its management fee and/or reimburse expenses for at least two years following the closing of the Reorganization so that the total annual fund operating expenses after fee waiver and expense reimbursement (excluding acquired fund fees and expenses and certain other items such as interest, taxes and brokerage commissions) do not exceed 0.93%. The Adviser is permitted to recoup advisory fees waived and expenses reimbursed by it for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of the original waiver or expense reimbursement and at the time of recoupment or reimbursement. This agreement may only be terminated by the Acquiring Fund's Board of Trustees.

Expense examples: These examples are intended to help you compare the cost of investing in each Fund with the cost of investing in other mutual funds. These examples assume that you invest $10,000 in the applicable Fund for the time periods indicated, whether or not you redeem at the end of such periods. These examples also assume that your investment earns a 5% return each year and that each Fund's operating expenses remain the same as shown above. These examples reflect the contractual expense limitation agreement applicable to the Acquiring Fund for two years. These examples do not reflect the fees and expenses relating to any variable annuity contract or variable life insurance policy that offers a Fund. If it did, the costs would be higher than those shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 year	3 years	5 years	10 years
RS International VIP Series (Current) (Acquired Fund)
Class I	$95	$296	$515	$1,143
Victory RS International VIP Series (Current and Pro Forma) (Acquiring Fund)
Class I	$93	$290	$504	$1,120

Portfolio Turnover. Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the expense examples, affect a Fund's performance. No portfolio turnover information is included here for the Acquiring Fund because the Acquiring Fund has not yet commenced investment operations, but the Acquiring Fund is expected to have portfolio turnover rates similar to those of the Acquired Fund. During the fiscal year ended December 31, 2015, the Acquired Fund's portfolio turnover rate was 117% of the average value of the Fund's portfolio.

Comparison of Investment Objectives, Principal Investment Strategies, and Principal Risks

Each Fund's investment objective is to seek long-term capital appreciation.

Subsequent to the Reorganization, the Acquiring Fund, like the Acquired Fund, will normally invest at least 80% of the value of the Acquiring Fund's net assets in common stocks and convertible securities issued by (i) companies organized, domiciled, or with a principal office outside of the United States, (ii) companies which primarily trade in a market located outside of the United States, or (iii) companies which do a substantial amount of business outside of the United States. This investment policy may be changed without shareholder approval unless otherwise specifically stated. For purposes of this investment strategy, a company is considered to do a substantial amount of business outside of the United States if a company derives at least 50% of its revenue or profits from business outside the United States or has at least 50% of its sales or assets outside the United States. The Acquiring Fund does not usually focus its investments in a particular industry or country. A significant part of the Acquiring Fund's assets will normally be divided among continental Europe, the United Kingdom, Japan, and Asia/Pacific region (including Australia and New Zealand). However, there are no limitations on how much money the Acquiring Fund can invest in any one country. The Acquiring Fund may invest up to 20% (measured at the time of purchase) of its total assets in countries in emerging markets when the Acquiring Fund's investment management team believes it would be appropriate to do so. The Acquiring Fund may also invest in foreign issuers through American Depositary Receipts (ADRs), European

Depositary Receipts (EDRs), Global Depositary Receipts (GDRs), or similar investment vehicles.

As a result of its investment strategy, the Acquiring Fund may experience annual portfolio turnover in excess of 100%.

Subsequent to the Reorganization, Victory Capital expects to employ the same investment management team, which will continue to implement the same strategy as it pursued for the Acquired Fund by:

•  employing both fundamental analysis and a data-driven approach in seeking to identify companies across the market capitalization spectrum that it believes can sustain long-term growth;

•  considering valuation as an integral part of the investment process;

•  seeking to identify companies that it believes possess strong earnings quality, operational efficiency, sound management, favorable growth characteristics, and attractive valuations, and that enjoy favorable market sentiment; and

•  monitoring macroeconomic and political trends, as well as risk exposures, as part of the overall investment process.

Since there will be no changes to the principal investment strategies followed by the Acquiring Fund subsequent to the Reorganization, the principal investment risks of an investment in the Fund will continue to include:

•  Equity Securities Risk

•  Foreign Securities Risk

•  Currency Risk

•  Small Companies Risk

•  Emerging Market Risk

•  Liquidity Risk

•  Cash Position Risk

•  Overweighting Risk

•  Underweighting Risk

•  Portfolio Turnover Risk

See Exhibit C below for a detailed description of each of these risks.

Comparison of Investment Management Team

Both the Acquired Fund and the Acquiring Fund share the same investment management team. See Exhibit D for information about the members of the Acquiring Fund's investment management team.

Proposal 4. Reorganization of RS Emerging Markets VIP Series into Victory RS Emerging Markets VIP Series

Comparison of Current and Pro Forma Expenses

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Class I
RS Emerging Markets VIP Series (Current) (Acquired Fund)
Management Fees	1.00%
Distribution and/or Service (12b-1) Fees	N/A
Other Expenses	0.35%
Total Annual Fund Operating Expenses	1.35%
Class I
Victory RS Emerging Markets VIP Series (Current and Pro Forma) (Acquiring Fund)
Management Fees	1.00%
Distribution and/or Service (12b-1) Fees	N/A
Other Expenses(1)	0.34%
Total Annual Fund Operating Expenses(2)	1.34%

(1)  "Other Expenses" reflect estimated expenses that the Acquiring Fund expects to bear in the current fiscal year, which may differ from the "Other Expenses" of the Acquired Fund.

(2)  Victory Capital has contractually agreed to waive its management fee and/or reimburse expenses for at least two years following the closing of the Reorganization so that the total annual fund operating expenses after fee waiver and expense reimbursement (excluding acquired fund fees and expenses and certain other items such as interest, taxes and brokerage commissions) do not exceed 1.35%. The Adviser is permitted to recoup advisory fees waived and expenses reimbursed by it for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of the original waiver or expense reimbursement and at the time of recoupment or reimbursement. This agreement may only be terminated by the Acquiring Fund's Board of Trustees.

Expense examples: These examples are intended to help you compare the cost of investing in each Fund with the cost of investing in other mutual funds. These examples assume that you invest $10,000 in the applicable Fund for the time periods indicated, whether or not you redeem at the end of such periods. These examples also assume that your investment earns a 5% return each year and that each Fund's operating expenses remain the same as shown above. These examples reflect the contractual expense limitation agreement applicable to the Acquiring Fund for two years. These examples do not reflect the fees and expenses relating to any variable annuity contract or variable life insurance policy that offers a Fund. If it did, the costs would be higher than those shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 year	3 years	5 years	10 years
RS Emerging Markets VIP Series (Current) (Acquired Fund)
Class I	$137	$428	$739	$1,624
Victory RS Emerging Markets VIP Series (Current and Pro Forma) (Acquiring Fund)
Class I	$136	$425	$734	$1,613

Portfolio Turnover. Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the expense examples, affect a Fund's performance. No portfolio turnover information is included here for the Acquiring Fund because the Acquiring Fund has not yet commenced investment operations, but the Acquiring Fund is expected to have portfolio turnover rates similar to those of the Acquired Fund. During the fiscal year ended December 31, 2015, the Acquired Fund's portfolio turnover rate was 123% of the average value of the Fund's portfolio.

Comparison of Investment Objectives, Principal Investment Strategies, and Principal Risks

Each Fund's investment objective is to seek long-term capital appreciation.

Subsequent to the Reorganization, the Acquiring Fund, like the Acquired Fund, will invest at least 80% of its net assets in securities of emerging market companies, which may include common stocks, preferred stocks, or other securities convertible into common stock. This investment strategy may not be changed without 60 days' prior notice to shareholders unless otherwise specifically stated. For purposes of this investment strategy, an emerging market country is one that is included in the MSCI emerging market indices or the MSCI frontier market indices, or whose economy or markets are classified by the International Finance Corporation and the World Bank to be emerging or developing, as well as any country classified by the United Nations as developing or any country that has economies, industries, and stock markets with similar characteristics. Also for purposes of this investment strategy, a company is considered an emerging market company if it is organized under the laws of, or has its principal office in, an emerging market country; derives 50% or more of its revenue from goods produced, services performed, or sales made in emerging market countries; or for which the principal securities market is located in an emerging market country. The Fund may also invest in foreign issuers through American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), Global Depositary Receipts (GDRs), or similar investment vehicles.

As a result of its investment strategy, the Acquiring Fund may experience annual portfolio turnover in excess of 100%.

Subsequent to the Reorganization, Victory Capital expects to employ the same investment management team, which will continue to implement the same strategy as it pursued for the Acquired Fund by:

•  employing both fundamental analysis and quantitative screening in seeking to identify companies that the investment management team believes can sustain above-average earnings growth relative to their peers;

•  considering valuation as an integral part of the process;

•  conducting fundamental, bottom-up research focused on companies that rank highly within the investment management team's quantitative screen, with particular emphasis placed on a company's earnings growth, business strategy, value creation, competitive position, management quality, market position, and political and economic backdrop; and

•  monitoring market and sovereign risk as part of the overall investment process.

Since there will be no changes to the principal investment strategies followed by the Acquiring Fund subsequent to the Reorganization, the principal investment risks of an investment in the Fund will continue to include:

•  Equity Securities Risk

•  Foreign Securities Risk

•  Currency Risk

•  Emerging Market Risk

•  Small Companies Risk

•  Liquidity Risk

•  Cash Position Risk

•  Portfolio Turnover Risk

•  Overweighting Risk

•  Underweighting Risk

See Exhibit C below for a detailed description of each of these risks.

Comparison of Investment Management Team

Both the Acquired Fund and the Acquiring Fund share the same investment management team. See Exhibit D for information about the members of the Acquiring Fund's investment management team.

Proposal 5. Reorganization of RS Investment Quality Bond VIP Series into Victory INCORE Investment Quality Bond VIP Series

Comparison of Current and Pro Forma Expenses

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Class I
RS Investment Quality Bond VIP Series (Current) (Acquired Fund)
Management Fees	0.50%
Distribution and/or Service (12b-1) Fees	N/A
Other Expenses	0.06%
Total Annual Fund Operating Expenses	0.56%
Class I
Victory INCORE Investment Quality Bond VIP Series (Current and Pro Forma) (Acquiring Fund)
Management Fees	0.50%
Distribution and/or Service (12b-1) Fees	N/A
Other Expenses(1)	0.05%
Total Annual Fund Operating Expenses(2)	0.55%

(1)  "Other Expenses" reflect estimated expenses that the Acquiring Fund expects to bear in the current fiscal year, which may differ from the "Other Expenses" of the Acquired Fund.

(2)  Victory Capital has contractually agreed to waive its management fee and/or reimburse expenses for at least two years following the closing of the Reorganization so that the total annual fund operating expenses after fee waiver and expense reimbursement (excluding acquired fund fees and expenses and certain other items such as interest, taxes and brokerage commissions) do not exceed 0.56%. The Adviser is permitted to recoup advisory fees waived and expenses reimbursed by it for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of the original waiver or expense reimbursement and at the time of recoupment or reimbursement. This agreement may only be terminated by the Acquiring Fund's Board of Trustees.

Expense examples: These examples are intended to help you compare the cost of investing in each Fund with the cost of investing in other mutual funds. These examples assume that you invest $10,000 in the applicable Fund for the time periods indicated, whether or not you redeem at the end of such periods. These examples also assume that your investment earns a 5% return each year and that each Fund's operating expenses remain the same as shown above. These examples reflect the contractual expense limitation agreement applicable to the Acquiring Fund for two years. These examples do not reflect the fees and expenses relating to any variable annuity contract or variable life insurance policy that offers a Fund. If it did, the costs would be higher than those shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 year	3 years	5 years	10 years
RS Investment Quality Bond VIP Series (Current) (Acquired Fund)
Class I	$57	$179	$313	$701
Victory INCORE Investment Quality Bond VIP Series (Current and Pro Forma) (Acquiring Fund)
Class I	$56	$176	$307	$689

Portfolio Turnover. Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the expense examples, affect a Fund's performance. No portfolio turnover information is included here for the Acquiring Fund because the Acquiring Fund has not yet commenced investment operations, but the Acquiring Fund is expected to have portfolio turnover rates similar to those of the Acquired Fund. During the fiscal year ended December 31, 2015, the Acquired Fund's portfolio turnover rate was 41% of the average value of the Fund's portfolio.

Comparison of Investment Objectives, Principal Investment Strategies, and Principal Risks

Each Fund's investment objective is to seek a high level of current income and capital appreciation without undue risk to principal.

Like the Acquired Fund, the Acquiring Fund will normally invest at least 80% of its net assets in investment-grade debt securities. Under normal market conditions, the average duration of both the Acquired Fund's and the Acquiring Fund's portfolio is expected to be between 3 and 10 years but each Fund may lengthen or shorten its duration within the intermediate range to reflect changes in the overall composition of the investment-grade debt markets.

Subsequent to the Reorganization, the Acquiring Fund's principal investment strategy will use bond market sector allocation, comprehensive credit analysis, and yield curve positioning to select securities for the Acquiring Fund, which differs from the approach used by the Acquired Fund's current investment team. The Acquiring Fund's principal investment strategy will also permit the Acquiring Fund to purchase or sell securities on a when-issued, to-be-announced (TBA), delayed delivery or forward commitment basis and the Acquiring Fund may engage in short-term trading of portfolio securities. The Acquiring Fund may enter into both long and short futures contracts and will invest in investment companies, including exchange-traded funds (ETFs), for cash management purposes or to seek exposure to a particular asset class.

A comparison of the principal investment strategies of the Acquired Fund and the Acquiring Fund is below:

Acquired Funds	Acquiring Funds
The Fund invests primarily in investment-grade securities, including corporate bonds, mortgage-backed and asset-backed securities, and obligations of the U.S. government and its agencies.
The Fund's investment team allocates the Fund's investments among various sectors of the debt markets by analyzing overall economic conditions within and among these sectors. The Fund normally allocates its assets broadly among the debt securities markets but may emphasize some sectors over others based on what the investment team believes to be their attractiveness relative to one another. Within sector allocations, the Fund's investment team selects individual securities by considering the yield paid by the security, potential appreciation in the value of the security, credit quality of the issuer, maturity, and the degree of risk associated with a specific security relative to other securities in the sector.
The Fund seeks to maintain an intermediate duration (between three and 10 years) but may lengthen or shorten its duration within the intermediate range to reflect changes in the overall composition of the investment-grade debt markets. Duration is a measure of a bond price's sensitivity to changes in interest rates. Generally, the longer a bond's duration, the greater its price sensitivity to a change in interest rates. For example, the price of a bond with a duration of five years would be expected to fall approximately 5% if rates were to rise by one percentage point.
The Fund normally invests at least 80% of its net assets in investment-grade debt securities. Debt securities may include, for example, corporate bonds, mortgage-backed and asset-backed securities, zero-coupon bonds, loans, and obligations of the U.S. government and its agencies and instrumentalities. An investment-grade security is one that is rated	The Fund invests, under normal circumstances, at least 80% of its net assets in investment-grade debt securities. The Fund's fixed income securities may include without limitation: U.S. government securities, including securities issued by agencies or instrumentalities of the U.S. government; long- and short-term corporate debt obligations; mortgage-backed securities, including collateralized mortgage obligations (CMOs) and commercial mortgage-backed securities (CMBS); asset-backed securities, including collateralized debt obligations (CDOs); and U.S. dollar-denominated obligations of foreign governments, corporations and banks (i.e., Yankee Bonds).
The Adviser uses bond market sector allocation, comprehensive credit analysis and yield curve positioning to select securities for the Fund. Under normal market conditions, the average duration of the Fund's portfolio is expected to be between 3 and 10 years but it may lengthen or shorten its duration within the intermediate range to reflect changes in the overall composition of the investment-grade debt markets. Duration is a measure of a bond price's sensitivity to changes in interest rates. Generally, the longer a bond's duration, the greater its price sensitivity to a change in interest rates. For example, the price of a bond with a duration of five years would be expected to fall approximately 5% if rates were to rise by one percentage point.
An investment-grade security is one that is rated by Moody's Investors Service, Inc. or Standard & Poor's Ratings Group Baa3 or BBB-, respectively, or higher or, if unrated, that has been determined by the Adviser to be of comparable quality. The Fund may invest up to 20% of its total assets in below investment grade debt securities, commonly known as "high-yield" securities or "junk bonds."
Although the Fund will primarily be invested in domestic securities, up to 20% of the

Acquired Funds	Acquiring Funds
by Moody's Investors Service, Inc. or Standard & Poor's Ratings Group Baa3 or BBB-, respectively, or higher or, if unrated, that has been determined by the Fund's investment team to be of comparable quality. The Fund may invest in below investment grade debt securities, commonly known as "high-yield" securities or "junk bonds"; normally, up to 20% of the Fund's assets will be invested in below investment grade securities.
The Fund may also invest up to 20% of the value of its net assets in foreign securities denominated in foreign currencies. In addition, the Fund may invest without limit in so-called Yankee securities, which include debt securities issued by non-U.S. corporate or government entities but denominated in U.S. dollars.
The Fund may engage in dollar roll and reverse repurchase agreement transactions. The Fund may enter into exchange-traded or over-the-counter derivatives transactions of any kind, such as futures contracts, options on futures, and swap contracts, including, for example, interest rate swaps and credit default swaps. The Fund also may enter into exchange-traded or over-the-counter foreign currency exchange transactions, including currency futures, forward, and option transactions. The Fund may enter into any of these transactions for a variety of purposes, including, but not limited to, hedging various risks such as credit risk, interest rate risk, currency risk, and liquidity risk; taking a net long or short position in certain investments or markets; providing liquidity in the Fund; equitizing cash; minimizing transaction costs; generating income; adjusting the Fund's sensitivity to interest rate risk, currency risk, or other risk; replicating certain direct investments; and asset and sector allocation.
The Fund may invest in loans of any maturity and credit quality. If the Fund invests in loans, the Fund's investment team may seek	Fund's assets may be invested in foreign securities, which may be denominated in foreign currencies.
The Fund may purchase or sell securities on a when-issued, to-be-announced (TBA), delayed delivery or forward commitment basis and may engage in short-term trading of portfolio securities. There is no limitation on the maturity of any specific security the Fund may purchase, and the Fund may sell any security before it matures. The Fund may also utilize dollar roll transactions to obtain market exposure to certain types of securities, particularly mortgage-backed securities. The Fund may enter into exchange-traded or over-the-counter derivatives transactions of any kind, such as futures contracts (both long and short positions), options on futures, and swap contracts, including, for example, interest rate swaps and credit default swaps. The Fund also may enter into exchange-traded or over-the-counter foreign currency exchange transactions, including currency futures, forward, and option transactions. The Fund may enter into any of these transactions for a variety of purposes, including, but not limited to, hedging various risks such as credit risk, interest rate risk, currency risk, and liquidity risk; taking a net long or short position in certain investments or markets; providing liquidity in the Fund; equitizing cash; minimizing transaction costs; generating income; adjusting the Fund's sensitivity to interest rate risk, currency risk, or other risk; replicating certain direct investments; and asset and sector allocation.
The Fund may invest in loans of any maturity and credit quality. If the Fund invests in loans, the Fund's investment team may seek to avoid the receipt of material non-public information about the issuers of the loans being considered for purchase by the Fund, which may affect its ability to assess the loans as compared to investors that do receive such information.

Acquired Funds	Acquiring Funds

to avoid the receipt of material non-public information about the issuers of the loans being considered for purchase by the Fund, which may affect its ability to assess the loans as compared to investors that do receive such information.

The Adviser will invest in investment companies, including exchange-traded funds (ETFs), for cash management purposes or to seek exposure to a particular asset class.
There is no guarantee that the Fund will achieve its objective.

Subsequent to the Reorganization, the principal investment risks of an investment in the Fund will continue to include:

•  Debt Securities Risk

•  Foreign Securities Risk

•  Mortgage- and Asset-backed Securities Risk

•  High-yield/Junk Bond Risk

•  Liquidity Risk

•  Portfolio Turnover Risk

•  Derivatives Risk

•  Currency Risk

•  Loan Risk

•  Credit Derivatives Risk

However, in light of the changes to the Acquiring Fund's principal investment strategies, the principal investment risks of an investment in the Fund will also include "When-Issued, TBA and Delayed Delivery" and "Underlying Investment Vehicle Risk."

See Exhibit C below for a detailed description of each of these risks.

Comparison of Investment Management Team

The Acquired Fund is subadvised by Park Avenue Institutional Advisers LLC ("Park Avenue") and an investment management team at Park Avenue is responsible for day-to-day management of the Acquired Fund, subject to the oversight of RS Investments. An investment management team at INCORE Capital Management ("INCORE"), an existing Victory Capital investment franchise, will be responsible for day-to-day management of the Acquiring Fund. See Exhibit D for information about the members of the Acquiring Fund's investment management team.

Proposal 6. Reorganization of RS Low Duration Bond VIP Series into Victory INCORE Low Duration Bond VIP Series

Comparison of Current and Pro Forma Expenses

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Class I
RS Low Duration Bond VIP Series (Current) (Acquired Fund)
Management Fees	0.45%
Distribution and/or Service (12b-1) Fees	N/A
Other Expenses	0.08%
Total Annual Fund Operating Expenses	0.53%
Class I
Victory INCORE Low Duration Bond VIP Series (Current and Pro Forma) (Acquiring Fund)
Management Fees	0.45%
Distribution and/or Service (12b-1) Fees	N/A
Other Expenses(1)	0.07%
Total Annual Fund Operating Expenses(2)	0.52%

(1)  "Other Expenses" reflect estimated expenses that the Acquiring Fund expects to bear in the current fiscal year, which may differ from the "Other Expenses" of the Acquired Fund.

(2)  Victory Capital has contractually agreed to waive its management fee and/or reimburse expenses for at least two years following the closing of the Reorganization so that the total annual fund operating expenses after fee waiver and expense reimbursement (excluding acquired fund fees and expenses and certain other items such as interest, taxes and brokerage commissions) do not exceed 0.53%. The Adviser is permitted to recoup advisory fees waived and expenses reimbursed by it for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of the original waiver or expense reimbursement and at the time of recoupment or reimbursement. This agreement may only be terminated by the Acquiring Fund's Board of Trustees.

Expense examples: These examples are intended to help you compare the cost of investing in each Fund with the cost of investing in other mutual funds. These examples assume that you invest $10,000 in the applicable Fund for the time periods indicated, whether or not you redeem at the end of such periods. These examples also assume that your investment earns a 5% return each year and that each Fund's operating expenses remain the same as shown above. These examples reflect the contractual expense limitation agreement applicable to the Acquiring Fund for two years. These examples do not reflect the fees and expenses relating to any variable annuity contract or variable life insurance policy that offers a Fund. If it did, the costs would be higher than those shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 year	3 years	5 years	10 years
RS Low Duration Bond VIP Series (Current) (Acquired Fund)
Class I	$54	$170	$296	$665
Victory RS INCORE Low Duration Bond VIP Series (Current and Pro Forma) (Acquiring Fund)
Class I	$53	$167	$291	$653

Portfolio Turnover. Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the expense examples, affect a Fund's performance. No portfolio turnover information is included here for the Acquiring Fund because the Acquiring Fund has not yet commenced investment operations, but the Acquiring Fund is expected to have portfolio turnover rates similar to those of the Acquired Fund. During the fiscal year ended December 31, 2015, the Acquired Fund's portfolio turnover rate was 38% of the average value of the Fund's portfolio.

Comparison of Investment Objectives, Principal Investment Strategies, and Principal Risks

Each Fund's investment objective is to seek a high level of current income consistent with preservation of capital.

Like the Acquired Fund, the Acquiring Fund will normally invest at least 80% of its net assets in investment-grade debt securities. Under normal market conditions, the average duration of both the Acquired Fund's and the Acquiring Fund's portfolio is expected to be between 1 to 3 years and an average maturity between 1 to 3 years.

Subsequent to the Reorganization, the Acquiring Fund's investment team will use bond market sector allocation, comprehensive credit analysis, and yield curve positioning to select securities for the Acquiring Fund, which differs from the approach used by the Acquired Fund's current investment team. The Acquiring Fund's principal investment strategy will also permit the Acquiring Fund to purchase or sell securities on a when-issued, to-be-announced (TBA), delayed delivery or forward commitment basis and the Acquiring Fund may engage in short-term trading of portfolio securities. The Acquiring Fund may enter into both long and short futures contracts and will invest in investment companies, including exchange-traded funds (ETFs), for cash management purposes or to seek exposure to a particular asset class.

A comparison of the principal investment strategies of the Acquired Fund and the Acquiring Fund is below:

Acquired Funds	Acquiring Funds
The Fund invests primarily in investment-grade securities, including corporate bonds, mortgage-backed and asset-backed securities, and obligations of the U.S. government and its agencies.
The Fund's investment team allocates the Fund's investments among various sectors of the debt markets by analyzing overall economic conditions within and among these sectors. The Fund normally allocates its assets broadly among the debt securities markets but may emphasize some sectors over others based on what the investment team believes to be their attractiveness relative to one another.
Within sector allocations, the Fund's investment team selects individual securities by considering the yield paid by the security, potential appreciation in the value of the security, the credit quality of the issuer, maturity, and the degree of risk associated with a specific security relative to other securities in the sector.
The Fund tends to have an average duration within a range of one to three years and an average maturity between one and three years. The Fund seeks to maintain a low duration but may lengthen or shorten its duration within that range to reflect changes in the overall composition of the short-term investment-grade debt markets. Duration is a measure of a bond price's sensitivity to a given change in interest rates. Generally, the longer a bond's duration, the greater its price sensitivity to a change in interest rates. For example, the price of a bond with a duration of three years would be expected to fall approximately 3% if rates were to rise by one percentage point.
The Fund normally invests at least 80% of its net assets in debt securities, which may include, for example, corporate bonds, mortgage-backed and asset-backed securities, loans, and obligations of the U.S. government and its agencies and instrumentalities. An	The Fund invests, under normal circumstances, at least 80% of its net assets in debt securities. The Fund's fixed income securities may include without limitation: U.S. government securities, including securities issued by agencies or instrumentalities of the U.S. government; long- and short-term corporate debt obligations; mortgage-backed securities, including collateralized mortgage obligations (CMOs) and commercial mortgage-backed securities (CMBS); asset-backed securities, including collateralized debt obligations (CDOs); and U.S. dollar-denominated obligations of foreign governments, corporations and banks (i.e., Yankee Bonds).
The Adviser uses bond market sector allocation, comprehensive credit analysis, and yield curve positioning to select securities for the Fund. Under normal market conditions, the average duration of the Fund's portfolio is expected to be between 1 to 3 years and an average maturity between 1 to 3 years. The Fund seeks to maintain a low duration but may lengthen or shorten its duration within that range to reflect changes in the overall composition of the short-term investment-grade debt markets. Duration is a measure of a bond price's sensitivity to a given change in interest rates. Generally, the longer a bond's duration, the greater its price sensitivity to a change in interest rates. For example, the price of a bond with a duration of three years would be expected to fall approximately 3% if rates were to rise by one percentage point.
An investment-grade security is one that is rated by Moody's Investors Service, Inc. or Standard & Poor's Ratings Group Baa3 or BBB-, respectively, or higher or, if unrated, that has been determined by the Fund's investment team to be of comparable quality. The Fund may invest up to 20% of its total assets in below investment grade debt securities, commonly known as "high-yield" securities or "junk bonds."

Acquired Funds	Acquiring Funds
investment-grade security is one that is rated by Moody's Investors Service, Inc. or Standard & Poor's Ratings Group Baa3 or BBB-, respectively, or higher or, if unrated, that has been determined by the Fund's investment team to be of comparable quality. The Fund may invest in below investment grade debt securities, commonly known as "high-yield" securities or "junk bonds"; normally, less than 20% of the Fund's assets will be invested in below investment grade securities.
The Fund may also invest up to 20% of the value of its net assets in foreign securities denominated in foreign currencies. In addition, the Fund may invest without limit in so-called Yankee securities, which include debt securities issued by non-U.S. corporate or government entities but denominated in U.S. dollars.
The Fund may engage in dollar roll and reverse repurchase agreement transactions. The Fund may enter into exchange-traded or over-the-counter derivatives transactions of any kind, such as futures contracts, options on futures, and swap contracts, including, for example, interest rate swaps and credit default swaps. The Fund also may enter into exchange-traded or over-the-counter foreign currency exchange transactions, including currency futures, forward, and option transactions. The Fund may enter into any of these transactions for a variety of purposes, including, but not limited to, hedging various risks such as credit risk, interest rate risk, currency risk, and liquidity risk; taking a net long or short position in certain investments or markets; providing liquidity in the Fund; equitizing cash; minimizing transaction costs; generating income; adjusting the Fund's sensitivity to interest rate risk, currency risk, or other risk; replicating certain direct investments; and asset and sector allocation.
The Fund may invest in loans of any maturity and credit quality. If the Fund invests in loans, the Fund's investment team may seek	Although the Fund will primarily be invested in domestic securities, up to 20% of the Fund's assets may be invested in foreign securities, which may be denominated in foreign currencies.
The Fund may purchase or sell securities on a when-issued, to-be-announced (TBA), delayed delivery or forward commitment basis and may engage in short-term trading of portfolio securities. There is no limitation on the maturity of any specific security the Fund may purchase, and the Fund may sell any security before it matures. The Fund may also utilize dollar roll transactions to obtain market exposure to certain types of securities, particularly mortgage-backed securities. The Fund may enter into exchange-traded or over-the-counter derivatives transactions of any kind, such as futures contracts (both long and short positions), options on futures, and swap contracts, including, for example, interest rate swaps and credit default swaps. The Fund also may enter into exchange-traded or over-the-counter foreign currency exchange transactions, including currency futures, forward, and option transactions. The Fund may enter into any of these transactions for a variety of purposes, including, but not limited to, hedging various risks such as credit risk, interest rate risk, currency risk, and liquidity risk; taking a net long or short position in certain investments or markets; providing liquidity in the Fund; equitizing cash; minimizing transaction costs; generating income; adjusting the Fund's sensitivity to interest rate risk, currency risk, or other risk; replicating certain direct investments; and asset and sector allocation.
The Fund may invest in loans of any maturity and credit quality. If the Fund invests in loans, the Fund's investment team may seek to avoid the receipt of material non-public information about the issuers of the loans being considered for purchase by the Fund, which may affect its ability to assess the loans as compared to investors that do receive such information.

Acquired Funds	Acquiring Funds

to avoid the receipt of material non-public information about the issuers of the loans being considered for purchase by the Fund, which may affect its ability to assess the loans as compared to investors that do receive such information.

The Adviser will invest in investment companies, including exchange-traded funds (ETFs), for cash management purposes or to seek exposure to a particular asset class.
In recent periods, the Fund has experienced annual portfolio turnover in excess of 100% and will likely experience high portfolio turnover rates in the future.
There is no guarantee that the Fund will achieve its objective.

Subsequent to the Reorganization, the principal investment risks of an investment in the Fund will continue to include:

•  Debt Securities Risk

•  Foreign Securities Risk

•  Mortgage- and Asset-backed Securities Risk

•  High-yield/Junk Bond Risk

•  Portfolio Turnover Risk

•  Liquidity Risk

•  Derivatives Risk

•  Currency Risk

•  Loan Risk

•  Credit Derivatives Risk

However, in light of the changes to the Acquiring Fund's principal investment strategies, the principal investment risks of an investment in the Fund will also include "When-Issued, TBA and Delayed Delivery" and "Underlying Investment Vehicle Risk."

See Exhibit C below for a detailed description of each of these risks.

Comparison of Investment Management Team

The Acquired Fund is subadvised by Park Avenue and an investment management team at Park Avenue is responsible for day-to-day management of the Acquired Fund, subject to the oversight of RS Investments. An investment management team at INCORE, an existing Victory Capital investment franchise, will be responsible for day-to-day management of the Acquiring Fund. See Exhibit D for information about the members of the Acquiring Fund's investment management team.

Proposal 7. Reorganization of RS High Yield VIP Series into
Victory High Yield VIP Series

Comparison of Current and Pro Forma Expenses

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Class I
RS High Yield VIP Series (Current) (Acquired Fund)
Management Fees	0.60%
Distribution and/or Service (12b-1) Fees	N/A
Other Expenses	0.29%
Total Annual Fund Operating Expenses	0.89%
Class I
Victory High Yield VIP Series (Current and Pro Forma) (Acquiring Fund)
Management Fees	0.60%
Distribution and/or Service (12b-1) Fees	N/A
Other Expenses	0.27%
Total Annual Fund Operating Expenses(2)	0.87%

(1)  "Other Expenses" reflect estimated expenses that the Acquiring Fund expects to bear in the current fiscal year, which may differ from the "Other Expenses" of the Acquired Fund.

(2)  Victory Capital has contractually agreed to waive its management fee and/or reimburse expenses for at least two years following the closing of the Reorganization so that the total annual fund operating expenses after fee waiver and expense reimbursement (excluding acquired fund fees and expenses and certain other items such as interest, taxes and brokerage commissions) do not exceed 0.89%. The Adviser is permitted to recoup advisory fees waived and expenses reimbursed by it for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of the original waiver or expense reimbursement and at the time of recoupment or reimbursement. This agreement may only be terminated by the Acquiring Fund's Board of Trustees.

Expense examples: These examples are intended to help you compare the cost of investing in each Fund with the cost of investing in other mutual funds. These examples assume that you invest $10,000 in the applicable Fund for the time periods indicated, whether or not you redeem at the end of such periods. These examples also assume that your investment earns a 5% return each year and that each Fund's operating expenses remain the same as shown above. These examples reflect the contractual expense limitation agreement applicable to the Acquiring Fund for two years. These examples do not reflect the fees and expenses relating to any variable annuity contract or variable life insurance policy that offers a Fund. If it did, the costs would be higher than those shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 year	3 years	5 years	10 years
RS High Yield VIP Series (Current) (Acquired Fund)
Class I	$91	$284	$493	$1,096
Victory High Yield VIP Series (Current and Pro Forma) (Acquiring Fund)
Class I	$89	$278	$482	$1,073

Portfolio Turnover. Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the expense examples, affect a Fund's performance. No portfolio turnover information is included here for the Acquiring Fund because the Acquiring Fund has not yet commenced investment operations, but the Acquiring Fund is expected to have portfolio turnover rates similar to those of the Acquired Fund. During the fiscal year ended December 31, 2015, the Acquired Fund's portfolio turnover rate was 148% of the average value of the Fund's portfolio.

Comparison of Investment Objectives, Principal Investment Strategies, and Principal Risks

Each Fund's investment objective is to seek current income. Capital appreciation is a secondary objective.

Subsequent to the Reorganization, the Acquiring Fund, like the Acquired Fund, will invest at least 80% of its net assets in debt securities and other investments that, at the time of purchase, are rated below investment grade. This investment strategy may not be changed without 60 days' prior notice to shareholders unless otherwise specifically stated. For purposes of this investment strategy, an investment is considered to be rated below investment grade if it is rated by Moody's Investors Service, Inc. and Standard & Poor's Ratings Group Ba1 or BB+, respectively, or lower or, if unrated, has been determined by Park Avenue, the Acquiring Fund's sub-adviser, to be of comparable quality. The debt securities and other investments in which the Fund invests may include, for example, corporate bonds, mortgage-backed and asset-backed securities, zero-coupon bonds, "payment-in-kind" securities, convertible bonds, and loans. The Fund may invest in loans and corporate bonds issued in connection with highly leveraged transactions such as mergers, leveraged buy-outs, re-capitalizations, and acquisitions.

The Fund may invest in common and preferred stocks, warrants to purchase common stocks, bonds, or other securities; typically, not more than 20% of the Fund's assets will be invested in these types of securities. The Fund also may invest up to 35% of the value of its total assets in foreign securities and so-called Yankee securities, which include debt securities issued by non-U.S. corporate or government entities but denominated in U.S. dollars.

The Fund may enter into exchange-traded or over-the-counter derivatives transactions of any kind, such as futures contracts, options on futures, and swap contracts, including, for example, interest rate swaps and credit default swaps. The Fund also may enter into exchange-traded or over-the-counter foreign currency exchange transactions, including currency futures, forward, and option transactions. The Fund may enter into any of these transactions for a variety of purposes, including, but not limited to, hedging various risks such as credit risk, interest rate risk, currency risk, and liquidity risk; taking a net long or short position in certain investments or markets; providing liquidity in the Fund; equitizing cash; minimizing transaction costs; generating income; adjusting the Fund's sensitivity to interest rate risk, currency risk, or other risk; replicating certain direct investments; and asset and sector allocation.

The Fund may invest in loans of any maturity and credit quality. If the Fund invests in loans, the Fund's investment management team may seek to avoid the receipt of material non-public information about the issuers of the loans being considered for purchase by the Fund, which may affect its ability to assess the loans as compared to investors that do receive such information.

The Fund invests primarily in securities, including high-yield corporate bonds, convertible bonds, and other debt securities, that are rated below investment grade by nationally recognized statistical ratings organizations (commonly known as "high-yield" securities or "junk bonds") at the time of purchase or, if unrated, have been determined by the Fund's investment management team to be of comparable quality.

As a result of its investment strategy, the Acquiring Fund may experience annual portfolio turnover in excess of 100%.

Subsequent to the Reorganization, Victory Capital will retain the services of Park Avenue's investment management team, which will continue to implement the same strategy as it pursued for the Acquired Fund by:

•  considering several factors in purchasing and selling securities, such as the price of the security and the earnings patterns, the financial history, the management structure, and the general prospects of the issuer; and

•  considering the duration and the maturity of the Fund's portfolio; however, these factors are a lesser consideration than credit and yield considerations due to the nature of the high-yield securities in which the Fund invests. There is no lower limit on the rating of securities that may be in the Fund. Some of the securities that the Fund buys and holds may be in default.

Since there will be no changes to the principal investment strategies followed by the Acquiring Fund subsequent to the Reorganization, the principal investment risks of an investment in the Fund will continue to include:

•  High-yield/Junk Bond Risk

•  Debt Securities Risk

•  Liquidity Risk

•  Foreign Securities Risk

•  Mortgage- and Asset-backed Securities Risk

•  Derivatives Risk

•  Currency Risk

•  Loan Risk

•  Portfolio Turnover Risk

•  Credit Derivatives Risk

See Exhibit C below for a detailed description of each of these risks.

Comparison of Investment Management Team

The Acquired Fund and the Acquiring Fund each are subadvised by Park Avenue and share the same investment management team at Park Avenue. See Exhibit D for information about the members of the Acquiring Fund's investment management team.

Proposal 8. Reorganization of RS S&P 500 Index VIP Series into Victory S&P 500 Index VIP Series

Comparison of Current and Pro Forma Expenses

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Class I
RS S&P 500 Index VIP Series (Current) (Acquired Fund)
Management Fees	0.25%
Distribution and/or Service (12b-1) Fees	N/A
Other Expenses	0.14%
Total Annual Fund Operating Expense(1)	0.39%
Less: Fee Waiver/Expense Reimbursement(1)	-0.11%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement(1)	0.28%
Class I
Victory S&P 500 Index VIP Series (Current and Pro Forma) (Acquiring Fund)
Management Fees	0.25%
Distribution and/or Service (12b-1) Fees	N/A
Other expenses(2)	0.13%
Total Annual Fund Operating Expenses(3)	0.38%
Less: Fee Waiver/Expense Reimbursement(3)	-0.10%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement(3)	0.28%

(1)  RS Investments has contractually agreed to pay or reimburse the Fund's expenses (excluding expenses indirectly incurred by the Fund through investments in pooled investment vehicles, interest, taxes, investment-related expenses (e.g., brokerage commissions), and extraordinary expenses) to the extent necessary to limit Total Annual Fund Operating Expenses to 0.28%. This expense limitation will continue through April 30, 2017 and cannot be terminated by RS Investments prior to that date without the action or consent of the Acquired Fund's Board.

(2)  "Other Expenses" reflect estimated expenses that the Acquiring Fund expects to bear in the current fiscal year, which may differ from the "Other Expenses" of the Acquired Fund.

(3)  Victory Capital has contractually agreed to waive its management fee and/or reimburse expenses for at least two years following the closing of the Reorganization so that the total annual fund operating expenses after fee waiver and expense reimbursement (excluding acquired fund fees and expenses and certain other items such as interest, taxes and brokerage commissions) do not exceed 0.28%. Victory Capital is permitted to recoup advisory fees waived and expenses reimbursed by it for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of the original waiver or expense reimbursement and at the time of recoupment or reimbursement. This agreement may only be terminated by the Acquiring Fund's Board of Trustees.

Expense examples: These examples are intended to help you compare the cost of investing in each Fund with the cost of investing in other mutual funds. These examples assume that you invest $10,000 in the applicable Fund for the time periods indicated, whether or not you redeem at the end of such periods. These examples also assume that your investment earns a 5% return each year and that each Fund's operating expenses remain the same as shown above. These examples reflect the contractual expense limitation agreement applicable to the Acquired Fund for one year and the Acquiring Fund for two years. These examples do not reflect the fees and expenses relating to any variable annuity contract or variable life insurance policy that offers a Fund. If it did, the costs would be higher than those shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 year	3 years	5 years	10 years
RS S&P 500 Index VIP Series (Current) (Acquired Fund)
Class I	$29	$114	$208	$482
Victory S&P 500 Index VIP Series (Current and Pro Forma) (Acquiring Fund)
Class I	$29	$101	$193	$460

Portfolio Turnover. Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the expense examples, affect a Fund's performance. No portfolio turnover information is included here for the Acquiring Fund because the Acquiring Fund has not yet commenced investment operations, but the Acquiring Fund is expected to have portfolio turnover rates similar to those of the Acquired Fund. During the fiscal year ended December 31, 2015, the Acquired Fund's portfolio turnover rate was 3% of the average value of the Fund's portfolio.

Comparison of Investment Objectives, Principal Investment Strategies, and Principal Risks

Each Fund's investment objective is to seek to track the investment performance of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500"), which emphasizes securities issued by large U.S. companies.

Subsequent to the Reorganization, the Acquiring Fund, like the Acquired Fund, will invest primarily in stocks of companies included in the S&P 500 by investing at least 95% of its net assets in the stocks of companies included in the S&P 500. This investment strategy may not be changed without 60 days' prior notice to shareholders unless otherwise specifically stated. Because the Fund is intended to track the performance of the S&P 500, the Fund's investment management team does not actively determine the stock selection or sector allocation. The percentage weighting of a particular security in the S&P 500 is determined by that security's relative total market capitalization. The S&P 500 is an unmanaged index of 500 common stocks selected by Standard & Poor's as representative of a broad range of industries within the U.S. economy, including foreign securities. The S&P 500 is composed primarily of stocks issued by large-capitalization companies. The securities selected for the portfolio are those securities that are included in the S&P 500, in approximately the same percentages as those securities are included in the index. For purposes of this investment strategy, the percentage weighting of a particular security in the S&P 500 is determined by that security's relative total market capitalization — which is the market price per share of the security multiplied by the number of shares outstanding. To track the S&P 500 as closely as possible, the Fund attempts to remain fully invested in stocks.

The Fund also may enter into derivative transactions, such as futures and options contracts, as a substitute for the purchase or sale of securities or when there are large cash inflows into the Fund. The Fund may at times, but will not necessarily, hold a substantial portion of its assets in cash and cash equivalents.

Subsequent to the Reorganization, Compass EMP, the Victory Capital investment franchise responsible for the portfolio management of the Acquiring Fund, will implement the Fund's strategy by purchasing and maintaining all or substantially all of the securities included in the S&P 500, in approximately the same percentages as such securities are included in the S&P 500.

Since there will be no changes to the principal investment strategies followed by the Acquiring Fund subsequent to the Reorganization, the principal investment risks of an investment in the Fund will continue to include:

•  Equity Securities Risk

•  Index Risk

•  Derivatives Risk

See Exhibit C below for a detailed description of each of these risks.

Comparison of Investment Management Team

The Acquired Fund is subadvised by Park Avenue and an investment management team at Park Avenue is responsible for day-to-day management of the Acquired Fund, subject to the oversight of RS Investments. An investment management team at Compass EMP ("CEMP"), an existing Victory Capital investment franchise, will be responsible for day-to-day management of the Acquiring Fund.

ADDITIONAL INFORMATION ABOUT EACH REORGANIZATION

Principal Risks

Except for certain differences between the investment strategies and risks of RS Investment Quality Bond VIP Series and RS Low Duration Bond VIP Series and their corresponding Acquiring Funds discussed above, the principal risks of the Acquired Funds and the Acquiring Funds will be substantially identical. Set forth in Exhibit C is a glossary of risks, in alphabetical order, describing the principal risks indicated for each Acquiring Fund in "Comparison of Investment Objectives, Principal Investment Strategies, and Principal Risks" above. You may lose money by investing in any of these Funds.

Purchases and Sales of Acquired Fund and Acquiring Fund Shares

The Acquired Funds and the Acquiring Funds have similar policies for buying and selling shares. Please see Exhibit D for a description of these policies for the Acquiring Funds, which are the same as the comparable policies for the Acquired Funds, except as noted below:

•  Currently, shareholders of RS Investment Quality Bond VIP Series, RS Low Duration Bond VIP Series and RS High Yield VIP Series are not able to purchase or redeem their shares on days when the New York Stock Exchange ("NYSE") is closed; however, shareholders are able to purchase or redeem their shares in these Funds on days when the bond markets are closed if the NYSE is open. Shareholders of the corresponding Acquiring Funds, however, are not able to purchase or redeem their shares on days when the NYSE is closed or on days when the bond markets are closed.

•  Both the Acquired Funds and the Acquiring Funds discourage frequent purchases and redemptions of fund shares (market timing) and have similar policies and procedures regarding market timing. However there are some differences between the Acquired Funds' and the Acquiring Funds' policies and procedures regarding market timing. See Exhibit D for a comparison of the Acquired Funds' and the Acquiring Funds' policies and procedures.

Jurisdiction of Organization

Both the Acquired Funds and the Acquiring Funds are structured as series of open-end management investment companies. The Acquired Funds are organized as series of a Massachusetts business trust and the Acquiring Funds are organized as series of a Delaware statutory trust. Please see Exhibit E for a comparison of the material rights of shareholders of the Acquired Funds and shareholders of the Acquiring Funds.

Terms of Each Reorganization

The Board of each Fund has approved the Agreement, a copy of which is attached to this combined prospectus/proxy statement as Exhibit A. The following is a summary of certain terms of the Agreement:

•  Each Reorganization is expected to occur in the second quarter of 2016, subject to approval by Acquired Fund shareholders, receipt of any necessary regulatory approvals and satisfaction of any other conditions to closing. However, following such approvals, each Reorganization is expected to occur as soon as is conveniently practicable.

•  On the closing date of each Reorganization, the Acquired Fund will transfer all of its assets to the corresponding Acquiring Fund and, in exchange, the corresponding Acquiring Fund will assume all the Acquired Fund's liabilities and will issue Reorganization Shares to the Acquired Fund. The value of each Acquired Fund's assets, as well as the number of Reorganization Shares to be issued to the Acquired Fund, will be determined in accordance with the Agreement. The Reorganization Shares will have an aggregate net asset value on the business day immediately preceding the closing of the Reorganization equal to the value of the assets received from the Acquired Fund, less the liabilities assumed by the corresponding Acquiring Fund in the transaction. The Reorganization Shares will be distributed to Acquired Fund shareholders in proportion to their holdings of shares of the Acquired Fund, in liquidation of the Acquired Fund. As a result, shareholders of the Acquired Fund will become shareholders of the corresponding Acquiring Fund.

The members of the Board of RS Variable Products Trust who are not "interested persons" (as defined in the 1940 Act) of the Acquired Funds (the "independent trustees") have determined that they will receive additional compensation for the additional work they have undertaken in reviewing and evaluating the Reorganizations, attending additional meetings and related matters, and that those independent trustees who will not serve as trustees of the Acquiring Funds following the Reorganizations will receive additional compensation in return for serving on an advisory committee and making themselves available for consultations regarding the Acquired Funds for a one-year period following the Reorganizations. RS Investments will bear the cost of any additional compensation.

Conditions to Closing Each Reorganization

The completion of each Reorganization is subject to certain conditions described in the Agreement, including:

•  The Transaction by RS Investments and Victory Capital closes;

•  The Acquired Fund has delivered to the corresponding Acquiring Fund a certificate executed in its name by a duly authorized officer, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Acquired Fund made in the Agreement and Plan of Reorganization are true and correct as of the Closing Date.

•  The Acquiring Fund has delivered to the corresponding Acquired Fund a certificate executed in its name by a duly authorized officer, in form and substance satisfactory to the Acquired Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Fund made in the Agreement and Plan of Reorganization are true and correct as of the Closing Date.

•  The Acquired Fund and the corresponding Acquiring Fund will have received any opinions of counsel necessary to carry out the Reorganization.

•  The Acquired Fund and the corresponding Acquiring Fund will have received any approvals, consents or exemptions from the SEC or any other regulatory body necessary to carry out the Reorganization.

•  A registration statement on Form N-14 relating to the Reorganization will have been filed with the SEC and become effective.

•  The shareholders of the Acquired Fund will have approved the Agreement by the requisite vote of a majority of the outstanding voting securities.

•  The Acquired Fund and the corresponding Acquiring Fund will have received an opinion of tax counsel substantially to the effect that, as described in more detail in the section entitled "Tax Status of the Reorganizations," the shareholders of the Acquired Fund will not recognize gain or loss for U.S. federal income tax purposes upon the exchange of their Acquired Fund shares for the Reorganization Shares of the corresponding Acquiring Fund in connection with the Reorganization and the Acquired Fund will not recognize gain or loss as a direct result of the Reorganization.

Termination of the Agreement

The Agreement and the transactions contemplated by it may be terminated and abandoned with respect to any Reorganization by mutual agreement of the Acquired Fund and the Acquiring Fund at any time prior to the closing thereof; by either the Acquired Fund or the Acquiring Fund in the event of a material breach of the Agreement by the other Fund; by a failure of any condition precedent to the terminating Fund's obligations under the Agreement; by any judgment, injunction, order, ruling or decree or any other action restraining, enjoining or otherwise prohibiting the Agreement or any Reorganization by any governmental authority of competent jurisdiction. In the event of a termination, RS Investments and Victory Capital will bear all costs associated with the Reorganization.

Tax Status of the Reorganizations

Each Reorganization is intended to qualify for U.S. federal income tax purposes as a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"). As a condition to the closing of the Reorganization, the Acquired Fund and the Acquiring Fund will receive an opinion from Morrison & Foerster LLP substantially to the effect that, as further described below, on the basis of existing provisions of the Code, U.S. Treasury regulations issued thereunder, current administrative rules, and court decisions, generally for U.S. federal income tax purposes:

•  The acquisition by the Acquiring Fund of the assets of the Acquired Fund in exchange for the Acquiring Fund's assumption of the liabilities of the Acquired Fund and issuance of the Acquiring Fund Shares, followed by the distribution by the Acquired Fund of such Acquiring Fund Shares to the shareholders of the Acquired Fund in exchange for their shares of the Acquired Fund, will constitute a reorganization within the meaning of Section 368(a) of the Code, and the Acquired Fund and the Acquiring Fund will each be "a party to a reorganization" within the meaning of Section 368(b) of the Code.

•  No gain or loss will be recognized by the Acquired Fund (i) upon the transfer of its assets to the Acquiring Fund in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund or (ii) upon the distribution of the Acquiring Fund Shares by the Acquired Fund to its shareholders in liquidation.

•  No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund in exchange for the assumption of the liabilities of the Acquired Fund and issuance of the Acquiring Fund Shares.

•  The tax basis of the assets of the Acquired Fund acquired by the Acquiring Fund will be the same as the tax basis of such assets in the hands of the Acquired Fund immediately prior to the transfer.

•  The holding periods of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the periods during which such assets were held by the Acquired Fund.

•  No gain or loss will be recognized by Acquired Fund shareholders upon the exchange of all of their Acquired Fund Shares for the Acquiring Fund Shares.

•  The aggregate tax basis of the Acquiring Fund Shares to be received by each shareholder of the Acquired Fund will be the same as the aggregate tax basis of Acquired Fund Shares exchanged therefor.

•  An Acquired Fund shareholder's holding period for the Acquiring Fund Shares to be received will include the period during which Acquired Fund Shares exchanged therefor were held, provided that the shareholder held Acquired Fund Shares as a capital asset on the date of the exchange.

•  The Acquiring Fund will succeed to and take into account the items of the corresponding Acquired Fund described in Section 381(c) of the Code (including capital loss carryovers), subject to the conditions and limitations specified in the Code, the regulations thereunder, and existing court decisions and published interpretations of the Code and Regulations.

Each opinion will be based on certain factual certifications made by officers of the Acquired Trust and the Acquiring Trust and will also be based on customary assumptions. The opinion is not a guarantee that the tax consequences of the Reorganization will be as described above. There is no assurance that the Internal Revenue Service (the "IRS") or a court would agree with Morrison & Foerster LLP's opinion.

Opinions of counsel are not binding upon the IRS or the courts. If a Reorganization were consummated but did not qualify as a tax-free reorganization under the Code, a shareholder of the Acquired Fund would recognize gain or loss for federal income tax purposes equal to the difference between his or her tax basis in its Acquired Fund shares and the fair market value of the Reorganization Shares it received.

As long as the Contracts qualify as life insurance contracts under Section 7702(a) of the Code or annuity contracts under Section 72 of the Code, the Reorganizations, whether or not treated as tax-free for U.S. federal income tax purposes, will not create any tax liability for Contract Owners.

A portion of the portfolio assets of an Acquired Fund may be sold at any time before or after a Reorganization in connection with the Reorganization. Any gains recognized in any such sales on a net basis, after reduction by any available losses as appropriate, will be distributed to shareholders during or with respect to the year of sale. As long as the Contracts qualify as life insurance contracts under Section 7702(a) of the Code or annuity contracts under Section 72 of the Code, these distributions will not create any tax liability for Contract Owners. Contract Owners who choose to redeem or exchange their investments by surrendering their contracts or initiating a partial withdrawal may be subject to taxes and a 10% penalty. For a description of the tax consequences of investing in Contracts, Contract Owners should consult the prospectus or other information provided by Guardian regarding its Contracts.

This description of the U.S. federal income tax consequences of the Reorganizations is made without regard to the particular facts and circumstances of any shareholder or Contract Owner. Shareholders and Contract Owners are urged to consult their tax advisers regarding the effect, if any, of the Reorganizations in light of their individual circumstances. Because the foregoing discussion relates only to the U.S. federal income tax consequences of the Reorganizations, shareholders and Contract Owners should also consult their tax advisers as to the state, local, foreign and non-income tax consequences, if any, of a Reorganization.

Reasons for the Proposed Reorganizations and Board Deliberations

Each Reorganization was reviewed by the Board of RS Variable Products Trust, with the advice and assistance of Fund counsel and independent legal counsel to the independent trustees. At a meeting of the Board in January 19, 2016, the Board considered the Reorganization of each Acquired Fund. In advance of this meeting, RS Investments and Victory Capital provided background materials, analyses and other information to the Board regarding, among other things, the topics discussed below, including responses to specific requests by the Board, and responded to questions raised by the Board at the meeting. Before that meeting, the independent trustees also met among themselves and with their independent counsel to discuss the information provided and to prepare for the meeting.

After the Board reviewed, evaluated and discussed the materials, analyses and information provided to it that the Board considered relevant to its deliberations, the Board, including the independent trustees thereof, unanimously approved the Reorganization of each Acquired Fund overseen by it. The Board, including the independent trustees, thereof, also unanimously determined that participation by each Acquired Fund in its corresponding Reorganization would be in the best interests of the Acquired Fund and that the interests of existing shareholders of the Acquired Fund would not be diluted as a result of the Reorganization.

When it considered the proposed Reorganizations, the Board of the Acquired Funds took note of the following factors and considerations:

•  various potential benefits of each Reorganization to the shareholders of the Acquired Funds, including without limitation that:

•  in most cases, shareholders will continue to benefit from the expertise of the same portfolio managers who currently manage the Acquired Funds;

•  there are opportunities for increased asset growth and improved economies of scale, over the long-term, as a result of the combined distribution capabilities of the new organization;

•  Victory Capital has agreed to contractually limit each Acquired Fund's total operating expenses so that, on a net basis, such expenses are expected to be equal to or lower than current operating expenses for at least two years following the closing of the Reorganizations, although the Board noted that total operating expenses could increase after that date unless the Victory Capital expense limitation agreement is continued;

•  the ability to spread fixed costs over a larger combined asset base of Victory funds, which has the potential to result in a reduction in the per share expenses paid by shareholders of the Acquiring Funds over the longer term;

•  the investment advisory fee paid by each Acquiring Fund will be the same as that paid by the corresponding Acquired Fund;

•  the substantially identical investment objectives, principal investment strategies and principal risks of the Acquired Fund and the Acquiring Fund except as follows:

•  RS Investment Quality Bond VIP Series and RS Low Duration Bond VIP Series: the Acquiring Funds corresponding to each of RS Investment Quality Bond VIP Series and RS Low Duration Bond VIP Series will be managed by an investment management team at INCORE, a Victory Capital investment franchise. The investment strategies of these Acquiring Funds will be substantially similar to those of the Acquired Funds; the investment objectives of the Acquiring Funds and the corresponding Acquired Funds will be substantially identical.

•  RS S&P 5000 Index VIP Series: the Acquiring Funds corresponding to RS S&P 500 Index VIP Series will be managed by an investment management team at CEMP, a Victory Capital investment franchise. The investment strategies of the Acquiring Fund will be substantially similar to those of the Acquired Fund; the investment objective of the Acquiring Fund and the corresponding Acquired Fund will be substantially identical.

•  that there was not expected to be any change in the investment management team for any of the Funds, other than RS Investment Quality Bond VIP Series, RS Low Duration Bond VIP Series, and RS S&P 500 Index VIP Series. In this regard, to assess those changes, the Board considered, with respect to INCORE for the Acquiring Funds corresponding to RS Investment Quality Bond VIP Series and RS Low Duration Bond VIP Series and with respect to CEMP for the Acquiring Fund corresponding to RS S&P 500 Index VIP Series:

•  The portfolio management personnel and other professionals involved with INCORE's and CEMP's services;

•  The investment strategy and style currently used by INCORE for its other fixed income advisory clients, as well as its portfolio holdings, and CEMP's experience in managing other index funds;

•  The administrative, operational and compliance resources available to INCORE and CEMP in performing their advisory services for those Acquiring Funds;

•  the expected absence of any material unfavorable U.S. federal income tax consequences of the Reorganization (see "Tax Status of the Reorganizations");

•  that the direct costs associated with the Reorganizations will be borne by Victory Capital and RS Investments and not by the Contract Owners with interests in the Acquired Funds;

•  Victory Capital's representation that the Reorganizations are not expected to result in diminution in the level or quality of services that Acquired Fund shareholders currently receive;

•  the alternatives available to each Acquired Fund if that Acquired Fund, or various Acquired Funds, do not participate in the Reorganization, and the likely less favorable effects on the shareholders of that Acquired Fund of those alternatives;

•  that one or more independent trustees are expected to join the board of the investment trust that includes the Acquiring Funds;

•  the services expected to be provided by any sub-advisers to certain of the Acquiring Funds, and the related proposed terms; and

•  the expectations of RS Investments, based on an undertaking by Victory Capital, that the conditions under Section 15(f) of the 1940 Act would be satisfied including a three-year period after the closing of the Reorganizations during which at least 75% of the members of the board of trustees for the Acquiring Funds would remain disinterested within the meaning of the

1940 Act, and a two-year period during which no "unfair burden" would be imposed on the Acquiring Funds.

In their deliberations, the Board did not identify any single factor that was paramount or controlling and individual Board members may have attributed different weights to various factors. The Board also evaluated the information available to it on an Acquired Fund-by-Acquired Fund basis, and made determinations separately in respect of each Acquired Fund it oversees.

In addition to the approval of the Board of RS Variable Products Trust, the Board of Victory Variable Insurance Funds also separately met to consider information provided by RS Investments and Victory Capital concerning the Funds, the Transaction and the proposed Reorganizations. The Board, including the independent trustees, thereof, also unanimously determined that participation by each Acquiring Fund in its corresponding Reorganization would be in the best interests of the Acquiring Fund and that the interests of any shareholders of the Acquiring Fund would not be diluted as a result of the Reorganization.

Board Recommendation and Required Vote

The Board of RS Variable Products Trust unanimously recommends that shareholders of each Acquired Fund approve the proposed Agreement.

For each Acquired Fund, the Agreement must be approved by the affirmative vote of a majority of the outstanding voting securities of the Acquired Fund, as defined in the 1940 Act. A vote of a majority of the outstanding voting securities of the Acquired Fund is defined in the 1940 Act as the affirmative vote of the lesser of (a) 67% or more of the voting securities of the Acquired Fund that are present or represented by proxy at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Acquired Fund are present or represented by proxy at the Meeting; or (b) more than 50% of the outstanding voting securities of the Acquired Fund.

If the Agreement is not approved for an Acquired Fund, the Board will consider what further action should be taken with respect to the Acquired Fund. The approval of the Reorganization of one Acquired Fund is not conditioned upon the approval of the Reorganization of any other Acquired Fund.

If shareholders approve the Reorganization of an Acquired Fund and the other conditions to closing are met, including closing of the Transaction, then it is anticipated that the Reorganization would occur in the second quarter of 2016.

Agreement Between RS Investments and Victory Capital Regarding the Reorganizations

On December 18, 2015, RS Investments and Victory Capital announced that Victory Capital intends to acquire RS Investments. Pursuant to an Agreement and Plan of Merger ("Merger Agreement") dated December 17, 2015 entered into among Victory Capital's parent company, Victory Capital Holdings, Inc. ("Victory Holdings"), RS Investments' parent company, Victory Capital, VCO MS, LLC and

RS Investments. Pursuant to the Merger Agreement RS Investments will merge with and into VCO MS, LLC with RS Investments as the surviving entity and an indirect subsidiary of Victory Holdings. Victory Capital expects that, subsequently, RS Investments will combine with or merge into Victory Capital. As a result of the Transaction, Victory Capital will own substantially all of the assets related to RS Investments' business of providing investment advisory and investment management services to the Acquired Funds, including the books and records relating to the Acquired Funds and the investment performance of each Acquired Fund.

The closing of the Transaction, which is expected to occur in the second quarter of 2016, is subject to customary closing conditions, including regulatory approvals and the consent of clients (including the Acquired Funds) representing a minimum level of revenue. The closing of the Reorganizations is expected to occur generally concurrently with the closing of the Transaction. Upon closing of the Transaction, the investment professionals and certain key employees of RS Investments are expected to become employees of Victory Capital. Under the Merger Agreement, RS Investments and Victory Capital have each agreed, for the minimum time periods specified in Section 15(f) of the 1940 Act and subject to compliance with its respective fiduciary duties, to satisfy the conditions of Section 15(f).

Approval of one Reorganization is not expressly conditioned upon the approval of any other Reorganization, but closing of each Reorganization is conditioned upon closing of the Transaction by the investment advisers. The client revenue condition for the closing of the Transaction effectively means that even if a Fund's shareholders approve a Reorganization, it may not be sufficient to satisfy the revenue condition for the closing of the Transaction if shareholders of enough other Acquired Funds do not approve their Reorganization and/or if enough private clients of RS Investments do not provide their consent. If the Transaction between Victory Capital and RS Investments is not closed, none of the Reorganizations will take place and the Acquired Funds will continue to operate with RS Investments as their investment adviser.

If the shareholders of an Acquired Fund do not approve the Reorganization and the parties to the Transaction proceed to close the Transaction, then the Acquired Fund's existing investment advisory agreement with RS Investments will terminate. At that point, the Board of RS Investment Trust may take any further action it deems to be in the best interest of the Acquired Fund and its shareholders, including: (1) approval of an interim advisory agreement with Victory Capital to permit additional time to solicit shareholder approval of the Reorganization; (2) identifying another adviser to serve as the adviser for the Acquired Fund; or (3) liquidating the Acquired Fund.

Agreement Between Park Avenue and Victory Capital

Victory Holdings and Park Avenue, the subadviser to Victory High Yield VIP Series and a subsidiary of The Guardian Life Insurance Company of America, RS Investments' parent company, have entered into a letter agreement as part of the Transaction. Under the letter agreement, Victory Capital has agreed, for a period of three years after the Transaction closes, not to terminate its sub-advisory agreement with Park Avenue, or recommend that the Acquiring Fund's Board of Trustees terminate the sub-advisory agreement with Park Avenue, unless such termination is required by applicable law or by Victory Capital's fiduciary duties to the Acquiring Fund and its shareholders; however, the Acquiring Funds' Board of Trustees or the requisite portion of the Acquiring Fund's shareholders may terminate the sub-advisory agreement at any time (with appropriate notice) in accordance with the terms of the sub-advisory agreement.

Comparison of Investment Advisers and Investment Advisory Fees

About RS Investment Management Co. LLC

RS Investments serves as the investment adviser to each of the Acquired Funds. RS Investments is a Delaware limited liability company registered as an investment adviser under the Investment Advisers Act of 1940 (the "Advisers Act"). RS Investments oversees the operations of each Acquired Fund according to investment policies and procedures adopted by the RS Variable Products Trust. As of December 31, 2015, RS Investments managed approximately $17.7 billion in assets. RS Investments' address is One Bush Street, Suite 900, San Francisco, California 94104.

For the advisory services provided and expenses assumed by it under an Investment Advisory Agreement, RS Investments receives an annual fee from each Acquired Fund which is accrued daily and paid monthly (or more frequently). The table below sets forth (1) the advisory fee rate payable by each Acquired Fund under the Investment Advisory Agreement and (2) the advisory fee rate paid by each Acquired Fund during the fiscal year ended December 31, 2015 after expense limitations and fee waivers, if applicable.

Acquired Fund	Advisory Fee Rate Under Investment Advisory Agreement (as a Percentage of each Fund's Average Net Assets)	Net Advisory Fee Rate Paid During Most Recent Fiscal Year (as a Percentage of each Fund's Average Net Assets)
RS Large Cap Alpha VIP Series	0.50%	0.50%
RS Small Cap Growth Equity VIP Series	0.75%	0.75%
RS International VIP Series	0.80%	0.80%
RS Emerging Markets VIP Series	1.00%	1.00%
RS Investment Quality Bond VIP Series	0.50%	0.50%
RS Low Duration Bond VIP Series	0.45%	0.45%
RS High Yield VIP Series	0.60%	0.60%
RS S&P 500 Index VIP Series	0.25%	0.14	%(1)

(1)  Net Advisory Fee Rate Paid reflects the effects of any expense reimbursements and fee waivers by RS Investments in effect during the year.

A discussion regarding the basis for the RS Variable Products Trust Board's approval of the advisory agreements for the Acquired Funds is available in the Acquired Funds' annual reports to shareholders for the fiscal year ended December 31, 2015.

About Victory Capital Management Inc.

Victory Capital will serve as the investment adviser to each of the Acquiring Funds. Victory Capital is a New York corporation registered as an investment adviser under the Advisers Act. Victory Capital will oversee the operations of each Acquiring Fund according to investment policies and procedures adopted by the Board of Trustees of Victory Variable Insurance Funds. As of December 31, 2015, Victory Capital managed or advised assets totaling approximately $33.1 billion for individual and institutional clients. Victory Capital's address is 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144.

Under its Investment Management Agreement with Victory Variable Insurance Funds on behalf of the Acquiring Funds, Victory will regularly provide investment advice to each of the Acquiring Funds and continuously supervise the investment and reinvestment of cash, securities and other property composing the assets of each Acquiring Fund. For the advisory services it provides, the Acquiring Funds will pay Victory Capital an advisory fee, accrued daily and payable monthly at the annual rates set forth in the table below with respect to the Acquired Funds:

Acquiring Fund	Annual Fee (as a Percentage of Daily Net Assets)
RS Large Cap Alpha VIP Series	0.50%
RS Small Cap Growth Equity VIP Series	0.75%
RS International VIP Series	0.80%
RS Emerging Markets VIP Series	1.00%
RS Investment Quality Bond VIP Series	0.50%
RS Low Duration Bond VIP Series	0.45%
RS High Yield VIP Series	0.60%
RS S&P 500 Index VIP Series	0.25%

Pursuant to the Victory Expense Limitation Agreement with the Acquiring Funds, for at least two years following the closing of the Reorganizations, Victory Capital has contractually agreed to waive fees or reimburse certain expenses of the Acquiring Funds to the extent necessary to maintain each Acquiring Fund's total net annual operating expenses (excluding any acquired fund fees and expenses, other interest expenses, taxes, brokerage commissions, other expenditures that are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of such Fund's business) at a level that will be no higher than they are under the current RS Investments Expense Limitation Agreement or, in the absence of such an Agreement, as of December 31, 2015, as applicable. See "Comparison of Current and Pro Forma Expenses" in each Acquired Fund's proposal for more details on Victory Capital's Expense Limitation Agreement.

A discussion regarding the basis for Victory Variable Insurance Funds Board's approval of the investment advisory agreement for each of the Acquiring Funds will be available in each Acquiring Fund's next shareholder report following the close of the Reorganizations.

About Park Avenue Institutional Advisers LLC

Park Avenue currently serves as the sub-adviser for RS Investment Quality Bond VIP Series, RS Low Duration Bond VIP Series, RS High Yield VIP Series, and RS S&P 500 Index VIP Series (the "Park Avenue Sub-Advised Funds"). Park Avenue is a wholly-owned subsidiary of Guardian Investor Services LLC ("GIS"). Park Avenue and RS Investments have entered into a written Sub-Advisory Agreement pursuant to which Park Avenue provides sub-advisory services with respect to the Park Avenue Sub-Advised Funds, subject to the general oversight of RS Investments and the Board of RS Variable Products Trust.

For its services under the Sub-Advisory Agreement, RS Investments pays Park Avenue monthly fees for each Park Avenue Sub-Advised Fund in an amount equal to 28% of all fees due from such Fund to RS Investments for such month prior to any reductions as a result of any voluntary or contractual fee waiver observed or expense reimbursement borne by RS Investments with respect to that Fund for such period; provided that the monthly fee due to Park Avenue in respect of a Fund is reduced in the same proportion as the fee due to RS Investments from the Fund for such period as a result of any voluntary or contractual fee waiver observed or expense reimbursement borne by RS Investments in respect of the Fund to which Park Avenue has agreed:

Following the Reorganizations, Park Avenue will serve as the sub-adviser for Victory High Yield VIP Series. Park Avenue and Victory Capital will enter into a written Sub-Advisory Agreement pursuant to which Park Avenue provides sub-advisory services to the Funds, subject to the general oversight of Victory Capital and the Board of Victory Variable Insurance Funds. For its services under the Sub-Advisory Agreement, Victory Capital will pay Park Avenue a monthly fee for the Fund in an amount equal to 28% of all fees due from such Fund to Victory Capital for such month prior to any reductions as a result of any voluntary or contractual fee waiver observed or expense reimbursement borne by Victory Capital with respect to that Fund for such period; provided that the monthly fee due to Park Avenue in respect of the Fund will be reduced in the same proportion as the fee due to Victory Capital from the Fund for such period as a result of any voluntary or contractual fee waiver observed or expense reimbursement borne by Victory Capital in respect of the Fund to which Park Avenue has agreed.

A discussion regarding the basis for the Victory Variable Insurance Funds Board's approval of the investment sub-advisory agreement for Victory High Yield VIP Series will be available in the Fund's next shareholder report following the close of the Reorganization.

Manager of Managers Structure — Victory Funds

Victory Variable Insurance Funds and a predecessor to Victory Capital received an exemptive order from the SEC that permits Victory Capital, subject to the approval of the Victory Variable Insurance Funds Board, to appoint or replace certain sub-advisors to manage all or a portion of a Fund's assets and enter into, amend or terminate a sub-advisory agreement with certain sub-advisors without obtaining shareholder approval (the "Victory Order"). Under the terms of the Victory Order, the manager of managers structure applies to sub-advisors that are not affiliated with the Acquiring Funds or Victory Capital.

Pursuant to the Victory Order, Victory Capital, with the approval of the Victory Variable Insurance Funds Board, would have the discretion to terminate any sub-advisor and allocate and reallocate an Acquiring Fund's assets among Victory Capital and any other non-affiliated sub-advisors. Victory Capital, subject to oversight and supervision by the Victory Variable Insurance Funds Board, has responsibility to oversee any sub-advisor to an Acquiring Fund and to recommend, for approval by the Victory Variable Insurance Funds Board, the hiring, termination and replacement of sub-advisors for an Acquiring Fund. In evaluating a prospective sub-adviser, Victory Capital would consider, among other things, the proposed sub-adviser's experience, investment philosophy and historical performance. Victory Capital would remain ultimately responsible for supervising, monitoring and evaluating the performance of any sub-adviser retained to manage an Acquiring Fund. In the event that Victory Capital hires a new sub-advisor pursuant to the multi-manager structure, the Victory Fund will provide shareholders with information about the new sub-advisor and sub-advisory agreement within 60 days.

Use of the manager of managers structure would not diminish Victory Capital's responsibilities to the Acquiring Funds under the Advisory Agreement. Victory Capital would continue to have overall responsibility, subject to oversight by the Victory Variable Insurance Funds Board, to oversee the sub-advisers and recommend their hiring, termination and replacement. Specifically, Victory Capital would, subject to the review and approval of the Victory Variable Insurance Funds Board: (a) set an Acquiring Fund's overall investment strategy; (b) evaluate, select and recommend sub-advisers to manage all or a portion of an Acquiring Fund's assets; and (c) implement procedures reasonably designed to ensure that each sub-adviser complies with the Acquiring Fund's investment goal, policies and restrictions. Subject to the review by the Victory Variable Insurance Funds Board, Victory Capital would: (a) when appropriate, allocate and reallocate the Acquiring Funds' assets among multiple sub-advisers; and (b) monitor and evaluate the performance of the sub-advisers. Replacement of Victory Capital or the imposition of material changes to the Advisory Agreement would continue to require prior shareholder approval.

Comparison of Other Principal Service Providers

The following table lists the principal service providers for the Acquired Funds and those expected to serve the Acquiring Funds following the closing of the Reorganizations.

SERVICE PROVIDERS

Service	Acquired Funds	Acquiring Funds
Distributor	RS Funds Distributor LLC* One Bush Street, Suite 900 San Francisco, CA 94104	Victory Capital Advisers, Inc.* 4900 Tiedeman Road, 4th Floor Brooklyn, Ohio 44144
Administrator	State Street Bank and Trust Company 200 Newport Avenue Quincy, MA 02171	State Street Bank and Trust Company 200 Newport Avenue Quincy, MA 02171
Custodian	State Street Bank and Trust Company 200 Newport Avenue Quincy, MA 02171	State Street Bank and Trust Company 200 Newport Avenue Quincy, MA 02171
Fund Accountant	State Street Bank and Trust Company 200 Newport Avenue Quincy, MA 02171	State Street Bank and Trust Company 200 Newport Avenue Quincy, MA 02171
Transfer Agent	State Street Bank and Trust Company 200 Newport Avenue Quincy, MA 02171	State Street Bank and Trust Company 200 Newport Avenue Quincy, MA 02171

*  Registered broker-dealer and member of FINRA.

PricewaterhouseCoopers LLP is the independent registered public accounting firm for the Acquired Funds. The broader Victory family of funds uses a different independent registered public accounting firm and it is possible that Victory Capital will recommend to the Victory Variable Insurance Funds Board that an accounting firm other than PricewaterhouseCoopers LLP be chosen as the independent registered public accounting firm of the Acquiring Funds.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase a Fund through an insurance company, broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the insurance company, broker-dealer or other intermediary and your salesperson to recommend a Fund over another investment. Ask your salesperson or visit your financial intermediary's or insurance company's website for more information.

PROXY VOTING AND SHAREHOLDER MEETING INFORMATION

Voting. Shareholders of record of each Acquired Fund on March 4, 2016 (the "Record Date") are entitled to vote at the Meeting. With respect to each Reorganization, shareholders of each Acquired Fund are entitled to one vote for each full share owned and proportionate, fractional votes for fractional shares held. Each Fund has only one class of shares outstanding — Class I shares. The total number of Class I shares of each Acquired Fund outstanding and entitled to vote as of the close of business on the Record Date are set forth below.

Class I
RS Large Cap Alpha VIP Series	22,712,165.752
RS Small Cap Growth Equity VIP Series	7,170,942.072
RS International VIP Series	12,770,368.024
RS Emerging Markets VIP Series	3,939,085.206
RS Investment Quality Bond VIP Series	58,755,583.783
RS Low Duration Bond VIP Series	25,385,719.303
RS High Yield VIP Series	6,094,561.371
RS S&P 500 Index VIP Series	7,833,706.323

Shares of the Acquired Funds are owned of record predominantly by sub-accounts of separate accounts of Guardian established to fund benefits under Contracts issued by Guardian. Guardian is the legal owner of your Acquired Fund's shares and will vote those shares at the meeting. However, as a Contract Owner, you are entitled to instruct Guardian how to vote the shares attributable to your Contract.

Shareholder Approval. Assuming a quorum is present, each Reorganization will be approved by the affirmative "vote of a majority of the outstanding voting securities" of each Acquired Fund, as such phrase is defined in the 1940 Act. The "vote of a majority of the outstanding voting securities" means: the affirmative vote of the lesser of (i) 67% or more of the outstanding voting securities present at the meeting if more than 50% of the outstanding voting securities are present in person or by proxy or (ii) more than 50% of the outstanding voting securities.

Contract Owner Instructions. Guardian is mailing copies of these prospectus/proxy statement materials to Contract Owners who, by completing and signing the accompanying voting instruction card, will instruct Guardian how they wish the Acquired Fund shares attributable to his or her contract to be voted. Contract Owners also may provide their instructions to Guardian by telephone or internet. Each Contract Owner is entitled to instruct Guardian as to how to vote the shares attributable to his or her Contract. Guardian will vote shares of each Acquired Fund as instructed by their Contract Owners. If a Contract Owner simply signs and returns the voting instruction card, Guardian will treat the card as an instruction to vote the shares represented thereby in favor of the Agreement.

Guardian intends to vote shares for which no voting instruction cards are returned in the same proportion as the shares for which voting instruction cards are returned. Shares attributable to amounts retained by Guardian will be voted in the same proportion as votes cast by Contract Owners. Accordingly, there are not expected to be any "broker non-votes." "Broker non-votes" are shares held by brokers or nominees as to which (i) the broker or nominee does not have discretionary voting power and (ii) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the shares will be voted. Any Contract Owner giving voting instructions has the power to revoke such instructions by providing superseding instructions by mail, telephone or internet. All properly executed instructions received in time for the Meeting will be voted as specified in the instructions. Because Guardian may vote all Acquired Fund shares even if only a small number of Contract Owners forward voting instructions, it is possible that a small number of Contract Owners may determine the outcome of the vote for an Acquired Fund.

Quorum and Methods of Tabulation. A quorum is required for shareholders of an Acquired Fund to take action at the Meeting. For each Acquired Fund, forty percent (40%) of the shares outstanding and entitled to vote, present at the Meeting in person or by proxy, constitutes a quorum. Because Guardian intends to vote shares for which no voting instruction cards are returned in the same proportion as the shares for which voting instruction cards are returned, it is expected that the presence at the Meeting, in person or by proxy, of Guardian will constitute a quorum regardless of the number of Contract Owners who provide voting instructions.

All shares represented at the Meeting in person or by proxy will be counted for purposes of establishing a quorum. For the purpose of determining whether a quorum is present, shares represented by proxies that reflect abstentions will be counted as shares that are present and entitled to vote. Abstentions will have the effect of votes against a Reorganization.

Shareholder Proxies. If a shareholder properly authorizes its proxy by internet or telephone, or by executing and returning the enclosed proxy card by mail, and the proxy is not subsequently revoked, the shareholder's vote will be cast at the Meeting and at any postponement or adjournment thereof. If a shareholder gives instructions, the shareholder's vote will be cast in accordance with your instructions. If a shareholder returns a signed proxy card without instructions, the shareholder's vote will be cast in favor of the Reorganization of the shareholder's Acquired Fund. Your votes will be cast in the discretion of the proxy holders on any other matter that may properly come before the Meeting, including, but not limited to, proposing the adjournment of the Meeting with respect to one or more proposals in the event that sufficient votes in favor of any proposal are not received. Not all proposals affect each Acquired Fund, and shareholders of an Acquired Fund will be entitled to cast votes and authorize proxies on only those proposals affecting the Acquired Fund in which they are shareholders.

If you intend to vote in person at the Meeting, please call 1-800-766-3863 to obtain important information regarding your attendance at the Meeting, including directions.

Revoking a Voting Instruction. Contract Owners may revoke their voting instructions by submitting a subsequent voting instruction card before the Meeting, by telephone or via the internet before the Meeting, by timely written notice, or by attending and providing voting instructions at the Meeting.

Simultaneous Meetings. The meeting for each Acquired Fund will be held simultaneously with the meeting for each other Acquired Fund, with each proposal being voted on separately by the shareholders of the relevant Acquired Fund. If any shareholder objects to the holding of simultaneous meetings, the shareholder may move for an adjournment of his or her Acquired Fund's meeting to a time after the

Meeting so that a meeting for that Acquired Fund may be held separately. If a shareholder makes this motion, the persons named as proxies will take into consideration the reasons for the objection in deciding whether to vote in favor of the adjournment, and may vote for or against the adjournment in their discretion.

Solicitation of Voting Instructions. The Board of each Acquired Fund is asking for your voting instructions and for you to provide your voting instructions as promptly as possible. Victory Capital and RS Investments have retained, at their expense, BFDS to assist in printing and mailing the prospectus/proxy statement materials and the solicitation of voting instructions, for which they expect to pay proxy solicitation fees and additional out-of-pocket expenses estimated to be approximately $10,000. The firm of BFDS has been retained to assist in the tabulation of voting instructions of Contract Owners.

Shareholder Proposals. The Acquired Funds do not hold annual meetings of shareholders. Shareholders who wish to make a proposal not involving the nomination of a person for election as a trustee at an Acquired Fund's next meeting that may be included in the Acquired Fund's proxy materials must notify the relevant Acquired Fund a reasonable amount of time before the Acquired Fund begins to print and mail its proxy materials. The fact that an Acquired Fund receives such a shareholder proposal in a timely manner does not ensure inclusion of the proposal in the proxy materials, because there are other requirements in the proxy rules and the Acquired Fund's bylaws relating to such inclusion.

Dissenters' Right of Appraisal. Neither Contract Owners nor shareholders of the Acquired Funds have appraisal or dissenters' rights.

Other Business. The Board of RS Variable Products Trust does not know of any matters to be presented at the Meeting other than the Reorganizations. However, if any other matters properly come before the Meeting, it is the Board of RS Variable Products Trust's intention that proxies which do not contain specific restrictions to the contrary will be voted on such other matters in accordance with the judgment of the persons named as proxies in the enclosed proxy card and/or voting card instruction.

Adjournment. If the quorum required for the Meeting has not been met for any Acquired Fund, the persons named as proxies may propose adjournment of the Meeting and vote all shares that they are entitled to vote in favor of such adjournment. If the quorum required for the Meeting has been met, but sufficient votes in favor of one or more proposals are not received by the time scheduled for the Meeting, then the persons named as proxies may move for one or more adjournments of the Meeting as to one or more proposals to allow further solicitation of shareholders. For each Acquired Fund, the Meeting may be adjourned, whether or not a quorum is present, by the vote of a majority of the shares present in person or represented by proxy at the Meeting.

The persons named as proxies will vote in favor of adjournment with respect to a proposal those shares they are entitled to vote in favor of such proposal. They will vote against any such adjournment those shares they are required to vote against such proposal. The costs of any additional solicitation and of any adjourned Meeting will be borne in the same manner as the other expenses associated with the proposals described herein.

CAPITALIZATION AND OWNERSHIP OF FUND SHARES

Capitalization of Acquired Funds and Acquiring Funds

The Class I shares of each Acquiring Fund will be the successor to the accounting and performance information of the corresponding Acquired Fund after consummation of the Reorganizations. Only pro forma capitalization information is shown for the Acquiring Funds because the Acquiring Funds will not commence investment operations until the completion of the Reorganizations. The following table shows the capitalization as of February 29, 2016 for each Acquired Fund and, with respect to each Acquiring Fund, on a pro forma basis, assuming the Reorganizations had taken place as of that date and that the Fund's assets were valued based upon the Acquiring Fund's valuation procedures. Each Fund has only one class of shares outstanding — Class I shares.

Current and Pro Forma Capitalization of each Acquired Fund and each Acquiring Fund

Fund	Net Assets	Net Asset Value Per Share	Shares Outstanding*
RS Large Cap Alpha VIP Series (Current) (Acquired Fund)	$939,305,182	$41.32	22,731,766
Victory RS Large Cap Alpha VIP Series (Pro Forma) (Acquiring Fund)	$939,305,182	$41.32	22,731,766
RS Small Cap Growth Equity VIP Series (Current) (Acquired Fund)	$88,422,102	$12.31	7,181,689
Victory RS Small Cap Growth Equity VIP Series (Pro Forma) (Acquiring Fund)	$88,422,102	$12.31	7,181,689
RS International VIP Series (Current) (Acquired Fund)	$167,126,872	$13.16	12,699,379
Victory RS International VIP Series (Pro Forma) (Acquiring Fund)	$167,126,872	$13.16	12,699,379
RS Emerging Markets VIP Series (Current) (Acquired Fund)	$43,624,085	$11.05	3,949,483
Victory RS Emerging Markets VIP Series (Pro Forma) (Acquiring Fund)	$43,624,085	$11.05	3,949,483
RS Investment Quality Bond VIP Series (Current) (Acquired Fund)	$723,787,026	$12.18	59,417,768
Victory INCORE Investment Quality Bond VIP Series (Pro Forma) (Acquiring Fund)	$723,787,026	$12.18	59,417,768
RS Low Duration Bond VIP Series (Current) (Acquired Fund)	$258,646,261	$10.16	25,449,127

Fund	Net Assets	Net Asset Value Per Share	Shares Outstanding*
Victory INCORE Low Duration Bond VIP Series (Pro Forma) (Acquiring Fund)	$258,646,261	$10.16	25,449,127
RS High Yield VIP Series (Current) (Acquired Fund)	$36,345,227	$6.02	6,041,723
Victory High Yield VIP Series (Pro Forma) (Acquiring Fund)	$36,345,227	$6.02	6,041,723
RS S&P 500 Index VIP Series (Current) (Acquired Fund)	$110,641,902	$14.09	7,854,222
Victory S&P 500 Index VIP Series (Pro Forma) (Acquiring Fund)	$110,641,902	$14.09	7,854,222

*  Assumes the Reorganizations were consummated on February 29, 2016 and is for information purposes only.

Interest of Certain Persons in the Reorganizations

Acquired Funds

Exhibit F sets forth certain additional information regarding the persons who owned of record or beneficially five percent or more of the outstanding shares of each Acquired Fund, as of March 1, 2016.

As of March 1, 2016, the officers and trustees of each Fund, as a group, owned less than 1% of the outstanding Class I shares of such Fund.

Shares held by separate accounts of The Guardian Insurance & Annuity Company, Inc. ("Guardian") will be voted proportionally, as discussed in more detail under "Proxy Voting and Shareholder Meeting Information."

Acquiring Funds

No shares of the Acquiring Funds were outstanding as of the date of this Prospectus/Proxy Statement. It is expected that the officers and trustees of each Acquiring Fund, as a group, will own less than 1% of the outstanding Class I shares of such Fund immediately after the consummation of the Reorganizations.

Financial Highlights

Acquired Funds

The financial highlights that are included in the Acquired Funds' December 31, 2015 Annual Report to shareholders are attached hereto as Exhibit G.

Acquiring Funds

Audited financial information for the Acquiring Funds is not available because the Acquiring Funds have not commenced operations as of the date of the prospectus/proxy statement. For this reason, no financial highlights of the Acquiring Funds are included herein. Each Acquired Fund will be the accounting and performance survivor of its respective Reorganization.

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Exhibit A

Form of Agreement and Plan of Reorganization

THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of [•], 2016 by and among Victory Variable Insurance Funds, a Delaware statutory trust (the "Acquiring Trust"), on behalf of each series portfolio set forth on Schedule A (each, an "Acquiring Fund"), and RS Variable Products Trust, a Massachusetts business trust (the "Acquired Trust"), on behalf of each series portfolio set forth on Schedule A (each, an "Acquired Fund"), and, for purposes of Section 9.2 only, Victory Capital Management Inc. ("Victory Capital") and RS Investment Management Co. LLC ("RSIM"). The capitalized terms used herein shall have the meaning ascribed to them in this Agreement.

This Agreement applies to each reorganization between an Acquired Fund and its corresponding Acquiring Fund as if each reorganization is the subject of a separate agreement. Each Acquired Fund and the Acquired Trust, acting for itself and on behalf of each Acquired Fund, and each Acquiring Fund and the Acquiring Trust, acting for itself and on behalf of each Acquiring Fund, is acting separately from all of the other parties and their series, and not jointly or jointly and severally with any other party.

This Agreement is intended to be, and is adopted as, a plan of reorganization and liquidation within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization (the "Reorganization") will consist of:

(i)  the transfer of all of the assets of the Acquired Fund in exchange solely for Class I shares of the Acquiring Fund ("Class I Acquisition Shares") (the "Acquiring Fund Shares") of beneficial interest, $0.001 par value per share, of Acquiring Fund;

(ii)  the assumption by the Acquiring Fund of all of the liabilities (as hereinafter defined) of the Acquired Fund; and

(iii)  the distribution, after the closing date provided in Section 3.1 (the "Closing Date"), of each of the Class I Acquisition Shares pro rata to each of the Class I shareholders of the Acquired Fund, and the termination, dissolution and complete liquidation of the Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

WHEREAS, each of the Acquired Fund and the Acquiring Fund is a separate series of an open-end, registered investment company of the management type;

WHEREAS, the Board of Trustees of the Acquiring Trust has determined that the exchange of all of the assets of the Acquired Fund for the Acquiring Fund Shares and the assumption of all of the liabilities of the Acquired Fund by the Acquiring Fund on the terms and conditions hereinafter set forth are in the best interests of the Acquiring Fund and that the interests of the Acquiring Fund's existing shareholders will not be diluted as a result of the transactions contemplated hereby; and

WHEREAS, the Board of Trustees of the Acquired Trust has determined that such exchange is in the best interests of the Acquired Fund and that the interests of the Acquired Fund's existing shareholders will not be diluted as a result of the transactions contemplated herein;

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.  TRANSFER OF ASSETS OF THE ACQUIRED FUND IN EXCHANGE FOR ASSUMPTION OF LIABILITIES AND THE ACQUIRING FUND SHARES AND LIQUIDATION OF THE ACQUIRED FUND.

1.1.  Subject to the terms and conditions hereof and on the basis of the representations and warranties contained herein:

(a)  The Acquired Fund will sell, assign, convey, transfer and deliver to the Acquiring Fund, and the Acquiring Fund will acquire, on the Closing Date, all of the properties and assets of the Acquired Fund as set forth in Section 1.2.

(b)  In consideration therefor, the Acquiring Fund shall, on the Closing Date, (i) issue and deliver to the Acquired Fund shares of Class I of the Acquiring Fund (including fractional shares of any), having a net asset value equal to the net asset value of the corresponding Acquiring Fund Class, computed in the manner and as of the time and date set forth in Section 2.2.; and (ii) assume all of the liabilities of the Acquired Fund as of the Closing Date (as defined in Section 3.1). Such transactions shall take place at the closing provided for in Section 3 (the "Closing").

(c)  Upon consummation of the transactions described in subsections (a) and (b) above, the Acquired Fund in complete liquidation shall distribute to its shareholders of record as of the Closing Date the Acquiring Fund Shares received by it, each shareholder being entitled to receive that number of Class I Acquisition Shares, equal to the total of (i) the number of Class I shares of the Acquired Fund (the "Acquired Fund Shares") held by such shareholder divided by the number of such Class I shares of the Acquired Fund outstanding on such date multiplied by (ii) the total number of Class I Acquisition Shares as of the Closing Date.

1.2.  The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all cash, securities, dividends and interest receivable, receivables for shares sold and all other properties and assets which are owned by the Acquired Fund on the Closing Date and any deferred expenses, other than any unamortized organizational expenses, shown as an asset on the books of the Acquired Fund on the Closing Date.

1.3.  As provided in Section 3.4, as soon after the Closing Date as is conveniently practicable (the "Liquidation Date"), the Acquired Fund will liquidate and distribute pro rata to its Class I shareholders of record the Class I Acquisition Shares received by the Acquired Fund as contemplated by Section 1.1. Such liquidation and distribution will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of Acquired Fund shareholders and representing the respective pro rata number of the Acquiring Fund Shares due to such shareholders. The Acquiring Fund shall not be obligated to issue certificates representing the Acquiring Fund Shares in connection with such exchange.

1.4.  With respect to the Acquiring Fund Shares distributable pursuant to Section 1.3 to an Acquired Fund shareholder holding a certificate or certificates for shares of the Acquired Fund, if any, on the Valuation Date, the Acquiring Fund will not permit such shareholder to receive Acquiring Fund Share certificates therefor, exchange such Acquiring Fund Shares for shares of other series of the Acquiring Trust, effect an account transfer of such Acquiring Fund Shares, or pledge or redeem such Acquiring Fund Shares until the Acquiring Fund has been notified by the Acquired Fund or its agent that such Acquired Fund shareholder has surrendered all his or her outstanding certificates for Acquired Fund Shares or, in the event of lost certificates, posted adequate bond.

1.5.  As soon as practicable after the Closing Date, the Acquired Fund shall make all filings and take all other steps as shall be necessary and proper to effect its complete liquidation. As promptly as practicable after the liquidation of the Acquired Fund and the liquidation of all other outstanding series of shares of the Acquired Trust, the Acquired Trust shall be dissolved pursuant to the provisions of the Acquired Trust's Declaration of Trust and Bylaws, as amended, and applicable law, and its legal existence terminated. Any reporting responsibility of the Acquired Fund is and shall remain the responsibility of the Acquired Fund up to and including the Closing Date and thereafter.

1.6.  Any and all obligations or liabilities arising under or in respect of this Agreement shall be those of the Acquired Fund or the Acquiring Fund, as the case may be, and shall not otherwise be obligations or liabilities of the Acquired Trust or the Acquiring Trust, and, for clarity, under no circumstances will any other series of the Acquired Trust or the Acquiring Trust have any obligation or liability under or in respect of this Agreement or the transactions contemplated hereby.

2.  VALUATION.

2.1.  On the Closing Date, the Acquiring Fund will deliver to the Acquired Fund a number of Class I Acquisition Shares (including fractional shares, if any) having a net asset value equal to the value of the assets acquired by the Acquiring Fund on the Closing Date attributable to the Class I shares of the Acquired Fund, less the value of the liabilities of the Acquired Fund attributable to the Class I shares of the Acquired Fund, determined as hereafter provided in this Section 2.

2.2.  The value of the Acquired Fund's net assets will be computed as of the Valuation Date using the valuation procedures for the Acquiring Fund set forth in the Acquiring Trust's currently-effective Agreement and Declaration of Trust (the "Acquiring Trust's Trust Instrument") and the Acquiring Fund's then current prospectus or prospectuses and statement of additional information (collectively, as amended or supplemented from time to time, the "Acquiring Fund Prospectus").

2.3.  The Valuation Date shall be 4:00 p.m. Eastern time on the business day immediately preceding the Closing Date, or such earlier date as may be mutually agreed upon in writing by the parties hereto (the "Valuation Date").

2.4.  The Acquiring Fund shall issue the Acquiring Fund Shares to the Acquired Fund on one share deposit receipt registered in the name of the Acquired Fund. The Acquired Fund shall distribute in liquidation the Class I Acquisition Shares received by it hereunder pro rata to its Class I shareholders by redelivering such share deposit receipt to the Acquiring Trust's transfer agent which will as soon as practicable set up open accounts for Acquired Fund shareholders in accordance with written instructions furnished by the Acquired Fund.

2.5.  The Acquired Fund will pay or cause to be paid to the Acquiring Fund any interest, cash or such dividends, rights and other payments received by it on or after the Closing Date with respect to the Investments and other properties and assets of the Acquired Fund, whether accrued or contingent, received by it on or after the Closing Date. Any such distribution shall be deemed included in the assets transferred to the Acquiring Fund at the Closing Date and shall not be separately valued unless the securities in respect of which such distribution is made shall have gone "ex-dividend" prior to the Valuation Date, in which case any such distribution which remains unpaid at the Closing Date shall be included in the determination of the value of the assets of the Acquired Fund acquired by the Acquiring Fund.

2.6.  All computations of value shall be made by the pricing agent for the Acquiring Fund, in accordance with its regular practice in pricing the shares and assets of the Acquiring Fund using the valuation procedures set forth in the Acquiring Trust's Trust Instrument and the Acquiring Fund Prospectus.

3.  CLOSING AND CLOSING DATE.

3.1.  The Closing Date shall be [•], or at such other date to which the parties may agree. The Closing shall be held at the offices of [•], at 9:00 a.m. Eastern time or at such other time and/or place as the parties may agree.

3.2.  The portfolio securities of the Acquired Fund shall be made available by the Acquired Fund to [•] as custodian for the Acquiring Fund (the "Custodian"), for examination no later than five business days preceding the Valuation Date. On the Closing Date, such portfolio securities and all the Acquired Fund's cash shall be delivered by the Acquired Fund to the Custodian for the account of the Acquiring Fund, such portfolio securities to be duly endorsed in proper form for transfer in such manner and condition as to constitute good delivery thereof in accordance with the custom of brokers or, in the case of portfolio securities held in the U.S. Treasury Department's book-entry system or by The Depository Trust Company, Participants Trust Company or other third party depositories, by transfer to the account of the Custodian in accordance with Rule 17f-4, Rule 17f-5 or Rule 17f-7, as the case may be, under the Investment Company Act of 1940, as amended (the "1940 Act"), and accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof. The cash delivered shall be in the form of currency or certified or official bank checks, payable to the order of "[•] custodian for [•] Fund."

3.3.  In the event that on the Valuation Date (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted, or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquired Fund or the Acquiring Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored; provided that if trading shall not be fully resumed and reporting restored within three business days after the Valuation Date, this Agreement may be terminated by the Acquiring Fund or the Acquired Fund upon the giving of written notice to the other parties.

3.4.  At the Closing, the Acquired Fund, or its transfer agent, shall deliver to the Acquiring Fund, or its designated agent, a list of the names and addresses of the Acquired Fund shareholders and the number of outstanding shares of the Acquired Fund owned by each Acquired Fund shareholder, all as of the close of business on the Valuation Date, certified by any duly elected officer of the Acquired Trust on behalf of the Acquired Fund. The Acquiring Fund will provide to the Acquired Fund evidence reasonably satisfactory to the Acquired Fund that the Acquiring Fund Shares issuable pursuant to Section 1.1 have been credited to the Acquired Fund's account on the books of the Acquiring Fund. On the Liquidation Date, the Acquiring Fund will provide to the Acquired Fund evidence reasonably satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited pro rata to open accounts in the names of Acquired Fund shareholders as provided in Section 1.3.

3.5.  At the Closing, each party shall deliver to the other such bills of sale, instruments of assumption of liabilities, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request in connection with the transfer of assets, assumption of liabilities and liquidation contemplated by Section 1.

4.  REPRESENTATIONS AND WARRANTIES.

4.1.  Representations and Warranties of the Acquired Trust, on behalf of the Acquired Fund.

The Acquired Trust, on behalf of the Acquired Fund, represents and warrants the following to the Acquiring Fund as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing Date:

(a)  The Acquired Trust is a business trust duly organized and validly existing under the laws of The Commonwealth of Massachusetts and has power to own all of its properties and assets and to carry out its obligations under this Agreement. The Acquired Trust is not required to qualify as a foreign entity in any jurisdiction where it is not so qualified and the failure to so qualify would have a material adverse effect on the Acquired Fund. The Acquired Fund has all necessary federal, state and local authorizations to carry on its business as now being conducted.

(b)  The Acquired Trust is duly registered under the 1940 Act, as a management company of the open-end type, and such registration has not been revoked or rescinded and is in full force and effect, and the Acquired Fund is a separate series thereof duly designated in accordance with the applicable provisions of the Declaration of Trust of the Acquired Trust, as amended, and the 1940 Act.

(c)  The Acquired Fund is not in violation in any material respect of any provisions of the Acquired Trust's Declaration of Trust or Bylaws, each as amended, or any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Fund is a party or by which the Acquired Fund or its assets are bound, and the execution, delivery and performance of this Agreement will not result in any such violation.

(d)  The Acquired Fund's current prospectuses and statements of additional information (collectively, as amended or supplemented from time to time, the "Acquired Fund Prospectus") conform in all material respects to the applicable requirements of the Securities Act of 1933, as amended (the "1933 Act"), and the 1940 Act and the rules and regulations of the Securities and Exchange Commission (the "Commission") thereunder and do not include any untrue statement of a material fact or omit to state any material fact relating to either the Acquired Trust or the Acquired Fund required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(e)  At the Closing Date, the Acquired Fund will have good and marketable title to the Acquired Fund's assets to be transferred to the Acquiring Fund pursuant to Section 1.2.

(f)  No material litigation, administrative or other proceedings or investigation is presently pending or, to the knowledge of the Acquired Trust or the Acquired Fund, threatened as to the Acquired Fund or any of its properties or assets or any person whom the Acquired Fund may be obligated to directly or indirectly indemnify in connection with such litigation, proceedings or investigation. Neither the Acquired Trust nor the Acquired Fund knows of any facts which might form the basis for the institution of such proceedings and neither the Acquired Trust nor the Acquired Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby.

(g)  The statements of assets and liabilities, statements of operations, statements of changes in net assets and schedules of portfolio investments (indicating their market values) of the Acquired Fund at, as of and for the fiscal year ended December 31, 2015, audited by PricewaterhouseCoopers, independent registered public accounting firm to the Acquired Fund, copies of which have been furnished to the Acquiring Fund, fairly reflect the financial condition and results of operations of the Acquired Fund as of such date and for the period then ended in accordance with accounting principles generally accepted in the United States consistently applied, and the Acquired Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the statements of assets and liabilities referred to above or those incurred in the ordinary course of its business since December 31, 2015. Prior to the Closing Date, the Acquired Fund will endeavor to quantify and reflect on its statements of assets and liabilities all of its material known liabilities and will advise the Acquiring Fund of all material liabilities, contingent or otherwise, incurred by it subsequent to December 31, 2015, whether or not incurred in the ordinary course of business.

(h)  Since December 31, 2015, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business).

(i)  As of the Closing Date, all federal and other tax returns and reports of the Acquired Fund required by law to have been filed by such date (giving effect to extensions) shall have been timely filed and were true, correct and complete in all material respects as of the time of their filing, and all taxes of the Acquired Fund which are due and payable shall have been timely paid. The Acquired Fund is not liable for taxes of any person other than itself and is not a party to any tax sharing or allocation agreement. All of the Acquired Fund's tax liabilities will have been adequately provided for on its books. To the best of the Acquired Trust's or the Acquired Fund's knowledge, the Acquired Fund has not had any tax deficiency or liability asserted against it or question with respect thereto raised, and it is not under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid.

(j)  The Acquired Fund has met the requirements of subchapter M of the Code for treatment as a "regulated investment company" within the meaning of Section 851 of the Code in respect of each taxable year since the commencement of operations, and will continue to meet such requirements at all times through the Closing Date treating the Closing Date as the close of its tax year if the year does not otherwise close on such date. The Acquired Fund has not at any time since its inception been liable for nor is now liable for any material income or excise tax pursuant to Section 852 or 4982 of the Code. There is no other tax liability (foreign, state, local) except as accrued on the Acquired Fund's books. The Acquired Fund has no earnings and profits accumulated with respect to any taxable year in which the provisions of Subchapter M of the Code did not apply. The Acquired Fund will not be subject to corporate-level taxation on the sale of any assets currently held by it as a result of the application of Section 337(d) of the Code and the regulations thereunder. All dividends paid by the Acquired Fund at any time prior to the Closing Date shall have been deductible pursuant to the dividends paid deduction under Section 562 of the

Code. Except as otherwise disclosed in writing to the Acquiring Fund, the Acquired Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its capital stock and has withheld in respect of dividends and other distributions and paid to the proper taxing authority all taxes required to be withheld, and is not liable for any penalties which could be imposed thereunder.

(k)  For all taxable years and all applicable quarters of the Acquired Fund since the commencement of its operations, the assets of the Acquired Fund have been sufficiently diversified so that each segregated asset account investing all its assets in the Acquired Fund was adequately diversified within the meaning of Section 817(h) of the Code and the regulations thereunder;

(l)  The Acquired Fund has not received written notification from any tax authority that asserts a position contrary to any of the above representations.

(m)  The authorized capital of the Acquired Trust consists of an unlimited number of shares of beneficial interest, no par value, of such number of different series as the Board of Trustees of the Acquired Trust may authorize from time to time. The outstanding shares of beneficial interest of the Acquired Fund are divided into Class I having the characteristics described in the Acquired Fund Prospectus and will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of the transfer agent as provided in Section 3.4. All issued and outstanding shares of the Acquired Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Acquired Fund (except as set forth in the Acquired Fund Prospectus), and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. No options, warrants or other rights to subscribe for or purchase, or securities convertible into, any shares of the Acquired Fund are outstanding.

(n)  The execution, delivery and performance of this Agreement have been duly authorized by the Board of Trustees of the Acquired Trust and by all other necessary trust action on the part of the Acquired Trust and the Acquired Fund, other than shareholder approval as required by Section 8.1 hereof, and subject to such shareholder approval, this Agreement constitutes the valid and binding obligation of the Acquired Trust and the Acquired Fund enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles.

(o)  The Acquiring Fund Shares to be issued to the Acquired Fund pursuant to the terms of this Agreement will not be acquired for the purpose of making any distribution thereof other than to Acquired Fund shareholders as provided in Section 1.1(c).

(p)  The information relating to the Acquired Trust and the Acquired Fund furnished in writing by the Acquired Trust and the Acquired Fund to the Acquiring Trust for use in no-action letters, applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated hereby is and will be accurate and complete in all material respects and complies in all material respects with federal securities laws and regulations thereunder applicable thereto.

(q)  As of the date of this Agreement, the Acquired Trust and the Acquired Fund have provided the Acquiring Fund with information relating to the Acquired Trust and the Acquired Fund reasonably necessary for the preparation of prospectuses, including the proxy statement of the Acquired Fund (the "Prospectus/Proxy Statement"), to be included in a Registration Statement on Form N-14 of the Acquiring Trust (the "Registration Statement"), in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended, (the "1934 Act") and the 1940 Act in connection with the meeting of shareholders of the Acquired Fund to approve this Agreement and the transactions contemplated hereby. As of the effective date of the Registration Statement, the date of the meeting of shareholders of the Acquired Fund and the Closing Date, the Prospectus/Proxy Statement, including the documents contained or incorporated therein by reference, insofar as it contains information relating to the Acquired Trust or the Acquired Fund furnished to the Acquiring Trust in writing for inclusion therein, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

(r)  There are no material contracts outstanding to which the Acquired Fund is a party, other than as disclosed in the Acquired Fund Prospectus or in the Registration Statement.

(s)  No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act, state securities or blue sky laws (which term as used herein shall include the laws of the District of Columbia and of Puerto Rico).

(t)  As of both the Valuation Date and the Closing Date, the Acquired Fund will have full right, power and authority to sell, assign, transfer and deliver the Investments (as defined below) and any other assets and liabilities of the Acquired Fund to be transferred to the Acquiring Fund pursuant to this Agreement. At the Closing Date, subject only to the delivery of the Investments and any such other assets and liabilities as contemplated by this Agreement, the Acquiring Fund will acquire the Investments and any such other assets subject to no encumbrances, liens or security interests in favor of any third party creditor of the Acquired Fund, and without any restrictions upon the transfer thereof. As used in this Agreement, the term "Investments" shall mean the Acquired Fund's investments shown on the audited schedule of its portfolio investments as of December 31, 2015, referred to in Section 4.1(g) hereof, as supplemented with such changes as the Acquired Fund shall make after December 31, 2015, which changes shall be disclosed to the Acquiring Fund in an updated schedule of investments, and changes resulting from stock dividends, stock split-ups, mergers and similar corporate actions through the Closing Date.

(u)  To the best of the Acquired Trust's and the Acquired Fund's knowledge, all of the issued and outstanding shares of the Acquired Fund shall have been offered for sale and sold in conformity with all applicable federal and state securities laws (including any applicable exemptions therefrom), or the Acquired Fund has taken any action necessary to remedy any prior failure to have offered for sale and sold such shares in conformity with such laws.

4.2.  Representations and Warranties of the Acquiring Trust and the Acquiring Fund.

The Acquiring Trust, on behalf of the Acquiring Fund, represents and warrants the following to the Acquired Fund as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing Date:

(a)  The Acquiring Trust is a statutory trust duly organized and validly existing under the laws of the state of Delaware and has power to own all of its properties and assets and to carry out its obligations under this Agreement. The Acquiring Trust is not required to qualify as a foreign entity in any jurisdiction where it is not so qualified and the failure so to qualify would have a material adverse effect on the Acquiring Fund. The Acquiring Fund has all necessary federal, state and local authorizations to carry on its business as now being conducted.

(b)  The Acquiring Trust is duly registered under the 1940 Act, as a management company of the open-end type, and such registration has not been revoked or rescinded and is in full force and effect, and the Acquiring Fund is a separate series thereof duly designated in accordance with the applicable provisions of the Acquiring Trust's Trust Instrument and the 1940 Act.

(c)  The Acquiring Fund is not in violation in any material respect of any provisions of the Acquiring Trust's Trust Instrument or Bylaws, each as amended, or any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which the Acquiring Fund or its assets are bound, and the execution, delivery and performance of this Agreement will not result in any such violation.

(d)  As of the Closing Date, the Acquiring Fund Prospectus will conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and will not include any untrue statement of a material fact or omit to state any material fact relating to the Acquiring Trust or the Acquiring Fund required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(e)  No material litigation, administrative or other proceedings or investigation is presently pending or, to the knowledge of the Acquiring Trust or the Acquiring Fund, threatened as to the Acquiring Fund or any of its properties or assets or any person whom the Acquiring Fund may be obligated to directly or indirectly indemnify in connection with such litigation, proceedings or investigation. Neither the Acquiring Trust nor the Acquiring Fund knows of any facts which might form the basis for the institution of such proceedings and neither the Acquiring Trust nor the Acquiring Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby.

(f)  The Acquiring Fund has not yet commenced investment operations and has no known liabilities of a material nature, contingent or otherwise.

(g)  The Acquiring Fund was established in order to effect the transactions described in this Agreement, and, prior to the Closing Date, will not have carried on any business activities (other than such activities as are customary to the organization of a new series of a registered investment company prior to its commencement of operations). It has not yet filed its first federal income tax return and, thus, has not yet elected to be treated as a "regulated investment company" for federal income tax purposes. However, upon filing its first federal income tax return following the completion of its first taxable year, the Acquiring Fund will elect to be a "regulated investment company" and until such time will take all steps necessary to ensure that it qualifies for treatment as a "regulated investment company" under Sections 851 and 852 of the Code.

(h)  The authorized capital of the Acquiring Trust consists of an unlimited number of shares of beneficial interest, $0.001 par value, of such number of different series as the Board of Trustees of the Acquiring Trust may authorize from time to time. As of the date of this Agreement, the Acquiring Fund has no outstanding shares of any class. As of the Closing Date, the outstanding shares of beneficial interest of the Acquiring Fund will be divided into Class I shares, having the characteristics described in the Acquiring Fund Prospectus. No options, warrants or other rights to subscribe for or purchase, or securities convertible into, any shares of the Acquiring Fund are outstanding.

(i)  The execution, delivery and performance of this Agreement has been duly authorized by the Board of Trustees of the Acquiring Trust and by all other necessary trust action on the part of the Acquiring Trust and the Acquiring Fund, and constitute the valid and binding obligation of the Acquiring Trust and the Acquiring Fund enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles.

(j)  The Acquiring Fund Shares to be issued and delivered to the Acquired Fund pursuant to the terms of this Agreement will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Class I shares of beneficial interest in the Acquiring Fund, and will be fully paid and non-assessable (except as set forth in the Acquiring Fund Prospectus) by the Acquiring Fund and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws, and no shareholder of the Acquiring Fund will have any preemptive right of subscription or purchase in respect thereof.

(k)  The information furnished by the Acquiring Trust and the Acquiring Fund for use in no-action letters, applications for orders,

registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated hereby is and will be accurate and complete in all material respects and complies in all material respects with federal securities laws and regulations thereunder applicable thereto.

(l)  As of the effective date of the Registration Statement, the date of the meeting of shareholders of the Acquired Fund and the Closing Date, the Prospectus/Proxy Statement, including the documents contained or incorporated therein by reference, insofar as it relates to the Acquiring Trust and the Acquiring Fund, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

(m)  There are no material contracts outstanding to which the Acquiring Fund is a party, other than as disclosed in the Acquiring Fund Prospectus and the Registration Statement.

(n)  The books and records of the Acquiring Fund made available to the Acquired Fund and/or its counsel are substantially true and correct and contain no material misstatements or omissions with respect to the operations of the Acquiring Fund.

(o)  No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act, state securities or blue sky laws.

5.  COVENANTS OF THE PARTIES.

5.1.  The Acquired Trust and the Acquiring Trust, and the Acquired Fund and the Acquiring Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that, with respect to the Acquired Fund, such ordinary course of business will include purchases and sales of portfolio securities, sales and redemptions of Acquired Fund Shares, and regular and customary periodic dividends and distributions, and with respect to the Acquiring Fund, it shall be limited to such actions as are customary to the organization of a new series prior to its commencement of investment operations.

5.2.  The Acquired Trust will call a meeting of the Acquired Fund shareholders as soon as practicable after the date of filing the Registration Statement to be held prior to the Closing Date for the purpose of considering the sale of all of its assets to and the assumption of all of its liabilities by the Acquiring Fund as herein provided, adopting this Agreement and authorizing the liquidation of the Acquired Fund, and taking all other action necessary to obtain the required shareholder approval of the transactions contemplated hereby.

5.3.  In connection with the Acquired Fund shareholders' meeting referred to in Section 5.2, the Acquiring Trust will prepare the Registration Statement and Prospectus/Proxy Statement for such meeting, which the Acquiring Trust will file for the registration under the 1933 Act of the Acquiring Fund Shares to be distributed to Acquired Fund shareholders pursuant hereto, all in compliance with the applicable requirements of the 1933 Act, the 1934 Act and the 1940 Act.

5.4.  Each of the Acquired Trust, the Acquired Fund, the Acquiring Trust and the Acquiring Fund will cooperate with the others, and each will furnish to the others the information relating to itself required by the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder to be set forth in the Registration Statement, including the Prospectus/Proxy Statement.

5.5.  The Acquiring Fund shall, on behalf of the Acquired Fund, cause to be timely filed tax returns (taking into account extensions) required to be filed with respect to the Acquired Fund for the taxable year ending on December 31, 2015 and shall cause to be paid any taxes shown as due thereon. The parties shall reasonably cooperate with each other in connection with the tax preparation and filing of tax returns with respect to the Acquired Fund that are due after the Closing Date.

5.6.  The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities or blue sky laws as it may deem appropriate in order to continue its operations after the Closing Date.

5.7.  The Acquired Trust and the Acquired Fund agree that the liquidation of the Acquired Fund will be effected in the manner provided in the Acquired Trust's Declaration of Trust and Bylaws, each as amended, in accordance with applicable law, and that on and after the Closing Date, the Acquired Fund shall not conduct any business except in connection with its liquidation.

6.  CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND.

The obligations of the Acquiring Trust and the Acquiring Fund to complete the transactions provided for herein shall be subject, at their election, to the performance by the Acquired Trust and the Acquired Fund of all the obligations to be performed by them hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

6.1.  The Acquired Trust and the Acquired Fund shall have delivered to the Acquiring Fund a certificate executed on their behalf by the Acquired Trust's duly authorized officer, in form and substance reasonably satisfactory to the Acquiring Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Acquired Trust and the Acquired Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the Acquired Trust and the Acquired Fund have complied with all the covenants and agreements and satisfied all of the conditions on their parts to be performed or satisfied under this Agreement at or prior to the Closing Date.

6.2.  The Acquired Fund shall have furnished to the Acquiring Fund a statement of the Acquired Fund's assets and liabilities, with values determined as provided in Section 2 of this Agreement, together with a list of Investments with their respective tax costs, all as of the Valuation Date, certified on the Acquired Fund's behalf by the Acquired Trust's duly authorized officer, and a certificate of both such officers, dated the Closing Date, to the effect that as of the Valuation Date and as of the Closing Date there has been no material adverse change in the financial position of the Acquired Fund since December 31, 2015.

6.3.  The assets of the Acquired Fund to be acquired by the Acquiring Fund will include no assets which the Acquiring Fund, by reason of limitations contained in the Acquiring Trust's Trust Instrument or of investment restrictions disclosed in the Acquiring Fund Prospectus in effect on the Closing Date, may not properly acquire.

6.4.  All proceedings taken by the Acquired Trust or the Acquired Fund in connection with the transactions contemplated by this Agreement and all material documents related thereto shall be reasonably satisfactory in form and substance to the Acquiring Fund.

6.5.  The Acquired Fund shall have furnished to the Acquiring Fund a certificate, signed on its behalf by a duly authorized officer of the Acquired Trust, as to the adjusted tax basis in the hands of the Acquired Fund of the securities delivered to the Acquiring Fund pursuant to this Agreement, together with any such other evidence as to such adjusted tax basis as the Acquiring Fund may reasonably request.

6.6.  The Acquired Fund's custodian shall have delivered to the Acquiring Fund a certificate identifying all of the assets of the Acquired Fund held by such custodian as of the Valuation Date.

6.7.  The Acquired Fund's transfer agent shall have provided to the Acquiring Fund's transfer agent (i) the originals or true copies of all of the records of the Acquired Fund in the possession of the Acquired Fund's transfer agent as of the Closing Date, (ii) a record specifying the number of Acquired Fund Shares outstanding as of the Valuation Date and (iii) a record specifying the name and address of each holder of record of any Acquired Fund Shares and the number of Acquired Fund Shares held of record by each such shareholder as of the Valuation Date. The Acquired Fund's transfer agent shall also have provided the Acquiring Fund with a certificate confirming that the acts specified in the preceding sentence have been taken and that the information so supplied is complete and accurate to the best knowledge of the transfer agent.

6.8.  The Acquiring Fund shall have received a favorable opinion of Ropes & Gray, LLP, counsel to the Acquired Fund, dated the Closing Date, with such assumptions and limitations as shall be in the opinion of such firm appropriate to render the opinions expressed therein, and in a form satisfactory to the Acquiring Fund, to the following effect:

(a)  The Acquired Trust is an unincorporated voluntary association with transferable shares of beneficial interest (commonly referred to as a "Massachusetts business trust") validly existing under the laws of The Commonwealth of Massachusetts and has power as a business trust to own all of its properties and assets and to carry on its business, in each case as described in the Registration Statement, and the Acquired Fund is a separate series thereof duly established in accordance with the Declaration of Trust and Bylaws, each as amended, of the Acquired Trust and applicable law.

(b)  This Agreement has been duly authorized, executed and delivered by the Acquired Trust, on behalf of the Acquired Fund, and assuming the due authorization, execution and delivery of this Agreement by the Acquiring Trust, on behalf of the Acquiring Fund, is a valid and binding obligation of the Acquired Trust and the Acquired Fund enforceable against the Acquired Trust and the Acquired Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles.

(c)  The Acquired Fund has the power as a series of a business trust to sell, assign, transfer and deliver the assets to be transferred by it hereunder.

(d)  The execution and delivery of this Agreement by the Acquired Trust on behalf of the Acquired Fund did not, and the performance by the Acquired Trust and the Acquired Fund of their obligations hereunder will not, violate the Acquired Trust's Declaration of

Trust or Bylaws, each as amended, or any provision of any agreement specified in a Certificate of Officer of the Acquired Trust to which the Acquired Trust or the Acquired Fund is a party, or by which it is bound or, result in the acceleration of any obligation or the imposition of any penalty under any such agreement, or any judgment or decree to which the Acquired Trust or the Acquired Fund is a party or by which it is bound, specified in a Certificate of Officer of the Acquired Trust.

(e)  No consent, approval, authorization or order of any Commonwealth of Massachusetts or federal governmental authority is required for the consummation by the Acquired Trust or the Acquired Fund of the transactions contemplated by this Agreement, except such as may be required under state securities or blue sky laws or such as have been obtained.

(f)  Such counsel has not represented and is not representing the Acquired Fund or the Acquired Trust in any legal or governmental proceedings on or before the date of mailing of the Prospectus/Proxy Statement referred to in Section 5.3 or the Closing Date required to be described in the Registration Statement which are not described as required.

(g)  The Acquired Trust is registered with the Commission as an investment company under the 1940 Act.

7.  CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND.

The obligations of the Acquired Trust and the Acquired Fund to complete the transactions provided for herein shall be subject, at their election, to the performance by the Acquiring Trust and the Acquiring Fund of all the obligations to be performed by them hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

7.1.  The Acquiring Trust and the Acquiring Fund shall have delivered to the Acquired Fund a certificate executed on their behalf by the Acquiring Trust's duly authorized officer, in form and substance satisfactory to the Acquired Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Trust and the Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the Acquiring Trust and the Acquiring Fund have complied with all the covenants and agreements and satisfied all of the conditions on their parts to be performed or satisfied under this Agreement at or prior to the Closing Date.

7.2.  The Acquiring Trust, on behalf of the Acquiring Fund, shall have executed and delivered to the Acquired Fund an Assumption of

Liabilities dated as of the Closing Date pursuant to which the Acquiring Fund will assume all of the liabilities of the Acquired Fund existing at the Closing Date in connection with the transactions contemplated by this Agreement.

7.3.  All proceedings taken by the Acquiring Trust or the Acquiring Fund in connection with the transactions contemplated by this Agreement and all documents incidental thereto shall be reasonably satisfactory in form and substance to the Acquired Fund.

7.4.  The Acquired Fund shall have received a favorable opinion of Morrison & Foerster LLP, counsel to the Acquiring Trust, dated the Closing Date, with such assumptions and limitations as shall be in the opinion of Morrison & Foerster LLP appropriate to render the opinions expressed therein, and in a form reasonably satisfactory to the Acquired Fund, to the following effect:

(a)  The Acquiring Trust is a "Delaware statutory trust" validly existing under the laws of the State of Delaware and the Acquiring Fund is a separate series thereof duly constituted in accordance with the Trust Instrument and the Bylaws of the Trust, each as amended, and applicable law.

(b)  This Agreement has been duly authorized, executed and delivered by the Acquiring Trust, on behalf of the Acquiring Fund, and assuming the due authorization, execution and delivery of this Agreement by the Acquired Trust, on behalf of the Acquired Fund, is the valid and binding obligation of the Acquiring Trust and the Acquiring Fund enforceable against the Acquiring Trust and the Acquiring Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles.

(c)  The execution and delivery of this Agreement by the Acquiring Trust on behalf of the Acquiring Fund did not, and the performance by the Acquiring Trust and the Acquiring Fund of their obligations hereunder will not, violate the Acquiring Trust's Trust Instrument or Bylaws, each as amended, or any provision of any agreement specified in a Certificate of Officer of the Acquiring Trust to which the Acquiring Trust or the Acquiring Fund is a party, or by which it is bound, or result in the acceleration of any obligation or the imposition of any penalty under any such agreement, or any judgment, or decree to which the Acquiring Trust or the Acquiring Fund is a party, or by which it is bound, specified in a Certificate of Officer of the Acquiring Trust.

(d)  No consent, approval, authorization or order of any New York State or federal governmental authority is required for the consummation by the Acquiring Trust or the Acquiring Fund of the transactions contemplated by this Agreement, except such as may be required under state securities or blue sky laws or such as have been obtained.

(e)  Such counsel has not represented and is not representing the Acquiring Fund or the Acquiring Trust in any legal or governmental proceedings relating to the Acquiring Fund existing on or before the date of mailing of the Prospectus/Proxy Statement referred to in Section 5.3 or the Closing Date required to be described in the Registration Statement which are not described as required.

(f)  The Acquiring Trust is registered with the Commission as an investment company under the 1940 Act.

(g)  Assuming that a consideration not less than the net asset value thereof has been paid, the Acquiring Fund Shares to be issued for transfer to the Acquired Fund Shareholders as provided by the Agreement are duly authorized and upon such transfer and delivery will be validly issued and outstanding and fully paid and, except as set forth in the Acquiring Fund Prospectus, nonassessable Class I shares of beneficial interest in the Acquiring Fund.

(h)  The Registration Statement has become effective and, to the knowledge of such counsel, no stop order suspending the effectiveness thereof has been issued.

8.  FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE PARTIES.

The respective obligations of the Acquiring Trust, the Acquiring Fund, the Acquired Trust and the Acquired Fund hereunder are subject to the further conditions that on or before the Closing Date:

8.1.  This Agreement shall have been approved by a majority of the outstanding shares of the Acquired Fund in the manner required by the Acquired Trust's Declaration of Trust, Bylaws, each as amended, and applicable law, and the parties shall have received reasonable evidence of each such approval.

8.2.  On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, nor instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act and no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

8.3.  All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state blue sky and securities authorities) deemed necessary by the Acquired Trust, the Acquired Fund, the Acquiring Trust or the Acquiring Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund.

8.4.  The Registration Statement shall have become effective under the 1933 Act and no stop order suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5.  The post-effective amendment to the registration statement of the Acquiring Trust on Form N-1A relating to shares of the Acquiring Fund shall have become effective and no stop order suspending the effectiveness thereof shall have been issued.

8.6.  The Acquired Fund and the Acquiring Fund shall have received a favorable opinion of Morrison & Foerster LLP dated on the Closing Date (which opinion will be subject to certain qualifications) satisfactory to both parties substantially to the effect that, on the basis of the existing provisions of the Code, Treasury regulations promulgated thereunder, current administrative rules, and court decisions, generally for federal income tax purposes:

(a)  The acquisition by the Acquiring Fund of the assets of the Acquired Fund in exchange for the Acquiring Fund's assumption of the liabilities of the Acquired Fund and issuance of the Acquiring Fund Shares, followed by the distribution by the Acquired Fund of such Acquiring Fund Shares to the shareholders of the Acquired Fund in exchange for their shares of the Acquired Fund, all as provided in Section 1 hereof, will constitute a reorganization within the meaning of Section 368(a) of the Code, and the Acquired Fund and the Acquiring Fund will each be "a party to a reorganization" within the meaning of Section 368(b) of the Code.

(b)  No gain or loss will be recognized by the Acquired Fund (i) upon the transfer of its assets to the Acquiring Fund in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund or (ii) upon the distribution of the Acquiring Fund Shares by the Acquired Fund to its shareholders in liquidation, as contemplated in Section 1 hereof.

(c)  No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund in exchange for the assumption of the liabilities of the Acquired Fund and issuance of the Acquiring Fund Shares as contemplated in Section 1 hereof.

(d)  The tax basis of the assets of the Acquired Fund acquired by the Acquiring Fund will be the same as the tax basis of such assets in the hands of the Acquired Fund immediately prior to the transfer.

(e)  The holding periods of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the periods during which such assets were held by the Acquired Fund.

(f)  No gain or loss will be recognized by Acquired Fund shareholders upon the exchange of all of their Acquired Fund Shares for the Acquiring Fund Shares.

(g)  The aggregate tax basis of the Acquiring Fund Shares to be received by each shareholder of the Acquired Fund will be the same as the aggregate tax basis of Acquired Fund Shares exchanged therefor.

(h)  An Acquired Fund shareholder's holding period for the Acquiring Fund Shares to be received will include the period during which Acquired Fund Shares exchanged therefor were held, provided that the shareholder held Acquired Fund Shares as a capital asset on the date of the exchange.

(i)  The Acquiring Fund will succeed to and take into account the items of the corresponding Acquired Fund described in Section 381(c) of the Code (including capital loss carryovers), subject to the conditions and limitations specified in the Code, the regulations thereunder, and existing court decisions and published interpretations of the Code and Regulations.

The opinion will be based on certain factual certifications made by officers of the Acquired Trust and the Acquiring Trust and will also be based on customary assumptions. The opinion is not a guarantee that the tax consequences of the Reorganization will be as described above. There is no assurance that the Internal Revenue Service or a court would agree with the opinion.

8.7.  At any time prior to the Closing, any of the foregoing conditions of this Section 8 (except for Section 8.1) may be jointly waived by the Board of Trustees of the Acquired Trust and the Board of Trustees of the Acquiring Trust, if, in the judgment of the Board of Trustees of the Acquired Trust, such waiver will not have a material adverse effect on the interests of the shareholders of the Acquired Fund and, if, in the judgment of the Board of Trustees of the Acquiring Trust, such waiver will not have a material adverse effect on the interests of the shareholders of the Acquiring Fund.

9.  BROKERAGE FEES; EXPENSES.

9.1.  Each of the Acquired Trust, the Acquired Fund, the Acquiring Trust and the Acquiring Fund represents that there is no person who has dealt with it who by reason of such dealings is entitled to any broker's or finder's or other similar fee or commission arising out of the transactions contemplated by this Agreement.

9.2.  As separately agreed between Victory Capital and RSIM, Victory Capital and RSIM agree to assume and to pay all expenses incurred by the Acquiring Trust, the Acquiring Fund, the Acquired Trust, and the Acquired Fund in connection with the transaction contemplated by this Agreement.

10.  ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES.

10.1.  This Agreement supersedes all previous correspondence and oral communications between the parties regarding the subject matter hereof, constitutes the only understanding with respect to such subject matter and may not be changed except by a letter of agreement signed by each party hereto.

10.2.  The representations, warranties and covenants contained in this Agreement or in any other document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder except Sections 1.1, 1.3, 1.5, 9, 14 and 15.

11.  TERMINATION.

11.1.  This Agreement may be terminated by the mutual agreement of the Acquired Trust, on behalf of the Acquired Fund, and the Acquiring Trust, on behalf of the Acquiring Fund, prior to the Closing Date.

11.2.  In addition, either of the Acquired Trust or the Acquiring Trust may at its option terminate this Agreement at or prior to the Closing Date because:

(a)  With respect to a termination by the Acquired Trust, of a material breach by the Acquiring Trust or the Acquiring Fund of any representation, warranty, covenant or agreement contained herein to be performed by the Acquiring Trust or the Acquiring Fund at or prior to the Closing Date; or with respect to a termination by the Acquiring Trust, of a material breach by the Acquired Trust or Acquired Fund of any representation, warranty, covenant or agreement herein to be performed by the Acquired Trust or the Acquired Fund at or prior to the Closing Date;

(b)  A condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met; or

(c)  Any governmental authority of competent jurisdiction shall have issued any judgment, injunction, order, ruling or decree or taken any other action restraining, enjoining or otherwise prohibiting this Agreement or the consummation of any of the transactions contemplated herein and such judgment, injunction, order, ruling, decree or other action becomes final and non-appealable; provided that the party seeking to terminate this Agreement pursuant to this Section 11.2(c) shall have used its reasonable efforts to have such judgment, injunction, order, ruling, decree or other action lifted, vacated or denied.

11.3.  If the transactions contemplated by this Agreement have not been substantially completed by [•], this Agreement shall automatically terminate on that date unless a later date is agreed to by all of the parties to this Agreement.

11.4.  In the event of the termination of this Agreement and abandonment of the transactions contemplated hereby pursuant to this Section 11, this Agreement shall become void and have no effect except that (a) Sections 9.1, 9.2, 11.4, 14 and 15 shall survive any termination of this Agreement, and (b) notwithstanding anything to the contrary contained in this Agreement, no party shall be relieved or released from any liability or damages arising out of any breach of any provision of this Agreement by any party prior to the date of termination, unless the termination is effected pursuant to Section 11.1.

12.  TRANSFER TAXES.

Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Acquired Fund Shares on the books of the Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

13.  AMENDMENTS.

This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Acquiring Trust and the Acquired Trust; provided, however, that following the shareholders' meeting called by the Acquired Fund pursuant to Section 5.2 no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to shareholders of the Acquired Fund under this Agreement to the detriment of such shareholders without their further approval.

14.  NOTICES.

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by, telecopy or certified mail addressed to the Acquired Trust or the Acquired Fund at One Bush Street, Suite 900, San Francisco, CA 94104, Attn: [•], with a copy to Elizabeth Reza, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199, or the Acquiring Trust or the Acquiring Fund at 4900 Tiedeman Road, Brooklyn, Ohio 44144, Attn: Christopher K. Dyer, with a copy to Jay G. Baris, Morrison & Foerster LLP, 250 West 55th Street, New York, New York 10019.

15.  MISCELLANEOUS.

15.1.  The article and Section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

15.2.  This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

15.3.  This Agreement shall be governed by and construed in accordance with the domestic substantive laws of the State of Delaware, without giving effect to any choice or conflicts of law rule or provision that would result in the application of the domestic substantive laws of any other jurisdiction.

15.4.  This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

15.5.  All covenants, agreements, representations and warranties made under this Agreement and any certificates delivered pursuant to this Agreement shall be deemed to have been material and relied upon by each of the parties, notwithstanding any investigation made by them or on their behalf.

15.6.  A copy of the Acquired Trust's Amended and Restated Agreement and Declaration of Trust dated May 18, 2006, as amended, to which reference is hereby made is on file at the office of the Secretary of The Commonwealth of Massachusetts and elsewhere as required by law. This Agreement was executed or made by or on behalf of the Acquired Trust and the Acquired Fund by the Trustees or officers of the Acquired Trust as Trustees or officers and not individually and the obligations of this Agreement are not binding upon any of them or the shareholders of the Acquired Fund individually but are binding only upon the assets and property of the Acquired Trust or upon the assets belonging to the series or class for the benefit of which the Trustees have caused this Agreement to be made.

15.7.  A copy of the Acquiring Trust's Certificate of Trust, to which reference is hereby made is on file at the office of the Secretary of State of the State of Delaware and elsewhere as required by law. This Agreement was executed or made by or on behalf of the Acquiring Trust and the Acquiring Fund by the Trustees or officers of the Acquiring Trust as Trustees or officers and not individually and the obligations of this Agreement are not binding upon any of them or the shareholders of the Acquiring Fund individually but are binding only upon the assets and property of the Acquiring Trust or upon the assets belonging to the series or class for the benefit of which the Trustees have caused this Agreement to be made.

15.8  It is expressly agreed that the obligations of the Acquired Fund hereunder shall not be binding upon any of the trustees, shareholders, nominees, officers, agents, or employees of the Acquiring Trust personally, but shall bind only the Acquiring Trust property of the Acquiring Fund, as provided in the Acquiring Trust's Trust Instrument, as amended. The execution and delivery of this Agreement have been authorized by the Board of Trustees of the Acquiring Trust on behalf of the Acquiring Fund and signed by authorized officers of the Acquiring Trust, acting as such. Neither the authorization by the Board of Trustees of the Acquiring Trust nor the execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the Acquiring Trust property of the Acquiring Fund as provided in the Acquiring Trust's Trust Instrument, as amended.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its duly authorized officer.

RS VARIABLE PRODUCTS TRUST,
on behalf of each of its series portfolios listed on Schedule A, individually and not jointly

By:

Name: Matthew H. Scanlan

Title: President

VICTORY VARIABLE INSURANCE FUNDS,
on behalf of each of its series portfolios listed on Schedule A, individually and not jointly

By:

Name: Christopher K. Dyer

Title: President

For purposes of Section 9.2 only:
VICTORY CAPITAL MANAGEMENT INC.

By:

Name: Michael D. Policarpo II

Title: Chief Operating Officer

For purposes of Section 9.2 only:
RS INVESTMENT MANAGEMENT CO. LLC

By:

Name: Matthew H. Scanlan

Title: Chief Executive Officer

SCHEDULE A

RS Variable Products Trust Acquired Fund	Victory Variable Insurance Funds Acquiring Fund
RS Large Cap Alpha VIP Series	Victory RS Large Cap Alpha VIP Series
RS Small Cap Growth Equity VIP Series	Victory RS Small Cap Growth Equity VIP Series
RS International VIP Series	Victory RS International VIP Series
RS Emerging Markets VIP Series	Victory RS Emerging Markets VIP Series
RS Investment Quality Bond VIP Series	Victory INCORE Investment Quality Bond VIP Series
RS Low Duration Bond VIP Series	Victory INCORE Low Duration Bond VIP Series
RS High Yield VIP Series	Victory High Yield VIP Series
RS S&P 500 Index VIP Series	Victory S&P 500 Index VIP Series

Exhibit B

Comparison of Fundamental and Non-Fundamental Investment Policies and Limitations

Comparison of Fundamental Investment Policies and Limitations

Each Fund's fundamental investment policies and limitations are set forth below:

Policy	Acquired Funds	Acquiring Funds
Issuing Senior Securities

The Fund may not issue any class of securities which is senior to the Fund's shares of beneficial interest, except to the extent a Fund is permitted to borrow money or otherwise to the extent consistent with applicable law.

Each Fund may not issue senior securities, except as permitted under the 1940 Act, and as interpreted or modified from time to time by regulatory authorities having jurisdiction.
Note: The SEC takes the position that transactions that have the effect of increasing the leverage of the capital structure of a fund are the economic equivalent of borrowing, and they can be viewed as a type of borrowing known as a "senior security" for purposes of the 1940 Act. Examples of such transactions and trading practices include reverse repurchase agreements; mortgage-dollar-roll transactions; selling securities short (other than selling short "against the box"); buying and selling certain derivatives contracts, such as futures contracts; writing or selling put and call options; engaging in sale-buybacks; firm commitment and standby commitment agreements; when-issued, delayed delivery and forward commitment transactions; and other similar transactions. A transaction will not be considered to constitute the issuance by a fund of a "senior security," as that term is defined in Section 18(g) of the 1940 Act, and therefore such transaction will not be subject to the 300% minimum asset coverage requirement otherwise applicable to borrowings by a fund, if the fund maintains an offsetting financial position by segregating liquid assets (as determined by the adviser under the general oversight of the fund board) at least equal to the value of the fund's potential economic exposure as measured daily on a mark-to-market basis; or otherwise "covers" the transaction in accordance with applicable SEC guidance (collectively defined as "covers" the transaction). In order to comply with the applicable regulatory requirements regarding cover, a fund may be required to buy or sell securities at a disadvantageous time or when the prices then available are deemed disadvantageous. In addition, segregated assets may not be readily available to satisfy redemption requests or for other purposes.

Policy	Acquired Funds	Acquiring Funds
Borrowing	The Fund may not borrow money, except to the extent permitted by applicable law from time to time.
Note: The 1940 Act permits an open-end investment company to borrow money from a bank so long as the ratio which the value of the total assets of the investment company (including the amount of any such borrowing), less the amount of all liabilities and indebtedness (other than such borrowing) of the investment company, bears to the amount of such borrowing is at least 300%.
Note: The 1940 Act permits an open-end investment company to borrow money from a bank or other person provided that such loan is for temporary purposes only and is in an amount not exceeding 5% of the value of the investment company's total assets at the time when the loan is made. A loan is presumed to be for temporary purposes if it is repaid within sixty days and is not extended or renewed.	Each Fund may not borrow money, except as permitted under the 1940 Act, or by order of the SEC and as interpreted or modified from time to time by regulatory authorities having jurisdiction.
Note: A Fund's ability to borrow money is limited by its investment policies and limitations, by the 1940 Act, and by applicable exemptions, no action letters, interpretations, and other pronouncements issued from time to time by regulatory authorities, including the SEC and its staff. Under the 1940 Act, a fund is required to maintain continuous asset coverage (that is, total assets including the proceeds of borrowings, less liabilities excluding borrowings) of not less than 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the fund's total assets made for temporary purposes. Any borrowings for temporary purposes in excess of 5% are subject to the minimum 300% asset coverage requirement. If the value of the assets set aside to meet the 300% asset coverage were to decline below 300% due to market fluctuations or other causes, a fund may be required to sell some of its portfolio holdings within three days (excluding Sundays and holidays) to reduce the debt and comply with the 300% minimum asset coverage requirement, even in circumstances where it is considered disadvantageous from an investment perspective to sell securities at that time or at the prices then available.
Underwriting

The Fund may not act as underwriter of securities of other issuers except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

Each Fund may not underwrite securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act of 1933, as amended (the "Securities Act"), in the disposition of restricted securities.

Policy	Acquired Funds	Acquiring Funds
Diversification	Each of the Funds is a diversified investment company under the 1940 Act. Diversified under the 1940 Act is defined to mean that the Fund may not (as to 75% of the Fund's total assets) purchase any security (other than obligations of the U.S. Government, its agencies or instrumentalities and securities of other investment companies) if as a result (i) more than 5% of the Fund's total assets (taken at current value) would then be invested in securities of a single issuer or (ii) more than 10% of the outstanding voting securities of that issuer would be held by the Fund. Under the 1940 Act, a Fund's sub-categorization as a diversified investment company is required to be a fundamental policy. In addition, each of the Acquired Funds adopted a specific fundamental policy in respect of diversification, as set forth below:
The Fund may not purchase any security (other than U.S. Government securities or securities of other investment companies), if as a result more than 5% of the Fund's total assets (taken at current value) would then be invested in securities of a single issuer.	Each Fund is a diversified investment company.
Under the 1940 Act a Fund's sub-categorization as a diversified fund is fundamental policy. "Diversified" under the 1940 Act is defined to mean that the Fund may not (as to 75% of the Fund's total assets) purchase any security (other than obligations of the U.S. Government, its agencies or instrumentalities and securities of other investment companies) if as a result (i) more than 5% of the Fund's total assets (taken at current value) would then be invested in securities of a single issuer or (ii) more than 10% of the outstanding voting securities of that issuer would be held by the Fund.
Industry Concentration	(All Funds except RS S&P 500 Index VIP Series)
The Fund may not purchase any security if as a result 25% or more of the Fund's total assets (taken at current value) would be invested in a single industry.	Each Fund may not concentrate its investments in a particular industry, as the term "concentration" is used in the 1940 Act, and as interpreted or modified from time to time by regulatory authorities having jurisdiction.
For purposes of the 1940 Act, concentration means investing more than 25% of a Fund's net assets in a particular industry or a specified group of industries.

Policy	Acquired Funds	Acquiring Funds
(RS S&P 500 Index VIP Series)
The Fund may not purchase any security if as a result 25% or more of the Fund's total assets (taken at current value) would be invested in a single industry, except that the Fund may purchase securities in excess of this limitation to the extent necessary from time to time to replicate the composition of the Standard & Poor's 500 Index in accordance with the Fund's investment objective.

For purposes of the Funds' fundamental policy on concentration, (1) loan participations will be considered investments in the industry of the underlying borrower, rather than that of the seller of the loan participation, (2) municipal obligations are not considered a separate industry, (3) the S&P 500 VIP Series may invest in securities in excess of this limitation to the extent necessary from time to time to replicate the composition of the Standard & Poor's 500 Index in accordance with the Fund's investment objective, and (4) for purposes of calculating concentration of investments in the utility and finance categories, each Fund will operate as follows: neither finance companies as a group nor utility companies as a group are considered a single industry for purposes of the Fund's concentration policy (i.e., finance companies will be considered a part of the industry they finance and utilities will be divided according to the types of services they provide).

Lending

The Fund may not make loans, except by purchase of debt obligations or other financial instruments in which a Fund may invest consistent with its investment policies, by entering into repurchase agreements, or through the lending of its portfolio securities. A Fund may make loans to affiliated investment companies to the extent permitted by the 1940 Act or any exemptions therefrom that may be granted by the Securities and Exchange Commission.

Each Fund may not make loans, except as permitted under the 1940 Act, and as interpreted or modified from time to time by regulatory authorities having jurisdiction.
Note: Generally, the 1940 Act prohibits loans if a fund's investment policies do not permit loans, and if the loans are made, directly or indirectly, to persons deemed to control or to be under common control with the registered investment company.
Commodities

The Fund may not purchase commodities, except that a Fund may purchase and sell commodity contracts or any type of commodity-related derivative instrument (including, without limitation, all types of commodity-related swaps, futures contracts, forward contracts, and options contracts).

Each Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options, futures contracts or other derivative instruments, or from investing in securities or other instruments backed by physical commodities).

Policy	Acquired Funds	Acquiring Funds

The Dodd-Frank Wall Street Reform and Consumer Protection Act (the "Dodd-Frank Act") and regulations adopted pursuant to the Dodd-Frank Act may be read to include within the term "commodity" certain swap, forward, option, and other transactions that were not commonly understood to be "commodities" prior to the enactment of the Dodd-Frank Act. This fundamental investment restriction will not be read to limit the ability of the Fund to make any investment that it might have made consistent with that restriction prior to the enactment of the Dodd-Frank Act.

Real Estate

The Fund may not purchase or sell real estate or interests in real estate, including real estate mortgage loans, although it may purchase and sell securities which are secured by real estate and securities of companies, including limited partnership interests, that invest or deal in real estate and it may purchase interests in real estate investment trusts. (For purposes of this restriction, investments by a Fund in mortgage-backed securities and other securities representing interests in mortgage pools shall not constitute the purchase or sale of real estate or interests in real estate or real estate mortgage loans).

Each Fund may not purchase or sell real estate unless acquired as a result of direct ownership of securities or other instruments. This restriction shall not prevent the Fund from investing in the following: (i) securities or other instruments backed by real estate; (ii) securities of real estate operating companies; or (iii) securities of companies engaged in the real estate business, including real estate investment trusts. This restriction does not preclude the Fund from buying securities backed by mortgages on real estate or securities of companies engaged in such activities.

Comparison of Non-Fundamental Investment Policies and Limitations

Non-fundamental investment policies and limitations are investment policies and limitations that can be changed by a fund's board without a shareholder vote. The Acquired Funds do not specifically identify any of their investment policies and limitations as "non-fundamental" investment policies and limitations — however, only the Acquired Funds' "fundamental" policies identified above require a shareholder vote in order to change them. The Acquiring Funds identify two policies as "non-fundamental" investment policies: 1) the Acquiring Funds' policy on investments in illiquid securities and 2) the Acquiring Funds' policy on investments in other investment companies. In both cases, the Acquired Funds and Acquiring Funds are subject to substantially the same policies with respect to investments in illiquid securities and investments in other investment companies, except that each of the Acquiring Funds has adopted a policy that it will not purchase the securities of any registered open-end investment company or registered unit investment trust in reliance on Section 12(d)(1)(G) or Section 12(d)(1)(F) of the 1940 Act (statutory provisions which permit operation as a "fund of funds.") The Acquired Funds have not adopted a similar policy; however, none of the Acquired Funds has an investment strategy which requires the Acquired Fund to invest in underlying funds in reliance on Section 12(d)(1)(G) or Section 12(d)(1)(F). As such, RS Investments does not believe that the Acquiring Funds' non-fundamental policy on investments in other investment companies will necessitate any change in the manner in which the Acquired Funds are being managed following the Reorganizations.

The following are the Acquiring Funds' non-fundamental investment policies and limitations:

Policy	Acquiring Funds
Illiquid Securities	Each Fund may not invest more than 15% of its net assets in illiquid securities.
Other Investment Companies	Each Fund may not purchase the securities of any registered open-end investment company or registered unit investment trust in reliance on Section 12(d)(1)(G) or Section 12(d)(1)(F) of the 1940 Act, which permits operation as a "fund of funds."
Except as provided in the next paragraph, each Fund may not: (1) invest more than 5% of its total assets in the securities of any one investment company; (2) own more than 3% of the securities of any one investment company; or (3) invest more than 10% of its total assets in the securities of other investment companies.
Each Fund may purchase and redeem shares issued by a money market fund without limit, provided that either: (1) the acquiring Fund pays no "sales charge" or "service fee" (as each of those terms is defined in the FINRA Conduct Rules); or (2) the Adviser waives its advisory fee in an amount necessary to offset any such sales charge or service fee.

Exhibit C

Principal Risks

Except for certain differences between the investment strategies and risks of RS Investment Quality Bond VIP Series and RS Low Duration Bond VIP Series and their corresponding Acquiring Funds discussed above, the Funds principal risks will be substantially identical. Set forth below is a glossary of risks, in alphabetical order, describing the principal risks indicated for each Acquiring Fund in "Comparison of Investment Objectives, Principal Investment Strategies, and Principal Risks" above.

An investment team's investment process may produce incorrect judgments about the value of a particular asset and may not produce the desired results. You may lose money by investing in any of these Funds. The likelihood of loss may be greater if you invest for a shorter period of time. By itself, an Acquiring Fund does not constitute a complete investment plan and should be considered a long-term investment by investors who can afford to weather changes in the value of their investment.

•  Cash Position Risk

To the extent the Fund holds assets in cash and cash equivalents, the ability of the Fund to meet its objective may be limited.

•  Credit Derivatives Risk

The Fund may enter into credit derivatives, including credit default swaps and credit default index investments. The Fund may use these investments (i) as alternatives to direct long or short investment in a particular security, (ii) to adjust the Fund's asset allocation or risk exposure, or (iii) for hedging purposes. The use by the Fund of credit default swaps may have the effect of creating a short position in a security. These investments can create investment leverage and may create additional investment risks that may subject the Fund to greater volatility than investments in more traditional securities.

•  Currency Risk

Investments in foreign securities are often denominated and traded in foreign currencies. The value of the Fund's assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, and restrictions or prohibitions on the repatriation of foreign currencies. To attempt to protect against changes in currency exchange rates, the Fund may, but will not necessarily, engage in forward foreign- currency exchange transactions. The use of foreign exchange transactions to reduce foreign-currency exposure can eliminate some or all of the benefit of an increase in the value of a foreign currency versus the U.S. dollar.

•  Debt Securities Risk

The value of a debt security or other income-producing security changes in response to various factors, including, by way of example, market-related factors (such as changes in interest rates or changes in the risk appetite of investors generally) and changes in the actual or perceived ability of the issuer (or of issuers generally) to meet its (or their) obligations.

•  Derivatives Risk

Derivative transactions can create investment leverage and may be highly volatile. It is possible that a derivative transaction will result in a much greater loss than the principal amount invested, and the Fund may not be able to close out a derivative transaction at a favorable time or price. The counterparty to a derivatives contract may be unable or unwilling to make timely settlement payments, return the Fund's margin, or otherwise honor its obligations. The Securities and Exchange Commission ("SEC") has proposed new rules that may limit the ability of some mutual funds to use derivatives as part of their investment strategies and thus achieve their investment objective. It is not certain whether the SEC will adopt these rules as proposed.

•  Emerging Market Risk

Risks of investing in emerging markets include greater political and economic instability, greater volatility in currency exchange rates, less developed securities markets, possible trade barriers, currency transfer restrictions, a more limited number of potential buyers and issuers, an emerging market country's dependence on revenue from particular commodities or international aid, less governmental supervision and regulation, unavailability of currency hedging techniques, differences in auditing and financial reporting standards, and less developed legal systems.

•  Equity Securities Risk

The value of a company's stock may decline in response to factors affecting that particular company or stock markets generally.

•  Focused Investment Risk

Focusing investments in a particular market or economic sector (which may include issuers in a number of different industries) increases the risk of loss because the stocks of many or all of the companies in the market or sector may decline in value due to developments adversely affecting the market or sector. In addition, investors may buy or sell substantial amounts of the Fund's shares in response to factors affecting or expected to affect the particular market or sector, resulting in extreme inflows and outflows of cash into and out of the Fund. Such inflows or outflows might affect management of the Fund adversely to the extent they were to cause the Fund's cash position or cash requirements to exceed normal levels.

•  Foreign Securities Risk

Foreign securities (including ADRs and other depositary receipts) are subject to political, regulatory, and economic risks not present in domestic investments. In addition, when the Fund buys securities denominated in a foreign currency, there are special risks such as changes in currency exchange rates and the risk that a foreign government could regulate foreign exchange transactions. In addition, to the extent investments are made in a limited number of countries, events in those countries will have a more significant impact on the Fund.

•  High-yield/Junk Bond Risk

Lower-quality debt securities can involve a substantially greater risk of default than higher quality debt securities, and their values can decline significantly over short periods of time. Lower-quality debt securities tend to be more sensitive to adverse news about the issuer, or the market or economy in general.

•  Index Risk

There is no assurance that the Fund will track the performance of the S&P 500 perfectly. The Fund's ability to track the index may be affected by Fund expenses, the amount of cash and cash equivalents held in the Fund's portfolio, and the frequency and timing of shareholder purchases and sales of Fund shares. The index may not contain the appropriate mix of securities for any particular economic cycle, and the timing of movements from one type of security to another in seeking to replicate the index could have a negative effect on the Fund. Unlike with an actively managed fund, the investment team does not use techniques or defensive strategies designed to lessen the effects of market volatility or to reduce the impact of periods of market decline. This means that based on market and economic conditions, the Fund's performance could be lower than other types of mutual funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline.

•  Investment Style Risk

A mutual fund investing principally in growth style stocks may at times underperform other mutual funds that invest more broadly or that have different investment styles.

•  Limited Portfolio Risk

To the extent the Fund invests its assets in a more limited number of issuers than many other mutual funds, a decline in the market value of a particular security may affect the Fund's value more than if the Fund invested in a larger number of issuers.

•  Liquidity Risk

Lack of a ready market or restrictions on resale may limit the ability of the Fund to sell a security at an advantageous time or price. Adverse market or economic conditions may adversely affect the liquidity of the Fund's investments and may lead to increased redemptions. In addition, the Fund, by itself or together with other accounts managed by the investment adviser or sub-adviser, may hold a position in a security that is large relative to the typical trading volume for that security, which can make it difficult for the Fund to dispose of the position at an advantageous time or price. Illiquid securities and relatively less liquid securities may also be difficult to value. Over recent years, the capacity of dealers to make markets in fixed income securities has been outpaced by the growth in the size of the fixed income markets. Liquidity risk may be magnified in a rising interest rate environment or when investor redemptions from fixed income funds may be higher than normal, due to the increased supply in the market that would result from selling activity.

•  Loan Risk

Investments in loans are generally subject to the same risks as investments in other types of debt securities, including, in many cases, investments in high-yield/junk bonds. They may be difficult to value and may be illiquid. If the Fund holds a loan through another financial institution, or relies on a financial institution to administer the loan, its receipt of principal and interest on the loan may be subject to the credit risk of that financial institution. It is possible that any collateral securing a loan may be insufficient or unavailable to the Fund, and that the Fund's rights to collateral may be limited by bankruptcy or insolvency laws. There may be limited public information available regarding the loan. Transactions in loans often settle on a delayed basis, and the Fund may not receive the proceeds from the sale of a loan for a substantial period of time after the sale. In certain circumstances, bank loans may not be deemed to be securities. As a result, the Fund may not have the same protections as securities under the provisions of the federal securities laws. In such cases, the Fund generally must rely on the contractual provisions in the loan agreement and common-law fraud protections under applicable state law.

•  Mid-sized Companies Risk

Mid-sized companies may be subject to a number of risks not associated with larger, more established companies, potentially making their stock prices more volatile and increasing the risk of loss.

•  Mortgage- and Asset-Backed Securities Risk

During periods of falling interest rates, mortgage- and asset-backed securities may be called or prepaid, which may result in the Fund having to reinvest proceeds in other investments at a lower interest rate. During periods of rising interest rates, the average life of mortgage- and asset-backed securities may extend, which may lock in a below-market interest rate, increase the security's duration, and reduce the value of the security. Enforcing rights against the underlying assets or collateral may be difficult, or the underlying assets or collateral may be insufficient if the issuer defaults.

•  Overweighting Risk

Overweighting investments in companies relative to the Fund's primary benchmark increases the risk that the Fund will underperform its primary benchmark because a general decline in the prices of stocks in such companies will affect the Fund to a greater extent than its primary benchmark.

•  Portfolio Turnover Risk

Frequent purchases and sales of portfolio securities may result in higher Fund expenses.

•  Small Companies Risk

Small companies may be subject to a number of risks not associated with larger, more established companies, potentially making their stock prices more volatile and increasing the risk of loss.

•  Underlying Investment Vehicle Risk

An investment company or similar vehicle (including an ETF) in which the Fund invests does not achieve its investment objective. Underlying investment vehicles are subject to investment advisory and other expenses, which will be indirectly paid by the Fund.

•  Underweighting Risk

When the Fund underweights its investment in companies relative to the Fund's primary benchmark, the Fund will participate in any general increase in the value of such companies to a lesser extent than the Fund's primary benchmark.

•  When-Issued, TBA and Delayed Delivery

The market value of the security issued on a when-issued, to-be-announced or delayed-delivery basis may change before the delivery date, which may adversely impact the Fund's NAV. There is also the risk that a party fails to deliver the security on time or at all.

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Exhibit D

Additional Information About the Acquiring Funds

Below is additional information regarding the Acquiring Funds. The information presented below also is applicable to the Acquired Funds except where noted otherwise, either below or in the body of the prospectus/proxy statement. All references to a Fund or the Funds in this Exhibit D refer to an Acquiring Fund or the Acquiring Funds, respectively, unless otherwise noted.

Additional information about strategies and techniques

In addition to the principal investment strategies described in the "Comparison of Investment Objectives, Principal Investment Strategies, and Principal Risks" sections, the Acquiring Funds may at times use additional strategies and techniques, which involve certain special risks. These strategies and techniques, set forth below, apply to all Funds unless otherwise stated. This Prospectus/Proxy Statement does not attempt to describe all of the various investment techniques and types of securities that the investment management team might use in managing the Funds. As with any mutual fund, investors must rely on the professional investment judgment and skill of the investment adviser.

Victory RS Large Cap Alpha VIP Series may invest a portion of its assets in debt securities and other income-producing securities of any quality. Victory RS Small Cap Growth Equity VIP Series and Victory S&P 500 Index VIP Series may at times, but will not necessarily, hold a substantial portion of its assets in cash and cash equivalents. Victory RS International VIP Series and Victory RS Emerging Markets VIP Series may hold cash in U.S. dollars or foreign currencies. To attempt to protect against adverse changes in currency exchange rates, the Funds may use forward-currency exchange contracts. Victory S&P 500 Index VIP Series may not purchase any security if as a result 25% or more of the Series' total assets (taken at current value) would be invested in a single industry except that the Series may purchase securities in excess of this limitation to the extent necessary from time to time to replicate the composition of the Standard & Poor's 500 Index in accordance with the Series' investment objective.

American Depository Receipts (ADRs), European Depository Receipts (EDRs), and Global Depository Receipts (GDRs) (All Funds)

The Funds may invest in securities of U.S. or foreign companies that are issued or settled overseas, in the form of ADRs, EDRs, GDRs, or other similar securities. An ADR is a U.S. dollar-denominated security issued by a U.S. bank or trust company that represents, and may be converted into, a foreign security. An EDR or a GDR is similar but is issued by a non-U.S. bank. Depositary receipts are subject to the same risks as direct investment in foreign securities.

Depositary receipts may be sponsored or unsponsored. In sponsored programs, an issuer has made arrangements to have its securities trade in the form of ADRs, EDRs, or GDRs. With sponsored facilities, the underlying issuer typically bears some of the costs of the depositary receipts (such as dividend payment fees of the depository), although most sponsored depositary receipt holders may bear costs such as deposit and withdrawal fees. Depositories of most sponsored depositary receipts agree to distribute notices of shareholder meetings, voting instructions, and other shareholder communications and financial information to the depositary receipt holders at the underlying issuer's request.

In unsponsored programs, the issuer may not be directly involved in the creation of the program. Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depository usually charges fees upon the deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non-cash distributions, and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through voting rights to depositary receipt holders with respect to the underlying securities.

Borrowing (All Funds)

The Funds may borrow money for temporary purposes or to facilitate redemptions.

Convertible Securities (All Funds except Victory INCORE Investment Quality Bond VIP Series, Victory INCORE Low Duration Bond VIP Series)

The Funds may invest in convertible securities, which are securities such as debt or preferred stock, that can be exchanged for another security (usually common shares) at a predetermined price or rate. Convertible securities are subject to the general risks of investing in debt securities and also to the risks of investing in equity securities.

Debt Securities (Victory RS Emerging Markets VIP Series)

The values of debt securities (and other income-producing securities, such as preferred stocks, convertible preferred stocks, equity-linked notes, and interests in income-producing trusts) change in response to interest rate changes. In general, the value of a debt security is likely to fall as interest rates rise. This risk is generally greater for obligations with longer maturities or for debt securities that do not pay current interest (such as zero-coupon securities). Debt securities with floating interest rates can be less sensitive to interest rate changes, although, to the extent the Fund's income is based on short-term interest rates that fluctuate over short periods of time, income received by the Fund may decrease as a result of a decline in interest rates. In response to an interest rate decline, debt securities that provide the issuer with the right to call or redeem the security prior to maturity may be called or redeemed. If a debt security is repaid more quickly than expected, the Fund may not be able to reinvest the proceeds at the same interest rate, reducing the potential for gain. When interest rates increase or for other reasons, debt securities may be repaid more slowly than expected. As a result, the maturity of the debt instrument is extended, increasing the potential for loss.

Interest rate changes can be sudden and unpredictable, and the Fund may lose money if these changes are not anticipated by the Fund's adviser. A wide variety of factors can cause interest rates to fluctuate (e.g., central bank monetary policies, inflation rates, general economic conditions, and market developments) and debt securities may be difficult to value during such periods. During periods of increasing interest rates, the Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when it would otherwise not do so, and at unfavorable prices. In recent periods, governmental financial regulators, including the US Federal Reserve, have taken steps to maintain historically low interest rates by purchasing bonds. Steps by those regulators to curtail or "taper" such activities could result in the effects described above, and could have a material adverse effect on prices for debt securities and on the management of the Fund.

Duration is a measure of the expected life of a debt security that is used to determine the sensitivity of the security's value to changes in interest rates. Unlike the maturity of a debt security, which measures only the time until final payment is due, duration takes into account the time until all payments of interest and principal on a security are expected to be made, including how these payments are affected by prepayments and by changes in interest rates.

The value of a debt security also depends on the issuer's credit quality or ability to pay principal and interest when due. The value of a debt security is likely to fall if an issuer or the guarantor of a security is unable or unwilling (or perceived to be unable or unwilling) to make timely principal and/or interest payments or otherwise to honor its obligations, or if the debt security's rating is downgraded by a credit rating agency. The obligations of issuers (and obligors of asset-backed securities) are subject to bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors. The value of a debt security can also decline in response to other changes in market, economic, industry, political, and regulatory conditions that affect a particular type of debt security or issuer or debt securities generally. The values of many debt securities may fall in response to a general increase in investor risk aversion or a decline in the confidence of investors generally in the ability of issuers to meet their obligations.

In addition, while debt securities markets have consistently grown over the past three decades, the capacity for traditional dealer counterparties to engage in debt securities trading has not kept pace and in some cases has decreased. As a result, dealer inventories of debt securities, which provide a core indication of the ability of financial intermediaries to "make markets," are at or near historic lows in relation to market size. Because market makers provide stability to a market through their intermediary services, any significant reduction in dealer inventories could potentially lead to decreased liquidity and increased volatility in the debt securities markets.

Defensive Strategies (All Funds)

At times, the investment management team may judge that market conditions make pursuing the Fund's basic investment strategy inconsistent with the best interests of its shareholders. At such times, the investment management team may (but will not necessarily), without notice, temporarily use alternative strategies primarily designed to reduce fluctuations in the values of the Fund's assets. In implementing these defensive strategies, the Fund may hold assets in cash and cash equivalents and in other investments that the investment management team believes to be consistent with the best interests of the Fund. If such a temporary defensive strategy is implemented, the Fund may not achieve its investment objective.

Dollar Roll and Reverse Repurchase Transactions (Victory INCORE Investment Quality Bond VIP Series, Victory INCORE Low Duration Bond VIP Series, Victory High Yield VIP Series)

In a dollar roll transaction, the Fund sells mortgage-backed securities for delivery to the buyer in the current month and simultaneously contracts to purchase similar securities on a specified future date from the same party. In a reverse repurchase agreement transaction, the Fund sells securities to a bank or securities dealer and agrees to repurchase them at an agreed time and price.

Both types of transactions create leverage. It may be difficult or impossible for the Fund to exercise its rights under a dollar roll transaction or reverse repurchase agreement in the event of the insolvency or bankruptcy of the counterparty, and the Fund may not be able to purchase the securities or other assets subject to the transaction.

Derivatives (Victory RS International VIP Series, Victory RS Emerging Markets VIP Series)

Derivative transactions can create investment leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested, and the Fund may not be able to close out a derivative transaction at a favorable time or price. The counterparty to a derivatives contract may be unable or unwilling to make timely settlement payments, return the Fund's margin, or otherwise honor its obligations.

Exchange-traded Funds (All Funds except Victory INCORE Investment Quality Bond VIP Series, Victory INCORE Low Duration Bond VIP Series, Victory High Yield VIP Series)

The Fund may invest in exchange-traded funds ("ETFs"). ETFs generally trade on the NYSE Amex Equities or New York Stock Exchange ("NYSE") and are subject to the risk that the prices of the investments held by the ETF may decline, thereby adversely affecting the value of the investment. These funds generally bear operational expenses, and the Fund must bear those expenses in addition to its own Fund expenses. The Fund may invest in ETFs for cash management purposes and to gain or maintain exposure to various asset classes and markets or types of strategies and investments.

Financial Futures Contracts (All Funds except Victory RS Small Cap Growth Equity VIP Series)

The Fund may enter into financial futures contracts, in which the Fund agrees to buy or sell certain financial instruments, currencies, or index units on a specified future date at a specified price or level of interest rate. If the investment management team misjudges the direction of interest rates, markets, or foreign exchange rates, the overall performance of the Fund could suffer. The risk of loss could be far greater than the investment made, because a futures contract requires only a small deposit to take a large position. When the Fund has entered into financial futures contracts, a relatively small movement in market prices could have a substantial impact on the Fund, favorable or unfavorable.

Forward Foreign-currency Exchange Contracts (All Funds except Victory INCORE Investment Quality Bond VIP Series, Victory INCORE Low Duration Bond VIP Series, Victory S&P 500 Index VIP Series)

A forward foreign-currency exchange contract is an agreement to exchange a specified amount of U.S. dollars for a specified amount of a foreign currency on a specific date in the future. The outcome of this transaction depends on changes in the relative values of the currencies subject to the transaction, the ability of the adviser to predict how the U.S. dollar will fare against the foreign currency, and the ability of the Fund's counterparty to perform its obligation. The Fund may use these contracts to facilitate the settlement of portfolio transactions or to try to manage the risk of changes in currency exchange rates.

High-yield/Junk Bonds (Victory RS Emerging Markets VIP Series)

Lower-quality debt securities (commonly known as "high-yield" securities or "junk bonds") are predominantly speculative with respect to their capacity to pay interest and principal. They can involve a substantially greater risk of default than higher-rated securities, and their values can decline significantly over short periods of time. Lower-quality debt securities tend to be more sensitive to adverse news about the issuer, or the market or economy in general, than higher quality debt securities. The market for lower quality debt securities can be less liquid, especially during periods of recession or general market decline.

Illiquid Securities and Exempt Commercial Paper (All Funds except Victory S&P 500 Index VIP Series)

Illiquid securities are either not readily marketable at their approximate value within seven days, are not registered under the federal securities laws, or are otherwise viewed as illiquid by the Securities and Exchange Commission. The absence of trading can make it difficult to value or dispose of illiquid securities. It can also adversely affect the ability of the Fund to calculate its net asset value or manage its portfolio.

Some securities that are restricted as to resale under federal securities laws nonetheless are eligible for resale to institutional investors and may be treated by the Fund as liquid. If the investment management team determines that these securities are liquid under guidelines adopted by the Board of Trustees, they may be purchased without regard to the illiquidity limits otherwise set forth in the Funds' offering documents. Similarly, the Fund typically treats commercial paper issued in reliance on an exemption from registration under federal securities laws as liquid.

Liquidity (Victory S&P 500 Index VIP Series)

Liquidity risk exists when particular investments cannot be disposed of quickly in the normal course of business. The ability of the Fund to dispose of such securities or other instruments at advantageous prices may be greatly limited, and the Fund may have to continue to hold such securities or instruments during periods when the investment management team would otherwise have sold them (in order, for example, to meet redemption requests or to take advantage of other investment opportunities). Adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer may adversely affect the liquidity of the Fund's investments and may lead to increased redemptions. Some securities held by the Fund may be restricted as to resale, and there is often no ready market for such securities. In addition, the Fund, by itself or together with other accounts managed by the investment management team, may hold a position in a security that is large relative to the typical trading volume for that security, which can make it difficult for the Fund to dispose of the position at an advantageous time or price. It may also be the case that other market participants may be attempting to liquidate a security of a particular issuer or type of issuer at the same time as the Fund is attempting to liquidate such security, causing increased supply in the market and contributing to liquidity risk and downward pricing pressure. Market values for illiquid securities may not be readily available, and there can be no assurance that any fair value assigned to an illiquid security at any time will accurately reflect the price the Fund might receive upon the sale of that security. It is possible that, during periods of extreme market volatility or unusually high and unanticipated levels of redemptions, the Fund may be forced to sell large amounts of securities more quickly than it normally would in the ordinary course of business. In such cases, the sale proceeds received by the Fund may be substantially less than if the Fund had been able to sell the securities in more-orderly transactions, and the sale price may be substantially lower than the price previously used by the Fund to value the securities for purposes of determining the Fund's net asset value.

Loan Prepayment (Victory INCORE Investment Quality Bond VIP Series, Victory INCORE Low Duration Bond VIP Series, Victory High Yield VIP Series)

During periods of declining interest rates or for other purposes, borrowers may exercise their option to prepay principal earlier than scheduled, which may require the Fund to reinvest in lower-yielding securities. This may adversely affect the Fund's net asset value.

Master Limited Partnerships (Victory RS Small Cap Growth Equity VIP Series)

The Fund may invest in master limited partnerships ("MLPs"), which are limited partnerships in which ownership units are publicly traded. MLPs often own or own interests in several properties or businesses that are related to oil and gas industries, including pipelines, although MLPs may invest in other types of industries, or in credit-related investments. Generally, an MLP is operated under the supervision of one or more managing general partners. Limited partners (including the Fund when it invests in an MLP) are not involved in the day-to-day management of the partnership. The Fund also may invest in companies that serve (or whose affiliates serve) as the general partner of an MLP.

Investments in MLPs are generally subject to many of the risks that apply to partnerships. For example, holders of the units of MLPs may have limited control and limited voting rights on matters affecting the partnership. There may be fewer corporate protections afforded investors in an MLP than investors in a corporation. Conflicts of interest may exist among unit holders, subordinated unit holders and the general partner of an MLP, including those arising from incentive distribution payments. MLPs that concentrate in a particular industry or region are subject to risks associated with such industry or region. MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers. Investments held by MLPs may be illiquid. MLP units may trade infrequently and in limited volume, and they may be subject to more abrupt or erratic price movements than securities of larger or more broadly based companies.

The Fund may also hold investments in limited liability companies that have many of the same characteristics and are subject to many of the same risks as MLPs.

The manner and extent of the Fund's investments in MLPs and limited liability companies may be limited by its intention to qualify as a regulated investment company for U.S. federal income tax purposes, and any such investments by the Fund may adversely affect the ability of the Fund to so qualify.

Options (All Funds except Victory RS Small Cap Growth Equity VIP Series)

The Fund may purchase or sell options to buy or sell securities, indexes of securities, financial futures contracts, or foreign currencies and foreign currency futures. The owner of an option has the right to buy or sell the underlying instrument at a set price by a specified date in the future. The Fund may, but is not required to, use options to attempt to minimize the risk of the underlying investment and to manage exposure to changes in foreign currencies or otherwise to increase its returns. However, if the investment management team misjudges the direction of the market for a security, the Fund could lose money by using options — more money than it would have lost by investing directly in the security.

REITs (All Funds except Victory INCORE Investment Quality Bond VIP Series, Victory INCORE Low Duration Bond VIP Series, Victory High Yield VIP Series)

The Fund may invest in real estate investment trusts ("REITs"). In a REIT, investments in a variety of real estate assets are pooled together so that shareholders receive income from rents and capital gains upon the sale of the underlying assets. Investments may be made in income-producing property or real estate loans, such as mortgages. The risks associated with investments in REITs are similar to those associated with direct investments in real estate, including volatility in the housing or commercial real estate market or other adverse economic conditions that affect real estate investments. A REIT that invests in real estate loans may be affected by the quality of the credit extended, is dependent on specialized management skills, is subject to risks inherent in financing a limited number of properties, including interest rate risk, and may be subject to defaults by borrowers and to self-liquidations.

Repurchase Agreements (All Funds)

The Fund may enter into repurchase agreements. These transactions must be fully collateralized at all times but involve some risk to the Fund if the other party should default on its obligations and the Fund is delayed or prevented from recovering the collateral.

Risk of Substantial Redemptions (All Funds)

If substantial numbers of shares in the Fund were to be redeemed at the same time or at approximately the same time, the Fund might be required to liquidate a significant portion of its investment portfolio quickly to meet the redemptions. The Fund might be forced to sell portfolio securities at prices or at times when it would otherwise not have sold them, resulting in a reduction in the Fund's net asset value per share; in addition, a substantial reduction in the size of the Fund may make it difficult for the investment management team to execute its investment program successfully for the Fund for a period following the redemptions. Similarly, the prices of the portfolio securities of the Fund might be adversely affected if one or more other investment accounts managed by the investment management team in an investment style similar to that of the Series were to experience substantial redemptions and those accounts were required to sell portfolio securities quickly or at an inopportune time.

Securities Lending (All Funds)

The Fund may lend its portfolio securities to securities dealers, banks, and other institutional investors to earn additional income. These transactions must be continuously secured by collateral, and the collateral must be marked-to-market daily. The Fund generally continues to receive all interest earned or dividends paid on the loaned securities. The aggregate market value of securities of the Fund loaned will not at any time exceed one-third (or such other lower limit as the Trustees may establish) of the total assets of the Fund. It is possible that the Fund will realize losses on the investment of any cash collateralizing a securities loan; any such losses would be for the account of the Fund, not the borrower.

U.S. Government Securities (All Funds)

U.S. government securities are securities issued or guaranteed as to the payment of interest or principal by the U.S. government, by an agency or instrumentality of the U.S. government, or by a U.S. government-sponsored entity. Certain U.S. government securities may not be supported as to the payment of principal and interest by the full faith and credit of the U.S. government or the ability to borrow from the U.S. Treasury. Some U.S. government securities may be supported as to the payment of principal and interest only by the credit of the entity issuing or guaranteeing the security.

When-issued or Delayed-delivery Transactions (All Funds)

A Fund may commit to purchase or sell particular securities, with payment and delivery to take place at a future date. These are known as when-issued or delayed-delivery transactions. If the counterparty fails to deliver a security the Fund has purchased on a when-issued or delayed-delivery basis, there could be a loss as well as a missed opportunity to make an alternative investment. These transactions may create investment leverage.

Other (All Funds)

New financial products and risk management techniques continue to be developed. The Fund may use these instruments and techniques to the extent consistent with its investment objective.

Note Regarding Percentage Limitations (All Funds)

All percentage limitations on investments will apply at the time of investment and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of the investment. (As a result, the actual investments making up a Fund's portfolio may not at a particular time comport with any such limitation due to increases or decreases in the values of securities held by the Fund.) If at any time Victory Capital determines that the value of illiquid securities held by the Fund exceeds 15% of its net asset value, Victory Capital will take such steps as it considers appropriate to reduce the percentage as soon as reasonably practicable; the Fund may, however, hold any such investments for a substantial period of time.

Portfolio Managers

Information about the portfolio managers who are primarily responsible for overseeing each Acquiring Fund's investments is shown below. The SAI provides further information about the portfolio managers, including information regarding their compensation, other accounts they manage, and any ownership interest they may have in each Fund.

Victory RS Large Cap Alpha VIP Series

Paul Hamilos, CFA, is responsible for the day-to-day management of Victory RS Large Cap Alpha VIP Series. Paul joined Victory in 2016 in connection with Victory's acquisition of RS Investments. Prior to joining Victory, he was at RS Investments as a member of the RS Value Team, since 2011, and was responsible, along with the other members of the RS Value Team, for the day-to-day management of RS Large Cap Alpha VIP Series (since 2014), the predecessor fund to the Victory

Fund listed above. Prior to joining RS Investments, he was vice president of the Principal Transaction Group at Macquarie Group, focusing on the specialty finance industry. Previously, he was an associate at American Capital Strategies focusing on mezzanine debt financing within the financial sponsors group. Paul holds a B.S. in business administration, with a concentration in finance and banking, from the University of Missouri and an M.B.A. from the Chicago Booth School of Business. Paul is a CFA Charterholder.

Robert J. Harris is responsible for the day-to-day management of Victory RS Large Cap Alpha VIP Series. Robert joined Victory in 2016 in connection with Victory's acquisition of RS Investments. Prior to joining Victory, Robert was a member of the RS Value Team, since 2005, and was responsible, along with the other members of the RS Value Team, for the day-to-day management of RS Large Cap Alpha VIP Series (since 2014), the predecessor fund to the Victory Fund listed above. Prior to joining RS Investments in 2005, he was a financial services analyst at Dresdner RCM Global Investors, LLC. Previously, he was a marketing associate for Chevron Texaco Corporation. He also spent seven years as a flight engineer in the United States Air Force. Robert holds a B.A. in political science from Sonoma State University and an M.B.A. from Golden Gate University.

Daniel Lang, M.D., is responsible for the day-to-day management of Victory RS Large Cap Alpha VIP Series. Daniel joined Victory in 2016 in connection with Victory's acquisition of RS Investments. Prior to joining Victory, Daniel was a member of the RS Value Team, since 2009, and was responsible, along with the other members of the RS Value Team, for the day-to-day management of RS Large Cap Alpha VIP Series (since 2014), the predecessor fund to the Victory Fund listed above. Prior to joining RS Investments, he was a portfolio manager at Farallon Capital Management covering biotech, medical device, pharmaceutical, and health care services globally. Previously, he was a senior associate at venture capital firm Brilleon Capital U.S. and the co-founder and CFO of Sapient Medical Group. Daniel's ten years of business and investment experience is preceded by a career practicing medicine. He was a fellow in cardiology and post-doctoral research at the University of California, San Francisco, and he was board certified in internal medicine as chief medical resident at Mount Sinai Hospital in New York. Daniel holds a B.A. in chemistry from Cornell University and an M.D. from Cornell University Medical College.

Joseph M. Mainelli is involved in the management of Victory RS Large Cap Alpha VIP Series. John joined Victory in 2016 in connection with Victory's acquisition of RS Investments. Prior to joining Victory, John was a member of the RS Value Team, since 2007, and was involved, along with the other members of the RS Value Team, in the management of RS Large Cap Alpha VIP Series (since 2012), the predecessor fund to the Victory Fund listed above. Prior to joining RS Investments as an analyst on the RS Value Team, he was an equity research analyst focusing on small- and mid-cap value investments at David J. Greene & Company for three years. Previously, he was an equity research analyst at Sagamore Hill

Capital and ING Furman Selz Asset Management. Joseph holds a B.A. in anthropology from Princeton University and an M.B.A. from Columbia University.

Victory RS Small Cap Growth Equity VIP Series

Stephen J. Bishop is a co-portfolio manager and analyst of Victory RS Small Cap Growth Equity VIP Series. Steve joined Victory in 2016 in connection with Victory's acquisition of RS Investments. Prior to joining Victory, Steve was at RS Investments as a research analyst primarily covering the technology sector, since 1996, and served as a co-portfolio manager and analyst of RS Small Cap Growth Equity VIP Series (since 2009), the predecessor fund to the Victory Fund listed above. Prior to joining RS Investments, he worked as an analyst in the corporate finance department of Dean Witter Reynolds, Inc., for two years. He has more than 15 years of investment experience. Steve holds a B.A. in economics from the University of Notre Dame and an M.B.A. from Harvard Business School.

Christopher W. Clark, CFA, is a co-portfolio manager and analyst of Victory RS Small Cap Growth Equity VIP Series. Chris joined Victory in 2016 in connection with Victory's acquisition of RS Investments. Prior to joining Victory, Chris was a member of the RS Growth Team, as an analyst, since 2007, and served as co-portfolio manager of RS Small Cap Growth Equity VIP Series (since 2014), the predecessor fund to the Victory Fund listed above. Before joining RS Investments, he was a research associate at TIAA-CREF for three years, where he focused on global portfolio management and the health care sector. Prior to that, he was a research assistant at Dresdner RCM Global Investors for three years. Chris holds a B.A. in economics from the University of Virginia. Chris is a CFA Charterholder.

Melissa Chadwick-Dunn is a co-portfolio manager and analyst of Victory RS Small Cap Growth Equity VIP Series. Melissa joined Victory in 2016 in connection with Victory's acquisition of RS Investments. Prior to joining Victory, Melissa was a member of the RS Growth Team, since 2001, and served as a co-portfolio manager and analyst of RS Small Cap Growth Equity VIP Series (since 2009), the predecessor fund to the Victory Fund listed above. Before joining RS Investments, she was an equity analyst at Putnam Investments for two years, covering international small-cap stocks. Prior to that, she spent four years in investment banking, working on corporate finance and mergers-and-acquisition transactions for Lehman Brothers and McDaniels S.A. Melissa holds a B.A. in economics and an M.A. in international relations from the University of Chicago and an M.B.A. from the Wharton School of Business.

D. Scott Tracy, CFA, is a co-portfolio manager and analyst of Victory RS Small Cap Growth Equity VIP Series. Scott joined Victory in 2016 in connection with Victory's acquisition of RS Investments. Prior to joining Victory, he was a member of the RS Growth Team, since 2001, and was a co-portfolio manager and analyst of RS Small Cap Growth Equity VIP Series (since 2009), the predecessor fund to the Victory Fund listed above. Prior to joining RS Investments in 2001, he spent three years at Shoreline Investment Management, the in-house asset management arm of Hewlett-Packard, where his research focus included technology and industrial companies. He has also served as an equity analyst at Montgomery Securities. Scott holds a B.A. in history from Trinity College and an M.B.A. from the University of California at Berkeley. Scott is a CFA Charterholder.

Victory RS International VIP Series

U-Wen Kok, CFA, is the portfolio manager of Victory RS International VIP Series. U-Wen joined Victory in 2016 in connection with Victory's acquisition of RS Investments. Prior to joining Victory, U-Wen was a member of the RS International Team, since 2013, and served as the portfolio manager of RS International VIP Series (since 2013), the predecessor fund to the Victory Fund listed above. Prior to joining RS Investments, U-Wen was a portfolio manager at RBC Global Asset Management for their North American and Global equity products from January 2012 to October 2012. From August 2009 through May 2010, she provided portfolio management consulting services to BMO Asset Management. From 2001 to 2008, she was lead portfolio manager for two domestic active growth and value equity funds at Barclays Global Investors. For six years prior to that, she was a manager of Canadian quantitative active equity portfolios at the Ontario Teachers Pension Plan Board. U-Wen holds a B.A. in economics and political science from the University of Toronto and is a CFA Charterholder.

Victory RS Emerging Markets VIP Series

Michael Ade, CFA, is a portfolio manager of Victory RS Emerging Markets VIP Series. Michael joined Victory in 2016 in connection with Victory's acquisition of RS Investments. Prior to joining Victory, Michael was at RS Investment Management (Singapore) Pte. Ltd., a non-U.S. affiliate of RS Investments, since 2012, and served as a portfolio manager of RS Emerging Markets VIP Series (since 2014), the predecessor fund to the Victory Fund listed above. Prior to joining RS Investments, he was a portfolio manager for Principal Global Investors, where he served as a co-portfolio manager for diversified emerging markets and Asian equity strategies. Previously, he spent six years as a research analyst on Principal's international small cap team focusing on the Asia region. Michael holds a B.A. in finance from the University of Wisconsin. Michael is a CFA Charterholder.

Michael Reynal is a portfolio manager of Victory RS Emerging Markets VIP Series. Michael joined Victory in 2016 in connection with Victory's acquisition of RS Investments. Prior to joining Victory, Michael was at RS Investments, since 2012, and served as a portfolio manager of RS Emerging Markets VIP Series (since 2013), the predecessor fund to the Victory Fund listed above. Prior to joining RS Investments, he was a portfolio manager for Principal Global Investors where he led the emerging markets team, encompassing markets in Asia, Latin America, Eastern Europe, the Middle East, and Africa. He also oversaw both diversified emerging markets portfolios and specialized regional Asian equity strategies. Previously, Michael was responsible for equity investments in Latin America, the Mediterranean and the Balkans while at Wafra Investment Advisory Group Inc. in New York. Michael also spent four years with Paribas Capital Markets in New York in international equities and three years with Barclays de Zoete Wedd in London focusing on Latin American equities. He holds a B.A. in history from Middlebury College, an M.A. in history from Christ's College at the University of Cambridge, and an M.B.A. from the Amos Tuck School at Dartmouth College.

Victory INCORE Investment Quality Bond VIP Series and Victory INCORE Low Duration Bond VIP Series

Richard A. Consul, CFA, is a co-portfolio manager of Victory INCORE Investment Quality Bond VIP Series. He is a senior portfolio manager at Victory Capital and has been with Victory Capital since 2014. Prior to joining Victory Capital, he was an investment professional with Munder Capital Management from 2010 to 2014. Prior to that, he was a foreign exchange currency trader and a futures/options trader specializing in crude oil for a commodities hedge fund portfolio. Richard is a CFA Charterholder.

S. Brad Fush, CFA, is a co-portfolio manager of Victory INCORE Investment Quality Bond VIP Series. He is a director of fixed income credit research at INCORE and has been with Victory Capital since 2014. Prior to joining Victory Capital, he was an investment professional with Munder Capital Management from 2000 to 2014. Brad is a CFA Charterholder.

Edward D. Goard, CFA, is a co-portfolio manager of Victory INCORE Investment Quality Bond VIP Series. He is a chief investment officer at INCORE and has been with Victory Capital since 2014. Prior to joining Victory Capital, he was an investment professional with Munder Capital Management from 2007-2014. Edward is a CFA Charterholder.

James R. Kelts, CFA, is a co-portfolio manager of Victory INCORE Investment Quality Bond VIP Series. He is a senior portfolio manager at INCORE and has been with Victory Capital since 2014. Prior to joining Victory Capital, he was an investment professional with Munder Capital Management from 2003-2014. James is a CFA Charterholder.

Gregory D. Oviatt, CFA, is a co-portfolio manager of Victory INCORE Investment Quality Bond VIP Series. He is a senior portfolio manager at INCORE and has been with Victory Capital since 2014. Prior to joining Victory Capital, he was an investment professional with Munder Capital Management from 2000-2014. Gregory is a CFA Charterholder.

Victory High Yield VIP Series

John Blaney, CFA, is a co-portfolio manager of Victory High Yield VIP Series. John is a managing director and co-head of the high yield and loan portfolio management group at Guardian Life, and has been with Guardian Life since 2000. He served as a co-portfolio manager of RS High Yield VIP Series (since 2015), the predecessor fund to the Victory Fund listed above. John has focused on corporate credit and bank loan and high yield bond analysis since 2003. Prior to 2003, he was a structured products analyst and trader. He also helps manage the fixed-income assets of Guardian Life. Prior to joining Guardian Life, John spent three years as an investment analyst at MetLife. John holds a B.S. in finance from Trenton State College and an M.B.A. from Seton Hall University. He has a Chartered Financial Analyst (CFA) designation, and he is a member of the CFA Institute and the New York Society of Security Analysts.

Kevin Booth, CFA, is a co-portfolio manager of Victory High Yield VIP Series. Kevin is a managing director and co-head of the high yield and loan portfolio management group at Guardian Life, and has been with Guardian Life since 2009. Kevin served as co-portfolio manager of RS High Yield VIP Series (since 2009), the predecessor fund to the Victory Fund listed above. Within the high yield and corporate loan investment team for the predecessor fund he was responsible for issuer and security selection, as well as industry allocations. Prior to joining Guardian Life, Kevin was a managing director at BlackRock/Merrill Lynch Investment Managers, and was co-head of BlackRock's leveraged finance business through January 2009, specializing in portfolios consisting of leveraged bank loans, high yield bonds, and distressed obligations. He joined Merrill Lynch Investment Managers in 1991. Kevin holds a B.A. in Economics from Harpur College, SUNY Binghamton, and an M.B.A. in Finance, from New York University. Kevin is a CFA Charterholder.

Paul Gillin, CFA, is a co-portfolio manager of Victory High Yield VIP Series. He is a senior director and co-head of the high yield and loan portfolio management group at Guardian Life, and has been with Guardian Life since 2012. He served as a co-portfolio manager of RS High Yield VIP Series (since 2014), the predecessor fund to the Victory Fund listed above. Prior to joining Guardian in 2012, Paul spent 13 years as a partner and high yield portfolio manager at Rogge Global Partners and its predecessor companies. Before that, he was vice president and portfolio manager with Saudi International Bank, where he participated in the initial development and management of collateralized bond obligation, collateralized loan obligation and leveraged high yield hedge fund products. Paul also spent seven years as a managing director and portfolio manager at AIG Investment Advisers. Prior to joining AIG, he helped launch and was the initial portfolio manager for the MainStay High Yield Fund, managed by MacKay Shields Financial. Paul holds a B.S. in business administration from Villanova University, an M.B.A. from New York University, and a Chartered Financial Analyst (CFA) designation.

Victory S&P 500 Index VIP Series

Stephen Hammers, CIMA, has been a Chief Investment Officer of the Adviser since 2015. From 2003- 2015, Mr. Hammers was a managing partner, co-founder and chief investment officer of Compass Efficient Model Portfolios, LLC, which was acquired by Victory Capital in 2015.

Dan Banaszak, CFA, has been a Portfolio Manager of the Adviser since 2015. From 2011-2015, Mr. Banaszak was a Portfolio Manager/Analyst of Compass Efficient Model Portfolios, LLC, which was acquired by Victory Capital in 2015. From 2010 to 2011, Mr. Banaszak was a futures and options trader with the Chicago Board of Trade and an options trader with Lerner Trading Group from 2007 to 2010.

David Hallum has been a Portfolio Manager of the Adviser since 2015. From 2005-2015, Mr. Hallum was a Portfolio Manager of Compass Efficient Model Portfolios, LLC, which was acquired by Victory Capital in 2015.

Rob Bateman has been a Portfolio Manager of the Adviser since 2015. From 2007-2015, Mr. Bateman was a Portfolio Manager of Compass Efficient Model Portfolios, LLC, which was acquired by Victory Capital in 2015. From 2004-2007, Mr. Bateman was a fixed income and futures trader at Stephens, Inc. and at PFIC Securities from 2000 to 2004.

Alex Pazdan has been a Portfolio Manager of the Adviser since 2015. From 2010-2015, Mr. Pazdan was a Portfolio Manager of Compass Efficient Model Portfolios, LLC, which was acquired by Victory Capital in 2015. Mr. Pazdan was also a founding principal of Persistent Capital Management, a Commodity Trading Adviser launched in 2002. Prior to starting Persistent Capital Management, Mr. Pazdan was a Senior Market Strategist for Eclipse Capital Management, a Commodity Trading Adviser, in St. Louis, Missouri.

Buying and Selling Fund Shares

Victory Variable Insurance Funds (the "Trust") is a registered investment company comprised of different funds, including the Acquiring Funds, each having distinct investment management objectives, strategies, risks, and policies. Together, the Acquiring Funds are referred to in this section as the "Victory Funds" and each Acquiring Fund as a "Fund."

Currently, purchases and redemptions of Fund shares are made by separate accounts of The Guardian Insurance & Annuity Company, Inc. ("Guardian") which own the Fund's shares. Holders of Guardian's variable annuity and variable life insurance contracts seeking to allocate contract or policy value to or out of the Fund's shares should consult with Guardian. The Guardian separate accounts buy and sell Class I shares based on premium allocation, transfer, withdrawal, and surrender instructions made by holders of Guardian variable annuity and variable life insurance contracts. The Fund sells and redeems shares to and from the Guardian separate accounts at the net asset value ("NAV") next determined after the separate account's or the affiliate's purchase or redemption order is accepted by Guardian on behalf of the Fund. The NAV is determined as of the close of regular trading on the NYSE (generally, 4:00 p.m. eastern time) each day the NYSE is open.

The Fund will ordinarily make payment for redeemed shares within three business days after it receives an order from Guardian; and in any event, the Fund will make payment within seven days after it receives an order from Guardian. The Fund may refuse to redeem shares or may postpone payment of proceeds during any period when:

•  trading on the NYSE is restricted;

•  the NYSE is closed for other than weekends and holidays;

•  in the case of Victory INCORE Investment Quality Bond, Victory INCORE Low Duration Bond VIP Series and Victory High Yield VIP Series, when the bond market is closed;

•  an emergency makes it not reasonably practicable for the Fund to dispose of assets or calculate its NAV, as permitted by the Securities and Exchange Commission or applicable law; or

•  permitted by the Securities and Exchange Commission.

See the prospectus for your variable annuity contract or variable life insurance policy for more details about the allocation, transfer, and withdrawal provisions of your annuity or policy.

Market Timing

Both the Acquired Funds and the Acquiring Funds discourage frequent purchases and redemptions of fund shares (market timing) and have similar policies and procedures regarding market timing. However there are some differences between the Acquired Funds' and the Acquiring Funds' policies and procedures regarding market timing.

Acquired Fund

Risks of Frequent Trading

Frequent trading can hurt the Series' performance, operations, and shareholders. Frequent trading may disrupt portfolio management of the Series and create transaction and other administrative costs that are borne by all shareholders. The Series discourages, and will not seek to accommodate, frequent purchases, redemptions, or exchanges of its shares to the extent the Trust believes that such trading is harmful to investors, although the Series will not necessarily be able to prevent all such frequent trading in its shares. The Trust has implemented a "zero-tolerance" policy with respect to identified market timing activity in the Series.

Series Policies and Procedures

The Trust's Board of Trustees has adopted policies and procedures with respect to frequent purchases,

Acquiring Fund

The Fund discourages and does not accommodate frequent purchases and redemptions of Fund shares ("market timing"). We will uniformly deny any request to purchase shares if we believe that the transaction is part of a market timing strategy. In identifying market timing activity, we consider, among other things, the frequency of your trades, even when the trades are combined with those of other investors or shareholders.

Market timing allows investors to take advantage of market inefficiencies, sometimes to the disadvantage of other shareholders. Market timing increases Fund expenses to all shareholders as a result of increased portfolio turnover. In addition, market timing could potentially dilute share value for all other shareholders by requiring the Fund to hold more cash than it normally would.

redemptions, and exchanges of the Series' shares. Pursuant to these policies and procedures, the Series currently allows Guardian to apply its frequent trading restrictions in lieu of the Series' frequent trading restrictions. Guardian has informed the Trust that it has adopted limits on transfers by contractowners and policyholders ("contractowners") to attempt to address the potential for frequent trading. For more information about any other restrictions that Guardian may impose on contractowners, please see the relevant prospectus of the separate account of the specific insurance product that accompanies this prospectus and the applicable insurance contract. The Series uses reasonable diligence to confirm that Guardian is applying its restrictions.

Under the Series' frequent trading restrictions, the Series reviews trading activity at the separate account level and determines whether the trading volume and/or amounts purchased or exchanged show a pattern of activity that may indicate frequent trading or activity that may be harmful to a Series or its shareholders. If the available information indicates that frequent trading may be taking place through a particular separate account, RS Investments will contact Guardian and seek to have Guardian restrict a contractowner's trading activity for any period of time or permanently.

While the Series will use reasonable efforts to detect frequent trading activity, there can be no guarantee that those efforts will be successful in preventing all such activity or that market timers will not employ new strategies designed to evade detection.

The Fund's Board of Trustees has adopted policies and procedures with respect to market timing. In order to prevent or minimize market timing, the Fund will employ "fair value" pricing to minimize the discrepancies between a security's market quotation and its perceived market value, which often gives rise to market timing activity.

Because the Fund's shares are held exclusively by insurance company separate accounts, rather than directly by the individual contract owners of the separate accounts, the Fund is not able to determine directly whether a separate account's purchase or sale of the Fund's shares on any given day represents transactions by a single investor or multiple investors. It also is not able to determine directly whether multiple purchases and sales by a separate account over any given period represent the activity of the same or of different investors. However, the Fund may request that an insurance company cooperate in monitoring transactions to detect potential market timing. There can be no assurance that an insurance company will cooperate in precluding an investor from further purchases of Fund shares. Consistent with applicable laws and agreements, the Fund may stop selling its shares to a separate account to prevent market timing.

The Series' ability to detect harmful trading activity may also be limited by operational and technological limitations and the fact that all purchase, redemption, and exchange orders are received from Guardian.

The Series may revise its policies and procedures at its sole discretion at any time, and without prior notice to investors or contractowners, as it deems necessary or appropriate to better detect and deter harmful trading activity or to comply with state or federal regulatory requirements. In addition, the Series reserves the right, in its discretion for any reason or for no reason, to reject any purchase or exchange, in whole or in part. Mutual funds that invest in foreign securities traded in markets that close before the NYSE may be subject to frequent trading or market timing activity intended to take advantage of changes in market prices between the times when those markets close and the close of the NYSE. The Series employs fair valuation procedures intended to reduce that risk.

How Shares Are Priced

The Fund calculates the NAV of each of its Class I shares by dividing the total value of the assets attributable to Class I, less the liabilities attributable to Class I, by the number of shares of Class I that are outstanding. Shares are valued as of the close of regular trading on the NYSE (generally 4:00 p.m. eastern time) each day the NYSE is open. The Fund will not price its shares on days when the NYSE is closed. In the case of the Victory INCORE Investment Quality Bond VIP Series, Victory INCORE Low Duration Bond VIP Series and Victory High Yield VIP Series, the Funds will not price their shares on days when the NYSE is closed or the bond market is closed. If the Securities Industry and Financial Markets Association ("SIFMA") recommends that government securities dealers close before the close of regular trading on the NYSE (the Alternative Closing Time), the Funds reserve the right to refuse any purchase or redemption order received after the Alternative Closing Time. The Fund values its portfolio securities for which market quotations are readily available at market value. Such securities are valued at the last reported sale price on the principal exchange or market on which they are traded, or, if no sales are reported, at the mean between the closing bid and asked prices. Securities traded on the NASDAQ Stock Market LLC ("NASDAQ") are generally valued at the NASDAQ official closing price, which may not be the last sale price. If the NASDAQ official closing price is not available for a security, that security will generally be valued at the mean between the closing bid and asked prices. Debt securities for which quoted bid prices are readily available are valued by an independent pricing service at the bid price. If the Fund's assets are invested in one or more open-end management investment companies that are registered under the 1940 Act, the Fund's NAV is calculated based upon the NAVs of the registered open-end management investment companies in which the Fund invests.

The Fund values securities and assets at their fair values when a market quotation is not readily available or may be unreliable, as determined in good faith in accordance with guidelines and procedures adopted by the Trust's Board of Trustees. Debt securities for which quoted bid prices are not readily available will be valued by an independent pricing service at an evaluated (or estimated) bid price, or, for debt securities not priced by an independent pricing service, at the bid price provided by an independent broker-dealer or at a calculated price based on the spread to an appropriate benchmark provided by such broker-dealer. The prospectuses for registered open-end investment companies in which the Fund invests explain the circumstances under which those companies will use fair value pricing.

Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars by the application of the exchange rates at the close of the NYSE. Fluctuations in the values of such currencies in relation to the U.S. dollar will affect the NAV of the Fund's shares even if there has not been any change in the values of such securities as quoted in such foreign currencies. Because certain of the securities in which the Fund may invest may trade on days when the Fund does not price its shares, the NAV of the Fund's shares may change on days when shareholders will not be able to purchase or redeem their shares.

Generally, trading in certain securities (such as foreign securities) is substantially completed each day at various times prior to the close of the NYSE. The values of these securities used in determining the NAV of the Fund's shares are computed as of such times. Events materially affecting the values of those securities may occur between such times and the close of the NYSE and therefore may not be reflected in the computation of the NAV. The Fund may determine the fair values of those securities in accordance with the Trust's guidelines and procedures. In addition, if there has been a movement in the U.S. markets that exceeds a specified threshold, the values of Victory RS Large Cap Alpha VIP Series' and Victory RS Small Cap Growth Equity VIP Series' investments in foreign equity securities generally will be determined by an independent pricing service using pricing models designed to estimate likely changes in the values of those securities between the times in which the trading in those securities is substantially completed and the close of the NYSE. For Victory RS International VIP Series, the values of the Fund's investments in foreign equity securities generally will be determined by an independent pricing service using pricing models designed to estimate likely changes in the values of those securities between the times in which the trading in those securities is substantially completed and the close of the NYSE. For Victory RS Emerging Markets VIP Series, the values of the Fund's investments in foreign equity securities generally will be determined by an independent pricing service using pricing models designed to estimate likely changes in the values of those securities between the times in which the trading in those securities is substantially completed and the close of the NYSE. The fair value of one or more of the securities in the portfolio which is used to determine the Fund's NAV could be different from the actual value at which those securities could be sold in the market. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders' investments in the Fund.

Dividends, Distributions, and Taxes

Net investment income and net capital gains that are distributed to separate accounts by the Fund are reinvested in additional shares of the Fund at NAV unless the Fund is informed by a separate account that the distribution should be paid out in cash. The Fund intends to distribute substantially all of its net investment income typically at least once each year and any net capital gains once each year.

The Fund has elected and intends to qualify and be treated each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, and to meet all requirements that are necessary for it to be relieved of federal income taxes on income and gains it distributes to shareholders and to avoid the imposition of excise taxes. The Guardian separate accounts are the shareholders of the Fund for federal income tax purposes. As a regulated investment company, the Fund is generally not subject to federal income tax on its net investment income and net capital gains, if any, that it distributes to shareholders. The Fund intends to distribute substantially all such income and gains.

In order for holders of variable annuity and variable life insurance contracts whose contracts have an interest in Fund shares to receive favorable tax treatment, the Guardian separate accounts that invest in the Fund, as well as the Fund, must meet certain diversification requirements. The Fund intends to diversify its assets in accordance with these requirements. If the Fund does not meet such requirements, income allocable to the contracts will be taxable currently to the contractowners as ordinary income.

In addition, if contractowners have an impermissible level of control over the investments underlying their contracts, it is possible that a contractowner, rather than the insurance company, will be treated as the owner of the assets of the separate account, with the effect that income and gains produced by those assets would be currently included in the contractowner's gross income. Please see the Statement of Additional Information for more information.

Investment income received by the Fund from investments in foreign countries may be subject to foreign withholding and other taxes. In that case, the Fund's yield on those securities would be decreased. Withholding tax rates in countries with which the United States does not have a tax treaty are often as high as 30% or more. The United States has entered into tax treaties with many foreign countries which entitle certain investors (such as the Fund) to a reduced rate of withholding tax (generally 10% to 15%) or to certain exemptions from such tax. The Fund will attempt to qualify for these reduced tax rates or tax exemptions whenever possible. While contractowners will bear the cost of any foreign tax withholding, they will not be able to claim a foreign tax credit or deduction for taxes paid by the Fund.

The foregoing tax discussion is very general. The prospectuses for Guardian's variable annuities and variable life insurance policies provide information about the federal income tax treatment for such contracts. Anyone who is considering allocating, transferring, or withdrawing money held under a Guardian variable contract to or from the Fund should consult a qualified tax adviser.

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Exhibit E

Comparison of Organizational Documents

This chart highlights material differences between the terms of the Agreement and Declaration of Trust and By-Laws of the Acquired Funds and the Trust Instrument and By-Laws of the Acquiring Funds.

Policy	Acquired Funds	Acquiring Funds
Shareholder Liability

Shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable as partners for its obligations. However, the Agreement and Declaration of Trust contains express disclaimers of shareholder liability for acts or obligations of the trust. The Agreement and Declaration of Trust also provides for indemnification out of the assets of a series for any shareholder held personally liable for obligations of such series. Therefore, the possibility that a shareholder could be held liable would be limited to a situation in which the assets of the applicable series had been exhausted.

Shareholders of the trust are protected from liability under Delaware statutory law, which provides that shareholders of a Delaware statutory trust have the same limitation of personal liability as is extended to shareholders of a private corporation for profit incorporated in the state of Delaware.
In addition, any shareholder or former shareholder exposed to liability by reason of a claim or demand relating solely to his or her being or having been a shareholder of the trust, and not because of his acts or omissions or for some other reason, the shareholder or former shareholder (or his or her heirs, executors, administrators, or other legal representatives or in the case of a corporation or other entity, its corporate or other general successor) shall be entitled out of the assets belonging to the applicable series to be held harmless from and indemnified against all loss and expense arising from such claim or demand.
Shareholder Voting Rights	Each whole share is entitled to one vote as to any matter on which it is entitled to vote and each fractional share is entitled to a proportionate fractional vote.
The shareholders have the power to vote (i) for the election of trustees, (ii) to the same extent as the stockholders of a Massachusetts business corporation as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the trust or the shareholders, (iii) with respect to the termination of the trust or any series or class, (iv) with respect to any merger or consolidation of the trust or any series, or share exchange, and (v) with respect to such additional matters relating to the trust as may be required by any registration of the trust with the SEC (or any successor agency) or any state, or as the trustees may consider necessary or desirable.
There is no cumulative voting in the election of trustees.	As determined by the trustees without the vote or consent of shareholders (except as required by the 1940 Act), either (i) each whole share is entitled to one vote as to any matter on which it is entitled to vote, and each fractional share is entitled to a proportionate fractional vote or (ii) each dollar of net asset value shall be entitled to one vote on any matter on which such shares are entitled to vote and each fractional dollar amount shall be entitled to a proportionate fractional vote.
The shareholders have the power to vote (i) for the election or removal of trustees, (ii) with respect to any investment advisory contract as required under the 1940 Act, or other law, contract or order applicable to the trust, (iii) with respect to an amendment of the Trust Instrument as may be required by law or by the trust's registration statement filed with the SEC and on any amendment submitted to them, and (iv) with respect to such additional matters relating to the trust as may be required by law, by the Trust Instrument, or by any registration

Policy	Acquired Funds	Acquiring Funds

On any matter submitted to a vote of shareholders, all shares entitled to vote will be voted in the aggregate as a single class without regard to series or class, except (1) when required by the 1940 Act and (2) when the trustees have determined that the matter affects one or more series or classes materially differently, or (3) when the trustees have determined that the matter affects only the interests of one or more series or classes.

of the trust with the SEC or any state, or as the trustees may consider desirable. Notwithstanding the foregoing, the trustees may take action without a shareholder vote if (i) the trustees have obtained an opinion of counsel that a vote or approval of such action by shareholders is not required under the 1940 Act or any other applicable laws, or any registrations, undertakings, or agreements of the trust known to such counsel, and if the trustees determine that the taking of such action without a shareholder vote would be consistent with the best interests of the shareholders (considered as a group).
There is no cumulative voting in the election of trustees.
On any matter submitted to a vote of shareholders, all shares will be voted separately by individual series, and whenever the trustees determine that the matter affects only certain series, may be submitted for a vote by only such series, except (i) when required by the 1940 Act, shares shall be voted in the aggregate and not by individual series and (ii) when the trustees have determined that the matter affects the interests of more than one series and that voting by shareholders of all series would be consistent with the 1940 Act, then the shareholders of all such series shall be entitled to vote thereon (either by individual series or by shares voted in the aggregate, as the trustees in their discretion may determine). The trustees may also determine that a matter affects only the interests of one or more classes of a series, in which case (or if required under the 1940 Act) such matter shall be voted on by such class or classes.
Shareholder Meetings	The Agreement and Declaration of Trust and By-Laws do not address annual shareholder meetings. Regular shareholder meetings are not required for business trusts under the General Laws of Massachusetts.
Shareholder meetings will be held when called by the trustees for the purpose of taking action on any matter requiring the vote or authority of the shareholders, or for any other matter the trustees deem necessary or desirable.	The Trust Instrument and By-Laws do not address annual shareholder meetings.
Shareholder meetings may be called by the trustees and shall be called by the trustees upon the written request of shareholders owning at least one tenth of the outstanding shares of the trust entitled to vote.

Policy	Acquired Funds	Acquiring Funds
Shareholder Quorum	Except when a larger quorum is required by applicable law, by the By-Laws, or the Agreement and Declaration of Trust, 40% of the shares entitled to vote shall be a quorum, except that where any provision of law or of the Agreement and Declaration of Trust permits or requires that holders of any series or class shall vote as a series or class, then 40% of the aggregate number of shares of that series or class entitled to vote shall be necessary to constitute a quorum for the transaction of business by that series or class. Any lesser number is sufficient for adjournments. Any adjourned session may be held within a reasonable time after the date for the original meeting without further notice.
Except when a larger vote is required by any provision of the Agreement and Declaration of Trust or the By-Laws or by applicable law, when a quorum is present, a majority of the Shares voted shall decide any questions and a plurality shall elect a trustee, provided that where any provision of law or of this Agreement and Declaration of Trust or of the By-Laws permits or requires that the holders of any series or class shall vote as a series or class, then a majority of the shares of that series or class voted on the matter (or a plurality with respect to the election of a trustee) shall decide that matter insofar as that series or class is concerned.	One-third of shares outstanding and entitled to vote in person or by proxy as of the record date for a shareholders' meeting shall be a quorum for the transaction of business at such shareholders' meeting, except that where any provision of law or of the Trust Instrument permits or requires that holders of any series of shares shall vote as a series (or that holders of a class shall vote as a class), then one-third of the aggregate number of shares of that series (or that class) entitled to vote shall be necessary to constitute a quorum.
Any meeting of shareholders may be adjourned from time to time by a majority of the votes properly cast upon the question of adjourning a meeting to another date and time, whether or not a quorum is present. Any adjourned session may be held, within a reasonable time after the date set for the original meeting, without the necessity of further notice.
Except when a larger vote is required by law or by any provision of the Trust Instrument or the By-Laws, a majority of the shares voted in person or by proxy shall decide any questions and a plurality shall elect a trustee, provided that where any provision of law or of this Trust Instrument permits or requires that the holders of any series shall vote as a series (or that the holders of any class shall vote as a class), then a majority of the shares present in person or by proxy of that series (or class), voted on the matter in person or by proxy shall decide that matter insofar as that Series (or class) is concerned.
Shareholder Consent

Any action taken by shareholders may be taken without a meeting if a majority of the shares entitled to vote on the matter (or such larger vote as shall be required by the Agreement and Declaration of Trust or the By-Laws) consent to the action in writing and the consents are filed with the records of the meetings of shareholders. The consent will be treated for all purposes as a vote taken at a meeting of shareholders.

Any action taken by shareholders may be taken without a meeting if all shareholders entitled to vote on the matter consent to the action in writing and the written consents are filed with the records of meetings of shareholders of the trust. The consent will be treated for all purposes as a vote taken at a meeting of shareholders held at the principal place of business of the trust.

Policy	Acquired Funds	Acquiring Funds
Notice to Shareholders of Record Date	Written notice of any meeting of shareholders must be given by the trustees at least 7 days (and not more than 75 days) before the meeting.
The trustees may set a record date for the purpose of determining the shareholders entitled to notice of or to vote at a shareholder meeting. The record date cannot be more than 90 days nor less than 7 days before the date of the meeting.	Written notice shall be sent, by first class mail or such other means determined by the trustees, at least 10 days prior to the meeting.
The trustees may fix in advance a date, not exceeding 90 days preceding the date of any meeting of shareholders as a record date for the determination of the shareholders entitled to notice of, and to vote at, any such meeting.
Shareholder Proxies	Shares may be voted in person or by proxy.
A proxy with respect to shares held in the name of two or more persons will be valid if executed by any one of them unless at or prior to exercise of the proxy the trust receives a specific written notice to the contrary from any one of them. A proxy purporting to be executed by or on behalf of a shareholder will be deemed valid unless challenged at or prior to its exercise and the burden of proving invalidity rests on the challenger.	Shares may be voted in person or by proxy.
A proxy with respect to shares held in the name of two or more persons will be valid if executed by any one of them unless at or prior to exercise of the proxy the trust receives a specific written notice to the contrary from any one of them. A proxy purporting to be exercised by or on behalf of a shareholder will be deemed valid unless challenged at or prior to its exercise and the burden of proving invalidity rests on the challenger.
Trustee Power to Amend Organizational Document

The trustees may amend the Agreement and Declaration of Trust at any time by an instrument in writing signed by a majority of the then trustees. Prior to amending, without shareholder approval, any provisions of the Agreement and Declaration of Trust relating to shares, the trustees must determine that the amendment is consistent with the fair and equitable treatment of all shareholders and that shareholder approval is not otherwise required by the 1940 Act or other applicable law.

The trustees may, without shareholder vote, amend or otherwise supplement the Trust Instrument by making an amendment, a Trust Instrument supplement, or an amended and restated trust instrument; provided that shareholders shall have the right to vote (a) on any amendment as may be required by law or by the trust's registration statement filed with the SEC and (b) on any amendment submitted to them by the trustees.

Termination of Trust	The trust may be terminated at any time by the affirmative vote of shareholders holding at least a majority of the shares entitled to vote, or by the trustees by written notice to shareholders.
Any series of shares may be terminated at any time by a vote of shareholders holding at least a majority of the shares of such series entitled to vote, or by the trustees by written notice to the shareholders of such series.

The trustees may, subject to any necessary shareholder, trustee, and regulatory approvals, enter into a plan of liquidation in order to dissolve and liquidate any series (or class) of the trust, or the trust.

Policy	Acquired Funds	Acquiring Funds
Merger or Consolidation

The trustees may cause the trust or one or more of its series to be merged into or consolidated with another trust or company or the shares exchanged under or pursuant to any state or Federal statute, if any, or otherwise to the extent permitted by law. Such merger or consolidation of share exchange must be authorized by vote of a majority of the outstanding shares of the trust, as a whole, or any affected series, as may be applicable; provided that in all respects not governed by statute or applicable law, the trustees shall have power to prescribe the procedure necessary or appropriate to accomplish a sale of assets, merger, or consolidation.

The trustees may, subject to a vote of a majority of the trustees and any shareholder vote required under the 1940 Act, if any, cause the trust to merge or consolidate with or into one or more trusts, partnerships, associations, limited liability companies, or corporations formed, organized or existing under the laws of a state, commonwealth, possession, or colony of the United States.

Vote Required for Election of Trustees	Except when a larger vote is required by any provision of the Agreement and Declaration of Trust or the By-Laws or by applicable law, when a quorum is present, a plurality shall elect a trustee.	Except when a larger vote is required by law or by any provision of the Trust Instrument, a plurality shall elect a trustee.
Removal of Trustees	Trustees may be removed with or without cause by a majority vote of trustees.

Trustees may be removed at any meeting of shareholders by a vote of shareholders owning at least two-thirds of the outstanding shares of the trust. Any trustee may be removed at any time by written instrument, signed by at least two-thirds of the number of trustees prior to such removal.

Trustee Committees

Trustees may appoint from their own number, and establish and terminate one or more committees consisting of two or more trustees, which may exercise the powers and authority of the trustees to the extent that the trustees determine.

The trustees may establish one or more committees to delegate any of the powers of the trustees to said committees and to adopt a committee charter providing for such responsibilities, membership, and any other characteristics of said committees as the trustees may deem proper.

Trustee Liability	The trustees are not responsible or liable for any neglect or wrongdoing of any officer, agent, employee, manager, or principal underwriter, or for an act or omission of any other trustee. A trustee is not protected against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.
Every act or thing whatsoever executed or done by or on behalf of the trust or the trustees in connection with the trust is conclusively deemed to have been executed or done only with respect to their or his or her capacity as trustees or trustee, and such trustees or trustee shall not be personally liable thereon.

The trustees shall not, when acting in such capacity, be personally liable to any person other than the trust or the shareholders for any act, omission, or obligation of the trust, any trustee or any officer of the trust. The trustees shall not be liable for any act or omission or any conduct whatsoever in his capacity as trustee of the trust, provided that nothing contained herein or in the Delaware Statutory Trust Act ("Delaware Act") shall protect any trustee of the trust against any liability to the trust or to shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the office of trustee of the trust.

Policy	Acquired Funds	Acquiring Funds

Every act or thing whatsoever executed or done by or on behalf of the trust or the trustees in connection with the trust or a series shall include a recitation limiting the obligation represented thereby to the trust or to one or more series and its or their assets.

Trustee Indemnification	Every person who is, or has been, a trustee of the trust is indemnified by the trust against all liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit, or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a trustee and against amounts paid or incurred by him in settlement thereof.
However, no indemnification is provided to a trustee: (a) against any liability to the trust or its shareholders by reason of a final adjudication by the court or other body before which the proceeding was brought that he engaged in willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office; (b) with respect to any matter as to which he shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interest of the trust; (c) in the event of a settlement involving a payment by a trustee or other disposition not involving a final adjudication (as provided in (a) or (b)) and resulting in a payment by a trustee, unless there has been either a determination that such trustee did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office by the court or other body approving the settlement or other disposition or a reasonable determination, based on a review of readily available facts (as opposed to a full trial-type inquiry) that he did not engage in such conduct: (i) by a vote of a majority of the disinterested trustees acting on the matter (provided that a majority of the disinterested trustees then in office act on the matter); or (ii) by written opinion of independent legal counsel.	Every person who is, or has been, a trustee of the trust shall be indemnified by the trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a trustee and against amounts paid or incurred by him in the settlement thereof.
However, no indemnification is provided to a trustee: (i) who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office or (B) not to have acted in good faith in the reasonable belief that his action was in the best interest of the trust; or (ii) in the event of a settlement, unless there has been a determination that such trustee did not engage in willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office, (A) by the court or other body approving the settlement; (B) by at least a majority of those trustees who are neither interested persons of the trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or (C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry).

.

Policy	Acquired Funds	Acquiring Funds
Dividends	No dividend or distribution with respect to the shares of any series shall be effected by the trust other than from assets of such series.

The trustees may from time to time declare and pay dividends or other distributions with respect to any series and/or class of a series. The amount of such dividends or distributions and the payment of them and whether they are in cash or any other trust property shall be wholly in the discretion of the trustees.

Capitalization	The beneficial interest in the trust shall at all times be divided into an unlimited number of shares without par value.	The beneficial interest in the trust shall be divided into an unlimited number of shares. Each share shall have a par value of $0.001.
Number of Trustees and Vacancies	The number of trustees shall be 5, unless such number shall be changed from time to time by written instrument signed by a majority of the trustees, provided, however, that the number of trustees shall in no event be less than 1 nor more than 15. The trustees, by action of a majority of the then trustees at a duly constituted meeting, may fill vacancies. Each trustee serves during the continued lifetime of the trust until he or she dies, resigns, is declared bankrupt or incompetent by a court of appropriate jurisdiction, or is removed, or, if sooner, until the next meeting of shareholders called for the purpose of electing trustees and until the election and qualification of his or her successor.
The shareholders may fix the number of trustees and elect trustees at any meeting of shareholders called by the Trustees for that purpose.
In the event of the death, declination, resignation, retirement, removal, or incapacity of all the then trustees within a short period of time and without the opportunity for at least one trustee being able to appoint additional trustees to fill vacancies, the trust's investment adviser or investment advisers jointly, if there is more than one, are empowered to appoint new trustees subject to the provisions of Section 16(a) of the 1940 Act.	The number of trustees shall be at least 2, and thereafter shall be fixed from time to time by a majority of the trustees, provided, however, that the number of trustees shall in no event be more than 12.
In case of the declination, death, resignation, retirement, removal, physical or mental incapacity, or inability to serve, or if there is an increase in the number of trustees, a vacancy shall occur. Whenever a vacancy in the board of trustees shall occur, the remaining trustees shall fill such vacancy by appointing such other person as they in their discretion see fit, to the extent consistent with the limitations provided under the 1940 Act. In case of a vacancy, the remaining trustees shall fill such vacancy by appointing such other person as they in their discretion shall see fit, to the extent consistent with the limitations provided under the 1940 Act.
An appointment of a trustee may be made by the trustees then in office in anticipation of a vacancy to occur by reason of retirement, resignation, or increase in number of trustees effective at a later date, provided that said appointment shall become effective only at or after the effective date of said retirement, resignation, or increase in the number of trustees.
Independent Chair of the Board	The Agreement and Declaration of Trust and By-Laws do not require an independent chair of the board of trustees.	The Trust Instrument and By-Laws do not require an independent chair of the board of trustees.
Inspection of Books and Records	The original or a copy of the Agreement and Declaration of Trust and of each amendment thereto is kept at the office of the trust where it may be inspected by any shareholder.	The original or a copy of the Trust Instrument and of each amendment thereto is kept at the office of the trust where it may be inspected by any shareholder.

Policy	Acquired Funds	Acquiring Funds
Involuntary Redemption of Accounts

The trust has the right at its option and at any time to redeem shares of any shareholder at the net asset value thereof: (i) if at such time such shareholder owns shares of any series having an aggregate net asset value of less than an amount determined from time to time by the trustees (but not to exceed $40,000); or (ii) to the extent that such shareholder owns shares equal to or in excess of a percentage determined from to time by the trustees of the outstanding shares of the trust or of any series or class.

The trustees may require shareholders to redeem shares for any reason under terms set by the trustees, including, but not limited to, (i) the determination of the trustees that direct or indirect ownership of shares of any series has or may become concentrated in such shareholder to an extent that would disqualify any series as a regulated investment company under the Internal Revenue Code of 1986, as amended, (ii) the failure of a shareholder to supply a tax identification number if required to do so, or to have the minimum investment required, (iii) the failure of a shareholder to make payment when due for the purchase of shares issued to him, or (iv) the shares owned by such shareholder being below the minimum investment set by the trustees, from time to time, for investments in the trust or in such series or classes thereof, as applicable.

Derivative Actions	None	In addition to the requirements set forth in Section 3816 of the Delaware Act, a shareholder may bring a derivative action on behalf of the trust only if the shareholder makes a pre-suit demand upon the trustees to bring the subject action unless an effort to cause the trustees to bring such an action is not likely to succeed (as provided in the Trust Instrument).
Unless a demand is not required, shareholders eligible to bring such derivative action under the Delaware Act who hold at least 10% of the outstanding shares of the trust, or 10% of the outstanding shares of the series or class to which such action relates, shall join in the request for the trustees to commence such action; and the trustees must be afforded a reasonable amount of time to consider such shareholder request and to investigate the basis of such claim. The trustees shall be entitled to retain counsel or other advisors in considering the merits of the request and shall require an undertaking by the shareholders making such request to reimburse the trust for the expense of any such advisors in the event that the trustees determine not to bring such action.

Exhibit F

PRINCIPAL HOLDERS

To the knowledge of the Acquired Funds, the following are the only persons who owned of record or beneficially five percent or more of the outstanding shares of each Acquired Fund, as of March 1, 2016.

Fund Name	Share Class	Name and Address of Beneficial Owner	Percentage of Share Class
RS EMERGING MARKETS VIP SERIES	I	THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: VA-60NQ 7 HANOVER SQUARE NEW YORK, NY 10004	6.93%
RS EMERGING MARKETS VIP SERIES	I	THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: VA-62NQ 7 HANOVER SQUARE NEW YORK, NY 10004	25.57%
RS EMERGING MARKETS VIP SERIES	I	THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: VA E-VA 72 7 HANOVER SQUARE NEW YORK, NY 10004	20.71%
RS EMERGING MARKETS VIP SERIES	I	THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: K-PA12 7 HANOVER SQUARE NEW YORK, NY 10004	6.03%
RS EMERGING MARKETS VIP SERIES	I	THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC. 7 HANOVER SQUARE NEW YORK, NY 10004	6.11%
RS EMERGING MARKETS VIP SERIES	I	THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC. 7 HANOVER SQUARE NEW YORK, NY 10004	13.73%
RS EMERGING MARKETS VIP SERIES	I	THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: B-SHARE S/A R 08B 7 HANOVER SQUARE NEW YORK, NY 10004	5.35%

Fund Name	Share Class	Name and Address of Beneficial Owner	Percentage of Share Class
RS EMERGING MARKETS VIP SERIES	I	THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: B-SHARE 0B9 7 HANOVER SQUARE NEW YORK, NY 10004	6.59%
RS HIGH YIELD VIP SERIES	I	THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: E-VA203 7 HANOVER SQUARE NEW YORK, NY 10004	10.60%
RS HIGH YIELD VIP SERIES	I	THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A D VA 403 7 HANOVER SQUARE NEW YORK, NY 10004	7.18%
RS HIGH YIELD VIP SERIES	I	THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC. 7 HANOVER SQUARE NEW YORK, NY 10004	38.50%
RS HIGH YIELD VIP SERIES	I	THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC. 7 HANOVER SQUARE NEW YORK, NY 10004	31.47%
RS INTERNATIONAL GROWTH VIP SERIES	I	THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: VA-44 N 7 HANOVER SQUARE NEW YORK, NY 10004	21.96%
RS INTERNATIONAL GROWTH VIP SERIES	I	THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: E-VA 71 7 HANOVER SQUARE NEW YORK, NY 10004	10.62%
RS INTERNATIONAL GROWTH VIP SERIES	I	THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC. 7 HANOVER SQUARE NEW YORK, NY 10004	28.98%

Fund Name	Share Class	Name and Address of Beneficial Owner	Percentage of Share Class
RS INTERNATIONAL GROWTH VIP SERIES	I	THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC. 7 HANOVER SQUARE NEW YORK, NY 10004	23.77%
RS INVESTMENT QUALITY BOND VIP SERIES	I	THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: C-AP4 7 HANOVER SQUARE NEW YORK, NY 10004	19.58%
RS INVESTMENT QUALITY BOND VIP SERIES	I	THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC. 7 HANOVER SQUARE NEW YORK, NY 10004	16.20%
RS INVESTMENT QUALITY BOND VIP SERIES	I	THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: B-SHARE S/A R 08B 7 HANOVER SQUARE NEW YORK, NY 10004	22.23%
RS INVESTMENT QUALITY BOND VIP SERIES	I	THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: L-SHARE S/A R 08L 7 HANOVER SQUARE NEW YORK, NY 10004	11.21%
RS INVESTMENT QUALITY BOND VIP SERIES	I	THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: B-SHARE 0B9 7 HANOVER SQUARE NEW YORK, NY 10004	12.98%
RS LARGE CAP ALPHA VIP SERIES	I	THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC. VA 22 7 HANOVER SQUARE NEW YORK, NY 10004	6.62%
RS LARGE CAP ALPHA VIP SERIES	I	THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: VL3 7 HANOVER SQUARE NEW YORK, NY 10004	6.92%

Fund Name	Share Class	Name and Address of Beneficial Owner	Percentage of Share Class
RS LARGE CAP ALPHA VIP SERIES	I	THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: D-VA34 NON-QUAL 7 HANOVER SQUARE NEW YORK, NY 10004	23.27%
RS LARGE CAP ALPHA VIP SERIES	I	THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: KPA3 7 HANOVER SQUARE NEW YORK, NY 10004	9.24%
RS LARGE CAP ALPHA VIP SERIES	I	THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: E-VA 68 7 HANOVER SQUARE NEW YORK, NY 10004	8.77%
RS LARGE CAP ALPHA VIP SERIES	I	THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC. 7 HANOVER SQUARE NEW YORK, NY 10004	5.53%
RS LARGE CAP ALPHA VIP SERIES	I	THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: B-SHARE S/A R 08B 7 HANOVER SQUARE NEW YORK, NY 10004	21.58%
RS LARGE CAP ALPHA VIP SERIES	I	THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: L-SHARE S/A R 08L 7 HANOVER SQUARE NEW YORK, NY 10004	11.04%
RS LOW DUR BOND VIP SERIES	I	THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: B-SHARE S/A R 08B 7 HANOVER SQUARE NEW YORK, NY 10004	40.71%
RS LOW DUR BOND VIP SERIES	I	THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: L-SHARE S/A R 08L 7 HANOVER SQUARE NEW YORK, NY 10004	20.79%

Fund Name	Share Class	Name and Address of Beneficial Owner	Percentage of Share Class
RS LOW DUR BOND VIP SERIES	I	THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: B-SHARE 0B9 7 HANOVER SQUARE NEW YORK, NY 10004	26.15%
RS LOW DUR BOND VIP SERIES	I	THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: L-SHARE 0L0 7 HANOVER SQUARE NEW YORK, NY 10004	5.75%
RS S&P 500 INDEX VIP SERIES	I	THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: E-VA201 7 HANOVER SQUARE NEW YORK, NY 10004	8.83%
RS S&P 500 INDEX VIP SERIES	I	THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A N SVUL 201 7 HANOVER SQUARE NEW YORK, NY 10004	7.69%
RS S&P 500 INDEX VIP SERIES	I	THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A D VA 401 7 HANOVER SQUARE NEW YORK, NY 10004	6.45%
RS S&P 500 INDEX VIP SERIES	I	THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC. 7 HANOVER SQUARE NEW YORK, NY 10004	24.53%
RS S&P 500 INDEX VIP SERIES	I	THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC. 7 HANOVER SQUARE NEW YORK, NY 10004	26.68%
RS S&P 500 INDEX VIP SERIES	I	THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: B-SHARE S/A R 08B 7 HANOVER SQUARE NEW YORK, NY 10004	15.10%

Fund Name	Share Class	Name and Address of Beneficial Owner	Percentage of Share Class
RS SMALL CAP GROWTH EQUITY VIP SERIES	I	THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: E-VA 70 7 HANOVER SQUARE NEW YORK, NY 10004	30.04%
RS SMALL CAP GROWTH EQUITY VIP SERIES	I	THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: K-PA13 7 HANOVER SQUARE NEW YORK, NY 10004	8.48%
RS SMALL CAP GROWTH EQUITY VIP SERIES	I	THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: D-VA84NQ 7 HANOVER SQUARE NEW YORK, NY 10004	22.03%
RS SMALL CAP GROWTH EQUITY VIP SERIES	I	THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC. 7 HANOVER SQUARE NEW YORK, NY 10004	8.65%
RS SMALL CAP GROWTH EQUITY VIP SERIES	I	THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC. 7 HANOVER SQUARE NEW YORK, NY 10004	12.06%

Guardian Investor Services LLC ("GIS") owns a majority of the outstanding interests in RS Investments. GIS is a wholly-owned subsidiary of The Guardian Life Insurance Company of America, a New York mutual insurance company ("Guardian Life"). From time to time, RS Investments or its affiliates, including GIS and Guardian Life, may beneficially own more than 25% of the outstanding shares of certain Acquired Funds, and thus may be deemed to "control" such funds within the meaning of Section 2(a)(9) of the Investment 1940 Act. To the best of its knowledge, RS Investments is not aware of any other shareholders who beneficially own more than 25% of the outstanding shares of any Acquired Fund as of March 1, 2016.

Exhibit G

FINANCIAL HIGHLIGHTS OF THE ACQUIRED FUNDS

The "Financial Highlights" tables below are intended to help you understand each Acquired Fund's financial performance for the past five fiscal years. Certain information reflects financial results for a single Acquired Fund share. "Total Return" in the table represents the rate at which an investor would have made or lost money in an investment in the Acquired Fund (assuming the reinvestment of all distributions). The financial highlights for each of the Acquired Funds have been audited by the Acquired Funds' independent registered public accounting firm, PricewaterhouseCoopers LLP, whose report, along with such Funds' financial statements, is included in the Acquired Funds' annual reports to shareholders, which is available on request, or online at www.rsinvestments.com/VIP.htm.

RS Large Cap Alpha VIP Series
Financial Highlights

	Net Asset Value, Beginning of Period	Net Investment Income		Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions	Net Asset Value, End of Period
Year Ended 12/31/15	$50.63	$0.60	(1)	$(1.64)	$(1.04)	$(0.67)	$(4.66)	$(5.33)	$44.26
Year Ended 12/31/14	51.52	0.73		6.21	6.94	(0.71)	(7.12)	(7.83)	50.63
Year Ended 12/31/13	39.00	0.63		14.40	15.03	(0.63)	(1.88)	(2.51)	51.52
Year Ended 12/31/12	34.15	0.79		4.85	5.64	(0.79)	—	(0.79)	39.00
Year Ended 12/31/11	38.03	0.36		(3.88)	(3.52)	(0.36)	—	(0.36)	34.15

Distributions reflect actual per-share amounts distributed for the period.

(1)  Calculated based on the average shares outstanding during the period.

(2)  Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.'s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

(3)  Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income to Average Net Assets include the effect of fee waivers and expense limitations and exclude the effect of custody credits, if applicable.

	Total Return(2)	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets(3)	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income to Average Net Assets(3)	Gross Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate
Year Ended 12/31/15	(2.01)%	$1,015,821	0.55%	0.55%	1.20%	1.20%	47%
Year Ended 12/31/14	13.58	1,148,698	0.55	0.55	1.27	1.27	56
Year Ended 12/31/13	38.71	1,154,305	0.54	0.54	1.24	1.24	48
Year Ended 12/31/12	16.52	972,252	0.55	0.55	2.02	2.02	63
Year Ended 12/31/11	(9.22)	875,104	0.57	0.57	0.98	0.98	51

RS Small Cap Growth Equity VIP Series
Financial Highlights

	Net Asset Value, Beginning of Period	Net Investment Loss		Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions	Net Asset Value, End of Period
Year Ended 12/31/15	$17.47	$(0.10	)(1)	$0.24	$0.14	$—	$(3.00)	$(3.00)	$14.61
Year Ended 12/31/14	18.87	(0.10)		1.98	1.88	—	(3.28)	(3.28)	17.47
Year Ended 12/31/13	14.83	(0.10)		7.39	7.29	—	(3.25)	(3.25)	18.87
Year Ended 12/31/12	12.84	(0.07)		2.06	1.99	—	—	—	14.83
Year Ended 12/31/11	13.14	(0.09)		(0.21)	(0.30)	—	—	—	12.84

Distributions reflect actual per-share amounts distributed for the period.

(1)  Calculated based on the average shares outstanding during the period.

(2)  Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.'s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

(3)  Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Loss to Average Net Assets include the effect of fee waivers and expense limitations and exclude the effect of custody credits, if applicable.

	Total Return(2)	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets(3)	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Loss to Average Net Assets(3)	Gross Ratio of Net Investment Loss to Average Net Assets	Portfolio Turnover Rate
Year Ended 12/31/15	0.62%	$106,962	0.88%	0.88%	(0.54)%	(0.54)%	88%
Year Ended 12/31/14	10.13	118,144	0.86	0.86	(0.60)	(0.60)	95
Year Ended 12/31/13	50.13	120,565	0.85	0.85	(0.59)	(0.59)	101
Year Ended 12/31/12	15.50	88,116	0.88	0.88	(0.46)	(0.46)	98
Year Ended 12/31/11	(2.28)	85,224	0.86	0.86	(0.63)	(0.63)	97

RS International VIP Series
Financial Highlights

	Net Asset Value, Beginning of Period	Net Investment Income		Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions	Net Asset Value, End of Period
Year Ended 12/31/15	$14.63	$0.31	(1)	$(0.19)	$0.12	$(0.32)	$(0.04)	$(0.36)	$14.39
Year Ended 12/31/14	17.26	0.39		(1.30)	(0.91)	(0.35)	(1.37)	(1.72)	14.63
Year Ended 12/31/13	19.88	0.33		3.44	3.77	(0.31)	(6.08)	(6.39)	17.26
Year Ended 12/31/12	16.99	0.23		2.88	3.11	(0.22)	—	(0.22)	19.88
Year Ended 12/31/11	19.68	0.27		(2.58)	(2.31)	(0.22)	(0.16)	(0.38)	16.99

Distributions reflect actual per-share amounts distributed for the period.

(1)  Calculated based on the average shares outstanding during the period.

(2)  Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.'s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

(3)  Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income to Average Net Assets include the effect of fee waivers and expense limitations and exclude the effect of custody credits, if applicable.

(4)  The portfolio turnover rate was significantly higher than in prior periods due to trading in the Fund by the Fund's new portfolio management team, effective as of July 1, 2013.

	Total Return(2)	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets(3)	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income to Average Net Assets(3)	Gross Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate
Year Ended 12/31/15	0.84%	$185,028	0.92%	0.92%	2.00%	2.00%	117%
Year Ended 12/31/14	(5.30)	203,530	0.92	0.92	2.23	2.23	193
Year Ended 12/31/13	20.11	234,653	0.92	0.92	1.45	1.45	205	(4)
Year Ended 12/31/12	18.35	220,996	0.92	0.92	1.18	1.18	21
Year Ended 12/31/11	(11.65)	208,247	0.91	0.91	1.40	1.40	14

RS Emerging Markets VIP Series
Financial Highlights

	Net Asset Value, Beginning of Period	Net Investment Income		Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions	Increase from Contribution by Adviser
Year Ended 12/31/15	$13.81	$0.13	(1)	$(1.89)	$(1.76)	$(0.06)	$—	$(0.06)	$—
Year Ended 12/31/14	14.79	0.14		(0.70)	(0.56)	(0.15)	(0.27)	(0.42)	—
Year Ended 12/31/13	18.02	0.14		(0.94)	(0.80)	(0.04)	(2.51)	(2.55)	0.12
Year Ended 12/31/12	16.56	0.09		2.15	2.24	(0.13)	(0.65)	(0.78)	—
Year Ended 12/31/11	24.48	0.09		(5.30)	(5.21)	—	(2.71)	(2.71)	—

Distributions reflect actual per-share amounts distributed for the period.

(1)  Calculated based on the average shares outstanding during the period.

(2)  Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.'s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

(3)  Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income to Average Net Assets include the effect of fee waivers and expense limitations and exclude the effect of custody credits, if applicable.

(4)  Without the effect of the contribution by the adviser, total return would have been (4.00)%.

(5)  The portfolio turnover rate was significantly higher than in prior periods due to trading in the Fund by the Fund's new portfolio management team, effective as of March 1, 2013.

	Net Asset Value, End of Period	Total Return(2)		Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets(3)	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income to Average Net Assets(3)	Gross Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate
Year Ended 12/31/15	$11.99	(12.74)%		$48,426	1.35%	1.35%	0.92%	0.92%	123%
Year Ended 12/31/14	13.81	(3.71)		62,782	1.35	1.35	0.94	0.94	135
Year Ended 12/31/13	14.79	(3.47	)(4)	74,908	1.33	1.33	0.91	0.91	248	(5)
Year Ended 12/31/12	18.02	13.59		92,080	1.27	1.27	0.66	0.66	47
Year Ended 12/31/11	16.56	(20.97)		97,133	1.19	1.19	0.60	0.60	41

RS Investment Quality Bond VIP Series
Financial Highlights

	Net Asset Value, Beginning of Period	Net Investment Income		Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions	Net Asset Value, End of Period
Year Ended 12/31/15	$12.38	$0.31	(1)	$(0.27)	$0.04	$(0.32)	$(0.12)	$(0.44)	$11.98
Year Ended 12/31/14	12.18	0.38		0.30	0.68	(0.38)	(0.10)	(0.48)	12.38
Year Ended 12/31/13	12.78	0.34		(0.54)	(0.20)	(0.34)	(0.06)	(0.40)	12.18
Year Ended 12/31/12	12.57	0.38		0.42	0.80	(0.38)	(0.21)	(0.59)	12.78
Year Ended 12/31/11	12.32	0.49		0.38	0.87	(0.49)	(0.13)	(0.62)	12.57

Distributions reflect actual per-share amounts distributed for the period.

(1)  Calculated based on the average shares outstanding during the period.

(2)  Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.'s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

(3)  Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income to Average Net Assets include the effect of fee waivers and expense limitations and exclude the effect of custody credits, if applicable.

	Total Return(2)	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets(3)	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income to Average Net Assets(3)	Gross Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate
Year Ended 12/31/15	0.33%	$755,696	0.56%	0.56%	2.47%	2.47%	41%
Year Ended 12/31/14	5.55	802,377	0.56	0.56	2.93	2.93	47
Year Ended 12/31/13	(1.63)	794,727	0.56	0.56	2.72	2.72	199
Year Ended 12/31/12	6.37	760,801	0.56	0.56	2.97	2.97	135
Year Ended 12/31/11	7.08	671,882	0.57	0.57	3.75	3.75	102

RS Low Duration Bond VIP Series
Financial Highlights

	Net Asset Value, Beginning of Period	Net Investment Income		Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains		Total Distributions	Net Asset Value, End of Period
Year Ended 12/31/15	$10.22	$0.14	(1)	$(0.09)	$0.05	$(0.14)	$—		$(0.14)	$10.13
Year Ended 12/31/14	10.30	0.18		(0.08)	0.10	(0.18)	—		(0.18)	10.22
Year Ended 12/31/13	10.45	0.17		(0.15)	0.02	(0.17)	—	(4)	(0.17)	10.30
Year Ended 12/31/12	10.33	0.20		0.12	0.32	(0.20)	—	(4)	(0.20)	10.45
Year Ended 12/31/11	10.39	0.25		(0.05)	0.20	(0.25)	(0.01)		(0.26)	10.33

Distributions reflect actual per-share amounts distributed for the period.

(1)  Calculated based on the average shares outstanding during the period.

(2)  Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.'s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

(3)  Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income to Average Net Assets include the effect of fee waivers and expense limitations and exclude the effect of custody credits, if applicable.

(4)  Rounds to $0.00 per share.

	Total Return(2)	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets(3)	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income to Average Net Assets(3)	Gross Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate
Year Ended 12/31/15	0.47%	$276,164	0.53%	0.53%	1.33%	1.33%	38%
Year Ended 12/31/14	0.92	265,514	0.55	0.55	1.74	1.74	39
Year Ended 12/31/13	0.24	243,986	0.55	0.55	1.75	1.75	60
Year Ended 12/31/12	3.16	209,164	0.56	0.56	2.17	2.17	66
Year Ended 12/31/11	1.91	146,318	0.57	0.57	2.71	2.71	58

RS High Yield VIP Series
Financial Highlights

	Net Asset Value, Beginning of Period	Net Investment Income		Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Return of Capital	Total Distributions
Year Ended 12/31/15	$6.90	$0.43	(1)	$(0.75)	$(0.32)	$(0.44)	$—	$(0.01)	$(0.45)
Year Ended 12/31/14	7.70	0.50		(0.56)	(0.06)	(0.53)	(0.21)	—	(0.74)
Year Ended 12/31/13	7.71	0.54		(0.01)	0.53	(0.54)	—	—	(0.54)
Year Ended 12/31/12	7.19	0.53		0.52	1.05	(0.53)	—	—	(0.53)
Year Ended 12/31/11	7.51	0.63		(0.32)	0.31	(0.63)	—	—	(0.63)

Distributions reflect actual per-share amounts distributed for the period.

(1)  Calculated based on the average shares outstanding during the period.

(2)  Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.'s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

(3)  Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income to Average Net Assets include the effect of fee waivers and expense limitations and exclude the effect of custody credits, if applicable.

	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets(3)	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income to Average Net Assets(3)	Gross Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate
Year Ended 12/31/15	$6.13	(4.58)%	$38,503	0.89%	0.89%	6.15%	6.15%	148%
Year Ended 12/31/14	6.90	(0.84)	44,533	0.82	0.82	5.68	5.68	212
Year Ended 12/31/13	7.70	6.94	62,379	0.74	0.74	5.90	5.90	92
Year Ended 12/31/12	7.71	14.57	72,372	0.76	0.76	6.56	6.56	91
Year Ended 12/31/11	7.19	4.19	67,455	0.74	0.74	7.22	7.22	92

RS S&P 500 Index VIP Series
Financial Highlights

	Net Asset Value, Beginning of Period	Net Investment Income		Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions	Net Asset Value, End of Period
Year Ended 12/31/15	$14.97	$0.27	(1)	$(0.12)	$0.15	$(0.28)	$—	$(0.28)	$14.84
Year Ended 12/31/14	13.43	0.24	(1)	1.56	1.80	(0.26)	—	(0.26)	14.97
Year Ended 12/31/13	10.35	0.23		3.08	3.31	(0.23)	—	(0.23)	13.43
Year Ended 12/31/12	9.12	0.20		1.23	1.43	(0.20)	—	(0.20)	10.35
Year Ended 12/31/11	9.12	0.17		—	0.17	(0.17)	—	(0.17)	9.12

Distributions reflect actual per-share amounts distributed for the period.

(1)  Calculated based on the average shares outstanding during the period.

(2)  Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.'s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

(3)  Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income to Average Net Assets include the effect of fee waivers and expense limitations and exclude the effect of custody credits, if applicable.

	Total Return(2)	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets(3)	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income to Average Net Assets(3)	Gross Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate
Year Ended 12/31/15	1.03%	$118,752	0.28%	0.39%	1.75%	1.64%	3%
Year Ended 12/31/14	13.42	129,723	0.28	0.37	1.73	1.64	3
Year Ended 12/31/13	32.01	133,040	0.28	0.36	1.80	1.72	2
Year Ended 12/31/12	15.68	112,834	0.28	0.41	1.97	1.84	3
Year Ended 12/31/11	1.95	100,293	0.28	0.38	1.76	1.66	3

STATEMENT OF ADDITIONAL INFORMATION

March 23, 2016

Acquisition of the assets of

RS Large Cap Alpha VIP Series

RS Small Cap Growth Equity VIP Series

RS International VIP Series

RS Emerging Markets VIP Series

RS Investment Quality Bond VIP Series

RS Low Duration Bond VIP Series

RS High Yield VIP Series

RS S&P 500 Index VIP Series

each a series portfolio of RS VARIABLE PRODUCTS TRUST

One Bush Street, Suite 900

San Francisco, California 94104

Telephone No: 1-800-766-3863

In exchange for shares of the corresponding shares of

Victory RS Large Cap Alpha VIP Series

Victory RS Small Cap Growth Equity VIP Series

Victory RS International VIP Series

Victory RS Emerging Markets VIP Series

Victory INCORE Investment Quality Bond VIP Series

Victory INCORE Low Duration Bond VIP Series

Victory High Yield VIP Series

Victory S&P 500 Index VIP Series

Each a series portfolio of VICTORY VARIABLE INSURANCE FUNDS

4900 Tiedeman Road

Brooklyn, OH 44144

1-800-539-3863

This Statement of Additional Information (“SAI”), dated March 23, 2016, is not a prospectus. A prospectus/proxy statement dated March 23, 2016 related to the above-referenced matter (a “Prospectus/Proxy Statement”) may be obtained from Victory Variable Insurance Funds on behalf of each of the funds of Victory Variable Insurance Funds listed above (each a “Fund” and collectively, the “Funds”), by writing or calling Victory Variable Insurance Funds at the address and telephone number shown above.

GENERAL INFORMATION

Victory Variable Insurance Funds (the “Trust”) was organized as a Delaware statutory trust (formerly referred to as a “business trust”) on February 11, 1998 under the name “The Victory Variable Funds.” The Trust’s Certificate of Trust was amended on October 15, 1998 to reflect its current name, “Victory Variable Insurance Funds.” The Trust is an open-end management investment company. The Trust currently consists of 9 series. This SAI relates to the shares of 8 Funds. These Funds have been newly formed for the purposes of completing the reorganizations (“Reorganizations”) with the 8 corresponding series of RS Variable Products Trust, a registered investment company (each such series, an “RS Fund” or a “Predecessor Fund”). The Funds, which have no assets or liabilities, will commence operations upon the completion of the Reorganization. Upon completion of the reorganizations, the Class I shares of the Funds, as applicable, will assume the performance, financial and other historical information of the Class I shares of the Predecessor Funds, respectively. Information presented for periods prior to the date of this SAI reflects, where applicable, the historical information of the Predecessor Funds.

Much of the information contained in this SAI expands on subjects discussed in the Prospectus/Proxy Statement.

SAI-1

Capitalized terms not defined herein are used as defined in the Prospectus/Proxy Statement. No investment in shares of a Fund should be made without first reading the Prospectus/Proxy Statement.

RS FUNDS INFORMATION INCORPORATED BY REFERENCE

The following documents are incorporated by referenced into this SAI:

The SAI of the RS Funds, dated May 1, 2015 (File No. 333-135544), filed with the Securities and Exchange Commission on April 30, 2015, as supplemented through the date of the Prospectus/Proxy Statement. Additional copies of the foregoing Statement of Additional Information of the RS Funds may be obtained by writing Park Avenue Securities LLC, 7 Hanover Square, New York, New York 10004, or by calling 1-800-221-3253.

The Annual Report of the RS Funds, dated December 31, 2015 (File No. 333-135544), filed with the Securities and Exchange Commission on March 9, 2016.

The Semi-Annual Report of the RS Funds, dated June 30, 2015 (File No. 033-16439), filed with the Securities and Exchange Commission on September 4, 2015.

This Statement of Additional Information does not contain financial statements or pro forma financial statements for the Acquiring Funds because the Acquiring Funds will not commence operations until the consummation of the Reorganizations, at which time each Acquiring Fund will assume the performance, financial and other historical information of its corresponding Acquired Fund. In each Reorganization, the Acquired Funds will be the accounting survivor.

FINANCIAL INFORMATION

This SAI does not contain financial statements or pro forma financial statements for the Funds because the Funds will not commence operations until the consummation of the Reorganizations, at which time each Fund will assume the performance, financial and other historical information of its corresponding RS Fund.

TABLE OF CONTENTS

PAGE

GENERAL INFORMATION	SAI-3
INVESTMENT OBJECTIVES, POLICIES AND LIMITATIONS	SAI-3
INVESTMENT PRACTICES, INSTRUMENTS AND RISKS	SAI-6
ADDITIONAL RISK FACTORS AND SPECIAL CONSIDERATIONS	SAI-32
SPECIAL RISK RELATED TO CYBER SECURITY	SAI-34
DETERMINING NET ASSET VALUE (“NAV”) AND VALUING PORTFOLIO SECURITIES	SAI-34
PERFORMANCE	SAI-36
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION	SAI-38
DIVIDENDS AND DISTRIBUTIONS	SAI-39
TAXES	SAI-39
MANAGEMENT OF THE TRUST	SAI-41
ADVISORY AND OTHER CONTRACTS	SAI-47
ADDITIONAL INFORMATION	SAI-62
DESCRIPTION OF SECURITIES RATINGS	A-1
SUMMARY OF PROXY VOTING POLICIES AND PROCEDURES	B-1

SAI-2

GENERAL INFORMATION

Victory Variable Insurance Funds (the “Trust”) was organized as a Delaware statutory trust (formerly referred to as a “business trust”) on February 11, 1998 under the name “The Victory Variable Funds.” The Trust’s Certificate of Trust was amended on September 16, 2015 to reflect its current name, “Victory Variable Insurance Funds.” The Trust is an open-end management investment company consisting of 9 series issuing units of beneficial interest (“shares”).

This SAI relates to the shares of 8 series of the Trust (each a “Fund,” and collectively, the “Funds”) and their respective class.  Each Fund is an open-end, management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Funds were formed for the purposes of completing the reorganizations (“Reorganizations”) with 8 corresponding Predecessor Funds, each a series of RS Variable Products Trust, a registered investment company. The Reorganizations are proposed in connection with the acquisition of RS Investment Management Co. LLC (“RS Investments”), the investment adviser to the Predecessor Funds by the parent company of Victory Capital Management Inc. (“Victory Capital” or the “Adviser”). The Adviser is the investment adviser to each Fund.  The Funds, which have no assets or liabilities, will commence operations upon the completion of the Reorganizations.  Upon the completion of the Reorganizations the Class I shares of the Funds are expected to assume the performance, financial and other historical information of, respectively, of the Class I shares of the Predecessor Funds. Information presented for periods prior to the date of this SAI reflects, where applicable, the historical information of the Predecessor Funds as if the Reorganizations had occurred as of the date of this SAI.

Much of the information contained in this SAI expands on subjects discussed in the Proxy Statement/Prospectus (referred to in this SAI as the “Prospectus”). Capitalized terms not defined herein are used as defined in the Prospectus. No investment in shares of a Fund should be made without first reading the Prospectus.

INVESTMENT OBJECTIVES, POLICIES AND LIMITATIONS

Investment Objectives.

Each Fund’s investment objective is non-fundamental. There can be no assurance that a Fund will achieve its investment objective.

Investment Policies and Limitations of the Funds.

The investment policies of a Fund may be changed without an affirmative vote of the holders of a majority of that Fund’s outstanding voting securities unless a policy is expressly deemed to be a fundamental policy of the Fund, changeable only by a shareholder vote. A Fund may, with notice to its shareholders, employ other investment practices that presently are not contemplated for use by the Fund or that currently are not available but that may be developed to the extent such investment practices are both consistent with the Fund’s investment objective and legally permissible for the Fund. Such investment practices, if they arise, may involve risks that exceed those involved in the activities described in the Prospectus.

A Fund’s classification and sub-classification is a matter of fundamental policy. Each Fund is classified as an open-end investment company. Each of the Funds are sub-classified as diversified investment companies.

Each of the Funds is a “diversified” investment company under the 1940 Act. This means that, with respect to 75% of a Fund’s total assets, the Fund may not invest in securities of any issuer if, immediately after such investment, (i) more than 5% of the total assets of the Fund (taken at current value) would be invested in the securities of that issuer or (ii) more than 10% of the outstanding voting securities of the issuer would be held by the Fund (this limitation does not apply to investments in U.S. Government securities). A Fund is not subject to this limitation with respect to the remaining 25% of its total assets.

Under the United States Internal Revenue Code of 1986, as amended (the “Code”), to qualify as a regulated investment company, a Fund must meet certain diversification requirements as determined at the close of each quarter of each taxable year. For instance, no more than 25% of a Fund’s assets can be invested in the securities of any one issuer other than U.S. Government securities and securities of other regulated investment companies, or of two or more issuers which the regulated investment company controls and which are engaged in the same, similar,

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or related trades or businesses. In addition, at least 50% of the market value of the Fund’s assets must be represented by cash or cash items, U.S. government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer.

The policies and limitations stated in this SAI supplement the Funds’ investment policies set forth in the Prospectus. Unless otherwise noted, all percentage limitations on investments in this SAI apply at the time of investment and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of the investment. (As a result, the actual investments making up a Fund’s portfolio at a particular time may not comport with any such limitation due to increases or decreases in the values of securities held by the Fund.) If at any time the investment adviser determines that the value of illiquid securities held by a Fund exceeds 15% of its net asset value (“NAV”), the investment adviser will take such steps as it considers appropriate to reduce the percentage as soon as reasonably practicable; the Funds may, however, hold any such investments for a substantial period of time.

Subject to the limitations set forth herein and in the Prospectus, each Fund’s portfolio manager may, in its discretion, at any time, employ any of the following practices, techniques or instruments for the Funds. The Funds may, following notice to their shareholders, take advantage of other investment practices that presently are not contemplated for use by the Funds or that currently are not available but that may be developed, to the extent such investment practices are both consistent with a Fund’s investment objective and are legally permissible for the Fund. Such investment practices, if they arise, may involve risks that exceed those involved in the activities described in the Prospectus and this SAI.

Fundamental Investment Policies and Limitations of the Funds.

The following investment limitations are fundamental and may not be changed without the affirmative vote of the holders of a majority of the Fund’s outstanding shares, as defined under the 1940 Act.

1. Senior Securities.

Each Fund may not issue senior securities, except as permitted under the 1940 Act, and as interpreted or modified from time to time by regulatory authorities having jurisdiction.

The Securities and Exchange Commission (the “SEC”) takes the position that transactions that have the effect of increasing the leverage of the capital structure of a fund are the economic equivalent of borrowing, and they can be viewed as a type of borrowing known as a “senior security” for purposes of the 1940 Act. Examples of such transactions and trading practices include reverse repurchase agreements; mortgage-dollar-roll transactions; selling securities short (other than selling short “against the box”); buying and selling certain derivatives contracts, such as futures contracts; writing or selling put and call options; engaging in sale-buybacks; firm commitment and standby commitment agreements; when-issued, delayed delivery and forward commitment transactions; and other similar transactions. A transaction will not be considered to constitute the issuance by a fund of a “senior security,” as that term is defined in Section 18(g) of the 1940 Act, and therefore such transaction will not be subject to the 300% minimum asset coverage requirement otherwise applicable to borrowings by a fund, if the fund maintains an offsetting financial position by segregating liquid assets (as determined by the adviser under the general oversight of the fund board) at least equal to the value of the fund’s potential economic exposure as measured daily on a mark-to-market basis; or otherwise “covers” the transaction in accordance with applicable SEC guidance (collectively defined as “covers” the transaction). In order to comply with the applicable regulatory requirements regarding cover, a fund may be required to buy or sell securities at a disadvantageous time or when the prices then available are deemed disadvantageous. In addition, segregated assets may not be readily available to satisfy redemption requests or for other purposes.

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2. Underwriting.

Each Fund may not underwrite securities issued by others, except to the extent that a Fund may be considered an underwriter within the meaning of the Securities Act of 1933, as amended (the “Securities Act”), in the disposition of restricted securities.

3. Borrowing.

Each Fund may not borrow money, except as permitted under the 1940 Act, or by order of the SEC and as interpreted or modified from time to time by regulatory authorities having jurisdiction.

A Fund’s ability to borrow money is limited by its investment policies and limitations, by the 1940 Act, and by applicable exemptions, no action letters, interpretations, and other pronouncements issued from time to time by regulatory authorities, including the SEC and its staff. Under the 1940 Act, a Fund is required to maintain continuous asset coverage (that is, total assets including the proceeds of borrowings, less liabilities excluding borrowings) of not less than 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the Fund’s total assets made for temporary purposes. Any borrowings for temporary purposes in excess of 5% are subject to the minimum 300% asset coverage requirement. If the value of the assets set aside to meet the 300% asset coverage were to decline below 300% due to market fluctuations or other causes, a Fund may be required to sell some of its portfolio holdings within three days (excluding Sundays and holidays) to reduce the debt and comply with the 300% minimum asset coverage requirement, even in circumstances where it is considered disadvantageous from an investment perspective to sell securities at that time or at the prices then available.

4. Real Estate.

Each Fund may not purchase or sell real estate unless acquired as a result of direct ownership of securities or other instruments. This restriction shall not prevent any of these Funds from investing in the following: (i) securities or other instruments backed by real estate; (ii) securities of real estate operating companies; or (iii) securities of companies engaged in the real estate business, including real estate investment trusts. This restriction does not preclude the Funds from buying securities backed by mortgages on real estate or securities of companies engaged in such activities.

5. Lending.

Each Fund may not may not make loans, except as permitted under the 1940 Act, and as interpreted or modified from time to time by regulatory authorities having jurisdiction.

Generally, the 1940 Act prohibits loans if a fund’s investment policies do not permit loans, and if the loans are made, directly or indirectly, to persons deemed to control or to be under common control with the registered investment company.

6. Commodities.

Each Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from purchasing or selling options, futures contracts or other derivatives instruments, or from investing in securities or other instruments backed by physical commodities).

7. Diversification.

Each Fund is a diversified investment company.

Under the 1940 Act a Fund’s sub-categorization as a diversified fund is fundamental policy. Diversified under the 1940 Act is defined to mean that the Fund may not (as to 75% of the Fund’s total assets) purchase any security (other than obligations of the U.S. Government, its agencies or instrumentalities and securities of other investment companies) if as a result (i) more than 5% of the Fund’s total assets (taken at current value) would then be invested in securities of a single issuer or (ii) more than 10% of the outstanding voting securities of that issuer would be held by the Fund.

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8.  Concentration.

Each Fund may not concentrate its investments in a particular industry, as the term “concentration” is used in the 1940 Act, and as interpreted or modified from time to time by regulatory authorities having jurisdiction.

For purposes of the 1940 Act, “concentration” means investing more than 25% of a Fund’s net assets in a particular industry or a specified group of industries.  For purposes of a Funds’ fundamental policy on concentration, (1) loan participations will be considered investments in the industry of the underlying borrower, rather than that of the seller of the loan participation, (2) municipal obligations are not considered a separate industry, (3) the Victory S&P 500 Index VIP Series may invest in securities in excess of this limitation to the extent necessary from time to time to replicate the composition of the Standard & Poor’s 500 Index in accordance with the Fund’s investment objective, and (4) for purposes of calculating concentration of investments in the utility and finance categories, each Fund will operate as follows: neither finance companies as a group nor utility companies as a group are considered a single industry for purposes of the Fund’s concentration policy (i.e., finance companies will be considered a part of the industry they finance and utilities will be divided according to the types of services they provide).

Non-Fundamental Investment Policies and Limitations of the Funds.  The following investment restrictions are non-fundamental and may be changed by a vote of a majority of the Trustees.

1.  Illiquid Securities.

No Fund may invest more than 15% of its net assets in illiquid securities.

Illiquid securities are securities that are not readily marketable or cannot be disposed of promptly within seven days and, in the usual course of business, at approximately the price at which a Fund has valued them. Such securities include, but are not limited to, time deposits and repurchase agreements with maturities longer than seven days. Securities that may be resold under Rule 144A, securities offered pursuant to Section 4(2) of, or securities otherwise subject to restrictions or limitations on resale under the Securities Act shall not be deemed illiquid solely by reason of being unregistered. Victory Capital Management Inc., the Fund’s investment adviser, under oversight of the Board, determines whether a particular security is deemed to be liquid based on the trading markets for the specific security and other factors.

2. Other Investment Companies.

Each Fund may not purchase the securities of any registered open-end investment company or registered unit investment trust in reliance on Section 12(d)(1)(G) or Section 12(d)(1)(F) of the 1940 Act, which permits operation as a “fund of funds.”

Except as provided in the next paragraph, each Fund may not: (1) invest more than 5% of its total assets in the securities of any one investment company; (2) own more than 3% of the securities of any one investment company; or (3) invest more than 10% of its total assets in the securities of other investment companies.

Each Fund may purchase and redeem shares issued by a money market fund without limit, provided that either: (1) the acquiring Fund pays no “sales charge” or “service fee” (as each of those terms is defined in the FINRA Conduct Rules); or (2) the Adviser waives its advisory fee in an amount necessary to offset any such sales charge or service fee.

INVESTMENT PRACTICES, INSTRUMENTS AND RISKS

In addition to the principal investment strategies and the principal risks of the Funds described in the Prospectus, each Fund may, but will not necessarily, employ other investment practices and may be subject to additional risks which are described further below. Because the following is a combined description of investment strategies and risks for all of the Funds, certain strategies and/or risks described below may not apply to your Fund. Unless a strategy or policy described below is specifically prohibited with respect to a particular Fund by the investment restrictions listed in the Prospectus, under “Investment Policies and Limitations of the Funds” in this SAI, or by applicable law, a Fund may, but will not necessarily, engage in each of the practices described below.

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Victory Capital serves as investment adviser to the Funds.  Victory Capital and a Fund’s sub-adviser, if applicable, are each referred to in this section as an “Adviser.”

Lower-Rated Debt Securities

A Fund may purchase lower-rated debt securities, sometimes referred to as “junk bonds.” For all of the Funds, a security will be considered to be below investment grade if it is rated Ba1 by Moody’s Investors Service, Inc. (“Moody’s”) and BB+ by Standard & Poor’s Ratings Group (“S&P”), or lower, or if unrated, has been determined by the Adviser to be of comparable quality. See Appendix A for a description of these ratings.

The lower ratings of certain securities held by a Fund reflect a greater possibility that adverse changes in the financial condition of the issuer, or in general economic conditions, or both, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of interest and principal. The inability (or perceived inability) of issuers to make timely payment of interest and principal would likely make the values of securities held by the Fund more volatile and could limit the Fund’s ability to sell its securities at prices approximating the values a Fund had placed on such securities. In the absence of a liquid trading market for securities held by it, the Fund may be unable at times to establish the fair market value of such securities. The rating assigned to a security by Moody’s or S&P does not reflect an assessment of the volatility of the security’s market value or of the liquidity of an investment in the security.

Like those of other fixed-income securities, the values of lower-rated securities fluctuate in response to changes in interest rates. Thus, a decrease in interest rates generally will result in an increase in the value of a Fund’s fixed-income securities. Conversely, during periods of rising interest rates, the value of a Fund’s fixed-income securities generally will decline. Securities with floating interest rates (which are typically lower-rated securities) generally are less sensitive to interest rate changes, but may decline in value if their interest rates do not rise as much as interest rates in general. However, extreme increases in prevailing interest rates may cause an increase in floating rate security issuer defaults, which may cause a further decline in a Fund’s value. A decrease in interest rates could adversely affect the income earned by a Fund from its floating rate securities. In addition, the values of lower-rated securities are also affected by changes in general economic conditions and business conditions affecting the specific industries of their issuers. Changes by recognized rating services in their ratings of any fixed-income security and in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. Changes in the values of portfolio securities generally will not affect cash income derived from such securities, but will affect the Fund’s NAV.

Issuers of lower-rated securities are often highly leveraged, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. In addition, such issuers may not have more traditional methods of financing available to them, and may be unable to repay debt at maturity by refinancing. The risk of loss due to default in payment of interest or principal by such issuers is significantly greater because such securities frequently are unsecured and subordinated to the prior payment of senior indebtedness. Certain of the lower-rated securities in which a Fund may invest are issued to raise funds in connection with the acquisition of a company, in so-called “leveraged buy-out” transactions. The highly leveraged capital structure of such issuers may make them especially vulnerable to adverse changes in economic conditions.

Under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, a Fund could find it more difficult to sell lower-rated securities or may be able to sell such securities only at prices lower than might otherwise be available. In many cases, lower-rated securities may be purchased in private placements and, accordingly, will be subject to restrictions on resale as a matter of contract or under securities laws. Under such circumstances, it may also be more difficult to determine the fair value of such securities for purposes of computing a Fund’s NAV. In order to enforce its rights in the event of a default under lower-rated securities, a Fund may be required to take possession of and manage assets securing the issuer’s obligations on such securities, which may increase the Fund’s operating expenses and adversely affect the Fund’s NAV. A Fund may also be limited in its ability to enforce its rights and may incur greater costs in enforcing its rights in the event an issuer becomes the subject of bankruptcy proceedings. In addition, the Funds’ intention to qualify as “regulated investment companies” under the United States Internal Revenue Code of 1986, as amended (the “Code”) may limit the extent to which a Fund may exercise its rights by taking possession of such assets.

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Certain securities held by a Fund may permit the issuer at its option to “call,” or redeem, its securities. If an issuer were to redeem securities held by a Fund during a time of declining interest rates, the Fund may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.

Lower rated securities may be subject to certain risks not typically associated with “investment grade” securities, such as the following: (1) reliable and objective information about the value of lower rated obligations may be difficult to obtain because the market for such securities may be thinner and less active than that for investment grade obligations; (2) adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower than investment grade obligations, and, in turn, adversely affect their market; (3) companies that issue lower rated obligations may be in the growth stage of their development, or may be financially troubled or highly leveraged, so they may not have more traditional methods of financing available to them; (4) when other institutional investors dispose of their holdings of lower rated debt securities, the general market and the prices for such securities could be adversely affected; and (5) the market for lower rated securities could be impaired if legislative proposals to limit their use in connection with corporate reorganizations or to limit their tax and other advantages are enacted.

Contingent Capital Notes

Contingent capital notes are typically issued by banks or other financial institutions. They may be subordinated to claims of depositors and general creditors of the issuing bank or financial institution, and their principal amounts may be temporarily or permanently reduced (written down) in whole or in part if the issuer experiences financial difficulty or otherwise fails or ceases to meet specified financial standards. Because of this write-down feature and other aspects of their structure, contingent capital notes are subject to the risk of loss of principal, and investors may lose some or all of the value of their investments based on changes in the financial condition of the notes’ issuers.

Options

A Fund may purchase and sell put and call options on its portfolio securities to enhance investment performance and to protect against changes in market prices. There is no assurance that a Fund’s use of put and call options will achieve its desired objective, and a Fund’s use of options may result in losses to the Fund.

Covered call options. A Fund may write covered call options (as defined below) on its securities to realize a greater current return through the receipt of premiums than it would realize on its securities alone. Such option transactions may also be used as a limited form of hedging against a decline in the price of securities owned by the Fund.

A call option gives the holder the right to purchase, and obligates the writer to sell, a security at the exercise price at any time before the expiration date. A call option is “covered” if the writer, at all times while obligated as a writer, either owns the underlying securities (or comparable securities satisfying the cover requirements of the securities exchanges), or has the right to acquire such securities through immediate conversion of securities.

A Fund will receive a premium from writing a call option, which increases the Fund’s return on the underlying security in the event the option expires unexercised or is closed out at a profit. The amount of the premium reflects, among other things, the relationship between the exercise price and the current market value of the underlying security, the volatility of the underlying security, the amount of time remaining until expiration, current interest rates, and the effect of supply and demand in the options market and in the market for the underlying security.

In return for the premium received when it writes a covered call option, a Fund gives up some or all of the opportunity to profit from an increase in the market price of the securities covering the call option during the life of the option. The Fund retains the risk of loss should the price of such securities decline. If the option expires unexercised, the Fund realizes a gain equal to the premium, which may be offset by a decline in price of the underlying security. If the option is exercised, the Fund realizes a gain or loss equal to the difference between the Fund’s cost for the underlying security and the proceeds of sale (exercise price minus commissions) plus the amount of the premium.

A Fund may terminate a call option that it has written before it expires by entering into a closing purchase transaction. A Fund may enter into closing purchase transactions in order to free itself to sell the underlying security

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or to write another call on the security, realize a profit on a previously written call option, or protect a security from being called in an unexpected market rise. Any profits from a closing purchase transaction may be offset by a decline in the value of the underlying security. Conversely, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from a closing purchase transaction is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund.

Covered put options. A Fund may write covered put options in order to enhance its current return. Such options transactions may also be used as a limited form of hedging against an increase in the price of securities that the Fund plans to purchase. A put option gives the holder the right to sell, and obligates the writer to buy, a security at the exercise price at any time before the expiration date. A put option may be “covered” if the writer earmarks or otherwise segregates liquid assets equal to the price to be paid if the option is exercised minus margin on deposit.

In addition to the receipt of premiums and the potential gains from terminating such options in closing purchase transactions, a Fund also receives interest on the cash and debt securities maintained to cover the exercise price of the option. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss unless the security later appreciates in value.

A Fund may terminate a put option that it has written before it expires by entering into a closing purchase transaction. Any loss from this transaction may be partially or entirely offset by the premium received on the terminated option.

Purchasing put and call options. A Fund may also purchase put options to protect portfolio holdings against a decline in market value. This protection lasts for the life of the put option because the Fund, as a holder of the option, may sell the underlying security at the exercise price regardless of any decline in its market price. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs that the Fund must pay. These costs will reduce any profit the Fund might have realized had it sold the underlying security instead of buying the put option.

A Fund may purchase call options to hedge against an increase in the price of securities that the Fund wants ultimately to buy. Such hedge protection is provided during the life of the call option since the Fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security’s market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the Fund might have realized had it bought the underlying security at the time it purchased the call option.

A Fund may also purchase put and call options to attempt to enhance its current return.

Options on foreign securities. It is expected that risks related to options on foreign securities will not differ materially from risks related to options on U.S. securities. However, position limits and other rules of foreign exchanges may differ from those in the United States. In addition, options markets in some countries, many of which are relatively new, may be less liquid than comparable markets in the United States.

Options on securities indices. Index options are similar to options on individual securities in that the purchaser of an index option acquires the right to buy (in the case of a call) or sell (in the case of a put), and the writer undertakes the obligation to sell or buy (as the case may be), units of an index at a stated exercise price during the term of the option. Instead of giving the right to take or make actual delivery of securities, the holder of an index option has the right to receive a cash “exercise settlement amount.” This amount is equal to the amount by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of the exercise, multiplied by a fixed “index multiplier.”

Price movements in securities which a Fund owns or intends to purchase probably will not correlate perfectly with movements in the level of a securities index and, therefore, a Fund bears the risk of a loss on a securities index option which is not completely offset by movements in the price of such securities. Because securities index options are settled in cash, a call writer cannot determine the amount of its settlement obligations in advance and, unlike call

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writing on a specific security, cannot provide in advance for, or cover, its potential settlement obligations by acquiring and holding underlying securities. A Fund may, however, cover call options written on a securities index by holding a mix of securities which substantially replicate the movement of the index or by holding a call option on the securities index with an exercise price no higher than the call option sold.

A Fund may purchase or sell options on stock indices in order to close out its outstanding positions in options on stock indices which it has purchased. A Fund may also allow such options to expire unexercised.

Compared to the purchase or sale of futures contracts, the purchase of call or put options on an index involves less potential risk to a Fund because the maximum amount at risk is the premium paid for the options plus transactions costs. The writing of a put or call option on an index involves risks similar to those risks relating to the purchase or sale of index futures contracts.

Risks involved in the sale of options. The successful use of a Fund’s options strategies depends on the ability of an Adviser to forecast correctly interest rate and market movements. For example, if a Fund were to write a call option based on an Adviser’s expectation that the price of the underlying security would fall, but the price were to rise instead, the Fund could be required to sell the security upon exercise at a price below the current market price. Similarly, if a Fund were to write a put option based on an Adviser’s expectation that the price of the underlying security would rise, but the price were to fall instead, the Fund could be required to purchase the security upon exercise at a price higher than the current market price.

When a Fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction before the option’s expiration. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the Fund will lose part or all of its investment in the option. This contrasts with an investment by a Fund in the underlying security, since the Fund will not realize a loss if the security’s price does not change.

The effective use of options also depends on a Fund’s ability to terminate option positions. There is no assurance that a Fund will be able to effect closing transactions at any particular time or at an acceptable price.

If a secondary market in options were to become unavailable, a Fund could no longer engage in closing transactions. Lack of investor interest might adversely affect the liquidity of the market for particular options or series of options. A market may discontinue trading of a particular option or options generally. In addition, a market could become temporarily unavailable if unusual events — such as volume in excess of trading or clearing capability — were to interrupt its normal operations.

A market may at times find it necessary to impose restrictions on particular types of options transactions, such as opening transactions. For example, if an underlying security ceases to meet qualifications imposed by the market or the Options Clearing Corporation, new series of options on that security will no longer be opened to replace expiring series, and opening transactions in existing series may be prohibited. If an options market were to become unavailable, a Fund as a holder of an option would be able to realize profits or limit losses only by exercising the option, and the Fund, as option writer, would remain obligated under the option until expiration or exercise.

Disruptions in the markets for the securities underlying options purchased or sold by a Fund could result in losses on the options. If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well. As a result, a Fund as purchaser or writer of an option will be unable to close out its positions until options trading resumes, and it may be faced with considerable losses if trading in the security reopens at a substantially different price. In addition, the Options Clearing Corporation or other options markets may impose exercise restrictions. If a prohibition on exercise is imposed at the time when trading in the option has also been halted, a Fund as purchaser or writer of an option will be locked into its position until one of the two restrictions has been lifted. If the Options Clearing Corporation were to determine that the available supply of an underlying security appears insufficient to permit delivery by the writers of all outstanding calls in the event of exercise, it may prohibit indefinitely the exercise of put options. A Fund, as holder of such a put option, could lose its entire investment if the prohibition remained in effect until the put option’s expiration.

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Foreign-traded options are subject to many of the same risks presented by internationally-traded securities. In addition, because of time differences between the United States and various foreign countries, and because different holidays are observed in different countries, foreign options markets may be open for trading during hours or on days when U.S. markets are closed. As a result, option premiums may not reflect the current prices of the underlying interest in the United States.

Over-the-counter (“OTC”) options purchased by a Fund and assets held to cover OTC options written by a Fund may, under certain circumstances, be considered illiquid securities for purposes of any limitation on the Fund’s ability to invest in illiquid securities.

Special Expiration Price Options. Certain of the Funds may purchase OTC puts and calls with respect to specified securities (“special expiration price options”) pursuant to which the Funds in effect may create a custom index relating to a particular industry or sector that an Adviser believes will increase or decrease in value generally as a group. In exchange for a premium, the counterparty, whose performance is guaranteed by a broker-dealer, agrees to purchase (or sell) a specified number of shares of a particular stock at a specified price and further agrees to cancel the option at a specified price that decreases straight line over the term of the option. Thus, the value of the special expiration price option is comprised of the market value of the applicable underlying security relative to the option exercise price and the value of the remaining premium. If the value of the underlying security increases (or decreases) by a prenegotiated amount, however, the special expiration price option is canceled and becomes worthless. A portion of the dividends during the term of the option are applied to reduce the exercise price if the options are exercised. Brokerage commissions and other transaction costs will reduce these Funds’ profits if the special expiration price options are exercised. A Fund will not purchase special expiration price options with respect to more than 25% of the value of its net assets, and will limit premiums paid for such options in accordance with state securities laws.

Swap Contracts

Certain of the Funds may invest in credit default swaps and credit default index investments. Credit derivatives allow a Fund to manage credit risk through buying and selling credit protection on specific issuers or a basket of issuers. In a credit default swap, one party pays, in effect, an insurance premium through a stream of payments to another party in exchange for the right to receive a specified return in the event of default (or similar events) by one or more third parties, such as a U.S. or foreign issuer or basket of such issuers, on their obligations. For example, as a purchaser of protection in a credit default swap, a Fund may pay a premium in return for the right to put specified bonds or loans to the counterparty upon issuer default (or similar events) at their par (or other agreed-upon) value. As a purchaser in a credit default swap, a Fund would have the risk that the investment might expire worthless. It also would involve counterparty risk — the risk that the counterparty may fail to satisfy its payment obligations to the Fund in the event of a default (or similar event). In addition, as a purchaser in a credit default swap, the Fund’s investment would only generate income in the event of an actual default (or similar event) by the issuer of the underlying obligation. As a seller of protection in a credit default swap, a Fund would in effect take a long position in the underlying security, since it would be obligated to purchase the security from its counterparty upon issuer default or similar events.

In addition, certain of the Funds may enter into interest rate swaps. Interest rate swaps involve the exchange between two parties of their respective commitments to pay or receive interest. For example, the Fund may agree with a counterparty to pay a fixed rate (multiplied by a notional amount) and the counterparty pay a floating rate multiplied by the same notional amount. Interest rate swaps can take a variety of other forms, such as agreements to pay the net differences between two different interest indexes or rates, even if the parties do not own the underlying instruments. The function of interest rate swaps is generally to increase or decrease a Fund’s exposure to long or short-term interest rates. For example, a Fund may enter into an interest rate swap transaction to preserve a return or spread on a particular investment or a portion of its portfolio or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date.

Fixed Income Total Return Swaps. Generally, a total return swap is an agreement between two parties, pursuant to which one pays (and the other receives) an amount equal to the total return of an underlying reference asset in exchange for a regular payment, at a fixed or floating rate or the total rate of return of another financial instrument. The payment amount typically includes, among other things, income and capital gains distributions, principal repayment or credit losses. Underlying reference assets typically include, among other things, a note, bond or a securities index. The Fund may take either side in a total return swap. That is, the Fund may receive or pay the total return on the underlying reference asset. A fixed income total return swap may be written on many different kinds of underlying reference assets, and may include different indices for various kinds of debt securities (for example, U.S. investment grade bonds, high yield bonds or emerging market bonds). A fixed income total return swap is similar to other kinds of swaps, such as interest rate swaps involving payment streams that are exchanged between a fund and the counterparty.

Financial Futures Contracts

A Fund may enter into interest rate futures contracts and securities index futures contracts (collectively referred to as “financial futures contracts”) for hedging or other purposes. Interest rate futures contracts obligate the long or short

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holder to take or make delivery of a specified quantity of a financial instrument during a specified future period at a specified price. Securities index futures contracts, which are contracts to buy or sell units of a securities index at a specified future date at a price agreed upon when the contract is made, are similar in economic effect, but they are based on a specific index of securities (rather than on specified securities) and are settled in cash.

The following example illustrates generally the manner in which index futures contracts operate. The Standard & Poor’s 100 Stock Index (the “S&P 100 Index”) is composed of 100 selected common stocks, most of which are listed on the New York Stock Exchange (the “NYSE”). The S&P 100 Index assigns relative weightings to the common stocks included in the Index, and the Index fluctuates with changes in the market values of those common stocks. In the case of the S&P 100 Index, contracts are to buy or sell 100 units. Thus, if the value of the S&P 100 Index were $180, one contract would be worth $18,000 (100 units x $180). The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract. For example, if a Fund enters into a futures contract to buy 100 units of the S&P 100 Index at a specified future date at a contract price of $180 and the S&P 100 Index is at $184 on that future date, the Fund will gain $400 (100 units x gain of $4). If the Fund enters into a futures contract to sell 100 units of the stock index at a specified future date at a contract price of $180 and the S&P 100 Index is at $182 on that future date, the Fund will lose $200 (100 units x loss of $2).

Positions in index futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures.

There are special risks associated with entering into financial futures contracts. The skills needed to use financial futures contracts effectively are different from those needed to select a Fund’s investments. There may be an imperfect correlation between the price movements of financial futures contracts and the price movements of the securities in which a Fund invests. There is also a risk that a Fund will be unable to close a futures position when desired because there is no liquid secondary market for it.

The risk of loss in trading financial futures can be substantial due to the low margin deposits required and the extremely high degree of leverage involved in futures pricing. Relatively small price movements in a financial futures contract could have an immediate and substantial impact, which may be favorable or unfavorable to a Fund. It is possible for a price-related loss to exceed the amount of a Fund’s margin deposit.

Although some financial futures contracts by their terms call for the actual delivery or acquisition of securities at expiration, in most cases the contractual commitment is closed out before expiration. The offsetting of a contractual obligation is accomplished by purchasing (or selling as the case may be) on a commodities or futures exchange an identical financial futures contract calling for delivery in the same month. Such a transaction, if effected through a member of an exchange, cancels the obligation to make or take delivery of the securities. A Fund will incur brokerage fees when it purchases or sells financial futures contracts, and will be required to maintain margin deposits. If a liquid secondary market does not exist when a Fund wishes to close out a financial futures contract, it will not be able to do so and will continue to be required to make daily cash payments of variation margin in the event of adverse price movements.

Margin Payments. When a Fund purchases or sells a futures contract, it is required to deposit with its futures commission merchant or other clearing broker an amount of cash, U.S. Treasury bills, or other permissible collateral equal to a small percentage of the amount of the futures contract. This amount is known as “initial margin.” The nature of initial margin is different from that of margin in security transactions in that it does not involve borrowing money to finance transactions. Rather, initial margin is similar to a performance bond or good faith deposit that is returned to a Fund upon termination of the contract, assuming the Fund satisfies its contractual obligations.

Subsequent payments are received or made by a Fund, depending on the daily fluctuations in the values of the contract, in a process known as “marking to market.” These payments are called “variation margin.” For example, when a Fund sells a futures contract and the price of the underlying index rises above the delivery price, the Fund’s position declines in value. The Fund then pays the broker a variation margin payment equal to the difference between the delivery price of the futures contract and the value of the index underlying the futures contract. Conversely, if the price of the underlying index falls below the delivery price of the contract, the Fund’s futures

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position increases in value. The broker then must make a variation margin payment equal to the difference between the delivery price of the futures contract and the value of the index underlying the futures contract.

When a Fund terminates a position in a futures contract, a final determination of variation margin is made, additional cash is paid by or to the Fund, and the Fund realizes a loss or a gain. Such closing transactions involve additional commission costs.

Options on Financial Futures Contracts. A Fund may purchase and write call and put options on financial futures contracts. An option on a financial futures contract gives the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the holder would assume the underlying futures position and would receive a variation margin payment of cash or securities approximating the increase in the value of the holder’s option position. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash based on the difference between the exercise price of the option and the closing level of the index on which the futures contract is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

Special Risks of Transactions in Futures Contracts and Related Options. Financial futures contracts entail risks. If an Adviser’s judgment about the general direction of interest rates or markets is wrong, the Fund’s overall performance may be poorer than if no financial futures contracts had been entered into. For example, in some cases, securities called for by a financial futures contract may not have been issued at the time the contract was written. In addition, the market prices of financial futures contracts may be affected by certain factors.

Liquidity Risks. Positions in futures contracts may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Funds intend to purchase or sell futures only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. If there is not a liquid secondary market at a particular time, it may not be possible to close a futures position at such time and, in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin. However, in the event financial futures are used to hedge portfolio securities, such securities will not generally be sold until the financial futures can be terminated. In such circumstances, an increase in the price of the portfolio securities, if any, may partially or completely offset losses on the financial futures.

The ability to establish and close out positions in options on futures contracts will be subject to the development and maintenance of a liquid secondary market. It is not certain that such a market will develop. Although a Fund generally will purchase only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. In the event no such market exists for particular options, it might not be possible to effect closing transactions in such options, with the result that a Fund would have to exercise the options in order to realize any profit.

Hedging Risks. There are several risks in connection with the use by a Fund of futures contracts and related options as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and options and movements in the underlying securities or index or movements in the prices of a Fund’s securities which are the subject of a hedge. This risk may be reduced by purchasing and selling, to the extent possible, futures contracts and related options on securities and indexes the movements of which will generally correlate closely with movements in the prices of the underlying securities or index and the Fund’s portfolio securities sought to be hedged.

Successful use of futures contracts and options by a Fund for hedging purposes is also subject to an Adviser’s ability to predict correctly movements in the direction of the market. It is possible that, where a Fund has purchased puts on futures contracts to hedge its portfolio against a decline in the market, the securities or index on which the puts are purchased may increase in value and the value of securities held in the portfolio may decline. If this occurred, the Fund would lose money on the puts and also experience a decline in the value of its portfolio securities. In addition, the prices of futures, for a number of reasons, may not correlate perfectly with movements in the underlying securities or index due to certain market distortions. First, all participants in the futures market are subject to margin

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deposit requirements. Such requirements may cause investors to close futures contracts through offsetting transactions which could distort the normal relationship between the underlying security or index and futures markets. Second, the margin requirements in the futures markets are less onerous than margin requirements in the securities markets in general, and as a result the futures markets may attract more speculators than the securities markets do. Increased participation by speculators in the futures markets may also cause temporary price distortions. Due to the possibility of price distortion, even a correct forecast of general market trends by an Adviser still may not result in a successful hedging transaction over a very short time period.

Other Risks. A Fund will incur brokerage fees in connection with its futures and options transactions. In addition, while futures contracts and options on futures will be purchased and sold to reduce certain risks, those transactions themselves entail certain other risks. Thus, while a Fund may benefit from the use of futures and related options, unanticipated changes in interest rates or stock price movements may result in a poorer overall performance for the Fund than if it had not entered into any futures contracts or options transactions. Moreover, in the event of an imperfect correlation between the futures position and the portfolio position that is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss.

The risks associated with purchasing and writing put and call options on financial futures contracts can be influenced by the market for financial futures contracts. An increase in the market value of a financial futures contract on which the Fund has written an option may cause the option to be exercised. In this situation, the benefit to a Fund would be limited to the value of the exercise price of the option and, if a Fund closes out the option, the cost of entering into the offsetting transaction could exceed the premium the Fund initially received for writing the option. In addition, a Fund’s ability to enter into an offsetting transaction depends upon the market’s demand for such financial futures contracts. If a purchased option expires unexercised, a Fund would realize a loss in the amount of the premium paid for the option.

Each Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”) pursuant to Rule 4.5 under the CEA (the “exclusion”) promulgated by the U.S. Commodity Futures Trading Commission (the “CFTC”). Accordingly, neither the Funds nor the Adviser (with respect to the Funds) is subject to registration or regulation as a “commodity pool operator” under the CEA. Each Fund’s ability to invest in certain financial instruments regulated under the CEA (“commodity interests”) (including, but not limited to, futures and swaps on broad-based securities indexes and interest rates) is limited by the Adviser’s intention to operate the Fund in a manner that would permit the Fund to continue to claim the exclusion under Rule 4.5, which may adversely affect the Fund’s total return. In the event a Fund becomes unable to rely on the exclusion in Rule 4.5 and the Adviser is required to register with the CFTC as a commodity pool operator with respect to a Fund, the Fund’s expenses may increase, adversely affecting that Fund’s total return.

Congress, various exchanges and regulatory and self-regulatory authorities have undertaken reviews of options and futures trading in light of market volatility. Among the actions that have been taken or proposed to be taken are new limits and reporting requirements for speculative positions, particularly in the energy markets, new or more stringent daily price fluctuation limits for futures and options transactions, and increased margin requirements for various types of futures transactions. Additional measures are under active consideration and as a result there may be further actions that adversely affect the regulation of the instruments in which the Funds invest.

Convertible Securities

Convertible securities include bonds, debentures, notes, preferred stocks, and other securities that may be converted into or exchanged for, at a specific price or formula within a particular period of time, a prescribed amount of common stock or other equity securities of the same or a different issuer. Convertible securities entitle the holder to receive interest paid or accrued on debt or dividends paid or accrued on preferred stock until the security matures or is redeemed, converted, or exchanged.

The market value of a convertible security is a function of its “investment value” and its “conversion value.” A security’s “investment value” represents the value of the security without its conversion feature (i.e., a nonconvertible fixed income security). The investment value may be determined by reference to its credit quality and the current value of its yield to maturity or probable call date. At any given time, investment value is dependent upon such factors as the general level of interest rates, the yield of similar nonconvertible securities, the financial

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strength of the issuer and the seniority of the security in the issuer’s capital structure. A security’s “conversion value” is determined by multiplying the number of shares the holder is entitled to receive upon conversion or exchange by the current price of the underlying security.

If the conversion value of a convertible security is significantly below its investment value, the convertible security will trade like nonconvertible debt or preferred stock and its market value will not be influenced greatly by fluctuations in the market price of the underlying security. Conversely, if the conversion value of a convertible security is near or above its investment value, the market value of the convertible security will be more heavily influenced by fluctuations in the market price of the underlying security.

A Fund’s investments in convertible securities may at times include securities that have a mandatory conversion feature, pursuant to which the securities convert automatically into common stock or other equity securities at a specified date and a specified conversion ratio, or that are convertible at the option of the issuer. Because conversion of the security is not at the option of the holder, a Fund may be required to convert the security into the underlying common stock even at times when the value of the underlying common stock or other equity security has declined substantially.

A Fund’s investments in convertible securities, particularly securities that are convertible into securities of an issuer other than the issuer of the convertible security, may be illiquid. A Fund may not be able to dispose of such securities in a timely fashion or for a fair price, which could result in losses to the Fund.

Mortgage- and Asset-Backed Securities

Mortgage-backed securities, including collateralized mortgage obligations (“CMOs”) and certain stripped mortgage-backed securities, represent a participation in, or are secured by, mortgage loans. Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property and receivables from credit card agreements. The cash flow generated by the underlying assets is applied to make required payments on the securities and to pay related administrative expenses. The amount of residual cash flow resulting from a particular issue of asset-backed or mortgage-backed securities depends on, among other things, the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets. In general, the collateral supporting asset-backed securities is of a shorter maturity than mortgage loans and is likely to experience substantial prepayments.

Mortgage-backed securities have yield and maturity characteristics corresponding to the underlying assets. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity, when the entire principal amount comes due, payments on certain mortgage-backed securities include both interest and a partial repayment of principal. Besides the scheduled repayment of principal, repayments of principal may result from the voluntary prepayment, refinancing, or foreclosure of the underlying mortgage loans. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will result in early payment of the applicable mortgage-backed securities. In that event, a Fund may be unable to invest the proceeds from the early payment of the mortgage-backed securities in an investment that provides as high a yield as the mortgage-backed securities. Consequently, early payment associated with mortgage-backed securities may cause these securities to experience significantly greater price and yield volatility than that experienced by traditional fixed-income securities. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage, and other social and demographic conditions. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-backed securities. During periods of rising interest rates, the rate of mortgage prepayments usually decreases, thereby tending to increase the life of mortgage-backed securities. If the life of a mortgage-backed security is inaccurately predicted, a Fund may not be able to realize the rate of return it expected.

Adjustable rate mortgage securities (“ARMs”), like traditional mortgage-backed securities, are interests in pools of mortgage loans that provide investors with payments consisting of both principal and interest as mortgage loans in the underlying mortgage pool are paid off by the borrowers. Unlike fixed-rate mortgage-backed securities, ARMs are collateralized by or represent interests in mortgage loans with variable rates of interest. These interest rates are

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reset at periodic intervals, usually by reference to an interest rate index or market interest rate. Although the rate adjustment feature may act as a buffer to reduce sharp changes in the value of adjustable rate securities, these securities are still subject to changes in value based on, among other things, changes in market interest rates or changes in the issuer’s creditworthiness. Because the interest rates are reset only periodically, changes in the interest rate on ARMs may lag changes in prevailing market interest rates. Also, some ARMs (or the underlying mortgages) are subject to caps or floors that limit the maximum change in the interest rate during a specified period or over the life of the security. As a result, changes in the interest rate on an ARM may not fully reflect changes in prevailing market interest rates during certain periods.

The Fund may also invest in hybrid ARMs, whose underlying mortgages combine fixed-rate and adjustable rate features.

Mortgage-backed and asset-backed securities are less effective than other types of securities as a means of locking in attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates. These prepayments would have to be reinvested at lower rates. The automatic interest rate adjustment feature of mortgages underlying ARMs likewise reduces the ability to lock in attractive rates. As a result, these securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates. Prepayments may also significantly shorten the effective maturities of these securities, especially during periods of declining interest rates. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of the Funds.

At times, some mortgage-backed and asset-backed securities will have higher than market interest rates and therefore will be purchased at a premium above their par value. Prepayments may cause losses on securities purchased at a premium.

The risks associated with other asset-backed securities (including in particular the risks of issuer default and of early prepayment) are generally similar to those described above for mortgage-backed securities. In addition, because certain asset-backed securities do not have the benefit of a security interest in the underlying assets, these asset-backed securities present certain additional risks that are not present with asset-backed securities that do have the benefit of a security interest, such as mortgage-backed securities. The risks of investing in asset-backed securities are ultimately dependent upon payment of the underlying instruments by the obligors, and a Fund would generally have no recourse against the obligee of the instruments in the event of default by an obligor.

Asset-backed securities may be collateralized by the fees earned by service providers. The values of asset-backed securities may be substantially dependent on the servicing of the underlying asset and are therefore subject to risks associated with the negligence or malfeasance by their servicers and to the credit risk of their servicers. In certain circumstances, the mishandling of related documentation may also affect the rights of the security holders in and to the underlying collateral. The insolvency of entities that generate receivables or that utilize the assets may result in added costs and delays in addition to losses associated with a decline in the value of the underlying assets.

CMOs may be issued by a U.S. Government agency or instrumentality or by a private issuer. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by the U.S. Government or its agencies or instrumentalities, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by the U.S. Government, its agencies or instrumentalities or any other person or entity.

Prepayments could cause early retirement of CMOs. CMOs are designed to reduce the risk of prepayment for certain investors by issuing multiple classes of securities, each having different maturities, interest rates and payment schedules, and with the principal and interest on the underlying mortgages allocated among the several classes in various ways. Payment of interest or principal on some classes or series of CMOs may be subject to contingencies or some classes or series may bear some or all of the risk of default on the underlying mortgages. CMOs of different classes or series are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. If enough mortgages are repaid ahead of schedule, the classes or series of a CMO with the earliest maturities

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generally will be retired prior to their maturities. Thus, the early retirement of particular classes or series of a CMO would have the same effect as the prepayment of mortgages underlying other mortgage-backed securities. Conversely, slower than anticipated prepayments can extend the effective maturities of CMOs, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing their volatility.

Prepayments could result in losses on stripped mortgage-backed securities. Stripped mortgage-backed securities are usually structured with two classes that receive different portions of the interest and principal distributions on a pool of mortgage loans. The yield to maturity on an interest only (“IO”) class of stripped mortgage-backed securities is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying assets. A rapid rate of principal prepayments may have a measurable adverse effect on a Fund’s yield to maturity to the extent it invests in IOs. If the assets underlying the IO experience greater than anticipated prepayments of principal, the Fund may fail to recoup fully, or at all, its initial investment in these securities. Conversely, principal only (“PO”) securities tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated.

The secondary market for stripped mortgage-backed securities may be more volatile and less liquid than that for other mortgage-backed securities, potentially limiting a Fund’s ability to buy or sell those securities at any particular time.

Subprime mortgage loans, which typically are made to less creditworthy borrowers, have a higher risk of default than conventional mortgage loans. Therefore, mortgage-backed securities backed by subprime mortgage loans may suffer significantly greater declines in value due to defaults or the increased risk of default.

Federal, state, and local government officials and representatives as well as certain private parties have proposed actions to assist homeowners who own or occupy property subject to mortgages. Certain of those proposals involve actions that would likely affect the mortgages that underlie or relate to certain mortgage-backed securities, including securities or other instruments which a Fund may hold or in which it may invest. Some of those proposals include, among other things, lowering or forgiving principal balances; forbearing, lowering or eliminating interest payments; or utilizing eminent domain powers to seize mortgages, potentially for below market compensation. The prospective or actual implementation of one or more of these proposals may significantly and adversely affect the value and liquidity of securities held by a Fund and could cause a Fund’s NAV to decline, potentially significantly. Significant uncertainty remains in the market concerning the resolution of these issues; the range of proposals and the potential implications of any implemented solution are impossible to predict.

Collateralized Mortgage Obligations (CMOs) and Multiclass Pass-Through Securities

CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities. CMOs may be collateralized by Government National Mortgage Association (“Ginnie Mae”), Federal National Mortgage Association (“Fannie Mae”), or Federal Home Loan Mortgage Corporation (“Freddie Mac”) certificates, but also may be collateralized by whole loans or private mortgage pass-through securities (such collateral is collectively hereinafter referred to as “Mortgage Assets”). Mortgage Assets may be collateralized by commercial or residential uses. Multiclass pass-through securities are equity interests in a trust composed of Mortgage Assets. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, may require a Fund to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs may be issued by federal agencies, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. The issuer of a series of mortgage pass-through securities may elect to be treated as a Real Estate Mortgage Investment Conduit (“REMIC”). REMICs include governmental and/or private entities that issue a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities, but unlike CMOs, which are required to be structured as debt securities, REMICs may be structured as indirect ownership interests in the underlying assets of the REMICs themselves. Although CMOs and REMICs differ in certain respects, the characteristics of CMOs described below apply in most cases to REMICs, as well.

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In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a tranche, is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly, or semiannual basis. Certain CMOs may have variable or floating interest rates and others may be stripped mortgage securities.

The principal of and interest on the Mortgage Assets may be allocated among the several classes of a CMO series in a number of different ways. Generally, the purpose of the allocation of the cash flow of a CMO to the various classes is to obtain a more predictable cash flow to certain of the individual tranches than exists with the underlying collateral of the CMO. As a general rule, the more predictable the cash flow is on a CMO tranche, the lower the anticipated yield will be on that tranche at the time of issuance relative to prevailing market yields on other mortgage-backed securities. As part of the process of creating more predictable cash flows on most of the tranches in a series of CMOs, one or more tranches generally must be created that absorb most of the volatility in the cash flows on the underlying mortgage loans. The yields on these tranches are generally higher than prevailing market yields on mortgage-backed securities with similar maturities. As a result of the uncertainty of the cash flows of these tranches, the market prices of and yield on these tranches generally are more volatile.

Government Mortgage Pass-Through Securities

A Fund may invest in mortgage pass-through securities representing participation interests in pools of residential mortgage loans purchased from individual lenders by an agency, instrumentality, or sponsored corporation of the U.S. Government (“Federal Agency”) or originated by private lenders and guaranteed, to the extent provided in such securities, by a Federal Agency. Such securities, which are ownership interests in the underlying mortgage loans, differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts (usually semiannually) and principal payments at payments (not necessarily in fixed amounts) that are a pass-through of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans.

The government mortgage pass-through securities in which a Fund may invest include those issued or guaranteed by Ginnie Mae, Fannie Mae, and Freddie Mac. Ginnie Mae certificates are direct obligations of the U.S. Government and, as such, are backed by the full faith and credit of the United States. Fannie Mae is a federally chartered, privately owned corporation and Freddie Mac is a corporate instrumentality of the United States. Fannie Mae and Freddie Mac certificates are not backed by the full faith and credit of the United States but the issuing agency or instrumentality has the right to borrow, to meet its obligations, from an existing line of credit with the U.S. Treasury. The U.S. Treasury has no legal obligation to provide such line of credit and may choose not to do so.

Certificates for these types of mortgage-backed securities evidence an interest in a specific pool of mortgages. These certificates are, in most cases, modified pass-through instruments, wherein the issuing agency guarantees the payment of principal and interest on mortgages underlying the certificates, whether or not such amounts are collected by the issuer on the underlying mortgages.

The Housing and Economic Recovery Act of 2008 (“HERA”) authorized the Secretary of the Treasury to support Fannie Mae, Freddie Mac, and the Federal Home Loan Banks (“FHLBs”) (collectively, the “GSEs”) by purchasing obligations and other securities from those government-sponsored enterprises. HERA gave the Secretary of the Treasury broad authority to determine the conditions and amounts of such purchases.

On September 6, 2008, the Federal Housing Finance Agency (“FHFA”) placed Fannie Mae and Freddie Mac into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers, and privileges of Fannie Mae and Freddie Mac and of any stockholder, officer or director of Fannie Mae and Freddie Mac with respect to Fannie Mae and Freddie Mac and the assets of Fannie Mae and Freddie Mac. FHFA selected a new chief executive officer and chairman of the board of directors for Fannie Mae and Freddie Mac. There may be proposals from the U.S. Congress or other branches of the U.S. Government regarding the conservatorship, including regarding reforming Fannie Mae and Freddie Mac or other GSEs or winding down their operations, which may or may not come to

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fruition. There can be no assurance that such proposals, even those that are not adopted, will not adversely affect the values of a Fund’s assets.

In connection with the conservatorship, the U.S. Treasury, exercising powers granted to it under HERA, entered into senior preferred stock purchase agreements (“SPSPA”) with each of Fannie Mae and Freddie Mac pursuant to which the U.S. Treasury will purchase up to an aggregate of $100 billion of each of Fannie Mae and Freddie Mac to maintain a positive net worth in each enterprise. Each agreement contains various covenants that severely limit each enterprise’s operations. In exchange for entering into these agreements, the U.S. Treasury received $1 billion of each enterprise’s senior preferred stock and warrants to purchase 79.9% of each enterprise’s common stock. On February 18, 2009, the U.S. Treasury announced that it was doubling the size of its commitment to each enterprise under the Senior Preferred Stock Program to $200 billion. The U.S. Treasury’s obligations under the Senior Preferred Stock Program are for an indefinite period of time for a maximum amount of $200 billion per enterprise. On December 24, 2009, the U.S. Treasury announced further amendments to the SPSPAs which included additional financial support for each GSE through the end of 2012 and changes to the limits on their retained mortgage portfolios. Although legislation has been enacted to support certain GSEs, including the FHLBs, Freddie Mac, and Fannie Mae, there is no assurance that GSE obligations will be satisfied in full, or that such obligations will not decrease in value or default. It is difficult, if not impossible, to predict the future political, regulatory, or economic changes that could impact the GSEs and the values of their related securities or obligations.

Fannie Mae and Freddie Mac are continuing to operate as going concerns while in conservatorship and each remain liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities. The SPSPAs are intended to enhance each of Fannie Mae’s and Freddie Mac’s ability to meet its obligations.

Under the Federal Housing Finance Regulatory Reform Act of 2008 (the “Reform Act”), which was included as part of HERA, FHFA, as conservator or receiver, has the power to repudiate any contract entered into by Fannie Mae or Freddie Mac prior to FHFA’s appointment as conservator or receiver, as applicable, if FHFA determines, in its sole discretion, that performance of the contract is burdensome and that repudiation of the contract promotes the orderly administration of Fannie Mae’s or Freddie Mac’s affairs. The Reform Act requires FHFA to exercise its right to repudiate any contract within a reasonable period of time after its appointment as conservator or receiver.

FHFA, in its capacity as conservator, has indicated that it has no intention to repudiate the guaranty obligations of Fannie Mae or Freddie Mac because FHFA views repudiation as incompatible with the goals of the conservatorship. However, in the event that FHFA, as conservator or if it is later appointed as receiver for Fannie Mae or Freddie Mac, were to repudiate any such guaranty obligation, the conservatorship or receivership estate, as applicable, would be liable for actual direct compensatory damages in accordance with the provisions of the Reform Act. Any such liability could be satisfied only to the extent of Fannie Mae’s or Freddie Mac’s available assets. The future financial performance of Fannie Mae and Freddie Mac is heavily dependent on the performance of the U.S. housing market.

In the event of repudiation, the payments of interest to holders of Fannie Mae or Freddie Mac mortgage-backed securities would be reduced if payments on the mortgage loans represented in the mortgage loan groups related to such mortgage-backed securities are not made by the borrowers or advanced by the servicer. Any actual direct compensatory damages for repudiating these guaranty obligations may not be sufficient to offset any shortfalls experienced by such mortgage-backed security holders.

Further, in its capacity as conservator or receiver, FHFA has the right to transfer or sell any asset or liability of Fannie Mae or Freddie Mac without any approval, assignment or consent. Although FHFA has stated that it has no present intention to do so, if FHFA, as conservator or receiver, were to transfer any such guaranty obligation to another party, holders of Fannie Mae or Freddie Mac mortgage-backed securities would have to rely on that party for satisfaction of the guaranty obligation and would be exposed to the credit risk of that party.

In addition, certain rights provided to holders of mortgage-backed securities issued by Fannie Mae and Freddie Mac under the operative documents related to such securities may not be enforced against FHFA, or enforcement of such rights may be delayed, during the conservatorship or any future receivership. The operative documents for Fannie Mae and Freddie Mac mortgage-backed securities may provide (or with respect to securities issued prior to the date of the appointment of the conservator may have provided) that upon the occurrence of an event of default on the part of Fannie Mae or Freddie Mac, in its capacity as guarantor, which includes the appointment of a conservator or

SAI-19

receiver, holders of such mortgage-backed securities have the right to replace Fannie Mae or Freddie Mac as trustee if the requisite percentage of mortgage-backed security holders consent. The Reform Act prevents mortgage-backed security holders from enforcing such rights if the event of default arises solely because a conservator or receiver has been appointed. The Reform Act also provides that no person may exercise any right or power to terminate, accelerate or declare an event of default under certain contracts to which Fannie Mae or Freddie Mac is a party, or obtain possession of or exercise control over any property of Fannie Mae or Freddie Mac, or affect any contractual rights of Fannie Mae or Freddie Mac, without the approval of FHFA, as conservator or receiver, for a period of 45 or 90 days following the appointment of FHFA as conservator or receiver, respectively.

Trust-Preferred Securities

Trust-preferred (or “capital”) securities, which are issued by entities such as special purpose bank subsidiaries, currently are permitted to treat the interest payments as a tax-deductible cost. Capital securities, which have no voting rights, have a final stated maturity date and a fixed schedule for periodic payments. In addition, capital securities have provisions which afford preference over common and preferred stock upon liquidation, although the securities are subordinated to other, more senior debt securities of the same issuer. The issuers of these securities retain the right to defer interest payments for a period of up to five years, although interest continues to accrue cumulatively. The deferral of payments may not exceed the stated maturity date of the securities themselves. The non-payment of deferred interest at the end of the permissible period will be treated as an incidence of default. At the present time, the Internal Revenue Service (the “IRS”) treats capital securities as debt. In the event that the tax treatment of interest payments of these types of securities is modified, a Fund will reconsider the appropriateness of continued investment in these securities.

Some of a Fund’s investments may have variable interest rates. When an instrument provides for periodic adjustments to its interest rate, fluctuations in principal value may be minimized. However, changes in the coupon rate can lag behind changes in market rates, which may adversely affect a Fund’s performance.

Income Deposit Securities

Each income deposit security (“IDS”) represents two separate securities, shares of common stock and subordinated notes issued by the same company, that are combined into one unit that trades like a stock on an exchange. Holders of IDSs receive dividends on the common shares and interest at a fixed rate on the subordinated notes to produce a blended yield. An IDS is typically listed on a stock exchange, but the underlying securities typically are not listed on the exchange until a period of time after the listing of the IDS or upon the occurrence of certain events (e.g., a change of control of the issuer of the IDS). When the underlying securities are listed, the holders of IDSs generally have the right to separate the components of the IDSs and trade them separately.

There may be a thinner and less active market for IDSs than that available for other securities. The value of an IDS will be affected by factors generally affecting common stock and subordinated debt securities, including the issuer’s actual or perceived ability to pay interest and principal on the notes and pay dividends on the stock.

The U.S. federal income tax treatment of IDSs is not entirely clear and there is no authority that directly addresses the tax treatment of securities with terms substantially similar to IDSs.

Indexed Securities

Certain of the Funds may purchase securities whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security whose price characteristics are similar to a put option on the underlying currency.

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Currency-indexed securities also may have prices that depend on the values of a number of different foreign currencies relative to each other.

The performance of indexed securities depends to a great extent on the performance of the security, currency, commodity or other instrument to which they are indexed, and also may be influenced by interest rate changes in the U.S. and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer’s creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government agencies.

Dollar Roll and Reverse Repurchase Transactions

In a dollar roll transaction, a Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date from the same party. In a dollar roll, the securities that are to be purchased will be of the same type and have the same interest rate as the sold securities, but will be supported by different pools of mortgages. A Fund that engages in a dollar roll forgoes principal and interest paid on the sold securities during the roll period, but is compensated by the difference between the current sales price and the lower forward price for the future purchase. In addition, a Fund earns interest by investing the transaction proceeds during the roll period.

Certain of the Funds may enter into mortgage-dollar-roll transactions in which a Fund buys mortgage-backed securities from a dealer pursuant to a to be announced (“TBA”) transaction and simultaneously agrees to sell similar securities in the future at a predetermined price. A TBA transaction is an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics (face amount, coupon, maturity) for settlement at a future date. The securities bought in mortgage-dollar-roll transactions are used to cover an open TBA sell position. A Fund that engages in such a transaction continues to earn interest on mortgage-backed security pools already held and receives a lower price on the securities to be sold in the future. A Fund may enter into TBA sells to reduce its exposure to the mortgage-backed securities market or in order to dispose of mortgage-backed securities it owns under delayed-delivery arrangements.

In a reverse repurchase agreement transaction, a Fund sells securities to a bank or securities dealer and agrees to repurchase them at an agreed time and price. During the period between the sale and the forward purchase, the Fund will continue to receive principal and interest payments on the securities sold. A Fund may also receive interest income similar to that received in the case of dollar rolls.

A Fund will normally use the proceeds of dollar roll and reverse repurchase agreement transactions to maintain offsetting positions in securities or repurchase agreements that mature on or before the settlement date for the related dollar roll or reverse repurchase agreement. The market value of securities sold under a reverse repurchase agreement or dollar roll is typically greater than the amount to be paid for the related forward commitment. Reverse repurchase agreements and dollar rolls involve the risk that the buyer of the sold securities might be unable to deliver them when a Fund seeks to repurchase the securities. If the buyer files for bankruptcy or becomes insolvent, such buyer or its representative may ask for and receive an extension of time to decide whether to enforce the Fund’s repurchase obligation. A Fund’s use of the transaction proceeds may be restricted pending such decision.

Whenever a Fund enters into a dollar roll or reverse repurchase agreement transaction, it will earmark or otherwise segregate liquid assets equal to the forward commitment or repurchase obligation (principal plus accrued interest), as applicable. Earmarking or otherwise segregating assets may limit a Fund’s ability to pursue other investment opportunities.

Since a Fund will receive interest on the securities or repurchase agreements in which it invests the transaction proceeds, dollar rolls and reverse repurchase agreements will involve leverage.

SAI-21

When-Issued or Delayed-Delivery Transactions

In when-issued or delayed-delivery transactions, a Fund commits to purchase or sell particular securities, with payment and delivery to take place at a future date. Although a Fund does not pay for the securities or start earning interest on them until they are delivered, it immediately assumes the risks of ownership, including the risk of price fluctuation. If a Fund’s counterparty fails to deliver a security purchased on a when-issued or delayed-delivery basis, there may be a loss, and the Fund may have missed an opportunity to make an alternative investment.

Prior to settlement of these transactions, the value of the subject securities will fluctuate, reflecting interest rate changes. In addition, because the Fund is not required to pay for when-issued or delayed-delivery securities until the delivery date, they may result in a form of leverage to the extent the Fund does not maintain liquid assets equal to the face amount of the contract.

Loans

Certain of the Funds may invest in loans including, for example, corporate loans, loan participations, direct debt, bank debt and bridge debt. A Fund may invest in a loan by lending money to a borrower directly as part of a syndicate of lenders. Alternatively, a Fund may invest in loans through novations, assignments and participating interests. In a novation, a Fund typically assumes all of the rights of a lending institution in a loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. When a Fund takes an assignment of a loan or acquires a participation interest in a loan, the Fund acquires some or all of the interest of another lender (or assignee) in the loan. In such cases, the Fund may be required generally to rely upon the assignor or participating institution to demand payment and enforce rights under the loan. (There may be one or more assignors or participating institutions prior in time to the Fund.)

Loans in which a Fund may invest are subject generally to the same risks as debt securities in which the Fund may invest. In addition, loans in which a Fund may invest, including bridge loans, are generally made to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities, including bridge loans. A significant portion of the loans purchased by a Fund may represent interests in loans made to finance highly leveraged corporate acquisitions, known as “leveraged buy-out” transactions, leveraged recapitalization loans and other types of acquisition financing. The highly leveraged capital structure of the borrowers in such transactions may make such loans especially vulnerable to adverse changes in economic or market conditions. Further, loans and other forms of direct indebtedness may not be considered “securities” for certain purposes under the federal securities laws, and purchasers, such as the Fund, therefore may not be entitled to rely on the anti-fraud and misrepresentation protections of the federal securities laws.

Loans generally are subject to restrictions on transfer, and only limited opportunities may exist to sell loans in secondary markets. As a result, a Fund may be unable to sell loans at a time when it may otherwise be desirable to do so or may be able to sell them only at a price that is less than their fair market value.

If a Fund only acquires a participation in the loan made by a third party, the Fund may not be able to control the exercise of any remedies that the lender would have under the loan. In addition, a Fund may have to rely on the lender that sold the participation to demand and receive payments in respect of the loans, and to pay those amounts on to the Fund; the Fund will be subject to the risk that the lender that sold the participation may be unwilling or unable to do so. In such a case, the Fund would not likely have any rights over against the borrower directly.

Certain of the loans acquired by a Fund may involve revolving credit facilities under which a borrower may from time to time borrow and repay amounts up to the maximum amount of the facility. In such cases, the Fund would have an obligation to advance its portion of such additional borrowings upon the terms specified in the loan participation. A Fund may be required to fund such advances at times and in circumstances where the Fund might not otherwise choose to make a loan to the borrower.

The value of collateral, if any, securing a loan can decline, or may be insufficient to meet the borrower’s obligations or difficult to liquidate. In addition, a Fund’s access to collateral may be limited by bankruptcy or other insolvency laws. If a secured loan is foreclosed, a Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, under legal theories of lender liability, a Fund potentially might be held liable as a co-lender.

SAI-22

Repurchase Agreements

A repurchase agreement is a contract under which the Fund acquires a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund’s cost plus interest).

Repurchase agreements may also be viewed as loans made by a Fund which are collateralized by the securities subject to repurchase. The value of the underlying securities in such transactions will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. If the seller defaults, a Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of sale including accrued interest are less than the resale price provided in the agreement including interest. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, a Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and required to return the underlying collateral to the seller’s estate.

To the extent that a Fund has invested a substantial portion of its assets in repurchase agreements, the Fund’s investment return on such assets, and potentially the Fund’s ability to achieve its investment objectives, will depend on the counterparties’ willingness and ability to perform their obligations under the repurchase agreements.

U.S. Government Agency and Instrumentality Securities

U.S. government agency securities are debt obligations issued by agencies or authorities controlled by and acting as instrumentalities of the U.S. government established under authority granted by Congress. U.S. government agency obligations include, but are not limited to, those issued by the Bank for Co-operatives, FHLBs, Federal Intermediate Credit Banks, and Fannie Mae. U.S. government instrumentality obligations include, but are not limited to, those issued by the Export-Import Bank and Farmers Home Administration. Some obligations issued or guaranteed by U.S. government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others, by the right of the issuer to borrow from the Treasury; others, by discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and others, only by the credit of the agency or instrumentality. No assurance can be given that the U.S. government will provide financial support to such U.S. government sponsored agencies or instrumentalities in the future, since it is not obligated to do so by law. To the extent a Fund invests in U.S. government securities that are not backed by the full faith and credit of the U.S. Treasury, such investments may involve a greater risk of loss of principal and interest since the Fund must look principally or solely to the issuing or guaranteeing agency or instrumentality for repayment.

U.S. Treasury Bills. U.S. Treasury Bills are issued with maturities of up to one year. Three month bills are currently offered by the Treasury on a 13-week cycle and are auctioned each week by the Treasury. Bills are issued in bearer form only and are sold only on a discount basis, and the difference between the purchase price and the maturity value (or the resale price if they are sold before maturity) constitutes the interest income for the investor.

Certificates of Deposit. Certificates of deposit are negotiable receipts issued by a bank or savings and loan association in exchange for the deposit of funds. A certificate of deposit earns a specified rate of return over a definite period of time. Normally a certificate can be traded in a secondary market prior to maturity. Eurodollar certificates of deposit (“Euro CDs”) are U.S. dollar-denominated deposits in banks outside the U.S. Eurodollar deposits in foreign branches of U.S. banks are the legal equivalent of domestic deposits, but are not covered by FDIC insurance. Yankee certificates of deposit (“Yankee CDs”) are U.S. dollar-denominated deposits issued and payable by U.S. branches of foreign banks. Foreign securities (i.e., Euro CDs and Yankee CDs) may be affected by political, social and economic developments abroad. Foreign companies and foreign financial institutions may not be subject to accounting standards or governmental supervision comparable to their U.S. counterparts, and there may be less public information about their operations. Foreign markets may be less liquid or more volatile than U.S. markets and may offer less protection to investors. Foreign countries may impose withholding or other taxes on interest income from investments in securities issued there, or may enact confiscatory taxation provisions targeted to certain investors. The time period for settling transactions in foreign securities may be longer than the time period permitted for the settlement of domestic securities transactions. In addition, the market prices for foreign securities are not determined at the same time of day as the NAV for the Fund’s shares. It may be difficult to obtain and

SAI-23

enforce judgments against foreign entities, and the expenses of litigation are likely to exceed those which would be incurred in the United States.

Commercial Paper. Commercial paper is generally defined as unsecured short-term notes issued in bearer form by large, well-known corporations and finance companies. Maturities on commercial paper range from a few days to nine months. Commercial paper is also sold on a discount basis.

Bankers Acceptances. Bankers acceptances generally arise from short-term credit arrangements designed to enable businesses to obtain funds in order to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date.

Securities Lending

A Fund may lend its portfolio securities, provided: (1) the loan is secured continuously by collateral consisting of U.S. Government securities, cash, or cash equivalents adjusted daily to have market value at least equal to the current market value of the securities loaned; (2) the Fund may at any time call the loan and regain the securities loaned; (3) the Fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities of any Fund loaned will not at any time exceed one-third (or such other lower limit as established from time to time) of the total assets of the Fund. In addition, it is anticipated that a Fund may share with the borrower some of the income received on the collateral for the loan or that it will be paid a premium for the loan.

The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, a Fund retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by a Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. A Fund will not lend portfolio securities to borrowers affiliated with the Fund.

Short Sales

Short sales are transactions in which the Fund sells a security it does not own. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at the market price at or prior to the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to repay the lender any dividends or interest that accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will typically be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. The Fund also will incur transaction costs in effecting short sales, including the cost of making the lender whole for any dividends or interest paid on the securities during the period of the loan.

A Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. A Fund will generally realize a gain if the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest, or expenses the Fund may be required to pay in connection with a short sale. An increase in the value of a security sold short by a Fund over the price at which it was sold short will result in a loss to the Fund. There can be no assurance that a Fund will be able to close out the position at any particular time or at an acceptable price. There is no limit on the amount of money a Fund may lose on a short sale.

A Fund’s ability to engage in short sales may from time to time be limited or prohibited because of the inability to borrow certain securities in the market, legal restrictions on short sales, or other reasons.

SAI-24

Foreign Investments

Investments in foreign securities may involve considerations different from investments in domestic securities due to limited publicly available information, non-uniform accounting standards, lower trading volume and possible consequent illiquidity, greater volatility in price, the possible imposition of withholding or confiscatory taxes, the possible adoption of foreign governmental restrictions affecting the payment of principal and interest, expropriation of assets, nationalization, or other adverse political or economic developments. Foreign companies may not be subject to auditing and financial reporting standards and requirements comparable to those which apply to U.S. companies. Foreign brokerage commissions and other fees are generally higher than in the United States. It may be more difficult to obtain and enforce a judgment against a foreign issuer. Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of a Fund’s assets held abroad) and expenses not present in the settlement of domestic investments. Legal remedies available to investors in certain foreign countries may be more limited than those available with respect to investments in the United States or in other foreign countries. The laws of some foreign countries may limit a Fund’s ability to invest in securities of certain issuers located in those foreign countries.

In addition, to the extent that a Fund’s foreign investments are not U.S. dollar-denominated, the Fund may be affected favorably or unfavorably by changes in currency exchange rates or exchange control regulations and may incur costs in connection with conversion between currencies.

Several foreign governments permit investments by non-residents only through participation in certain specifically organized investment companies. Subject to the provisions of the 1940 Act, a Fund may invest in the shares of such other investment companies.

In addition, certain of the Funds may also invest a portion of their assets in unit trusts organized in the United Kingdom (which are analogous to United States mutual funds) and which invest in smaller foreign markets than those in which a Fund would ordinarily invest directly.

Developing Countries. The considerations noted above for foreign investments generally are intensified for investments in developing countries. These risks include (i) volatile social, political, and economic conditions; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) the existence of national policies which may restrict a Fund’s investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence, until recently in certain developing countries, of a capital market structure or market-oriented economy; (vii) economies based on only a few industries; (viii) the possibility that recent favorable economic developments in certain developing countries may be slowed or reversed by unanticipated political or social events in such countries; and (ix) in certain emerging markets, systems of share registration and custody that create certain risks of loss (including the risk of total loss) that are not normally associated with investments in other securities markets.

Investing through Stock Connect. Certain of the Funds may invest in developing markets through trading structures or protocols that subject them to the risks described above (such as risks associated with illiquidity, custody of assets, different settlement and clearance procedures, asserting legal title under developing legal and regulatory regimes and other risks) to a greater degree than in developed markets or even other developing markets. For example, a Fund may invest in certain eligible Chinese securities (“China A-Shares”) listed and traded on Chinese stock exchanges such as the Shanghai Stock Exchange (“SSE”) through the Hong Kong — Shanghai Stock Connect (“Stock Connect”) program. Stock Connect is a securities trading and clearing program developed by the Hong Kong Stock Exchange (“SEHK”), SSE, Hong Kong Securities Clearing Company Limited and China Securities Depository and Clearing Corporation Limited for the establishment of mutual market access between SEHK and SSE. Stock Connect is subject to regulations promulgated by regulatory authorities for both SSE and SEHK. Further regulations or restrictions, such as limitations on redemptions or suspension of trading, may adversely affect Stock Connect and the value of the China A-Shares held by a Fund. There is no guarantee that the systems required to operate Stock Connect will function properly or that both exchanges will continue to support Stock Connect in the future. Because Stock Connect is a new program that commenced operations in November 2014, the actual effect on the market for trading China A-Shares with the introduction of large numbers of foreign investors through Stock Connect is unknown.

SAI-25

Although trading through Stock Connect is not subject to individual investment quotas, daily and aggregate investment quotas apply to the aggregate volume of trading on Stock Connect, which may restrict or preclude a Fund’s ability to invest in Stock Connect securities. In addition, Stock Connect securities generally may not be sold, purchased or otherwise transferred other than through Stock Connect pursuant to the program’s rules, which may further subject a Fund to liquidity risk in respect of China A-Shares. Stock Connect can only operate when both Chinese and Hong Kong markets are open for trading and when banking services are available in both markets on the corresponding settlement days. As a result, if either or both of these markets are closed on a U.S. trading day, a Fund may not be able to dispose of its China A-Shares in a timely manner, which could adversely affect the Fund’s performance. Because of the way in which China A-Shares are held through Stock Connect, a Fund may not be able to exercise the rights of a shareholder and may be limited in its ability to pursue claims against the issuer of a security, and may suffer losses in the event the depository of the SSE becomes insolvent.

Foreign Currency Transactions

A Fund may engage in currency exchange transactions to protect against uncertainty in the level of future foreign currency exchange rates and to increase current return.

There can be no assurance that appropriate foreign currency transactions will be available for a Fund at any time or that a Fund will enter into such transactions at any time or under any circumstances even if appropriate transactions are available to it.

When a Fund engages in foreign currency transactions for hedging purposes, it may engage in both “transaction hedging” and “position hedging.” When it engages in transaction hedging, a Fund enters into foreign currency transactions with respect to specific receivables or payables of the Fund generally arising in connection with the purchase or sale of its portfolio securities. A Fund may engage in transaction hedging when it desires to “lock in” the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. By transaction hedging, a Fund may attempt to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

A Fund may purchase or sell a foreign currency on a spot (i.e., cash) basis at the prevailing spot rate in connection with transaction hedging. A Fund may also enter into contracts to purchase or sell foreign currencies at a future date (“forward contracts”) and purchase and sell foreign currency futures contracts.

For transaction hedging purposes, a Fund may also purchase exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. A put option on a futures contract gives a Fund the right to assume a short position in the futures contract until expiration of the option. A put option on currency gives a Fund the right to sell a currency at a specified exercise price until the expiration of the option. A call option on a futures contract gives a Fund the right to assume a long position in the futures contract until the expiration of the option. A call option on currency gives a Fund the right to purchase a currency at the exercise price until the expiration of the option.

When it engages in position hedging, a Fund enters into foreign currency exchange transactions to protect against a decline in the values of the foreign currencies in which securities held by the Fund are denominated or are quoted in their principle trading markets or an increase in the value of currency for securities which the Fund expects to purchase. In connection with position hedging, a Fund may purchase put or call options on foreign currency and foreign currency futures contracts and buy or sell forward contracts and foreign currency futures contracts. A Fund may also purchase or sell foreign currency on a spot basis.

The precise matching of the amounts of foreign currency exchange transactions and the value of the portfolio securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the values of those securities between the dates the currency exchange transactions are entered into and the dates they mature.

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It is impossible to forecast with precision the market value of a Fund’s portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency a Fund is obligated to deliver and if a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities of a Fund if the market value of such security or securities exceeds the amount of foreign currency the Fund is obligated to deliver. To offset some of the costs of hedging against fluctuations in currency exchange rates, a Fund may write covered call options on those currencies.

Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities that a Fund owns or intends to purchase or sell. They simply establish a rate of exchange that one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in the value of such currency.

A Fund may also seek to increase its current return by purchasing and selling foreign currency on a spot basis, by purchasing and selling options on foreign currencies and on foreign currency futures contracts, and by purchasing and selling foreign currency forward contracts.

The value of any currency, including U.S. dollars and foreign currencies, may be affected by complex political and economic factors applicable to the issuing country. In addition, the exchange rates of foreign currencies (and therefore the values of foreign currency options, forward contracts, and futures contracts) may be affected significantly, fixed, or supported directly or indirectly by U.S. and foreign government actions. Government intervention may increase risks involved in purchasing or selling foreign currency options, forward contracts, and futures contracts, since exchange rates may not be free to fluctuate in response to other market forces. Foreign governmental restrictions or taxes could result in adverse changes in the cost of acquiring or disposing of foreign currencies.

Currency Forward and Futures Contracts. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A foreign currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Foreign currency futures contracts traded in the United States are designed by and traded on exchanges regulated by the CFTC, such as the New York Mercantile Exchange.

Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in a given month. Forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts. Also, forward foreign exchange contracts are traded directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit.

At the maturity of a forward or futures contract, a Fund may either accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts are effected on a commodities exchange; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

Positions in foreign currency futures contracts and related options may be closed out only on an exchange or board of trade which provides a secondary market in such contracts or options. Although a Fund will normally purchase or

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sell foreign currency futures contracts and related options only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or option or at any particular time. In such event, it may not be possible to close a futures or related option position and, in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin on its futures positions.

Foreign Currency Options. Options on foreign currencies operate similarly to options on securities, and are traded primarily in the over-the-counter market, although options on foreign currencies have recently been listed on several exchanges. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time. Options on foreign currencies are affected by all of those factors which influence exchange rates and investments generally.

The value of a foreign currency option is dependent upon the value of the foreign currency and the U.S. dollar, and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

There is no systematic reporting of last-sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the U.S. options markets.

Foreign Currency Conversion. Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (the “spread”) between prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should a Fund desire to resell that currency to the dealer.

Asset Segregation and Coverage

A Fund may be required to earmark or otherwise segregate liquid assets in respect of its obligations under derivatives transactions that involve contractual obligations to pay in the future, or a Fund may engage in other measures to “cover” its obligations with respect to such transactions. The amounts that are earmarked or otherwise segregated may be based on the notional value of the derivative or on the daily mark-to-market obligation under the derivatives contract and may be reduced by amounts on deposit with the applicable broker or counterparty to the derivatives transaction. In certain circumstances, a Fund may enter into an offsetting position rather than earmarking or segregating liquid assets. A Fund may modify its asset segregation and coverage policies from time to time. Although earmarking or segregating may in certain cases have the effect of limiting a Fund’s ability to engage in derivatives transactions, the extent of any such limitation will depend on a variety of factors, including the method by which the Fund determines the nature and amount of assets to be earmarked or segregated.

Other Pooled Investment Vehicles

A Fund may invest in securities of other pooled investment vehicles, including shares of open- or closed-end investment companies and exchange-traded funds (“ETFs”). Provisions of the 1940 Act may limit the ability of a Fund to invest in certain investment companies or may limit the amount of its assets that a Fund may invest in any investment company or investment companies in general.

As an investor in a pooled investment vehicle, a Fund will bear its ratable share of that investment company’s expenses and would remain subject to payment of the Fund’s management fees with respect to assets so invested. Shareholders would therefore be subject to duplicative expenses to the extent a Fund invests in other pooled investment vehicles.

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ETFs are pooled investment vehicles whose shares trade like a stock throughout the day. Certain ETFs use a “passive” investment strategy and will not attempt to take defensive positions in volatile or declining markets. Other ETFs are actively managed (i.e., they do not seek to replicate the performance of a particular index). The value of an ETF’s shares will change based on changes in the values of the investments it holds. ETFs incur administrative expenses and transaction costs in trading shares. The value of an ETF’s shares will also likely be affected by factors affecting trading in the market for those shares, such as illiquidity, exchange or market rules, and overall market volatility. The market price for ETF shares may be higher or lower than the ETF’s NAV. The timing and magnitude of cash flows in and out of an ETF could create cash balances that act as a drag on the ETF’s performance. An active secondary market in an ETF’s shares may not develop or be maintained and may be halted or interrupted due to actions by its listing exchange, unusual market conditions, or other reasons. Substantial market or other disruptions affecting ETFs could adversely affect the liquidity and value of the shares of a Fund. There can be no assurance an ETF’s shares will continue to be listed on an active exchange.

Precious Metals

The value of the investments of certain Funds may be affected by changes in the prices of gold and other precious metals. Gold and similar assets have been subject to substantial price fluctuations over short periods of time and may be affected by unpredictable international monetary and other governmental policies, such as currency devaluations or revaluations; economic and social conditions within a country; trade imbalances; or trade or currency restrictions between countries. Because much of the world’s known gold reserves are located in South Africa, political and social conditions there may pose special risks to investments in gold. For instance, social upheaval and related economic difficulties in South Africa could cause a decrease in the share values of South African issuers. The manner and extent of a Fund’s investments in precious metals may be limited by provisions of the 1940 Act and the Fund’s intention to qualify as a regulated investment company under Subchapter M of the Code, and any such investments by the Fund may adversely affect the ability of the Fund to qualify as a regulated investment company.

Master Limited Partnerships

Master limited partnerships (“MLPs”) are limited partnerships in which ownership units are publicly traded. MLPs often own or own interests in properties or businesses that are related to oil and gas industries, including pipelines, although MLPs may invest in other types of investments, including credit-related investments. Generally, an MLP is operated under the supervision of one or more managing general partners. Limited partners (like a Fund when it invests in an MLP) are not involved in the day-to-day management of the partnership. Certain of the Funds also may invest in companies who serve (or whose affiliates serve) as the general partner of an MLP.

Investments in MLPs are generally subject to many of the risks that apply to partnerships. For example, holders of the units of MLPs may have limited control and limited voting rights on matters affecting the partnership. Fewer corporate protections may be afforded to investors in an MLP than investors in a corporation. Conflicts of interest may exist among unit holders, subordinated unit holders and the general partner of an MLP, including those arising from incentive distribution payments. MLPs that concentrate in a particular industry or region are subject to risks associated with such industry or region. MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers. Investments held by MLPs may be illiquid. MLP units may trade infrequently and in limited volume, and they may be subject to more abrupt or erratic price movements than securities of larger or more broadly based companies.

Certain of the Funds may also hold investments in limited liability companies that have many of the same characteristics and are subject to many of the same risks as master limited partnerships.

The manner and extent of a Fund’s investments in MLPs and limited liability companies may be limited by its intention to qualify as a regulated investment company under the Code, and any such investments by the Fund may adversely affect the ability of the Fund to so qualify.

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Real Estate Investment Trusts

Real estate investment trusts (“REITs”) are pooled investment vehicles that invest primarily in income-producing real estate or real estate related loans or interests (such as mortgages). The real estate properties in which REITs invest typically include properties such as office buildings, retail and industrial facilities, hotels, apartment buildings and healthcare facilities. The yields available from equity investments in REITs depend on the amount of income and capital appreciation generated by the related properties. Investments in REITs are subject to the risks associated with real estate investments generally, including economic downturns that have an adverse effect on real estate markets, general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, and variations in rental income. Equity REITs may be affected by changes in the value of the underlying property owned by the REIT, while mortgage REITs may be affected by the quality of any credit extended. Like regulated investment companies, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code. The affairs of REITs are managed by the REIT’s sponsor and, as such, the performance of the REIT is dependent on the management skills of the REIT’s sponsor. REITs are not diversified (except to the extent the Code requires). REITs are also subject to interest rate risks. If a Fund makes an equity investment in a REIT, the Fund will indirectly bear its proportionate share of any expenses paid by the REIT in addition to the expenses of the Fund. REITs are subject to the risk of default by borrowers, self-liquidation, and the possibility that the REIT may fail to qualify for the exemption from tax for distributed income under the Code.

Zero-coupon Debt Securities and Payment-in-Kind Securities

Certain of the Funds may purchase zero-coupon debt securities and payment-in-kind securities (“PIKs”). The value of both zero-coupon bonds and PIK bonds may be more sensitive to fluctuations in interest rates than other bonds.

Zero-coupon securities are debt obligations which are generally issued at a discount and payable in full at maturity, and which do not provide for current payments of interest prior to maturity. Zero-coupon securities usually trade at a deep discount from their face or par value and are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities that make current distributions of interest. As a result, the NAV of shares of a Fund investing in zero-coupon securities may fluctuate over a greater range than shares of other mutual funds investing in securities making current distributions of interest and having similar maturities. When interest rates rise, the values of zero-coupon securities fall more rapidly than securities paying interest on a current basis, because the zero-coupon securities are locked into rates of reinvestment that become less attractive the farther rates rise. The converse is true when interest rates fall.

When debt obligations have been stripped of their unmatured interest coupons by the holder, the stripped coupons are sold separately. The principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic cash interest payments. Once stripped or separated, the corpus and coupons may be sold separately. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold in such bundled form. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero-coupon securities issued directly by the obligor.

Zero-coupon securities allow an issuer to avoid the need to generate cash to meet current interest payments. Even though zero-coupon securities do not pay current interest in cash, a Fund is nonetheless required to accrue interest income on them and to distribute the amount of that interest at least annually to shareholders. Thus, a Fund could be required at times to liquidate other investments in order to satisfy its distribution requirement.

Certain of the Funds also may purchase PIKs. PIKs pay all or a portion of their interest or dividends in the form of additional securities. Federal tax law requires that the interest on zero-coupon bonds and PIK bonds be accrued as income to the Fund regardless of the fact that the Fund will not receive cash until such securities mature. Since the income must be distributed to shareholders, the Fund may be forced to liquidate other securities in order to make the required distribution.

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Municipal Lease/Purchase Agreements

Certain of the Funds may invest in Municipal Lease/Purchase Agreements which are similar to installment purchase contracts for property or equipment. These obligations typically are not fully backed by the issuing municipality’s credit and their interest may become taxable if the lease is assigned. If the governmental issuer does not appropriate sufficient funds for the following year’s lease payments, the lease will terminate, with the possibility of default on the lease obligation, which may result in loss to the Fund.

Variable Rate Demand Notes

Certain of the Funds may purchase tax-exempt floating and variable rate demand notes and bonds. Variable rate demand notes include master demand notes. Master demand notes are frequently secured by letters of credit or other credit supports, which are not expected to adversely affect the tax-exempt status of these obligations. Master demand notes are redeemable at face value, but there is no established secondary market for them. Accordingly, when these obligations are not secured, a Fund’s ability to redeem (through exercise of its demand right) depends on the borrower’s ability to pay principal and interest on demand. Master demand notes with a demand feature extending for more than seven days are treated as illiquid securities.

Stand-by Commitments

Certain of the Funds may acquire stand-by commitments from brokers, dealers or banks to facilitate its portfolio liquidity. Under a stand-by commitment, the obligor must repurchase, at the Fund’s option, specified securities held in the Fund’s portfolio at a specified price. Thus, stand-by commitments are comparable to put options. The exercise of a stand-by commitment is subject to the ability of the seller to make payment on demand. If it is necessary or appropriate to cause the Fund to pay for stand-by commitments, the cost of entering into the stand-by commitment will have the effect of increasing the cost of the underlying municipal obligation and similarly decreasing such security’s yield.

Tobacco Settlement Revenue Bonds

Tobacco settlement revenue bonds are secured by an issuing state’s proportionate share in the Master Settlement Agreement entered into between 48 states and certain U.S. tobacco manufacturers, which together represent approximately 99% of the current combined market share of tobacco manufacturers (the “MSA”). The MSA provides for payments annually by the manufacturers to the states and jurisdictions in perpetuity, in exchange for releasing all claims against the manufacturers and a pledge of no further litigation. Tobacco manufacturers pay into a master escrow trust based on their market share, and each state receives a fixed percentage of the payment as set forth in the MSA.

A number of states have securitized the future flow of those payments by selling bonds pursuant to indentures, some through distinct governmental entities created for such purpose. The bonds are backed by the future revenue flow that is used for principal and interest payments on the bonds. Annual payments on the bonds, and thus risk to the Fund, are highly dependent on the receipt of future settlement payments to the state or its governmental entity, as well as several other factors. The actual amount of future settlement payments, therefore, is dependent on many factors, including, but not limited to, annual domestic cigarette shipments, cigarette consumption, inflation and the financial capability of participating tobacco companies. Ongoing legal challenges to the MSA, a decrease in tobacco consumption, market share loss by participating tobacco companies and bankruptcy could negatively impact the ability of the tobacco companies to make payments.

Yankee Securities

Yankee securities are debt securities issued by non-U.S. corporate or government entities, but are denominated in U.S. dollars. Yankee securities trade and may be settled in U.S. markets.

Portfolio Turnover

Many of the Predecessor Funds have experienced high rates of portfolio turnover in recent years and the Funds may experience high rates of portfolio turnover in the future. The portfolio turnover rate for the RS High Yield VIP Series was significantly higher in the fiscal year ended December 31, 2015 as compared to previous years, which was generally

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due to market conditions and was not reflective of a material change in investment strategy. The portfolio turnover rate for the RS Investment Quality Bond VIP Series was significantly lower in the fiscal year ended December 31, 2015 as compared to previous years, which was generally due to market conditions.

Temporary Defensive Strategies

At times, an Adviser may judge that market conditions make pursuing a Fund’s basic investment strategy inconsistent with the best interests of its shareholders. At such times, an Adviser may (but will not necessarily), without notice, temporarily use alternative strategies, primarily designed to reduce fluctuations in the values of the Fund’s assets.

In implementing these “defensive strategies,” a Fund may hold assets in cash and cash equivalents and in other investments an Adviser believes to be consistent with the Fund’s best interests.

If any such a temporary defensive strategy is implemented, a Fund may not achieve its investment objective.

ADDITIONAL RISK FACTORS AND SPECIAL CONSIDERATIONS

New or Smaller Funds. Funds with limited operating history and smaller Funds may involve additional risk. For example, there can be no assurance that a new or smaller Fund will grow to or maintain an economically viable size.

Should a Fund not grow to or maintain an economically viable size, the Board of Trustees may determine to liquidate the Fund. Although the interests of shareholders in each Fund are the principal concern of the Board, in the event the Board determines to liquidate a Fund, the timing of any possible liquidation might not be favorable to certain individual shareholders.

Victory S&P 500 Index VIP Series. Traditional methods of fund investment management typically involve relatively frequent changes in a portfolio of securities on the basis of economic, financial and market analysis. The Victory S&P 500 Index VIP Series is not managed in this manner. Instead, with the aid of a computer program, the Adviser purchases and sells securities for the Victory S&P 500 Index VIP Series in an attempt to produce investment results that substantially duplicate the investment composition and performance of the S&P 500® Index, taking into account redemptions, sales of additional Victory S&P 500 Index VIP Series shares, and other adjustments as described below.

The Victory S&P 500 Index VIP Series generally expects to hold all of the stocks included in the S&P 500® Index on the basis of each stock’s weighted capitalization in such index. World does not intend to screen securities for investment by Victory S&P 500 Index VIP Series by traditional methods of financial and market analysis; however the Adviser may remove stocks of companies which exhibit extreme financial distress or which may impair for any reason the Victory S&P 500 Index VIP Series’ ability to achieve its investment objective. If an issuer drops in ranking, or is eliminated entirely from the S&P 500® Index, the Adviser may be required to sell some or all of the common stock of such issuer then held by the Victory S&P 500 Index VIP Series. Such sales of portfolio securities may be made at times when, if the Adviser were not required to effect purchases and sales of portfolio securities in accordance with the S&P 500® Index, the securities might not otherwise be sold. These sales may result in lower prices for such securities than may have been realized or in losses that may not have been incurred if World were not required to effect the purchases and sales. The failure of an issuer to declare or pay dividends, potentially materially adverse legal proceedings against an issuer, the existence or threat of defaults materially and adversely affecting an issuer’s future declaration and payment of dividends, or the existence of other materially adverse credit factors will not necessarily be the basis for the disposition of portfolio securities, unless such event causes the issuer to be eliminated entirely from the S&P 500® Index.

Redemptions of a substantial number of shares of the Victory S&P 500 Index VIP Series could reduce the number of issuers represented in the Victory S&P 500 Index VIP Series’ investment portfolio, increase trading costs and/or increase hedging activities (such as the purchase or sale of options on indices or futures contracts), which could, in turn, adversely affect the accuracy with which the Victory S&P 500 Index VIP Series tracks the performance of the S&P 500® Index.

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While the Victory S&P 500 Index VIP Series will invest primarily in the common stocks that constitute the S&P 500® Index in accordance with the relative capitalization as described above, it is possible that the Victory S&P 500 Index VIP Series will from time to time receive, as part of a “spin-off” or other corporate reorganization of an issuer included in the S&P 500® Index, securities that are themselves outside the S&P 500® Index. Such securities will be disposed of by the Victory S&P 500 Index VIP Series in due course consistent with the Victory S&P 500 Index VIP Series’ investment objective.

In addition, the Victory S&P 500 Index VIP Series may invest in Standard & Poor’s Depositary Receipts (“SPDRs”). SPDRs are securities that represent ownership in a SPDR Trust, unit investment trusts which are intended to provide investment results that generally correspond to the price and yield performance of an S&P® index. SPDR interest holders are paid a “Dividend Equivalent Amount” that corresponds to the amount of cash dividends accruing to the securities in the SPDR Trust, net of certain fees and expenses charged to the Trust. Because of these fees and expenses, the dividend yield for SPDRs may be less than that of the index it represents.

The Victory S&P 500 Index VIP Series may also purchase put and call options on the S&P 500® Index that are traded on national securities exchanges. In addition, the Victory S&P 500 Index VIP Series may enter into transactions involving futures contracts (and futures options) on the S&P 500® Index and may purchase securities of other investment companies that are structured to seek a similar correlation to the S&P 500® Index. These transactions are effected in an effort to have fuller exposure to price movements in the S&P 500® Index pending investment of purchase orders or while maintaining liquidity to meet potential shareholder redemptions. Transactions in option and stock index futures contracts may be desirable to hedge against a price movement in the S&P 500® Index at times when the Victory S&P 500 Index VIP Series is not fully invested in stocks that are included in the S&P 500® Index. For example, by purchasing a futures contract, the Victory S&P 500 Index VIP Series may be able to reduce the potential that cash inflows will disrupt its ability to track the S&P 500® Index, since the futures contracts may serve as a temporary substitute for stocks which may then be purchased in an orderly fashion. Similarly, because futures contracts only require a small initial margin deposit, the Victory S&P 500 Index VIP Series may be able, as an effective matter, to be fully invested in the S&P 500® Index while keeping a cash reserve to meet potential redemptions.

The Victory S&P 500 Index VIP Series is not sponsored, endorsed, sold or promoted by S&P®. S&P® makes no representation or warranty, express or implied, to the owners of the Victory S&P 500 Index VIP Series or any member of the public regarding the advisability of investing in securities generally or in the Victory S&P 500 Index VIP Series particularly or the ability of the S&P 500® Index to track general stock market performance. S&P®’s only relationship to the Victory S&P 500 Index VIP Series is the licensing of certain trademarks and trade names of S&P® and of the indexes which are determined, composed and calculated by S&P® without regard to the Victory S&P 500 Index VIP Series. S&P® has no obligation to take the needs of the Victory S&P 500 Index VIP Series or the owners of the Victory S&P 500 Index VIP Series into consideration in determining, composing or calculating the indexes. S&P® is not responsible for and has not participated in the determination of the price of the I Victory S&P 500 Index VIP Series or the timing of the issuance or sale of the Victory S&P 500 Index VIP Series or in the determination or calculation of the equation by which the Victory S&P 500 Index VIP Series is converted into cash. S&P® has no obligation or liability in connection with the administration, marketing or trading of the Victory S&P 500 Index VIP Series.

S&P® does not guarantee the accuracy and/or the completeness of the S&P 500® Index or any data included therein and S&P® shall have no liability for any errors, omissions, or interruptions therein. S&P® makes no warranty, express or implied, as to results to be obtained by the Victory S&P 500 Index VIP Series, owners of the Victory S&P 500 Index VIP Series, or any other person or entity from the use of the S&P 500® Index or any data included therein. S&P® makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500® Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P® have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

“Standard & Poor’s®”, “S&P®” and “S&P 500®” are trademarks of McGraw-Hill Companies, Inc. and have been licensed for use by the Funds.

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SPECIAL RISK RELATED TO CYBER SECURITY

The Funds and their service providers have administrative and technical safeguards in place with respect to information security. Nevertheless, the Funds and their service providers are potentially susceptible to operational and information security risks resulting from a cyber-attack as the Funds are highly dependent upon the effective operation of their computer systems and those of their business partners. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, denial of service on websites and other operational disruption and unauthorized release of confidential customer information. Cyber-attacks affecting the Adviser, Victory Capital Adviser, Inc. (the “Distributor”), the Funds, the custodian, the transfer agent, financial intermediaries and other affiliated or third-party service providers may adversely affect the Funds and their shareholders owners. For instance, cyber-attacks may interfere with the processing of Fund transactions, including the processing of orders, impact a Fund’s ability to calculate net asset values, cause the release and possible destruction of confidential customer or business information, impede trading, subject a Fund and/or its service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cyber security risks may also affect the issuers of securities in which a Fund invests, which may cause a Fund’s investments to lose value. A Fund may also incur additional costs for cyber security risk management in the future. Although the Funds and their service providers have adopted security procedures to minimize the risk of a cyber-attack, there can be no assurance that the Funds or their service providers will avoid losses affecting the Funds due to cyber-attacks or information security breaches in the future.

DETERMINING NET ASSET VALUE (“NAV”) AND VALUING PORTFOLIO SECURITIES

Each Fund’s NAV is determined and the shares of each Fund are priced as of the valuation time(s) indicated in the Prospectus on each Business Day. A “Business Day” is a day on which the New York Stock Exchange, Inc. (the “NYSE”) is open. The Bond Funds are authorized to close earlier than is customary for a Business Day upon the recommendation of both the Securities Industry and Financial Markets Association and the Adviser. In the event that a bond Fund closes earlier than is customary for a Business Day, the Fund’s NAV calculation for that day will occur as of the time of the earlier close. The NYSE will not open in observance of the following holidays: New Year’s Day, Dr. Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. The Federal Reserve Bank of Cleveland is closed on Columbus Day and Veterans Day.

Investment Company Securities.

Shares of another open-end investment company (mutual fund) held by a Fund are valued at the latest closing NAV of such mutual fund.  Shares of exchange-traded funds (ETFs) are valued in the manner described below under “Equity Securities.”

Fixed-Income Securities.

Fixed-income securities held by a Fund are valued on the basis of security valuations provided by an independent pricing service, approved by the Board, that determines value by using information with respect to transactions of a security, quotations from dealers, market transactions in comparable securities and various relationships between securities. Specific investment securities that are not priced by the approved pricing service will be valued according to quotations obtained from dealers who are market makers in those securities. Investment securities with less than 60 days to maturity when purchased are valued at amortized cost that approximates market value. Investment securities not having readily available market quotations will be priced at fair value using a methodology approved in good faith by the Board.

Equity Securities.

Each equity security (including ETFs) held by a Fund is valued at the closing price on the exchange where the security is principally traded. Each security traded in the over-the-counter market (but not including securities the trading activity of which is reported on NASDAQ’s Automated Confirmation Transaction (“ACT”) System) is valued at the bid based upon quotes furnished by market makers for such securities. Each security the trading activity of which is reported on NASDAQ’s ACT System is valued at the NASDAQ Official Closing Price.

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Convertible debt securities are valued in the same manner as any debt security. Non-convertible debt securities are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices and may reflect appropriate factors such as institution-sized trading in similar groups of securities, developments related to special securities, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics, and other market data. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers in a manner specially authorized by the Board. Short-term obligations having 60 days or less to maturity are valued on the basis of amortized cost, except for convertible debt securities. For purposes of determining NAV, futures and options contracts generally will be valued 15 minutes after the close of trading of the NYSE.

Other Valuation Information.

Generally, trading in foreign securities, corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the NAV of each Fund’s shares generally are determined at such times. Foreign currency exchange rates are also generally determined prior the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which such values are determined and the close of the NYSE. If events affecting the value of securities occur during such a period, and a Fund’s NAV is materially affected by such changes in the value of the securities, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board.

International Funds.

Time zone arbitrage. To the extent a Fund invests a significant amount of its assets in foreign securities it may be exposed to attempts by investors to engage in “time-zone arbitrage.”  Using this technique, investors seek to take advantage of differences in the values of foreign securities that might result from events that occur after the close of the foreign securities market on which a security is traded and before the close of the NYSE that day, when the Fund calculates its NAV.  If successful, time zone arbitrage might dilute the interests of other shareholders.

The international Funds generally invest a significant amount of their assets in foreign securities.  The international Funds use “fair value pricing” under certain circumstances, to adjust the closing market prices of foreign securities to reflect what the Adviser and the Board consider to be their fair value. Fair value pricing may also help to deter time zone arbitrage.

Fair value pricing for the International Funds. If market quotations are not readily available, or (in the Adviser’s judgment) do not accurately reflect the fair value of a security, or if after the close of the principal market on which a security held by an international Fund is traded and before the time as of which the international Funds’ net asset value is calculated that day, an event occurs that the Adviser learns of and believes in the exercise of its judgment will cause a material change in the value of that security from the closing price of the security on the principal market on which it is traded, that security may be valued by another method that the Board believes would more accurately reflect the security’s fair value.

The Board has adopted valuation procedures for the Funds and has delegated the day-to-day responsibility for fair valuation determinations to the Adviser and its Pricing Committee. Those determinations may include consideration of recent transactions in comparable securities, information relating to a specific security, developments in and performance of foreign securities markets, current valuations of foreign or U.S. indices, and adjustment co-efficients based on fair value models developed by independent service providers. The Adviser may, for example, adjust the value of portfolio securities based on fair value models supplied by the service provider when the Adviser believes that the adjustments better reflect actual prices as of the close of the NYSE.

The international Funds’ use of fair value pricing procedures involves subjective judgments and it is possible that the fair value determined for a security may be materially different from the value that could be realized upon the sale of that security. Accordingly, there can be no assurance that an international Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the same time at which the international Fund determines its NAV per share.

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PERFORMANCE

From time to time, the “standardized yield,” “distribution return,” “dividend yield,” “average annual total return,” “total return,” and “total return at NAV” of an investment in Fund shares may be advertised. An explanation of how yields and total returns are calculated and the components of those calculations are set forth below.

Yield and total return information may be useful to contract owners in reviewing a Fund’s performance. A Fund’s advertisement of its performance must, under applicable SEC rules, include the average annual total returns for the Fund for the 1, 5, and 10-year period (or the life of the class, if less) as of the most recently ended calendar quarter. This enables a contract owner to compare the Fund’s performance to the performance of other funds for the same periods. However, a number of factors should be considered before using such information as a basis for comparison with other investments. Each Fund’s shares are not insured; its yield and total return are not guaranteed and normally will fluctuate on a daily basis. When redeemed, shares of a Fund may be worth more or less than their original cost. Yield and total return for any given past period are not a prediction or representation by the Trust of future yields or rates of return on its shares. The yield and total returns of shares of a Fund are affected by portfolio quality, portfolio maturity, the type of investments a Fund holds, and operating expenses.

Standardized Yield. The “yield” (referred to as “standardized yield”) of the Funds for a given 30-day period for a class of shares is calculated using the following formula set forth in rules adopted by the SEC that apply to all funds that quote yields:

Standardized Yield =	2[(a-b + 1)6 - 1] cd

The symbols above represent the following factors:

a = dividends and interest earned during the 30-day period.

b = expenses accrued for the period (net of any expense reimbursements).

c = the average daily number of shares of that class outstanding during the 30-day period that were entitled to receive dividends.

d = the maximum offering price per share of the class on the last day of the period, adjusted for undistributed net investment income.

The Funds’ standardized yield of a class of shares for a 30-day period may differ from its yield for any other period. The SEC formula assumes that the standardized yield for a 30-day period occurs at a constant rate for a six-month period and is annualized at the end of the six-month period. This standardized yield is not based on actual distributions paid by a Fund to shareholders in the 30-day period, but is a hypothetical yield based upon the net investment income from a Fund’s portfolio investments calculated for that period. The standardized yield may differ from the “dividend yield,” described below.

Dividend Yield and Distribution Returns. From time to time the Funds may quote a “dividend yield” or a “distribution return.” Dividend yield is based on the Fund’s dividends derived from net investment income during a one-year period. Distribution return includes dividends derived from net investment income and from net realized capital gains declared during a one-year period. The “dividend yield” is calculated as follows:

Dividend Yield	=	Dividends of the Class for a Period of One-Year Max. Offering Price of the Class (last day of period)

Total Return Calculations. Total returns quoted in advertising reflect all aspects of a Fund’s return, including the effect of reinvesting dividends and net capital gain distributions (if any), and any change in a Fund’s NAV over the period. Average annual total returns are calculated by determining the growth or decline in value of a hypothetical

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historical investment in the Funds over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. For example, a cumulative total return of 100% over ten years would produce an average annual total return of 7.18%, which is the steady annual rate of return that would equal 100% growth on an annually compounded basis in ten years. While average annual total returns (or “annualized total return”) are a convenient means of comparing alternative choices to fund a variable contract, contract owners should realize that performance for a Funds is not constant over time, but changes from year to year, and that average annual total returns represent averaged figures as opposed to the actual year-to-year performance of a Fund.

Total Returns. The “average annual total return” of a Fund is an average annual compounded rate of return for each year in a specified number of years. It is based on the change in value of a hypothetical initial investment of $1,000 (“P” in the formula below) held for a number of years (“n”) to achieve an Ending Redeemable Value (“ERV”), according to the following formula:

(ERV/P)1/n-1 = Average Annual Total Return

The cumulative “total return” calculation measures the change in value of a hypothetical investment of $1,000 over an entire period greater than one year. Its calculation uses some of the same factors as average annual total return, but it does not average the rate of return on an annual basis. Total return is determined as follows:

ERV - P = Total Return
P

Total returns also assume that all dividends and net capital gains distributions during the period are reinvested to buy additional shares at NAV, and that the investment is redeemed at the end of the period.

A Fund’s total return should be distinguished from the rate of return of the corresponding separate account. The separate account’s return reflects the deduction of additional insurance charges, including mortality and expense risk charges, resulting in a lower rate of return. Because the Funds’ yield or total return does not reflect these additional charges, this performance information should not be compared with that of mutual funds that are sold directly to the public. The Funds’ performance information will only be included in sales literature if comparable performance figures for the corresponding separate account are also included. Contract owners should consult the separate account prospectus for further information.

Other Performance Comparisons.

From time to time, the Funds may publish the ranking of its performance or the performance of its shares by Lipper, Inc. (“Lipper”), a widely-recognized independent mutual fund monitoring service. Lipper monitors the performance of regulated investment companies, including the Funds, and ranks the performance of the Funds against all other funds in similar categories. The Lipper performance rankings are based on total returns that include the reinvestment of capital gains distributions and income dividends but do not take sales charges or taxes into consideration.

From time to time the Funds may publish its rating by Morningstar, Inc., an independent mutual fund monitoring service that rates mutual funds, including the Funds, in broad investment categories (domestic equity, international equity, taxable bond, or municipal bond) monthly, based upon the Funds’ three, five, and ten-year average annual total returns (when available) and a risk adjustment factor that reflects Fund performance relative to three-month U.S. Treasury bill monthly returns. Such returns are adjusted for fees and sales loads. There are five rating categories with a corresponding number of stars: highest (5), above average (4), neutral (3), below average (2), and lowest (1).

The total return on an investment made in the Funds may be compared with the performance for the same period of one or more broad-based securities market indices, as described in the prospectus. These indices are unmanaged and do not reflect reinvestment of capital gains or take investment costs into consideration, as these items are not applicable to indices. The Funds’ total returns also may be compared with the Consumer Price Index, a measure of change in consumer prices, as determined by the U.S. Bureau of Labor Statistics.

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From time to time, the yields and the total returns of the Funds may be quoted and compared to other mutual funds with similar investment objectives that serve as funding vehicles for separate accounts offering variable contracts in advertisements, shareholder reports or other communications to shareholders. These communications may also include performance calculations that describe hypothetical investment results. (Such performance examples are based on an express set of assumptions and are not indicative of the performance of the Funds.).  In addition, these communications may include discussions or illustrations of the effects of compounding. “Compounding” refers to the fact that the receipt of additional contract units attributable to the Funds’ dividends or other distributions (which distributions are reinvested in additional Fund shares) results in an increase in the value, not only of the units representing the original Fund shares acquired by the separate account, but also of additional units previously received.

The Funds also may include discussions or illustrations of the potential investment goals of a prospective contract owner (including but not limited to tax and/or retirement planning), investment management techniques, policies or investment suitability of the Funds, economic conditions, legislative developments (including pending legislation), the effects of inflation and historical performance of various asset classes, including but not limited to stocks, bonds and Treasury bills. From time to time advertisements or other sales literature may summarize the substance of information contained in the Funds’ financial reports (including the investment composition of the Funds, as well as the views of the Adviser as to current market, economic, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to the Funds). Sales literature relating to the Funds may also include charts, graphs or drawings that illustrate the potential risks and rewards of various investment vehicles, including but not limited to stock, bonds, and Treasury bills, as compared to owning a contract with a separate account investing in the Fund, as well as charts or graphs that illustrate strategies such as dollar cost averaging, and comparisons of hypothetical yields of investment in tax-exempt versus taxable investments. In addition, sales literature may include a discussion of certain attributes or benefits resulting from participation in a separate account that invests in the Funds. Such sales literature may include symbols, headlines or other material that highlight or summarize the information discussed in more detail therein. With proper authorization, the Funds may reprint articles (or excerpts) written regarding the Funds and provide them to prospective contract owners. Performance information with respect to the Fund is generally available by contacting your participating insurance company.

Advertisements and sales literature may include discussions of specifics of a portfolio manager’s investment strategy and process, including, but not limited to, descriptions of security selection and analysis. Advertisements may also include descriptive information about the Adviser, including, but not limited to, its status within the industry, other services and products it makes available, total assets under management, and its investment philosophy.

When comparing yield, total return, and investment risk of the Funds with other variable contract funding vehicles, contract owners should understand that certain other vehicles have different risk characteristics than the Funds’ shares. For example, certificates of deposit may have fixed rates of return and may be insured as to principal and interest by the FDIC, while the Fund’s returns will fluctuate and its share values and returns are not guaranteed. Money market accounts offered by banks also may be insured by the FDIC and may offer stability of principal. U.S. Treasury securities are guaranteed as to principal and interest by the full faith and credit of the U.S. government.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

The NYSE holiday closing schedule indicated in this SAI under “Determining Net Asset Value (“NAV”) and Valuing Portfolio Securities” is subject to change. When the NYSE is closed, or when trading is restricted for any reason other than its customary weekend or holiday closings, or under emergency circumstances as determined by the SEC to warrant such action, the Fund may not be able to accept purchase or redemption requests. A Fund’s NAV may be affected to the extent that its securities are traded on days that are not Business Days.

The Trust has elected, pursuant to Rule 18f-1 under the 1940 Act, to redeem shares of the Funds solely in cash up to the lesser of $250,000 or 1.00% of the NAV of the Fund during any 90-day period for any one separate account. The remaining portion of the redemption may be made in securities or other property, valued for this purpose as they are valued in computing the NAV of the Funds. Separate accounts receiving securities or other property on redemption

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may incur additional costs as well as the associated inconveniences of holding and/or disposing of such securities or other property.

Purchasing and Redeeming Shares.

As described in the Prospectus, shares of the Funds may be purchased and redeemed solely through variable annuity contracts and variable life insurance policies (collectively, “contracts”) offered by separate accounts of participating insurance companies. The separate accounts purchase and redeem shares of the Funds based on, among other things, the amount of premium payments received on that day pursuant to contracts, but only on days when the NYSE is open for trading. Such purchases and redemptions of Fund shares are effected at the Funds’ NAV determined as of the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time) on that same day. No fee is charged to the separate accounts of the participating insurance companies when they redeem Fund shares.

DIVIDENDS AND DISTRIBUTIONS

The Funds distribute substantially all of their net investment income and net capital gains, if any, to shareholders within each calendar year as well as on a fiscal year basis to the extent required for the Funds to qualify for favorable federal tax treatment. The Funds ordinarily declare and pays dividends quarterly. If a Fund makes a capital gains distribution, it is declared and paid annually. The bond Funds declare and pay dividends monthly.

For this purpose, the net income of a Fund, from the time of the immediately preceding determination thereof, shall consist of all interest income accrued on the portfolio assets of the Fund, dividend income, if any, income from securities loans, if any, and realized capital gains and losses on the Fund’s assets, less all expenses and liabilities of the Fund chargeable against income. Interest income shall include discount earned, including both original issue and market discount, on discount paper accrued ratably to the date of maturity. Expenses, including the compensation payable to the Adviser, are accrued each day. The expenses and liabilities of a Fund shall include those appropriately allocable to the Fund as well as a share of the general expenses and liabilities of the Trust in proportion to the Fund’s share of the total net assets of the Trust.

TAXES

The following is only a summary of certain additional federal income tax considerations that are not described in the prospectus and generally affect the Fund and its shareholders. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussions here and in the prospectus are based on tax laws and regulations in effect as of the respective dates of this SAI and the prospectus, and may change as a result of legislative, administrative, and judicial action. These discussions are not intended as substitutes for careful tax planning.

Each Fund intends to qualify as a regulated investment company (“RIC”) under Subchapter M of the Code. Generally, to qualify as a RIC for federal income tax purposes, the Fund must (i) derive at least 90% of its annual gross income from dividends, interest, payments with respect to security loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in stock, securities, and currencies, and net income derived from an interest in a publicly traded partnership; and (ii) diversify its holdings so that, at the close of each quarter of its taxable year, (a) at least 50% of the market value of the Fund’s total (gross) assets is comprised of cash, cash items, U.S. government securities, and other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of such Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total (gross) assets is invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies) or two or more issuers controlled by the Fund and engaged in the same, similar, or related trades or businesses, or certain publicly traded partnerships. If so qualified, the Fund will not be subject to federal income tax on its investment company taxable income and net capital gains to the extent that such investment company taxable income and net capital gains are distributed in each taxable year to the separate accounts underlying the contracts of participating insurance companies that hold its shares. In addition, if the Fund distributes annually its ordinary income and capital gain net income, in the manner prescribed in the Code, it will also not be

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subject to the non-deductible 4% federal excise tax otherwise applicable to a RIC on any of its undistributed income or gains. If the Fund fails to qualify as a RIC, it would be subject to tax at the applicable corporate tax rate on its net investment income and net capital gains without being able to deduct dividends paid to shareholders, thereby reducing the amounts available for distribution to the separate accounts invested in the Fund. Under current tax law, capital gains or dividends from the Fund are not currently taxable to a holder of a contract when left to accumulate within such contract.

Section 817(h) of the Code requires that investments of a segregated asset account underlying a contract be “adequately diversified,” in accordance with Treasury Regulations promulgated thereunder, in order for the holder of the contract based on such account to receive the tax-deferred or tax-free treatment generally afforded holders of annuities or life insurance policies under the Code. Regulations under section 817(h) provide, among other things, the manner in which a segregated asset account will treat investments in a RIC for purposes of the applicable diversification requirements. Under the Regulations, if a RIC satisfies certain conditions, the RIC will not be treated as a single investment of the account for these purposes, but rather the segregated asset account will be treated as owning its proportionate share of each of the assets of the RIC. Generally, the Regulations require that no more than 55% of the value of the assets of a fund may be represented by any one investment; no more than 70% by any two investments; no more than 80% by any three investments; and no more than 90% by any four investments. For this purpose, securities of a single issuer are treated as one investment and each U.S. government agency or instrumentality is treated as a separate issuer. Additionally, an account will be treated as being “adequately diversified” if the diversification requirements under subchapter M are satisfied and no more than 55% of the value of the account’s total assets are cash and cash items, U.S. government securities and securities of other regulated investment companies. A separate account with respect to a variable life insurance contract is treated as adequately diversified to the extent of its investment in securities issued by the United States Treasury. The Fund plans to satisfy these conditions at all times so that each account of a participating insurance company investing in the Fund will be treated as owning its proportionate share of the Fund’s assets for purposes of determining whether it is adequately diversified under the Code and Regulations.

If the separate account upon which a contract is based fails to be adequately diversified pursuant to the foregoing rules for each calendar quarter, then (i) the variable contract is not treated as an annuity or life insurance contract under the Code for all subsequent periods for which such account is not “adequately diversified” and (ii) the holders of such contract must include as ordinary income the “income on the contract” for each taxable year. Additionally, the income on a life insurance contract for all prior taxable years is treated as received or accrued during the taxable year of the policyholder in which the contract ceases to meet the definition of “life insurance contract” under the Code. Generally, the “income of the contract” is the excess of (i) the sum of the increase in the net surrender value of the contract during the taxable year and the cost of the life insurance protection provided under the contract during the year, over (ii) the premiums paid under the contract during the taxable year.

For information concerning the federal income tax consequences to the holders of contracts, such holders should consult the prospectus for their particular contract.

The following table summarizes the approximate capital loss carryforwards for the applicable Funds, as of December 31, 2015. The capital loss carryover amounts for each Predecessor Fund shown include amounts that may expire in the year 2016 or later.

Predecessor Fund	Approximate Capital Loss Carryforward
RS Small Cap Growth Equity VIP Series	$—
RS Large Cap Alpha VIP Series	$—
RS S&P 500 Index VIP Series	$4,208,826
RS International VIP Series	$1,548,438
RS Emerging Markets VIP Series	$1,724,725
RS Investment Quality Bond VIP Series	$—
RS Low Duration Bond VIP Series	$2,031,719
RS High Yield VIP Series	$3,037,218

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Under current tax law, capital, and certain other, losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. Net capital losses realized in a fiscal year beginning after December 22, 2010, are deferred and treated as occurring on the first day of the following fiscal year. Such deferred capital losses are applied before any of the capital loss carryforwards described in the first sentence of this paragraph.

MANAGEMENT OF THE TRUST

Leadership Structure and Board of Trustees.

The Trust is governed by a Board of Trustees consisting of eight Trustees, seven of whom are not “interested persons” of the Trust within the meaning of that term under the 1940 Act (the “Independent Trustees”). The Chair of the Board is an Independent Trustee, who functions as the lead Trustee. The Chair serves as liaison between the Board and its Committees, and the Funds’ investment adviser and other service providers. The Chair is actively involved in setting the Board meeting agenda, and participates on certain of the Board’s Committees.

The following tables list the Trustees, their ages, position with the Trust, length of time served, principal occupations during the past five years and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or who file reports under the Exchange Act. Each Trustee currently oversees 9 portfolios in the Trust, 50 portfolios in Victory Portfolios, 26 portfolios in Victory Portfolios II, and one portfolio in Victory Institutional Funds, each a registered investment company that, together, comprise the Victory Fund Complex. There is no defined term of office and each Trustee serves until the earlier of his or her resignation, retirement, removal, death, or the election of a qualified successor. Each Trustee’s address is c/o Victory Variable Insurance Funds, 3435 Stelzer Road, Columbus, Ohio 43219.

Independent Trustees.

Name and Age	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During the Past 5 Years
David Brooks Adcock, 64	Trustee	February 2005	Consultant (since 2006).	FBR Funds (2011-2012).

Nigel D. T. Andrews, 68	Vice Chair and Trustee	August 2002	Retired.	Carlyle GMS Finance, Inc. (since 2012); Old Mutual plc. (2002-2011); Old Mutual US Asset Management (2002-2014).

E. Lee Beard, 64	Trustee	February 2005	Retired (since 2015); Consultant, The Henlee Group, LLC. (consulting) (2005-2015).	Penn Millers Holding Corporation (January 2011 to November 2011).

Sally M. Dungan, 62	Trustee	February 2011	Chief Investment Officer, Tufts University (since 2002).	ProCredit Holding Supervisory Board (2006-2011).

John L. Kelly 62	Trustee	February 2015	Adviser, Endgate Commodities LLC (since January 2016); Managing	Director, Caledonia Mining Corporation (since May 2012).

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Partner, Endgate Commodities LLC (August 2014 to January 2016); Chief Operating Officer, Liquidnet Holdings, Inc. (2011-2014); Managing Director, Crossroad LLC (Consultants) (April 2009 to December 2011).

David L. Meyer, 58	Trustee	December 2008	Retired.	None.

Leigh A. Wilson, 71	Chair and Trustee	February 1998	Private Investor.	Chair (since 2013) and Director (since 2012 and March-October 2008), Caledonia Mining Corporation; Director, The Mutual Fund Directors Forum (2004-2013).

Interested Trustee.

Name and Age	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During the Past 5 Years

David C. Brown, † 43	Trustee	May 2008

Chief Executive Officer (since August 2013), Co-Chief Executive Officer, (2011-2013), President — Investments and Operations (2010-2011) and Chief Operating Officer (2004-2011), the Adviser; Chief Executive Officer (since 2013), Victory Capital Holdings, Inc.

None.

†Mr. Brown is an “Interested Person” by reason of his relationship with the Adviser.

Experience and qualifications of the Trustees.

The following summarizes the experience and qualifications of the Trustees.

•                  David Brooks Adcock. Mr. Adcock served for many years as general counsel to Duke University and Duke University Health System, where he provided oversight to complex business transactions such as mergers and acquisitions and dispositions. He has served for more than 20 years as a public interest arbitrator for, among others, the New York Stock Exchange, the American Stock Exchange, the National Futures Association, FINRA and the American Arbitration Association. The Board believes that Mr. Adcock’s knowledge of complex business transactions and the securities industry qualifies him to serve on the Board.

•                  Nigel D.T. Andrews. Mr. Andrews served for many years as a management consultant for a nationally recognized consulting company and as a senior executive at GE, including Vice President

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of Corporate Business Development, reporting to the Chairman, and as Executive Vice President of GE Capital. He also served as a Director and member of the Audit and Risk Committee of Old Mutual plc, a large publicly traded company whose shares are traded on the London Stock Exchange. Mr. Andrews was also the non-executive chairman of Old Mutual’s U.S. asset management business, where he also sat on the audit and risk committee. Mr. Andrews also serves as a Governor of the London Business School. The Board believes that his experience in these positions, particularly with respect to oversight of risk and the audit function of public companies, qualifies him to serve as a Trustee.

•                  David C. Brown. Mr. Brown serves as the Chairman and Chief Executive Officer (since 2013) of Victory Capital Holdings, Inc. and Victory Capital Management Inc., (the “Adviser”), the Funds’ investment adviser, and as such is an “interested person” of the Trust. Previously, he served as Co-Chief Executive Officer (2011-2013), and President — Investments and Operations (2010-2011) and Chief Operating Officer (2004-2011) of the Adviser. The Board believes that his position and experience with the Adviser and his previous experience in the investment management business qualifies him to serve as a Trustee.

•                  E. Lee Beard. Ms. Beard, a certified public accountant, has served as the president, chief executive officer and director, and as a chief financial officer, of public, federally insured, depository institutions. As such, Ms. Beard is familiar with issues relating to audits of financial institutions. The Board believes that Ms. Beard’s experience as the chief executive officer of a depository institution and her knowledge of audit and accounting matters qualifies her to serve as a Trustee.

•                  Sally M. Dungan. Ms. Dungan, a Chartered Financial Analyst, has been in the investment and financial management business for many years. She currently serves as Chief Investment Officer for Tufts University, a position she has held since 2002, and previously served as Director of Pension Fund Management for Siemens Corporation (2000-2002), Deputy Chief Investment Officer and Senior Investment Officer of Public Markets of the Pension Reserves Investment Management Board of the Commonwealth of Massachusetts (1995-2000) and Administrative Manager for Lehman Brothers (1990-1995). Ms. Dungan has served on the boards, including their audit and investment committees, of private institutions. The Board believes Ms. Dungan’s extensive knowledge of the investment process and financial markets qualifies her to serve as a Trustee.

•                  John L. Kelly. Mr. Kelly has more than 35 years of experience and leadership roles in the financial services industry including institutional electronic trading, capital markets, corporate and investment banking, retail brokerage, private equity, asset/wealth management, institutional services, mutual funds and related technology enabled services.  He previously served as a Trustee of Victory Portfolios, Victory Institutional Funds, and Victory Variable Insurance Funds from 2008 to 2011. The Board believes that this experience qualifies him to serve as a Trustee.

•                  David L. Meyer. For six years, Mr. Meyer served as chief operating officer, Investment Wealth Management Division of Mercantile Bankshares Corp (now PNC Financial Services Corp.) and has served as an officer or on the boards of other mutual funds for many years. The Board believes that his experience, particularly as it related to the operation of registered investment companies, qualifies him to serve as a Trustee.

•                  Leigh A. Wilson. Mr. Wilson served for many years as Chief Executive Officer of Paribas North America and as such has extensive experience in the financial world. As a director of the Mutual Fund Directors Forum (“MFDF”), he is familiar with the operation and regulation of registered investment companies, and served on a MFDF steering committee created at the request of then-SEC Chairman William Donaldson to recommend best practices to independent mutual fund directors. He received the Small Fund Trustee of the Year award from Institutional Investor Magazine in 2006. The Board believes that this experience qualifies him to serve as a Trustee.

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Committees of the Board.

The following standing Committees of the Board are currently in operation: Audit and Risk Oversight, Continuing Education, Investment, Service Provider, Board Governance and Nominating, and Agenda. In addition to these standing Committees, the Board may form temporary Special Committees to address particular areas of concern. In addition, a Committee may form a Sub-Committee to address particular areas of concern to that Committee.

The members of the Audit and Risk Oversight Committee, all of whom are Independent Trustees, are Mr. Meyer (Chair), Mr. Adcock, Ms. Beard, and Mr. Wilson. The primary purpose of this Committee is to oversee the Trust’s accounting and financial reporting policies, practices and internal controls, as required by the statutes and regulations administered by the SEC, including the 1940 Act. The Committee also has overall responsibility for reviewing periodic reports with respect to compliance and enterprise risk, including operational risk and personnel. The Board has designated Mr. Meyer and Ms. Beard as its Audit Committee Financial Experts.

The members of the Continuing Education Committee are Mr. Meyer (Chair), Ms. Beard, and Ms. Dungan. The function of this Committee is to develop programs to educate the Trustees to enhance their effectiveness as a Board and individually.

The members of the Investment Committee are Ms. Dungan (Chair), Mr. Andrews, Mr. Kelly and Mr. Wilson. The function of this Committee is to oversee the Fund’s compliance with investment objectives, policies and restrictions, including those imposed by law or regulation, and assists the Board in its annual review of the Funds’ investment advisory agreements.

The members of the Service Provider Committee are Ms. Beard (Chair), Mr. Adcock and Mr. Meyer. This Committee negotiates the terms of the written agreements with the Funds’ service providers, evaluates the quality of periodic reports from the service providers (including reports submitted by sub-service providers) and assists the Board in its review of each Fund’s service providers, other than the investment adviser and independent auditors.

The Board Governance and Nominating Committee consists of all of the Independent Trustees. Mr. Andrews currently serves as the Chair of this Committee. The functions of this Committee are: to oversee Fund governance, including the nomination and selection of Trustees; to evaluate and recommend to the Board the compensation and expense reimbursement policies applicable to Trustees; and periodically, to coordinate and facilitate an evaluation of the performance of the Board.

The Board Governance and Nominating Committee will consider nominee recommendations from Fund shareholders, in accordance with procedures established by the Committee. A Fund shareholder should submit a nominee recommendation in writing to the attention of the Chair of Victory Variable Insurance Funds, 3435 Stelzer Road, Columbus, Ohio 43219. The Committee (or a designated sub-committee) will screen shareholder recommendations in the same manner as it screens nominations received from other sources, such as current Trustees, management of the Fund or other individuals, including professional recruiters. The Committee need not consider any recommendations when no vacancy on the Board exists, but the Committee will consider any such recommendation if a vacancy occurs within six months after receipt of the recommendation. In administering the shareholder recommendation process, the Chair, in the Chair’s sole discretion, may retain the services of counsel to the Trust or to the Independent Trustees, management of the Fund or any third party. The Committee will communicate the results of the evaluation of any shareholder recommendation to the shareholder who made the recommendation.

The Agenda Committee consists of the Chair of the Board and the Chair of each other Committee.

During the fiscal year ended December 31, 2015 the Board held seven meetings; the Audit and Risk Oversight Committee held four meetings; the Investment Committee held four meetings; the Service Provider Committee held five meetings; and the Board Governance and Nominating Committee held four meetings. The Continuing Education Committee met informally during the fiscal year.

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Board role in the oversight of risk.

In considering risks related to the Funds, the Board consults and receives reports from officers of the Funds and personnel of the Adviser, who are charged with the day-to-day risk oversight function. Matters regularly reported to the Board, or a designated committee, include certain risks involving the Funds’ investment portfolios, trading practices, operational matters, financial and accounting controls, and legal and regulatory compliance. The Board has delegated to the Audit and Risk Oversight Committee overall responsibility for reviewing reports relating to compliance and enterprise risk, including operational risk and personnel. The Board relies on the Investment Committee to review reports relating to investment risks, that is, risks to the Funds resulting from pursuing the Funds’ investment strategies (e.g., credit risk, liquidity risk and market risk).

Fund ownership.

The following tables show the dollar ranges of shares of all other series of the Victory Fund Complex beneficially owned by the Trustees as of December 31, 2015.  Since the Funds had not yet commenced operations as of December 31, 2015, no Trustee owned shares of any of the Funds as of that date.  No Independent Trustee (or any immediate family member) owns beneficially or of record an interest in the Adviser or the Distributor or in any person directly or indirectly controlling, controlled by, or under common control with the Adviser or the Distributor (other than Funds in the Victory Funds Complex). As of December 31, 2015, the Trustees and officers as a group owned beneficially less than 1% of each class of outstanding shares of the series of the Victory Fund Complex.

Independent Trustees.

Trustee	Dollar Range of Beneficial Ownership of Fund Shares	Aggregate Dollar Range of Ownership of Shares of All Series of the Victory Fund Complex
Mr. Adcock	N/A	Over $100,000
Mr. Andrews	N/A	Over $100,000
Ms. Beard	N/A	Over $100,000
Ms. Dungan	N/A	Over $100,000
Mr. Kelly	N/A	Over $100,000
Mr. Meyer	N/A	Over $100,000
Mr. Wilson	N/A	Over $100,000

Interested Trustee.

Trustee	Dollar Range of Beneficial Ownership of Fund Shares	Aggregate Dollar Range of Ownership of Shares of All Series of the Victory Fund Complex
Mr. Brown†	N/A	Over $100,000

†Mr. Brown is an “Interested Person” by reason of his relationship with the Adviser.

Remuneration of Trustees and the Chief Compliance Officer.

The Victory Fund Complex will pay each Independent Trustee $219,000 per year for his or her services to the Complex. The Board Chair will be paid an additional retainer of 50 percent of the base retainer per year. The Board reserves the right to award reasonable compensation to any Interested Trustee.

The following tables indicate the compensation received by each Trustee and the Chief Compliance Officer from the Trust and from the Victory Fund Complex for the year ended December 31, 2015. As of that date, there were 57 funds in the Victory Fund Complex for which the Trustees listed below were compensated. Since the Funds had not yet commenced operations as of December 31, 2015, no compensation was paid by the Funds. The Trust does not maintain a retirement plan for its Trustees.

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Independent Trustees.

Trustee	Aggregate Compensation from the Trust	Total Compensation from the Victory Fund Complex
Mr. Adcock	$518	$202,667
Mr. Andrews	518	202,667
Ms. Beard	518	202,667
Ms. Dungan	518	202,667
Mr. Kelly	457	180,472
Mr. Meyer	518	202,667
Mr. Wilson	778	304,000

Interested Trustee.

Trustee	Aggregate Compensation from the Trust	Total Compensation from the Victory Fund Complex
Mr. Brown†	None	None

†Mr. Brown is an “Interested Person” by reason of his relationship with the Adviser.

Chief Compliance Officer.

Chief Compliance Officer	Aggregate Compensation from the Trust	Total Compensation from the Victory Fund Complex
Edward J. Veilleux	$513	$197,414

Deferred Compensation.

The Trust did not offer deferred compensation for the year ended December 31, 2015.

Officers.

The officers of the Trust are elected by the Board of Trustees to supervise actively the Trust’s day-to-day operations. The officers of the Trust, their ages, the length of time served, and their principal occupations during the past five years, are detailed in the following table. Each individual holds the same position with the other registered investment companies in the Victory Fund Complex, and each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 4900 Tiedeman Road, 4th Floor, Brooklyn OH 44144. Except for the Chief Compliance Officer, the officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices. The Trust’s Treasurer is employed by Citi Fund Services Ohio, Inc. (“Citi”), which entity receives fees from the Trust for serving as the sub-administrator, dividend disbursing agent and servicing agent for series of the Trust other than the Funds.

Name and Age	Position with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years
Christopher K. Dyer, 54	President*	February 2006	Director of Mutual Fund Administration, the Adviser.
Scott A. Stahorsky, 46	Vice President	December 2014	Manager, Fund Administration, the Adviser (since 2015). Senior Analyst, Fund Administration, the Adviser (prior to 2015).
Erin G. Wagner, 42	Secretary	December 2014	Associate General Counsel, the Adviser (since 2013); Assocate, Dechert LLP (2001-2010).
Christopher E. Sabato, 47	Treasurer	May 2006	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc.
Edward J. Veilleux, 72	Chief Compliance Officer	October 2005	President of EJV Financial Services (mutual fund consulting).

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Chuck Booth, 55	Anti-Money Laundering Compliance Officer and Identity Theft Officer	May 2015	Director, Regulatory Administration and CCO Support Services, Citi Fund Services Ohio, Inc.
Jay G. Baris, 62	Assistant Secretary	February 1998	Partner, Morrison & Foerster LLP (since 2011).

* On December 3, 2014, Mr. Dyer resigned as Secretary of the Trust and accepted the position of President of the Trust.

ADVISORY AND OTHER CONTRACTS

Investment Adviser.

One of the Trust’s most important contracts is with the Adviser, a New York corporation registered as an investment adviser with the SEC. The Adviser is a wholly-owned subsidiary of Victory Capital Holdings, Inc. (“VCH”). A majority interest in VCH is owned by Crestview Partners II, L.P. and its affiliated funds (together, “Crestview”) with the remaining portion owned by Victory employees in the aggregate and a limited number of outside investors. As of December 31, 2015, the Adviser and its affiliates managed assets totaling in excess of $33.1 billion for numerous clients including large corporate and public retirement plans, Taft-Hartley plans, foundations and endowments, high net worth individuals and mutual funds.

The Adviser operates as a multi-boutique asset manager comprised of multiple investment teams, referred to as “investment franchises,” each of which utilizes an independent approach to investing.

From time to time, advertisements, supplemental sales literature and information furnished to present or prospective owners of contracts offered by separate accounts that may invest in the Fund may include descriptions of the Adviser including, but not limited to, (1) descriptions of the operations of the Adviser; (2) descriptions of certain personnel and their functions; and (3) statistics and rankings related to the operations of the Adviser.

The following schedule list the advisory fee each Fund, as an annual percentage of its average daily net assets.

Fund	Advisory Fee
Victory RS Large Cap Alpha VIP Series	0.50%
Victory RS Small Cap Growth Equity VIP Series	0.75%
Victory RS International VIP Series	0.80%
Victory RS Emerging Markets VIP Series	1.00%
Victory INCORE Investment Quality Bond VIP Series	0.50%
Victory INCORE Low Duration Bond VIP Series	0.45%
Victory High Yield VIP Series	0.60%
Victory S&P 500 Index VIP Series	0.25%

Fee Waivers and Expense Reimbursements.

Where the Adviser has contractually and/or voluntarily agreed to waive its investment advisory fees, and reimburse expenses when necessary, so that the net operating expenses of a Fund do not exceed certain limits, those limits do not apply to interest, taxes, brokerage commissions, other expenditures capitalized in accordance with generally accepted accounting principles or other extraordinary expenses not incurred in the ordinary course of business. There is no guarantee that the limits will remain in place or at the same level in the future.

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The Advisory and Sub-Advisory Agreements.

An advisory agreement dated as of on or about the closing of the Reorganizations, (the “Advisory Agreement”) applies to the Funds of the Trust, which was approved by the Board with respect to the Funds at a Board meeting held on February 17, 2016. Unless sooner terminated, the Advisory Agreement between the Adviser and the Trust, on behalf of the Funds, provides that it will continue in effect as to the Funds for two years and for consecutive one-year terms thereafter, provided that such renewal is approved at least annually by the Trustees or by vote of the majority of the outstanding shares of each such Fund (as defined under “Miscellaneous” below) and, in either case, by a majority of the Trustees who are not parties to the Advisory Agreement or “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement, by votes cast in person at a meeting called for such purpose. The Advisory Agreement is terminable as to any particular Fund at any time on 60 days’ written notice without penalty by a vote of the majority of the outstanding shares of a Fund, by vote of the Trustees, or as to all applicable Funds by the Adviser. The Advisory Agreement also terminates automatically in the event of any assignment, as defined by the 1940 Act.

The Advisory Agreement provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the performance of the services pursuant thereto, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, gross negligence on the part of the Adviser in the performance of its duties, or from reckless disregard by the Adviser of its duties and obligations thereunder.

Under the Advisory Agreement, the Adviser may delegate a portion of its responsibilities to a sub-adviser. In addition, the agreements provide that the Adviser may render services through its own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser of the Fund provided all such persons are functioning as part of an organized group of persons, managed by authorized officers of the Adviser.

Park Avenue Institutional Advisers LLC

Park Avenue Institutional Advisers LLC (“Park Avenue”) serves as the sub-adviser for the Victory High Yield VIP Series. Park Avenue is a wholly-owned subsidiary of Guardian Investor Services LLC (“GIS”), which served as sub-adviser for the High Yield VIP Series’ predecessor fund prior to May 1, 2015. Park Avenue and the Adviser have entered into a written Sub-Advisory Agreement pursuant to which Park Avenue provides sub-advisory services with respect to the High Yield Fund, subject to the general oversight of the Adviser and the Board of Trustees of the Trust.

GIS, a Delaware limited liability company, and its predecessor, Guardian Investor Services Corporation, a New York corporation, served as investment sub-adviser for certain Funds from 1968 through April 30, 2015. GIS is a subsidiary of The Guardian Life Insurance Company of America, a New York mutual insurance company (“Guardian Life”). Any employee of Guardian Life who participates in the management of a Fund is also a “supervised person” of Park Avenue and is subject to Park Avenue’s oversight. Park Avenue is located at 7 Hanover Square, New York, New York 10004. Park Avenue Securities LLC is the underwriter and the distributor of variable annuity and variable life insurance contracts issued by The Guardian Insurance & Annuity Company, Inc., a Delaware corporation (“GIAC”).

The Sub-Advisory Agreement will remain in effect with respect to the High Yield Fund for a period of two years, unless sooner terminated, and thereafter will continue in effect from year to year so long as continuance is specifically approved at least annually by (a) either (i) a majority of the outstanding securities of the High Yield Fund or (ii) the Board of Trustees of the Trust, and (b) a vote of the majority of the Trustees who are not parties to the Agreement or “interested persons” of Victory Capital or Park Avenue, cast in person at a meeting called for the purpose of voting on such continuance.

For its services under the Sub-Advisory Agreement, the Adviser will pay Park Avenue a monthly fee the High Yield Fund in an amount equal to 28% of all fees due from such Fund to the Adviser for such month prior to any reductions as a result of any voluntary or contractual fee waiver observed or expense reimbursement borne by the Adviser to that Fund for such period; provided that the monthly fee due hereunder to Park Avenue shall be reduced in the same proportion as the fee due to the Adviser from the Fund for such period as a result of any voluntary or

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contractual fee waiver observed or expense reimbursement borne by the Adviser in respect of the Fund to which Park Avenue has agreed.

Management, Administrative, and Accounting Fees

Management Fees. The Funds pay the Adviser fees as compensation for the services provided by it under the Advisory Agreement. The amount of these management fees is accrued daily and payable monthly (or more frequently) at fixed annual rates based on the average daily net assets of each Fund.

Because the Funds are new and have not yet commenced operations, no management fees have been paid as of the date of this SAI. Management fees paid to RS Investments by the Predecessor Funds for the last three years is shown in the table below.

Predecessor Fund	Management Fees(1)	Fee Waivers/Reimbursement Of Expenses(2)
RS Large Cap Alpha VIP Series
Year ended 12/31/15	$5,423,597	$—
Year ended 12/31/14	$5,716,541	$—
Year ended 12/31/13	$5,432,360	$—

RS Small Cap Growth Equity VIP Series
Year ended 12/31/15	$896,728	$—
Year ended 12/31/14	$856,249	$—
Year ended 12/31/13	$785,457	$—

RS International VIP Series
Year ended 12/31/15	$1,616,471	$—
Year ended 12/31/14	$1,766,187	$—
Year ended 12/31/13	$1,800,829	$—

RS Emerging Markets VIP Series
Year ended 12/31/15	$577,092	$—
Year ended 12/31/14	$701,256	$—
Year ended 12/31/13	$792,223	$—

RS Investment Quality Bond VIP Series
Year ended 12/31/15	$3,933,792	$—
Year ended 12/31/14	$4,033,526	$—
Year ended 12/31/13	$3,903,518	$—

RS Low Duration Bond VIP Series
Year ended 12/31/15	$1,238,030	$—
Year ended 12/31/14	$1,150,588	$—
Year ended 12/31/13	$1,032,959	$—

RS High Yield VIP Series
Year ended 12/31/15	$256,699	$—
Year ended 12/31/14	$303,739	$—
Year ended 12/31/13	$420,760	$—

RS S&P 500 Index VIP Series
Year ended 12/31/15	$171,416	$(142,737)
Year ended 12/31/14	$214,177	$(111,878)
Year ended 12/31/13	$210,520	$(97,251)

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(1)	After giving effect to any reimbursement or waiver by RS Investments.

(2)

Includes amount of management fees waived or reimbursed by RS Investments pursuant to expense limitations in effect during the period, plus the amount of any other expenses for which RS Investments reimbursed the Predecessor Fund or which RS Investments bore on behalf of the Predecessor Fund. For certain Predecessor Funds, RS Investments was reimbursed by GIS for a portion of the management fees it waived.

Administrative Services. State Street Bank and Trust Company (“State Street”) is expected to provide certain administrative services, including treasury, fund accounting, Blue Sky, and tax related services, to each of the Funds pursuant to an administration agreement. State Street has provided such services to the Predecessor Funds pursuant to an administration agreement dated May 1, 2007, between State Street and each of the Predecessor Funds, as amended from time to time. For its services under the agreement, State Street will receive fees from the Funds based on a written fee schedule as may be agreed to from time to time between State Street and the Funds.

State Street will also receive fees from each Fund for Blue Sky services and reimbursement for certain out-of-pocket expenses. The administration agreement is expected to remain in effect with respect to a Fund unless terminated by either State Street or the Fund on sixty (60) days’ prior written notice to the other party.

The table below states the total dollar amount in fees paid by the Predecessor Funds to State Street under the administration agreement for the last three fiscal years.

Predecessor Fund	Fees Paid Fiscal Year Ended 12/31/15	Fees Paid Fiscal Year Ended 12/31/14	Fees Paid Fiscal Year Ended 12/31/13
RS Large Cap Alpha VIP Series	$82,914	$106,396	$129,828
RS Small Cap Growth Equity VIP Series	$9,200	$10,683	$12,458
RS International VIP Series	$15,491	$20,426	$27,230
RS Emerging Markets VIP Series	$4,416	$6,455	$9,532
RS Investment Quality Bond VIP Series	$64,330	$76,271	$93,962
RS Low Duration Bond VIP Series	$25,251	$25,238	$27,818
RS High Yield VIP Series	$7,300	$6,425	$8,504
RS S&P 500 Index VIP Series	$13,683	$13,831	$14,763

Portfolio Managers.

This section includes information about the Funds’ portfolio managers, including information concerning other accounts they manage, the dollar range of Fund shares they own and how they are compensated. The following table lists the number and types of accounts managed by each individual and assets under management in those accounts as of December 31, 2015.

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	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Name	Number of Accounts(1)	Total Assets (in Thousands)	Number of Accounts	Total Assets (in Thousands)	Number of Accounts		Total Assets (in Thousands)
Michael Ade(2)	4	$307,512	0	$0	4		$288,063
Dan Banaszak	27	$781,670	0	$0	97		$14,120
Rob Bateman	27	$781,670	0	$0	97		$14,120
Stephen J. Bishop	12	$5,536,305	0	$0	8	(2)	$447,094
John Blaney	3	$1,213,621	0	$0	1		$525,882
Kevin Booth	4	$1,281,123	0	$0	1		$1,130,589
Melissa Chadwick-Dunn	11	$5,387,261	0	$0	8	(2)	$447,094
Christopher W. Clark	11	$5,387,261	0	$0	8	(2)	$447,094
Richard A. Consul	2	$29,521	0	$0	0		$0
Robert J. Crimmins Jr.	5	$2,013,873	0	$0	2		$18,344,580
S. Brad Fush	1	$108,360	0	$0	132		$2,634,560
John Gargana	2	$1,116,747	0	$0	0		$0
Paul Gillin	3	$1,213,621	0	$0	1		$525,882
Edward D. Goard	1	$108,360	0	$0	132		$2,634,560
David Hallum	27	$781,670	0	$0	97		$14,120
Stephen Hammers	27	$781,670	0	$0	97		$14,120
Paul Hamilos	5	$3,932,763	0	$0	27	(3)	$1,739,214
Robert J. Harris	5	$3,932,763	0	$0	27	(3)	$1,739,214
Paul Jablansky	5	$2,013,873	0	$0	1		$2,433,980
Stewart Johnson	1	$118,817	0	$0	1		$155,172
James R. Kelts	1	$108,360	0	$0	132		$2,634,560
U-Wen Kok	3	$297,422	0	$0	0		$0
Daniel Lang	5	$3,932,763	0	$0	27	(3)	$1,739,214
Joseph M. Mainelli	5	$3,932,763	0	$0	27	(3)	$1,739,214
David J. Marmon	5	$2,013,873	0	$0	1		$0
Gregory D. Oviatt	1	$108,360	0	$0	132		$2,634,560
Alex Pazdan	27	$781,670	0	$0	97		$14,120
Michael Reynal	4	$307,512	0	$0	4		$288,063
D. Scott Tracy	11	$5,387,261	0	$0	9	(2)	$447,857
Demetrios Tsaparas	3	$897,126	0	$0	0		$0

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(1)	Includes all Predecessor Funds of the Trust managed as of December 31, 2015 and any Victory Funds managed by the portfolio manager.

(2)	The investment adviser to the account receives an advisory fee based on account performance for two of these other accounts, in which the assets total approximately $ 94,761,274.

(3)	The investment adviser to the account receives an advisory fee based on account performance for one of these other accounts, in which the assets total approximately $ 98,804,989.

Conflicts of Interest.

Victory Capital

The Adviser’s portfolio managers are often responsible for managing one or more Funds as well as other accounts, such as separate accounts, and other pooled investment vehicles, such as collective trust funds or unregistered hedge funds. A portfolio manager may manage other accounts which have materially higher fee arrangements than a Fund and may, in the future, manage other accounts which have a performance-based fee. A portfolio manager also may make personal investments in accounts they manage or support. The side-by-side management of the Funds along with other accounts may raise potential conflicts of interest by incenting a portfolio manager to direct a disproportionate amount of: (1) their attention; (2) limited investment opportunities, such as less liquid securities or initial public offering; and/or (3) desirable trade allocations, to such other accounts. In addition, certain trading practices, such as cross-trading between Funds or between a Fund and another account, raise conflict of interest issues. The Funds and the Adviser have policies and procedures in place, including the Adviser’s internal review process and oversight by the Board of Trustees, that are intended to mitigate those conflicts.

Park Avenue

Portfolio managers for the High Yield Fund typically manage other portfolios with investment objectives and strategies that are similar to those of the High Yield Fund; however, specific security selection typically differs among portfolios based on investment objectives and duration requirements. In general, the other portfolios are managed using the same investment tools and resources that are used in connection with the management of the High Yield Fund. Accordingly, portfolio managers often make investment decisions and place trades for other accounts, such as the Guardian Assets, that are similar to those made for the Funds due to the similarities in their investment objectives and strategies. On the other hand, portfolio managers may purchase or sell securities for one portfolio and not another, as appropriate, or may place transactions on behalf of the Guardian Assets that are directly or indirectly contrary to investment decisions made on behalf of a Fund. These decisions can be driven by differences in investment objectives or in the duration of benchmarks used for the Guardian Assets and the Funds. Depending on market conditions, any of these actions could have a positive or adverse impact on the High Yield Fund.

Because the High Yield Fund’s portfolio managers manage assets for other accounts, the potential exists that a portfolio manager could have an incentive to devote an unequal amount of time and attention to the management of the High Yield Fund as compared to the time and attention the manager spends on other accounts. Park Avenue could also be perceived as having a conflict of interest if Park Avenue or any of its affiliates has an investment in an account that is materially larger than its investment in the High Yield Fund. To address these and other potential conflicts of interest, Park Avenue has adopted trade allocation policies and procedures, which provide for fair treatment including procedures for allocation of initial public offerings, and has monitoring procedures for compliance with the High Yield Fund’s investment policies and with the Code of Ethics of the Funds and Park Avenue. In addition, Park Avenue periodically reviews each portfolio manager’s overall responsibilities to evaluate whether the manager has adequate resources to effectively manage multiple portfolios in a manner that treats all clients fairly.

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Fund Ownership.

As of December 31, 2015, none of the Funds’ portfolio managers owned any of the Funds’ shares since shares of the Fund may only be owned through contracts offered by separate accounts of participating insurance companies.

Portfolio Manager Compensation

Victory Capital

Victory Capital has designed the structure of its portfolio managers’ compensation to (1) align portfolio managers’ interests with those of Victory Capital’s clients with an emphasis on long-term, risk-adjusted investment performance, (2) help Victory Capital attract and retain high-quality investment professionals, and (3) contribute to Victory Capital’s overall financial success. Each of the portfolio managers receives a base salary plus an annual incentive bonus for managing a Fund, separate accounts, other investment companies, other pooled investment vehicles and other accounts (including any accounts for which Victory Capital receives a performance fee) (together, “Accounts”).  A portfolio manager’s base salary is dependent on the manager’s level of experience and expertise. Victory Capital monitors each manager’s base salary relative to salaries paid for similar positions with peer firms by reviewing data provided by various consultants that specialize in competitive salary information.

Each of the Victory Capital investment franchises may earn incentive compensation based on a percentage of Victory Capital’s revenue attributable to fees paid by Accounts managed by the team.  The chief investment officer of each team, in coordination with Victory Capital, determines the allocation of the incentive compensation earned by the team among the team’s portfolio managers by establishing a “target” incentive for each portfolio manager based on the manager’s level of experience and expertise in the manager’s investment style.  Individual performance is based on objectives established annually using performance metrics such as portfolio structure and positioning, research, stock selection, asset growth, client retention, presentation skills, marketing to prospective clients and contribution to Victory Capital’s philosophy and values, such as leadership, risk management and teamwork.  The annual incentive bonus also factors in individual investment performance of each portfolio manager’s portfolio or Fund relative to a selected peer group(s).  The overall performance results for a manager are based on the composite performance of all Accounts managed by that manager on a combination of one, three and five year rolling performance periods as compared to the performance information of a peer group of similarly-managed competitors.

Victory Capital’s portfolio managers may participate in the equity ownership plan of Victory Capital’s parent company.  There is an ongoing annual equity pool granted to certain employees based on their contribution to the firm.  Eligibility for participation in these incentive programs depends on the manager’s performance and seniority.

Park Avenue

The compensation paid to portfolio managers is comprised of both base salary and incentive compensation. The base salary is generally a fixed amount based on the individual’s experience and expertise and is reviewed annually. The purpose of the incentive compensation plan is to provide portfolio managers with incentive awards that are tied directly to the performance of the mutual funds and portfolios for which they are responsible. The incentive component can be a significant portion of their total compensation. For the mutual funds, the incentive compensation rewards favorable performance of the mutual funds relative to peers and positive excess return versus appropriate benchmark indices. For the other portfolios, the incentive compensation rewards favorable performance relative to customized benchmark indices.

The mutual fund performance criteria are generally tied to both a peer component and index component. The peer component is based on a High Yield Fund’s performance relative to the appropriate peer group in the universe of mutual funds as determined by Lipper, Inc., an independent mutual fund rating and ranking organization. Incentive compensation takes into account performance measured over rolling one- and three-year periods, with a phase-in period. The index component is based on whether the Fund’s performance exceeds the performance of its benchmark index. The incentive compensation calculation for a given portfolio manager is based on appropriate weightings that reflect that manager’s roles and responsibilities with respect to management of the mutual funds and other portfolios. Although under normal circumstances the Guardian Assets substantially exceed those of the High Yield Fund, for purposes of the calculation, management of the Funds accounts for approximately 50% of a manager’s incentive compensation. In determining the actual incentive award to an individual portfolio manager,

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senior management may increase or decrease the award in its discretion based on the manager’s contribution to performance and other factors.

Code of Ethics

Each of the Trust, the Adviser, Park Avenue and the Distributor has adopted a Code of Ethics. The Adviser’s Code of Ethics applies to all of  the Adviser’s directors and officers and employees with investment advisory duties (“Access Personnel”) and all of the Adviser’s directors, officers and employees (“Supervised Personnel”). Each Code of Ethics provides that Access Personnel must refrain from certain trading practices. Each Code also requires all Access Personnel (and, in the Adviser Code, all Supervised Personnel) to report certain personal investment activities, including, but not limited to, purchases or sales of securities that may be purchased or held by a Fund. Violations of any Code of Ethics can result in penalties, suspension, or termination of employment.

Proxy Voting Policies and Procedures

In accordance with the 1940 Act, the Trust has adopted policies and procedures for voting proxies related to equity securities that the Funds hold (the “Proxy Voting Policy”). The Trust’s Proxy Voting Policy is designed to: (i) ensure that proxies are voted in the best interests of shareholders of the Funds with a view toward maximizing the value of their investments; (ii) address conflicts of interests between these shareholders, on the one hand, and affiliates of the Fund, the Adviser or the Distributor, on the other, that may arise regarding the voting of proxies; and (iii) provide for the disclosure of the Funds’ proxy voting records and the Proxy Voting Policy. The Proxy Voting Policy delegates to the Adviser the obligation to vote the Funds’ proxies in the best interests of the Funds and their shareholders, subject to oversight by the Board.

The Board of Trustees has authorized Victory Capital to delegate proxy voting authority with respect to a Fund to that Fund’s sub-adviser. Pursuant to such delegation Park Avenue is authorized to vote proxies on behalf of the applicable Fund for which it serves as investment adviser or sub-adviser, in accordance with the proxy voting policies and procedures of each such Adviser.

Victory Capital

To assist the Adviser in making proxy-voting decisions, the Adviser has adopted a Proxy Voting Policy (“Policy”) that establishes voting guidelines (“Proxy Voting Guidelines”) with respect to certain recurring issues. The Policy is reviewed on an annual basis by the Adviser’s Proxy Committee (“Proxy Committee”) and revised when the Committee determines that a change is appropriate. The Board annually reviews the Trust’s Proxy Voting Policy and the Adviser’s Policy and determines whether amendments are necessary or advisable.

Voting under the Adviser’s Policy may be executed through administrative screening per established guidelines with oversight by the Proxy Committee or upon vote by a quorum of the Proxy Committee. The Adviser delegates to Institutional Shareholder Services (“ISS”), an independent service provider, the non-discretionary administration of proxy voting for the Trust, subject to oversight by the Adviser’s Proxy Committee. In no circumstances shall ISS have the authority to vote proxies except in accordance with standing or specific instructions given to it by the Adviser.

The Adviser votes proxies in the best interests of the Funds and their shareholders. This entails voting client proxies with the objective of increasing the long-term economic value of Fund assets. The Adviser’s Proxy Committee determines how proxies are voted by following established guidelines, which are intended to assist in voting proxies and are not considered rigid rules. The Proxy Committee is directed to apply the guidelines as appropriate. On occasion, however, a contrary vote may be warranted when such action is in the best interests of the Funds or if required by the Board or the Funds’ Proxy Voting Policy. In such cases, the Adviser may consider, among other things:

•                  the effect of the proposal on the underlying value of the securities

•                  the effect on marketability of the securities

•                  the effect of the proposal on future prospects of the issuer

•                  the composition and effectiveness of the issuer’s board of directors

•                  the issuer’s corporate governance practices

•                  the quality of communications from the issuer to its shareholders

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The Adviser may also take into account independent third-party, general industry guidance or other corporate governance review sources when making decisions. It may additionally seek guidance from other senior internal sources with special expertise on a given topic where it is appropriate. The investment team’s opinion concerning the management and prospects of the issuer may be taken into account in determining whether a vote for or against a proposal is in a Fund’s best interests. Insufficient information, onerous requests or vague, ambiguous wording may indicate that a vote against a proposal is appropriate, even when the general principal appears to be reasonable.

Occasionally, conflicts of interest arise between the Adviser’s interests and those of a Fund or another client. When this occurs, the Proxy Committee must document the nature of the conflict and vote the proxy in accordance with the Proxy Voting Guidelines unless such guidelines are judged by the Proxy Committee to be inapplicable to the proxy matter at issue. In the event that the Proxy Voting Guidelines are inapplicable or do not mitigate the conflict, the Adviser will seek the opinion of the Adviser’s Chief Compliance Officer or consult with an external independent adviser. In the case of a Proxy Committee member having a personal conflict of interest (e.g. a family member is on the board of the issuer), such member will abstain from voting. Finally, the Adviser reports to the Board annually any proxy votes that took place involving a conflict, including the nature of the conflict and the basis or rationale for the voting decision made.

The Funds’ Proxy Voting Policy provides that the Funds, in accordance with SEC rules, annually will disclose on Form N-PX the Funds’ proxy voting record. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is updated each year by August 31st and is available without charge, upon request, by calling toll free 1-800-766-3863 or by accessing the SEC’s website at www.sec.gov.

A summary of the proxy voting policies and procedures for Park Avenue is included in Appendix B.

Portfolio Transactions

Fixed Income Trading. Fixed income and convertible securities are bought and sold through broker-dealers acting on a principal basis. These trades are not charged a commission, but rather are marked up or marked down by the executing broker-dealer. The Adviser does not know the actual value of the markup/markdown. However, the Adviser attempts to ascertain whether the overall price of a security is reasonable through the use of competitive bids.

Orders to buy or sell convertible securities and fixed income securities are placed on a competitive basis with a reasonable attempt made to obtain three competitive bids or offers. Exceptions are: (1) where the bid/ask spread is 5 basis points or less, provided the order is actually filled at the bid or better for sales and at the ask or better for purchases; (2) securities for which there are only one or two market makers; (3) block purchases considered relatively large; (4) swaps, a simultaneous sale of one security and purchase of another in substantially equal amounts for the same account, intended to take advantage of an aberration in a spread relationship, realize losses, etc.; and (5) purchases and/or sales of fixed income securities for which, typically, more than one offering of the same issue is unobtainable; subject to a judgment by the trader that the bid is competitive.

All Other Markets. Subject to the consideration of obtaining best execution, the Adviser may use brokerage commissions generated from client transactions may be used to obtain services and/or research from broker-dealers to assist in the Adviser’s investment management decision-making process. These services and research are in addition to and do not replace the services and research that the Adviser is required to perform and do not reduce the investment advisory fees payable to the Adviser by the Funds. Such information may be useful to the Adviser in serving both the Funds and other clients and, conversely, such supplemental research information obtained by the placement of orders on behalf of other clients may be useful to the Adviser in carrying out its obligations to the Funds.

Brokerage commissions may never be used to compensate a third party for client referrals unless the client has directed such an arrangement. In addition, brokerage commissions may never be used to obtain research and/or services for the benefit of any employee or non-client entity.

It is the policy of the Adviser to obtain the “best execution” of its clients’ securities transactions. The Adviser strives to execute each client’s securities transactions in such a manner that the client’s total costs or proceeds in each

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transaction are the most favorable under the circumstances. Commission rates paid on securities transactions for client accounts must reflect comparative market rates.

In addition, the Adviser will consider the full range and quality of a broker’s services in placing brokerage including, but not limited to, the value of research provided, execution capability, commission rate, willingness and ability to commit capital and responsiveness. The lowest possible commission cost alone does not determine broker selection. The transaction that represents the best quality execution for a client account will be executed. Commission ranges and the actual commission paid for trades of listed stocks and over-the-counter stocks may vary depending on, but not limited to, the liquidity and volatility of the stock and services provided to the Adviser by the broker.

The Adviser will make a good faith determination that the commissions paid are reasonable in relationship to the value of the services received. The continuous review of commissions is the responsibility of the head of equity trading. Quarterly, the Adviser’s research analysts and portfolio managers will participate in a broker vote. The Adviser’s Equity Trading Desk will utilize the vote results during the broker selection process. Some brokers executing trades for the Adviser’s clients may, from time to time, receive liquidity rebates in connection with the routing of trades to Electronic Communications Networks. Since the Adviser is not a broker, however, it is ineligible to receive such rebates and does not obtain direct benefits for its clients from this broker practice.

Investment decisions for each Fund are made independently from those made for the other Funds or any other investment company or account managed by the Adviser. Such other investment companies or accounts may also invest in the same securities and may follow similar investment strategies as the Funds. The Adviser may combine transaction orders (“bunching” or “blocking” trades) for more than one client account where such action appears to be equitable and potentially advantageous for each account (e.g., for the purpose of reducing brokerage commissions or obtaining a more favorable transaction price.) The Adviser will aggregate transaction orders only if it believes that the aggregation is consistent with its duty to seek best execution for its clients and is consistent with the terms of investment advisory agreements with each client for whom trades are being aggregated. Both equity and fixed-income securities may be aggregated. When making such a combination of transaction orders for a new issue or secondary market trade in an equity security, the Adviser adheres to the following objectives:

•                  Fairness to clients both in the participation of execution of orders for their account, and in the allocation of orders for the accounts of more than one client.

•                  Allocation of all orders in a timely and efficient manner.

In some cases, “bunching” or “blocking” trades may affect the price paid or received by a Fund or the size of the position obtained by the Fund in an adverse manner relative to the result that would have been obtained if only that particular Fund had participated in or been allocated such trades.

The aggregation of transactions for advisory accounts and proprietary accounts (including partnerships and other accounts in which the Adviser or its associated persons are partners or participants, and managed employee accounts) is permissible. No proprietary account may be favored over any other participating account and such practice must be consistent with the Adviser’s Code of Ethics.

Equity trade orders are executed based only on trade instructions received from portfolio managers by the trading desk. Portfolio managers may enter trades to meet the full target allocation immediately or may meet the allocation through moves in incremental blocks. Orders are processed on a “first-come, first-served” basis. At times, a rotation system may determine “first-come, first-served” treatment when the equity trading desk receives the same order for multiple accounts simultaneously. The Adviser will utilize a rotation whereby the Funds, even if aggregated with other orders, are in the first block(s) to trade within the rotation. To aggregate orders, the equity trading desk must determine that all accounts in the order will benefit. Any new trade that can be blocked with an existing open order may be added to the open order to form a larger block. The Adviser receives no additional compensation or remuneration of any kind as a result of the aggregation of trades. All accounts participating in a block execution receive the same execution price, an average share price, for securities purchased or sold on a trading day. Execution prices may not be carried overnight. Any portion of an order that remains unfilled at the end of a given day shall be

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rewritten (absent contrary instructions) on the following day as a new order. Accounts with trades executed the next day will receive a new daily average price to be determined at the end of the following day.

If the order is filled in its entirety, securities purchased in the aggregate transaction will be allocated among accounts participating in the trade in accordance with an Allocation Statement prepared at the time of order entry. If the order is partially filled, the securities will be allocated pro rata based on the Allocation Statement. Portfolio managers may allocate executed trades in a different manner than indicated on the Allocation Statement (e.g., non-pro rata) only if all client accounts receive fair and equitable treatment.

In some instances, it may not be practical to complete the Allocation Statement prior to the placement of the order. In that case, the trading desk will complete the Allocation Statement as soon as practicable, but no later than the end of the same business day on which the securities have been allocated to the trading desk by the broker.

Where the full amount of a block execution is not executed, the partial amount actually executed will be allocated on a pro rata basis whenever possible. The following execution methods maybe used in place of a pro rata procedure: relative size allocations, security position weighting, priority for specialized accounts, or a special allocation based on compliance approval.

After the proper allocation has been completed, excess shares must be sold in the secondary market, and may not be reallocated to another managed account.

In making investment decisions for the Funds, the Adviser will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by a Fund is a customer of the Adviser, its parents, subsidiaries or affiliates, and, in dealing with their commercial customers, the Adviser, its parents, subsidiaries and affiliates will not inquire or take into consideration whether securities of such customers are held by the Funds.

Investment decisions for each Fund are made independently from those made for any other investment company or account managed by the Adviser. Such other investment companies or accounts may also invest in the securities and may follow similar investment strategies as a Fund. When a purchase or sale of the same security is made at substantially the same time on behalf of a Fund and any other investment company or account, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner that the Adviser believes to be equitable to the Fund, investment company or account. In some instances, this investment procedure may affect the price paid or received by the Fund or the size of the position obtained by the Fund in an adverse manner relative to the result that would have been obtained if only the particular Fund had participated in or been allocated such trades.

To the extent permitted by law, the Adviser may aggregate the securities to be sold or purchased for the Funds with those to be sold or purchased for other investment companies or accounts in order to obtain best execution. In making investment recommendations for the Trust, the Adviser will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by the Funds is a customer of the Adviser, its parents or subsidiaries or affiliates and, in dealing with their commercial customers, the Adviser, its parents, subsidiaries, and affiliates will not inquire or take into consideration whether securities of such customers are held by the Trust.

For the three fiscal years ended December 31, the following table shows the information on brokerage commissions paid by the Predecessor Funds. Unless noted otherwise, changes in the amounts of brokerage commissions from year to year are generally the result of active trading strategies employed by the Funds’ investment teams in response to market conditions, and are not reflective of a material change in investment strategy.

Predecessor Fund	Fiscal Year Ended 12/31/15	Fiscal Year Ended 12/31/14	Fiscal Year Ended 12/31/13
RS Large Cap Alpha VIP Series	$848,235	$1,200,684	$1,218,140
RS Small Cap Growth Equity VIP Series (1)	$180,620	$240,000	$217,139
RS International VIP Series(2)	$445,918	$951,843	$757,139
RS Emerging Markets VIP Series(3)	$263,994	$407,475	$499,189
RS Investment Quality Bond VIP Series	$10,903	$—	$—
RS Low Duration Bond VIP Series	$43,738	$—	$—
RS High Yield VIP Series	$729	$—	$—
RS S&P 500 Index VIP Series	$4,288	$4,872	$4,731

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(1)

The decrease in commissions for RS Small Cap Equity VIP Series for the fiscal year ended December 31, 2015 as compared to previous years was generally due to a decrease in trading caused by a decrease in assets during the year.

(2)

The decreases in commissions for RS International VIP Series for the fiscal years ended December 31, 2015 and December 31, 2014 as compared to previous years was generally due to a decrease in trading caused by a decrease in assets during the years.

(3)

The increase in commissions for RS Emerging Markets VIP Series for the fiscal years ended December 31, 2013 as compared to the fiscal year ended December 31, 2014 and December 31, 2015 was generally due to a change in the portfolio management team during the year.

Affiliated Brokerage. The Board has authorized the allocation of brokerage to affiliated broker-dealers on an agency basis to effect portfolio transactions. The Board has adopted procedures incorporating the standards of Rule 17e-1 under the 1940 Act, which require that the commission paid to affiliated broker-dealers must be “reasonable and fair compared to the commission, fee or other remuneration received, or to be received, by other broker-dealers in connection with comparable transactions involving similar securities during a comparable period of time.”

No payments were made to any affiliated brokers during the fiscal year ended December 30, 2015.

Allocation of Brokerage in Connection with Research Services. Of the amounts shown in the preceding table for the fiscal year ended December 31, 2015, the following table provides the amounts of such brokerage commissions paid by the Predecessor Funds to brokers who provided research services or other services to RS Investments or RS Funds Distributor LLC (“RSFD”), the Predecessor Funds’ distributor, and the total dollar amounts of the transactions pursuant to which such brokerage commissions were paid.

Predecessor Fund	Brokerage Commissions Paid	Total Dollar Amount of Such Transactions
RS Large Cap Alpha VIP Series	$848,235	$238,099
RS Small Cap Growth Equity VIP Series	$180,620	$70,976
RS International VIP Series	$445,918	$138,903
RS Emerging Markets VIP Series	$263,994	$62,402
RS Investment Quality Bond VIP Series	$10,903	$—
RS Low Duration Bond VIP Series	$43,738	$—
RS High Yield VIP Series	$729	$—
RS S&P 500 Index VIP Series	$4,288	$—

Securities of Regular Brokers or Dealers. The following table lists each Predecessor Fund that acquired securities of its regular brokers or dealers (as defined in the 1940 Act) or of their parents during the fiscal year ended December 31, 2015, the name of each such broker or dealer, and the value of each Predecessor Fund’s aggregate holdings of the securities of each issuer as of December 31, 2015:

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Predecessor Fund	Broker or Dealer	Value as of December 31, 2015
RS Investment Quality Bond VIP Series	Bank of America Corp.	$14,453,435
RS Investment Quality Bond VIP Series	Citigroup, Inc.	$5,034,005
RS Investment Quality Bond VIP Series	Credit Suisse	$2,429,416
RS Investment Quality Bond VIP Series	JP Morgan Chase & Co.	$11,555,452
RS Investment Quality Bond VIP Series	Morgan Stanley	$7,374,106
RS Investment Quality Bond VIP Series	The Goldman Sachs Group, Inc.	$7,043,163
RS Investment Quality Bond VIP Series	Well Fargo & Co.	$5,795,760
RS Low Duration Bond VIP Series	Bank of America Corp.	$2,492,852
RS Low Duration Bond VIP Series	Well Fargo & Co.	$101,680
RS Low Duration Bond VIP Series	UBS Group AG	$1,247,908
RS Low Duration Bond VIP Series	Citigroup, Inc.	$1,997,048
RS Low Duration Bond VIP Series	Barclays Bank PLC	$746,666
RS Low Duration Bond VIP Series	Deutsche Bank AG	$2,230,868
RS Low Duration Bond VIP Series	Morgan Stanley	$1,001,155
RS S&P 500 Index VIP Series	Bank of America Corp.	$1,134,965
RS S&P 500 Index VIP Series	Well Fargo & Co.	$1,636,453
RS S&P 500 Index VIP Series	The Bank of New York Mellon Corp.	$291,796
RS S&P 500 Index VIP Series	Citigroup, Inc.	$998,465
RS S&P 500 Index VIP Series	JP Morgan Chase & Co.	$1,574,221
RS S&P 500 Index VIP Series	Morgan Stanley	$311,166
RS S&P 500 Index VIP Series	The Goldman Sachs Group, Inc.	$463,191
RS Large Cap Alpha VIP Series	Well Fargo & Co.	$24,957,763
RS Large Cap Alpha VIP Series	JP Morgan Chase & Co.	$41,137,350
RS International VIP Series	UBS Group AG	$1,683,640

Portfolio Turnover.

The portfolio turnover rates stated in each Prospectus are calculated by dividing the lesser of the Fund’s purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities. The calculation excludes all securities whose maturities, at the time of acquisition, were one year or less. For the two fiscal years ended December 31, 2015 and 2014, the Predecessor Funds’ portfolio turnover rates were as shown in the following table.

Predecessor Fund	2015	2014
RS Large Cap Alpha VIP Series	47%	56%
RS Small Cap Growth Equity VIP Series	88%	95%
RS International VIP Series	117%	193%
RS Emerging Markets VIP Series	123%	135%
RS Investment Quality Bond VIP Series	41%	47%
RS Low Duration Bond VIP Series	38%	39%
RS High Yield VIP Series	148%	212%
RS S&P 500 Index VIP Series	3%	3%

Disclosure of Portfolio Holdings.

The Board has adopted policies with respect to the disclosure of each Fund’s portfolio holdings by the Fund, the Adviser, or their affiliates. These policies provide that each Fund’s portfolio holdings information generally may not be disclosed to any party prior to the information becoming public.

Certain limited exceptions are described below. These policies apply to disclosures to all categories of persons, including individual investors, institutional investors, intermediaries who sell shares of a Fund, third parties

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providing services to the Funds (accounting agent, print vendors, etc.), rating and ranking organizations (Lipper, Morningstar, etc.) and affiliated persons of the Funds.

The Trust’s Chief Compliance Officer is responsible for monitoring each Fund’s compliance with these policies and for providing regular reports (at least annually) to the Board regarding the adequacy and effectiveness of the policy and recommend changes, if necessary.

Public Disclosure.

The Funds disclose their complete portfolio holdings in its annual and semiannual reports to shareholders, which are sent to shareholders no later than 60 days after the relevant fiscal period (June 30th and December 31st, respectively) and are available on the Fund’s website, www.rsinvestments.com/VIP.htm. The Funds also file their complete portfolio holdings as of the end of their first and third fiscal quarters (March 30th and June 30th, respectively) with the SEC on Form N-Q no later than 60 days after the relevant fiscal period. You can find these filings on the SEC’s website, www.sec.gov.

In addition, the Funds may disclose their complete portfolio holdings and other information relating to its portfolio holdings (e.g., top ten holdings) on the Funds’ website as disclosed in the Prospectus.

Non-Public Disclosures.

The Adviser may authorize the disclosure of non-public portfolio holdings information under certain limited circumstances. The Funds’ policies provide that non-public disclosures of a Fund’s portfolio holdings may only be made if: (i) the Fund has a “legitimate business purpose” (as determined by the President of the Trust) for making such disclosure; and (ii) the party receiving the non-public information enters into a confidentiality agreement, which includes a duty not to trade on the non-public information and describes any compensation to be paid to the Fund or any “affiliated person” of the Adviser or Distributor, including any arrangement to maintain assets in the Fund or in other investment companies or accounts managed by the Adviser or by any “affiliated person” of the Adviser or Distributor.

The Adviser will consider any actual or potential conflicts of interest between the Adviser and a Fund’s shareholders and will act in the best interest of the Fund’s shareholders with respect to any such disclosure of portfolio holdings information. If a potential conflict can be resolved in a manner that does not present detrimental effects to Fund shareholders, the Adviser may authorize release of portfolio holdings information. Conversely, if the potential conflict cannot be resolved in a manner that does not present detrimental effects to Fund shareholders, the Adviser will not authorize such release.

Ongoing Arrangements to Disclose Portfolio Holdings.

As previously authorized by the Board and/or the Trust’s executive officers, a Fund periodically discloses non-public portfolio holdings on a confidential basis to various service providers that require such information in order to assist the Fund in its day-to-day operations, as well as public information to certain ratings organizations. These entities are described in the following table. The table also includes information as to the timing of these entities receiving the portfolio holdings information from a Fund. In none of these arrangements does a Fund or any “affiliated person” of the Adviser or Distributor receive any compensation, including any arrangement to maintain assets in the Fund or in other investment companies or accounts managed by the Adviser or by any “affiliated person” of the Adviser or Distributor.

Type of Service Provider	Name of Service Provider	Timing of Release of Portfolio Holdings Information
Adviser	Victory Capital Management Inc.	Daily.

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Distributor	Victory Capital Advisers, Inc.	Daily.
Custodian	State Street Bank and Trust Company	Daily.
Fund Accountant	State Street Bank and Trust Company	Daily.
Financial Data Service	FactSet Research Systems, Inc.
Independent Registered Public Accounting Firm		Annual Reporting Period: within 15 business days of end of reporting period. Semiannual Reporting Period: within 31 business days of end of reporting period.
Printer for Financial Reports	Merrill Corporation	Up to 30 days before distribution to shareholders.
Legal Counsel, for EDGAR filings on Forms N-CSR and Form N-Q	Morrison & Foerster LLP	Up to 30 days before filing with the SEC.
Ratings Agency	Thompson Financial/Vestek	Monthly, within 5 days after the end of the previous month.
Ratings Agency	Lipper/Merrill Lynch	Monthly, within 6 days after the end of the previous month.
Ratings Agency	Lipper/general subscribers	Monthly, 30 days after the end of the previous month.
Ratings Agency	Morningstar	Quarterly, 5 business days after the end of the previous quarter.
Financial Data Service	Bloomberg L.P.	Quarterly, 5 business days after the end of the previous quarter.

These service providers are required to keep all non-public information confidential and are prohibited from trading based on the information or otherwise using the information, except as necessary in providing services to the Funds.

There is no guarantee that a Fund’s policies on use and dissemination of holdings information will protect a Fund from the potential misuse of holdings by individuals or firms in possession of such information.

Distributor.

Victory Capital Advisers, Inc. (the “Distributor”), located at 4900 Tiedeman Road, 4th Floor, Brooklyn OH 44144, serves as distributor for the continuous offering of the shares of the Funds pursuant to a Distribution Agreement between the Distributor and the Trust dated August 1, 2013, as amended (the “Distribution Agreement”), approved with respect to the Funds on February 17, 2016. The Distributor is an affiliate of the Adviser. Unless otherwise terminated, the Distribution Agreement will remain in effect with respect to each Fund for two years and will continue thereafter for consecutive one-year terms, provided that the renewal is approved at least annually (1) by the Board or by the vote of a majority of the outstanding shares of each Fund, and (2) by the vote of a majority of the Trustees who are not parties to the Distribution Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate in the event of its assignment, as defined under the 1940 Act.

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Because the Funds had not commenced operations prior to the date of this SAI, no fees have been paid with respect to the Funds pursuant to the Distribution Agreement.

Custodian, Fund Accountant, Administrator and Transfer Agent.

The Adviser expects to retain State Street Bank and Trust Company, 200 Newport Avenue, Quincy, Massachusetts 02171, as the Funds’ custodian, fund accountant, transfer agent and administrator (the “Custodian”).  State Street Bank and Trust Company served as the Custodian of the Predecessor Funds.

The Custodian and subcustodians hold the securities in the Funds’ portfolios and other assets for safekeeping. The Custodian does not participate in making investment decisions for the Funds.

Contract Owner Administrative Services Agreement.

Any payments made under a Contract Owner Administrative Services Agreement to contract owner servicing agents (which may include affiliates of the Adviser), or to insurance companies or their affiliates, are for administrative support services to individuals who may from time to time own contracts offered by the separate accounts that invest in the Funds, which services may include: (1) dissemination of Fund prospectuses to existing contract owners; (2) solicitation of Trust proxies (including facilitating distribution of proxy material to contract owners, tabulation and reporting); (3) telephonic support for contract owners with respect to inquiries about the Trust (not including information related to sales); (4) communications to contract owners regarding performance of the separate account and the Funds; (5) aggregating purchase and redemption orders of the separate account for sales of shares of the Funds; (6) recording issuance and transfers of shares of the Funds held by the separate account; (7) processing and reinvesting dividends and distributions of the Funds held by the separate account; and (8) providing other administrative support to the Trust as mutually agreed between the Trust, a life insurance company and the Distributor.

Legal Counsel.

Morrison & Foerster LLP, 250 W. 55th Street, New York, New York 10019, is the counsel to the Trust.

Expenses.

Each Fund bears the following expenses relating to its operations, including: taxes, interest, brokerage fees and commissions, fees of the Trustees, SEC fees, state securities qualification fees, costs of preparing and printing prospectuses for regulatory purposes and for distribution to current shareholders, outside auditing and legal expenses, advisory and administration fees, fees and out-of-pocket expenses of the custodian and transfer agent, certain insurance premiums, costs of maintenance of each Fund’s existence, costs of shareholders’ reports and meetings, and any extraordinary expenses incurred in the Fund’s operation.

ADDITIONAL INFORMATION

Description of Shares.

The Trust is a Delaware statutory trust. The Trust’s Trust Instrument authorizes the Trustees to issue an unlimited number of shares, which are units of beneficial interest, with a par value of $.001 per share. The Trust currently offers Class A and Class I shares. A Fund may not offer all such share classes.

The Trust Instrument authorizes the Trustees to divide or redivide any unissued shares of the Trust into one or more additional series by setting or changing in any one or more aspects their respective preferences, conversion or other rights, voting power, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption.

Shares have no subscription or preemptive rights and only such conversion or exchange rights as the Trustees may grant in their discretion. When issued for payment as described in the prospectus and this SAI, the Trust’s shares

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will be fully paid and non-assessable. In the event of a liquidation or dissolution of the Trust, shares of each Fund are entitled to receive the assets available for distribution belonging to the Fund, and a proportionate distribution, based upon the relative asset values of the respective series, of any general assets not belonging to any particular series that are available for distribution.

Shareholders of each Fund are entitled to one vote per share (with proportional voting for fractional shares) on such matters as shareholders are entitled to vote (“share-based voting”). Alternatively (except where the 1940 Act requires share-based voting), the Trustees in their discretion may determine that shareholders are entitled to one vote per dollar of NAV (with proportional voting for fractional dollar amounts). Shareholders of all series and classes will vote together as a single class on all matters except (1) when required by the 1940 Act, shares shall be voted by individual series or class; and (2) when the Trustees have determined that the matter affects only the interests of one or more series or class, then only shareholders of such series or class shall be entitled to vote thereon. The shareholders of the Trust are the insurance company separate accounts using the Funds to fund contracts. The insurance company separate accounts pass voting rights attributable to shares held for the contracts to the contract owners, as described in the separate account prospectus.

There will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees have been elected by the shareholders, at which time the Trustees then in office will call a shareholders’ meeting for the election of Trustees. A meeting shall be held for such purpose upon the written request of the holders of not less than 10% of the outstanding shares. Upon written request by ten or more shareholders meeting the qualifications of Section 16(c) of the 1940 Act, (i.e., persons who have been shareholders for at least six months, and who hold shares having an NAV of at least $25,000 or constituting 1% of the outstanding shares) stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Trustee, the Trust will provide a list of shareholders or disseminate appropriate materials (at the expense of the requesting shareholders). Except as set forth above, the Trustees shall continue to hold office and may appoint their successors.

The Trust Instrument permits the Trustees to take certain actions without obtaining shareholder approval, if the Trustees determine that doing so would be in the best interests of shareholders. These actions include: (a) reorganizing a Fund with another investment company or another series of the Trust; (b) liquidating a Fund; (c) restructuring a Fund into a “master/feeder” structure, in which a Fund (the “feeder”) would invest all of its assets in a separate “master” fund; and (d) amending the Trust Instrument, unless shareholder consent is required by law.

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares, as defined under the 1940 Act, of the series affected by the matter. For purposes of determining whether the approval of a majority of the outstanding shares of a Fund will be required in connection with a matter, a Fund will be deemed to be affected by a matter unless it is clear that the interests of the Fund and any other series in the matter are identical, or that the matter does not affect any interest of other series of the Trust. Under Rule 18f-2, the approval of an investment advisory agreement or any change in investment policy would be effectively acted upon with respect to a Fund only if approved by a majority of the outstanding shares of the Fund. However, Rule 18f-2 also provides that the ratification of independent accountants, the approval of principal underwriting contracts, and the election of Trustees may be effectively acted upon by shareholders of the Trust voting without regard to series.

Shareholder and Trustee Liability.

The Delaware Statutory Trust Act provides that a shareholder of a Delaware statutory trust shall be entitled to the same limitation of personal liability extended to shareholders of Delaware corporations, and the Trust Instrument provides that shareholders of the Trust shall not be liable for the obligations of the Trust. The Trust Instrument also provides for indemnification out of the trust property of any shareholder held personally liable solely by reason of his or her being or having been a shareholder. The Trust Instrument also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust, and shall satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered to be extremely remote.

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The Trust Instrument states further that no Trustee, officer, or agent of the Trust shall be personally liable in connection with the administration or preservation of the assets of the Funds or the conduct of the Trust’s business; nor shall any Trustee, officer, or agent be personally liable to any person for any action or failure to act except for his own bad faith, willful misfeasance, gross negligence, or reckless disregard of his duties. The Trust Instrument also provides that all persons having any claim against the Trustees or the Trust shall look solely to the assets of the Trust for payment.

Principal Holders of Securities.

There are no beneficial owners of any Fund who own more than 5% of such Fund since there were no shares of any Funds outstanding as of the date of this SAI.

Financial Statements.

The audited financial statements of the Trust, with respect to the Funds, for the fiscal year ended December 31, 2015 are incorporated by reference herein.

Miscellaneous.

As used in the prospectus and in this SAI, “assets belonging to a fund” (or “assets belonging to the Funds”) means the consideration received by the Trust upon the issuance or sale of shares of a Fund, together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale, exchange, or liquidation of such investments, and any funds or payments derived from any reinvestment of such proceeds and any general assets of the Trust, which general liabilities and expenses are not readily identified as belonging to a particular series that are allocated to that series by the Trustees. The Trustees may allocate such general assets in any manner they deem fair and equitable. It is anticipated that the factor that will be used by the Trustees in making allocations of general assets to a particular series will be the relative NAV of each respective series at the time of allocation. Assets belonging to a particular series are charged with the direct liabilities and expenses in respect of that series, and with a share of the general liabilities and expenses of each of the series not readily identified as belonging to a particular series, which are allocated to each series in accordance with its proportionate share of the NAVs of the Trust at the time of allocation. The timing of allocations of general assets and general liabilities and expenses of the Trust to a particular series will be determined by the Trustees and will be in accordance with generally accepted accounting principles. Determinations by the Trustees as to the timing of the allocation of general liabilities and expenses and as to the timing and allocable portion of any general assets with respect to a particular series are conclusive.

As used in the prospectus and in this SAI, a “vote of a majority of the outstanding shares” of a Fund means the affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present at a meeting at which the holders of more than 50% of the outstanding shares of the Fund are represented in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund.

The requirement that the Board monitor the Funds for the existence of any material irreconcilable conflict between the interests of the variable annuity contract owners and the variable life insurance policy owners investing in the Fund has been delegated to the Board’s Service Provider Committee. The Committee carries out this responsibility by monitoring information from the investment adviser, distributor, administrator, participating insurance companies or counsel concerning potential or existing material irreconcilable conflicts. Material irreconcilable conflicts may arise for a variety of reasons, including: (1) action by a state insurance regulatory authority; (2) a change in a federal or state insurance, tax or securities law, regulation or interpretation; (3) a relevant judicial or administrative decision; (4) the manner in which the investments in the Fund’s portfolio is managed; (5) a difference in voting instructions given by variable annuity contract owners and variable life insurance contract owners; or (6) a decision by an insurance company to disregard the voting instructions of contract owners. When informed of such potential or actual conflicts, the Committee evaluates the facts and circumstances and may recommend appropriate action to the Board.

The Trust is registered with the SEC as an open-end management investment company. Such registration does not involve supervision by the SEC of the management or policies of the Trust.

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The prospectus and this SAI omit certain of the information contained in the registration statement filed with the SEC. Copies of such information may be obtained from the SEC upon payment of the prescribed fee.

Each Prospectus and this SAI are not an offering of the securities described in these documents in any state in which such offering may not lawfully be made. No salesman, dealer, or other person is authorized to give any information or make any representation other than those contained in a Prospectus and this SAI.

While this SAI and each Prospectus describe pertinent information about the Trust and the Funds, neither this SAI nor any Prospectus can represent a contract between the Trust or the Fund and any shareholder.

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APPENDIX A

DESCRIPTION OF SECURITIES RATINGS

Description of Security Ratings

Set forth below are descriptions of the relevant ratings of each of the NRSROs. These NRSROs and the descriptions of the ratings are as of the date of this SAI and may subsequently change.

Moody’s

Global Long-Term Ratings. Ratings assigned on Moody’s global long-term rating scales are forward-looking opinions of the relative credit risk of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default. The following describes the global long-term ratings by Moody’s.

Aaa — Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa — Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A — Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa — Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba — Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B — Obligations rated B are considered speculative and are subject to high credit risk.

Caa — Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca — Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C — Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Medium-Term Note Program Ratings. Moody’s assigns provisional ratings to medium-term note (MTN) programs and definitive ratings to the individual debt securities issued from them (referred to as drawdowns or notes). MTN program ratings are intended to reflect the ratings likely to be assigned to drawdowns issued from the program with the specified priority of claim (e.g. senior or subordinated). To capture the contingent nature of a program rating, Moody’s assigns provisional ratings to MTN programs. A provisional rating is denoted by a (P) in front of the rating.

The rating assigned to a drawdown from a rated MTN or bank/deposit note program is definitive in nature, and may differ from the program rating if the drawdown is exposed to additional credit risks besides the issuer’s default, such as links to the defaults of other issuers, or has other structural features that warrant a different rating. In some circumstances, no rating may be assigned to a drawdown.

Moody’s encourages market participants to contact Moody’s Ratings Desks or visit www.moodys.com directly if they have questions regarding ratings for specific notes issued under a medium-term note program. Unrated notes issued under an MTN program may be assigned an NR (not rated) symbol.

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Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.

Global Short-Term Ratings. Ratings assigned on Moody’s global short-term rating scales are forward-looking opinions of the relative credit risk of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect the likelihood of a default on contractually promised payments. The following describes Moody’s global short-term ratings.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1. — Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2. — Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3. — Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP. — Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Speculative Grade Liquidity Ratings. Moody’s Speculative Grade Liquidity Ratings are opinions of an issuer’s relative ability to generate cash from internal resources and the availability of external sources of committed financing, in relation to its cash obligations over the coming 12 months. Speculative Grade Liquidity Ratings will consider the likelihood that committed sources of financing will remain available. Other forms of liquidity support will be evaluated and consideration will be given to the likelihood that these sources will be available during the coming 12 months. Speculative Grade Liquidity Ratings are assigned to speculative grade issuers that are by definition Not Prime issuers.

SGL-1 — Issuers rated SGL-1 possess very good liquidity. They are most likely to have the capacity to meet their obligations over the coming 12 months through internal resources without relying on external sources of committed financing.

SGL-2 — Issuers rated SGL-2 possess good liquidity. They are likely to meet their obligations over the coming 12 months through internal resources but may rely on external sources of committed financing. The issuer’s ability to access committed sources of financing is highly likely based on Moody’s evaluation of near-term covenant compliance.

SGL-3 — Issuers rated SGL-3 possess adequate liquidity. They are expected to rely on external sources of committed financing. Based on its evaluation of near-term covenant compliance, Moody’s believes there is only a modest cushion, and the issuer may require covenant relief in order to maintain orderly access to funding lines.

SGL-4 — Issuers rated SGL-4 possess weak liquidity. They rely on external sources of financing and the availability of that financing is, in Moody’s opinion, highly uncertain.

Short-Term Obligation Ratings. While the global short-term ‘prime’ rating scale is applied to U.S. municipal tax-exempt commercial paper, these programs are typically backed by external letters of credit or liquidity facilities and their short-term prime ratings usually map to the long-term rating of the enhancing bank or financial institution and not to the municipality’s rating. Other short-term municipal obligations, which generally have different funding sources for repayment, are rated using two additional short-term rating scales (i.e., the MIG and VMIG scales discussed below).

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The Municipal Investment Grade (MIG) scale is used to rate U.S. municipal bond anticipation notes of up to three years maturity. Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity. MIG ratings expire at the maturity of the obligation, and the issuer’s long-term rating is only one consideration in assigning the MIG rating. MIG ratings are divided into three levels—MIG 1 through MIG 3—while speculative grade short-term obligations are designated SG.

MIG-1. This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG-2. This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG-3. This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG. This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Demand Obligation Ratings. In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned: a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of risk associated with the ability to receive purchase price upon demand (“demand feature”). The second element uses a rating from a variation of the MIG scale called the Variable Municipal Investment Grade (VMIG) scale. The rating transitions on the VMIG scale, as shown in the diagram below, differ from those on the Prime scale to reflect the risk that external liquidity support generally will terminate if the issuer’s long-term rating drops below investment grade.

VMIG-1. This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG-2. This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG-3. This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG. This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Standard & Poor’s

A Standard & Poor’s issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects Standard & Poor’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days—including commercial paper. Short-term ratings are also used to

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indicate the creditworthiness of an obligor with respect to put features on long-term obligations. Medium-term notes are assigned long-term ratings.

Long-Term Issue Credit Ratings. Issue credit ratings are based, in varying degrees, on Standard & Poor’s analysis of the following considerations:

•   Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

•   Nature of and provisions of the obligation, and the promise imputed by Standard & Poor’s;

•   Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA — An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA — An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A — An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB — An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C — Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB — An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B — An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC — An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC — An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but Standard & Poor’s expects default to be a virtual certainty, regardless of the anticipated time to default.

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C — An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D — An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

NR — This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Plus (+) or minus (-) — The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Short-Term Issue Credit Ratings. The following describes Standard & Poor’s short-term issue credit ratings.

A-1 — A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2 — A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3 — A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B — A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

C — A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D — A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

Municipal Short-Term Note Ratings. The following describes Standard & Poor’s Municipal Short-Term Note Ratings.

A Standard & Poor’s U.S. municipal note rating reflects Standard & Poor’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, Standard & Poor’s analysis will review the following considerations:

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•   Amortization schedule — the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•   Source of payment — the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

SP-1. Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2. Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3. Speculative capacity to pay principal and interest.

Active Qualifiers

L — Ratings qualified with ‘L’ apply only to amounts invested up to federal deposit insurance limits.

p — This suffix is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The ‘p’ suffix indicates that the rating addresses the principal portion of the obligation only and that the interest is not rated.

pi — Ratings with a ‘pi’ suffix are based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer’s management and therefore may be based on less comprehensive information than ratings without a ‘pi’ suffix. Ratings with a ‘pi’ suffix are reviewed annually based on a new year’s financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer’s credit quality.

prelim — Preliminary ratings, with the ‘prelim’ suffix, may be assigned to obligors or obligations, including financial programs, in the circumstances described below. Assignment of a final rating is conditional on the receipt by Standard & Poor’s of appropriate documentation. Standard & Poor’s reserves the right not to issue a final rating. Moreover, if a final rating is issued, it may differ from the preliminary rating.

•   Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions.

•   Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor’s policies.

•   Preliminary ratings may be assigned to obligations that will likely be issued upon the obligor’s emergence from bankruptcy or similar reorganization, based on late-stage reorganization plans, documentation and discussions with the obligor. Preliminary ratings may also be assigned to the obligors. These ratings consider the anticipated general credit quality of the reorganized or post-bankruptcy issuer as well as attributes of the anticipated obligation(s).

•   Preliminary ratings may be assigned to entities that are being formed or that are in the process of being independently established when, in Standard & Poor’s opinion, documentation is close to final. Preliminary ratings may also be assigned to the obligations of these entities.

•   Preliminary ratings may be assigned when a previously unrated entity is undergoing a well-formulated restructuring, recapitalization, significant financing or other transformative event, generally at the point that investor or lender commitments are invited. The preliminary rating may be assigned to the entity and to its proposed obligation(s). These preliminary ratings consider the anticipated general credit quality of the

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obligor, as well as attributes of the anticipated obligation(s), assuming successful completion of the transformative event. Should the transformative event not occur, Standard & Poor’s would likely withdraw these preliminary ratings.

•   A preliminary recovery rating may be assigned to an obligation that has a preliminary issue credit rating.

t — This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

Fitch

International Long-Term Ratings

Investment Grade

AAA — Highest credit quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA — Very high credit quality. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A — High credit quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB — Good credit quality. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

Speculative Grade

BB — Speculative. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

B — Highly speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC, CC, C — High levels of credit risk. “CCC” ratings indicates that default is a real possibility. ‘CC’ ratings indicates that default of some kind appears probable. ‘C’ ratings indicate that default is imminent or inevitable, or the issuer is in standstill. Conditions that are indicative of a ‘C’ category rating for an issuer include:

a. the issuer has entered into a grace or cure period following non-payment of a material financial obligation;

b. the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; or

c. Fitch Ratings otherwise believes a condition of ‘RD’ or ‘D’ to be imminent or inevitable, including through the formal announcement of a distressed debt exchange.

RD — Restricted default. ‘RD’ ratings indicate an issuer that in Fitch Ratings’ opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased operating. This would include:

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a. the selective payment default on a specific class or currency of debt;

b. the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

c. the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or

d. execution of a distressed debt exchange on one or more material financial obligations.

D — Default. ‘D’ ratings indicate an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.

Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.

“Imminent” default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.

International Short-Term Ratings. The following describes Fitch’s two highest short-term ratings:

F1. Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2. Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

Notes to Long- and Short-term ratings:

The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-Term Issuer Default Ratings category, or to Long-Term Issuer Default Ratings categories below ‘B’.

NR — A designation of “Not Rated” or “NR” is used to denote securities not rated by Fitch where Fitch has rated some, but not all, securities comprising an issuance capital structure.

Withdrawn — The rating has been withdrawn and the issue or issuer is no longer rated by Fitch Ratings. Indicated in rating databases with the symbol ‘WD’.

Rating Watch — Rating Watches indicate that there is a heightened probability of a rating change and the likely direction of such a change. These are designated as “Positive”, indicating a potential upgrade, “Negative”, for a potential downgrade, or “Evolving”, if ratings may be raised, lowered or affirmed. However, ratings that are not on Rating Watch can be raised or lowered without being placed on Rating Watch first, if circumstances warrant such an action.

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A Rating Watch is typically event-driven and, as such, it is generally resolved over a relatively short period. The event driving the Watch may be either anticipated or have already occurred, but in both cases, the exact rating implications remain undetermined. The Watch period is typically used to gather further information and/or subject the information to further analysis. Additionally, a Watch may be used where the rating implications are already clear, but where a triggering event (e.g. shareholder or regulatory approval) exists. The Watch will typically extend to cover the period until the triggering event is resolved or its outcome is predictable with a high enough degree of certainty to permit resolution of the Watch.

Rating Watches can be employed by all analytical groups and are applied to the ratings of individual entities and/or individual instruments. At the lowest categories of speculative grade (‘CCC’, ‘CC’ and ‘C’) the high volatility of credit profiles may imply that almost all ratings should carry a Watch. Watches are nonetheless only applied selectively in these categories, where a committee decides that particular events or threats are best communicated by the addition of the Watch designation.

Rating Outlook — trends that have not yet reached the level that would trigger a rating action, but which may do so if such trends continue. The majority of Outlooks are generally Stable, which is consistent with the historical migration experience of ratings over a one- to two-year period. Positive or Negative rating Outlooks do not imply that a rating change is inevitable and, similarly, ratings with Stable Outlooks can be raised or lowered without a prior revision to the Outlook, if circumstances warrant such an action. Occasionally, where the fundamental trend has strong, conflicting elements of both positive and negative, the Rating Outlook may be described as “Evolving”.

Outlooks are currently applied on the long-term scale to issuer ratings in corporate finance (including sovereigns, industrials, utilities, financial institutions and insurance companies) and public finance outside the U.S.; to issue ratings in public finance in the U.S.; to certain issues in project finance; to Insurer Financial Strength Ratings; to issuer and/or issue ratings in a number of National Rating scales; and to the ratings of structured finance transactions and covered bonds. Outlooks are not applied to ratings assigned on the short-term scale and are applied selectively to ratings in the ‘CCC’, ‘CC’ and ‘C’ categories. Defaulted ratings typically do not carry an Outlook.

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APPENDIX B

SUMMARY OF PROXY VOTING POLICIES AND PROCEDURES

Park Avenue Institutional Advisers LLC

Introduction

In its capacity as investment sub-adviser to certain Funds which may from time to time hold equity securities, Park Avenue has a fiduciary duty to the shareholders of the Funds to evaluate each company in which the Funds invest, in order to satisfy itself that the company meets certain management, financial and corporate governance standards. Park Avenue believes that each investment should reflect a sound economic decision that benefits the shareholders of the Funds; thus, as a guiding principle, in voting proxies Park Avenue seeks to maximize the shareholders’ economic interests. Accordingly, these policies and procedures are designed to ensure that Park Avenue votes proxies in the best interests of shareholders of the Funds, regardless of any relationship between Park Avenue, or any affiliate of Park Avenue, with the company soliciting the proxy. With limited exceptions, Park Avenue intends to vote all proxies solicited by issuers.

Proxy Voting Service

Park Avenue has retained the services of a proxy voting service provider (the “Proxy Voting Service Provider”), an independent proxy voting service, to act as its agent in voting proxies. The Proxy Voting Service Provider performs independent research on the management, financial condition and corporate governance policies of numerous companies, and makes voting recommendations. The Proxy Voting Service Provider votes proxies on Park Avenue’s behalf at shareholder meetings and is responsible for retaining copies of each proxy statement and maintaining records of how each proposal was voted.

In making its voting determinations, the Proxy Voting Service Provider has developed policies that involve an analysis of various factors relevant to the issuer and/or the proxy matter presented. After conducting its own evaluation of the Proxy Voting Service Provider’s factors and policies, Park Avenue has instructed the Proxy Voting Service Provider to make a voting determination based upon the Proxy Voting Service Provider’s factors and policies. The policies and the factors the Proxy Voting Service Provider considers in its voting determinations are further detailed in the guidelines. Park Avenue has instructed the Proxy Voting Service Provider to vote “for,” “against,” or on a “case-by-case” basis, along with the Proxy Voting Service Provider’s recommendations. In cases where the Proxy Voting Service Provider may not vote a proxy, a proposal may be referred to Park Avenue for consideration.

Conflicts of Interest

Sometimes a conflict of interest may arise in connection with the proxy voting process. For example, Park Avenue may have a material conflict of interest due to a significant business relationship with the company or a business relationship with a third party that has a material interest in the outcome of the vote, or a Park Avenue employee may have a personal conflict of interest due to a personal or familial relationship with someone at the company soliciting the proxy. Central to these proxy voting policies is Park Avenue’s philosophy that proxies should be voted only in the best interests of the shareholders of the Funds. Accordingly, these proxy voting policies are applied uniformly to avoid material conflicts of interest.

Guardian has taken certain measures to prevent economic or political incentives on the part of fund management or other Guardian business units to influence the outcome of a vote. Park Avenue has created an information barrier between fund management and those other business units that may have inside or other information about a company, to prevent fund management from obtaining information that could have the potential to influence proxy voting decisions.

If an occasion arises in which the Proxy Voting Service Provider is unable to vote a proxy due to its own conflict of interest, the Proxy Voting Service Provider will ask Park Avenue to provide specific voting instructions. In such situations, Park Avenue shall vote the proxy in accordance with these policies and procedures. In all other cases, the Proxy Voting Service Provider votes proxies on behalf of Park Avenue and the Funds applying uniform policies.

If the Proxy Voting Service Provider is unable to vote a proxy due to a conflict and has referred it to Park Avenue for voting instructions, and there is a potential material conflict of interest between the issuer and Guardian or a Guardian affiliate or employee, the proxy proposal will be referred to Park Avenue’s Oversight Committee. The Oversight Committee will provide voting instructions on the proposal after consulting with the fund manager and taking into account all factors it deems relevant. If the Oversight Committee believes a material conflict exists that cannot be resolved by the committee, it will refer the proposal to the Board of Trustees for guidance.